Registration No. 333-76130
                                                      Registration No. 811-04335
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

         Pre-Effective Amendment No.

         Post-Effective Amendment No. 11                              [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

         Amendment No. 42                                             [X]

                       (Check appropriate box or boxes)

                           -------------------------

                            SEPARATE ACCOUNT FP
                                      of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                           -------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           -------------------------

                                    DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                           -------------------------

                 Please send copies of all communications to:

                          Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                            901 New York Avenue, N.W.
                             Washington, D.C. 20001
                           -------------------------

         Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      (__) days after filing pursuant to paragraph (b) of Rule 485.

[X]      On May 1, 2007 pursuant to paragraph (b) of Rule 485.

[ ]      (__) days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Paramount Life(SM)
An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2007


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.


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This prospectus describes your rights and obligations under a Paramount Life(SM)
policy, but is not the policy itself. The policy is the actual contract between you and AXA Equitable. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.


Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


WHAT IS PARAMOUNT LIFE(SM)?

Paramount Life(SM) is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


-------------------------------------------------------------------------------
 Variable investment options
-------------------------------------------------------------------------------
 Fixed income
-------------------------------------------------------------------------------
o EQ/AllianceBernstein Quality Bond    o Multimanager Core Bond*
o EQ/JPMorgan Core Bond                o Multimanager High Yield*
o EQ/Money Market                      o PIMCO VIT Total Return++
-------------------------------------------------------------------------------
 Domestic stocks
-------------------------------------------------------------------------------
o Davis Value++                        o EQ/MFS Emerging Growth Companies+
o EQ/AllianceBernstein Common Stock    o EQ/MFS Investors Trust+
o EQ/AllianceBernstein Growth and      o EQ/Small Cap Value+
  Income++                             o EQ/Small Company Index
o EQ/AllianceBernstein Large Cap       o EQ/Van Kampen Mid Cap Growth
  Growth                               o MFS Mid Cap Growth++
o EQ/AllianceBernstein Value           o Multimanager Health Care*
o EQ/AXA Rosenberg Value Long/Short    o Multimanager Large Cap Core Equity*
  Equity                               o Multimanager Large Cap Growth*
o EQ/BlackRock Basic Value Equity*     o Multimanager Large Cap Value*
o EQ/Capital Guardian Research         o Multimanager Mid Cap Growth*
o EQ/Capital Guardian U.S. Equity++    o Multimanager Mid Cap Value*
o EQ/FI Mid Cap                        o Multimanager Technology*
o EQ/FI Mid Cap Value+                 o OpCap Renaissance++
o EQ/Janus Large Cap Growth++          o U.S. Real Estate -- Class I++
o EQ/Lord Abbett Mid Cap Value         o Vanguard(R) VIF Equity Index
o EQ/Marsico Focus
-------------------------------------------------------------------------------
 International stocks
-------------------------------------------------------------------------------
o EQ/AllianceBernstein International   o EQ/Capital Guardian International+
o EQ/BlackRock International Value*    o Multimanager International Equity*
-------------------------------------------------------------------------------
 Allocation
-------------------------------------------------------------------------------
o AXA Aggressive Allocation            o AXA Moderate Allocation
o AXA Conservative Allocation          o AXA Moderate-Plus Allocation
o AXA Conservative-Plus Allocation
-------------------------------------------------------------------------------



* This is the investment option's new name effective on or about May 29, 2007, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned substitution or merger of this investment option.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, AXA Premier VIP Trust, Vanguard Variable Insurance Fund, Davis Variable Account Fund, Inc., MFS Variable Insurance Trust, Premier VIT (formerly the PIMCO Advisors VIT) or The Universal Institutional Funds, Inc. (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for five years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage,
(5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with Paramount Life(SM) or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.



The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X01548

Contents of this prospectus
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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 1
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How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
You can guarantee that your policy will not terminate
  before a certain date                                                      2
You can elect a "paid up" death benefit guarantee                            2
Investment options within your policy                                        2
About your life insurance benefit                                            3

Alternative higher death benefit in certain cases                            3

You can decrease your insurance coverage                                     5
Accessing your money                                                         5
Risks of investing in a policy                                               5



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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
   WILL PAY                                                                  6
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Tables of policy charges                                                     6
How we allocate charges among your investment options                       10
Changes in charges                                                          10



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3. WHO IS AXA EQUITABLE?                                                    11
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How to reach us                                                             11
About our Separate Account FP                                               12
Your voting privileges                                                      12



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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       13
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Portfolios of the Trusts                                                    16




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5. DETERMINING YOUR POLICY'S VALUE                                          17
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Your account value                                                          17


----------------------
"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

Paramount Life(SM) is available in all jurisdictions except Puerto Rico. This prospectus does not offer Paramount Life(SM) anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


i  Contents of this prospectus

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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       18
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Transfers you can make                                                      18
How to make transfers                                                       18
Our automatic transfer service                                              18
Our asset rebalancing service                                               18



--------------------------------------------------------------------------------
7. ACCESSING YOUR MONEY                                                     20
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Borrowing from your policy                                                  20

Making withdrawals from your policy                                         20
Surrendering your policy for its net cash
  surrender value                                                           21

Your option to receive a terminal illness living benefit                    21




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8. TAX INFORMATION                                                          22
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Basic tax treatment for you and your beneficiary                            22
Tax treatment of distributions to you (loans, partial
  withdrawals, and full surrender)                                          22
Tax treatment of living benefits proceeds                                   23

Business and employer owned policies                                        23

Requirement that we diversify investments                                   24
Estate, gift, and generation-skipping taxes                                 24
Pension and profit-sharing plans                                            24
Split-dollar and other employee benefit programs                            24
ERISA                                                                       25
Our taxes                                                                   25
When we withhold taxes from distributions                                   25
Possibility of future tax changes and other tax information                 25



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9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 27

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Guarantee premium test for no-lapse guarantee                               27
Paid up death benefit guarantee                                             27
Other benefits you can add by rider                                         28
Customer loyalty credit                                                     29
Variations among Paramount Life(SM) policies                                29
Your options for receiving policy proceeds                                  29
Your right to cancel within a certain number of days                        29



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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           30
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Deducting policy charges                                                    30

Charges that the Trusts deduct                                              32


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11. MORE INFORMATION ABOUT PROCEDURES THAT
    APPLY TO YOUR POLICY                                                    33
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Dates and prices at which policy events occur                               33
Policy issuance                                                             33
Ways to make premium and loan payments                                      34
Assigning your policy                                                       34
You can change your policy's insured person                                 34
Requirements for surrender requests                                         35
Gender-neutral policies                                                     35
Future policy exchanges                                                     35



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12. MORE INFORMATION ABOUT OTHER MATTERS                                    36
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About our general account                                                   36
Transfers of your account value                                             36
Telephone and EQAccess requests                                             37
Suicide and certain misstatements                                           37
When we pay policy proceeds                                                 38
Changes we can make                                                         38
Reports we will send you                                                    38
Distribution of the policies                                                38
Legal proceedings                                                           39



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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT
    FP AND AXA EQUITABLE                                                    40
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14. PERSONALIZED ILLUSTRATIONS                                              41
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Illustrations of policy benefits                                            41


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APPENDIX I -- HYPOTHETICAL ILLUSTRATIONS                                   I-1
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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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                                                 Contents of this prospectus  ii

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                                 Page

account value                                      17
Administrative office                              11
age                                                34
Allocation date                                     2
alternative death benefit                           3
amount at risk                                     31
anniversary; anniversaries                         33
assign; assignment                                 34
automatic transfer service                         18
AXA Equitable Access Account                       29
AXA Equitable Life                                 11
AXA Financial, Inc.                                11
AXA Premier VIP Trust                           cover
basis                                              22
beneficiary                                        29
business day                                       33
Cash Surrender Value                               38
Code                                               22
collateral                                         20
cost of insurance charge                           31
cost of insurance rates                            31
customer loyalty credit                            29
Davis Variable Account Fund, Inc.               cover
day                                                33
default                                             1
disruptive transfer activity                       36
EQAccess                                           11
EQ Advisors Trust                               cover
face amount                                         3
grace period                                        1
guarantee premium                                   2
guaranteed interest option                          3
Guaranteed Interest Account                         3
Paramount Life(SM)                              cover
Incentive term rider                                4
insured person                                     34
investment funds                                    2
investment option                               cover
issue date                                         34
lapse                                               1
loan, loan interest                                20
market timing                                      36
MFS Variable Insurance Trust                    cover
modified endowment contract                        22
month, year                                        33
monthly deduction                                  10
net cash surrender value                           21
no-lapse guarantee                                  2
Option A, B                                         3
our                                                 i
owner                                               i
paid up                                            22
paid up death benefit guarantee                     2
partial withdrawal                                 21
payment option                                     29
PIMCO Variable Insurance Trust                  cover
planned periodic premium                            1
policy                                          cover


                                                 Page

Portfolio                                       cover
Premier VIT                                     cover
premium charge                                      6
premium payments                                    1
prospectus                                      cover
rebalancing                                        18
receive                                            33
restore, restoration                                2
riders                                              1
SEC                                             cover
Separate Account FP                                12
state                                               i
subaccount                                         12
surrender                                          21
surrender charge                                    6
target premium                                      7
The Universal Institutional Funds, Inc.         cover
transfers                                         18
Trusts                                          cover
units                                              17
unit values                                        17
us                                                  i
Vanguard Variable Insurance Fund                cover
variable investment option                      cover
we                                                  i
withdrawal                                         20
you, your                                           i



iii  An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Paramount Life(SM) is a variable life insurance policy that provides you with flexible premium payments and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders include the Incentive Term rider, discussed below and other riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

Premium payments. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

Section 1035 exchanges of policies with outstanding loans. If we approve, you may purchase a Paramount Life(SM) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Paramount Life(SM) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Paramount Life(SM) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all of our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured's 100th birthday, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------
Limits on premium payments. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an illustration of policy benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.


If at any time when your policy's account value is high enough that the alternative higher death benefit (discussed later in this section) would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.


Planned periodic premiums. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

Policy "lapse" and termination. Your policy will lapse (also referred to in your policy as "default") if your net account value is not enough to pay your policy's monthly charges when due unless:

o you have paid sufficient premiums to maintain the five year no-lapse guarantee against termination, and your policy is still within the period of the guarantee, and you do not have an outstanding loan (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect, and you do not have an outstanding loan (see "You can elect a "paid up" death benefit guarantee" below).

("Account value" and "net account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the


                    Risk/benefit summary: Policy features, benefits and risks 1 policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct or (ii) to maintain in effect the five year no-lapse guarantee that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------
You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

Restoring a terminated policy. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for five years by paying at least certain specified amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. (Your policy calls this guarantee the "no-lapse guarantee.")

In some states, this guarantee may be referred to by a different name.

We make no extra charge for the no-lapse guarantee. However, in order for this guarantee to be effective, you must have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no-lapse guarantee" under "More information about policy features and benefits" later in this prospectus), and you must not have any outstanding policy loans.

--------------------------------------------------------------------------------
If you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for five years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------
YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, provided certain requirements are met, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the insured's attained age is 99 or less. If you elect the paid up death benefit guarantee, we may initially reduce your base policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, the sum of any outstanding policy loans, accrued interest and any "restricted" amount due to exercise of a living benefits rider exceeds your policy's account value, or (ii) you request us to terminate the election. For more information about the circumstances under which you can elect the paid-up death benefit, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), and other effects of this guarantee on your policy, see "Paid up benefit guarantee" under "More information about policy features and benefits" later in this prospectus.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------
Variable investment options. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio


2 Risk/benefit summary: Policy features, benefits and risks follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

Guaranteed interest option. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------
ABOUT YOUR LIFE INSURANCE BENEFIT


Your policy's face amount. In your application to buy a Paramount Life(SM) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $200,000 is the smallest amount of coverage you can request.

You should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides lower current charges and the guaranteed cost of insurance is generally higher under this rider than under the base policy. See "The Incentive Term rider" below.

--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
--------------------------------------------------------------------------------
Your policy's "death benefit" options. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                      or

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.



ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------



-------------------------------------------------------------
 Age*    40 and under    45      50      55      60      65
-------------------------------------------------------------
   %     250%            215%    185%    150%    130%    120%
-------------------------------------------------------------
         70      75-95   99-Over
-------------------------------------------------------------
   %     115%    105%    101%
-------------------------------------------------------------



* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

The alternative higher death benefit is a component of the Option A and Option B death benefits that will be paid (if higher) in order for the Paramount Life(SM) policy to satisfy the definition of "life insurance contract" under
Section 7702 of the Code. In general, for a policy to be treated as a life insurance contract under the Code, it must pass one of two tests, a cash value accumulation test or a guideline premium/cash value corridor test. Only the guideline premium/cash value corridor test applies to the Paramount Life(SM) policy. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable



                    Risk/benefit summary: Policy features, benefits and risks 3 percentage of policy account value specified in Section 7702(c) of the Code. We apply these principles to both Option A and Option B death benefits.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

Other adjustments to death benefit. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus interest. See "Your option to receive a terminal illness living benefit" later in this prospectus.



The Incentive Term rider. The Incentive Term rider allows you to purchase additional coverage on the insured person when you purchase your base policy. The minimum face amount that you may purchase under the Incentive Term rider is $100,000 and the maximum amount is equal to 90% of the target amount (which is the base policy face amount plus the face amount under the Incentive Term rider). Choosing term coverage under this rider in lieu of coverage under your base Paramount Life(SM) policy can reduce your current total charges. Our "cost of insurance" charges under the Incentive Term rider are generally currently lower than they are for coverage under the base policy. On the other hand, the guaranteed maximum charges for the Incentive Term rider are generally higher. In addition, this coverage does not have surrender charges and the per $1,000 of face amount administrative charge does not apply to coverage under this rider. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. See "Monthly cost of insurance charge" in "More information about certain policy charges" for more information.

If your policy is issued with an Incentive Term rider, the five year no- lapse guarantee on the target amount is available; however, the paid up death benefit guarantee is only available with respect to the base coverage. In addition, any coverage you purchase under the Incentive Term rider will terminate when the insured reaches age 100. Coverage under the base policy will continue as long as the insured is alive and the policy is in force.

Except as noted in the next sentence, if you request a face amount decrease (or a partial withdrawal that results in a face amount decrease), we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same. However, to the extent that such a reduction of the base policy face amount would cause the face amount to fall below the minimum we are then requiring for new policies, we will make such reduction from the Incentive Term rider face amount only.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed below under "Change of death benefit option."

When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include the Incentive Term rider.

See also "Tax information" later in this prospectus for certain possible tax consequences of face amount changes or adding or deleting riders.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy and before the policy anniversary nearest to the insured's 100th birthday; however, changes to option B are not permitted beyond the policy year in which the insured person reaches age 85.
--------------------------------------------------------------------------------
Change of death benefit option. If you change from Option A to Option B, we automatically reduce your base policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies.

If you change from Option B to Option A, we automatically increase your base policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option:

o we will determine the new base policy face amount somewhat differently from the general procedures described above, and

o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider above under "The Incentive Term rider").

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


4  Risk/benefit summary: Policy features, benefits and risks

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy and before the policy anniversary nearest to the insured's 100th birthday. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of decreasing the face amount.

We can refuse any requested decrease. We will not approve any decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy.

The following additional conditions also apply:

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 10 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. In no event will the surrender charge due exceed your account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount. The distribution may be taxable.



ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy's account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o If the policy loan and any accrued loan interest either equals or exceeds the account value, your policy will terminate subject to the policy's Grace Period provision.

o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                    Risk/benefit summary: Policy features, benefits and risks  5

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.


This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."





----------------------------------------------------------------------------------------------------------
                                                    Transaction Fees
----------------------------------------------------------------------------------------------------------
 Charge                         When charge is deducted             Amount deducted
----------------------------------------------------------------------------------------------------------
Premium charge                  From each premium                   10% of each premium payment.(1)

Surrender (turning in) of       Upon surrender                      Initial surrender charge per $1,000 of
your policy during its first                                        initial base policy face amount:(2)
10 years                                                            Highest: $16.87
                                                                    Lowest: $4.42
                                                                    Representative: $10.91(3)

----------------------------------------------------------------------------------------------------------
Request a decrease in your      Effective date of the decrease      A pro rata portion of the charge that
policy's face amount                                                would apply to a full surrender at the
                                                                    time of the decrease.

----------------------------------------------------------------------------------------------------------
Transfers among                 Upon transfer                       $25 per transfer.(4)
investment options
----------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.



----------------------------------------------------------------------------------------------------------
             Periodic charges other than underlying trust portfolio operating expenses
----------------------------------------------------------------------------------------------------------
Charge                     When charge is deducted    Amount deducted
----------------------------------------------------------------------------------------------------------
Administrative charge(5)   Monthly                    (1)  Policy Year  Amount Deducted

                                                               1              $20
                                                               2+             $10
                                                                      plus
                                                      (2)  Charge per $1,000 of initial base policy face
                                                           amount during your policy's first ten years:
                                                               Highest: $0.10
                                                               Lowest: $0.03
                                                               Representative: $0.10(6)
 ---------------------------------------------------------------------------------------------------------


6 Risk/benefit summary: Charges and expenses you will pay

-------------------------------------------------------------------------------------------------------------
           Periodic charges other than underlying trust portfolio operating expenses
-------------------------------------------------------------------------------------------------------------
Charge                      When charge is deducted           Amount deducted
-------------------------------------------------------------------------------------------------------------
Cost of insurance           Monthly                           Charge per $1,000 of the amount for which we
charge(5)(7)                                                  are at risk:(8)

                                                              Highest: $83.34
                                                              Lowest: $0.06
                                                              Representative: $0.28(11)
-------------------------------------------------------------------------------------------------------------
Mortality and expense       Daily                             0.90% (annual rate) of your value in our variable
risk charge                                                   investment options.
-------------------------------------------------------------------------------------------------------------
Loan interest spread(9)     On each policy anniversary        2% of loan amount.(10)
                            (or on loan termination, if
                            earlier)
-------------------------------------------------------------------------------------------------------------
Optional rider charges      While the rider is in effect

Incentive term rider(7)     Monthly                           Charge per $1,000 of rider death benefit

                                                              Highest: $83.34
                                                              Lowest: $0.06
                                                              Representative: $0.30(11)


Disability deduction        Monthly                           Percentage of all other monthly charges:
waiver                                                        Highest: 132%
                                                              Lowest: 7%
                                                              Representative: 16%(12)
-------------------------------------------------------------------------------------------------------------


(1) We may increase this charge higher than 10%, however, as a result of changes in the tax laws which increase our expenses. Currently, we reduce this charge to 5% of each pre mium payment after an amount equal to ten "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's characteristics, as well as the policy's face amount. Generally, the target premiums per thousand are lower for face amounts of $1,000,000 and higher. In addition, if your policy includes the accounting benefit endorsement, a portion of the deductions from premiums will be refunded upon surrender within the first three policy years (see "Accounting benefit endorsement" in "More information about policy features and benefits" later in this prospectus).

(2) If your policy includes the accounting benefit endorsement, the surrender charges are reduced (see "Accounting benefit endorsement" in "More information about policy features and benefits" later in this prospectus).

(3) This representative amount is the rate we guarantee for a representative insured male, non-tobacco user, age 45 at issue.

(4) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(5)  Not applicable after the insured person reaches age 100.

(6) This representative amount is the rate we guarantee for a representative insured age 45 at issue.

(7) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(8) Our amount "at risk" is the difference between the amount of death benefit and the account value as of the deduction date.

(9) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

(10) We may, however, increase this charge higher than 2% as a result of changes in the tax laws which increase our expenses.

(11) This representative amount is the rate we guarantee in the first policy year for a representative insured male age 45 at issue in the preferred, non-tobacco user risk class.

(12) This representative amount is the rate we guarantee in the first policy year for a representative insured male age 45 at issue who is not in a rated risk class.

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.




----------------------------------------------------------------------------------------------------------
                   Portfolio operating expenses expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2006 (expenses that are deducted from   Lowest     Highest
Portfolio assets including management fees, 12b-1 fees, service fees and/or other     ----       ----
expenses)(1)                                                                          0.14%      3.09%






                       Risk/benefit summary: Charges and expenses you will pay 7

This table shows the fees and expenses for 2006 as an annual percentage of each
                     Portfolio's daily average net assets.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net Total
                                                                                Acquired         Total          Fee       Annual
                                                                               Fund Fees        Annual        Waivers    Expenses
                                                                                  and          Expenses       and/or      (After
                                                                               Expenses         (Before       Expense    Expense
                                        Management     12b-1       Other      (Underlying       Expense     Reimburse-  Reimburse-
 Portfolio Name                          Fees(2)      Fees(3)   Expenses(4)  Portfolios)(5)   Limitations)    ments(6)    ments)
----------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
----------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                  0.10%         --        0.18%          0.91%            1.19%      (0.18)%      1.01%
AXA Conservative Allocation                0.10%         --        0.22%          0.67%            0.99%      (0.22)%      0.77%
AXA Conservative-Plus Allocation           0.10%         --        0.18%          0.72%            1.00%      (0.18)%      0.82%
AXA Moderate Allocation                    0.10%         --        0.17%          0.78%            1.05%      (0.17)%      0.88%
AXA Moderate-Plus Allocation               0.10%         --        0.17%          0.85%            1.12%      (0.17)%      0.95%
Multimanager Core Bond*                    0.59%         --        0.18%            --             0.77%      (0.07)%      0.70%
Multimanager Health Care*                  1.20%         --        0.23%            --             1.43%       0.00%       1.43%
Multimanager High Yield*                   0.58%         --        0.18%            --             0.76%         --        0.76%
Multimanager International Equity*         1.02%         --        0.26%            --             1.28%       0.00%       1.28%
Multimanager Large Cap Core Equity*        0.90%         --        0.20%            --             1.10%       0.00%       1.10%
Multimanager Large Cap Growth*             0.90%         --        0.22%            --             1.12%       0.00%       1.10%
Multimanager Large Cap Value*              0.88%         --        0.22%            --             1.10%       0.00%       1.10%
Multimanager Mid Cap Growth*               1.10%         --        0.20%          0.01%            1.31%       0.00%       1.31%
Multimanager Mid Cap Value*                1.10%         --        0.21%          0.03%            1.34%       0.00%       1.34%
Multimanager Technology *                  1.20%         --        0.23%            --             1.43%       0.00%       1.43%
----------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
----------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock          0.47%         --        0.13%            --             0.60%         --        0.60%
EQ/AllianceBernstein Growth and Income++   0.56%         --        0.12%            --             0.68%         --        0.68%
EQ/AllianceBernstein International         0.71%         --        0.20%            --             0.91%      (0.06)%      0.85%
EQ/AllianceBernstein Large Cap Growth      0.90%         --        0.11%            --             1.01%      (0.21)%      0.80%
EQ/AllianceBernstein Quality Bond          0.50%         --        0.14%            --             0.64%         --        0.64%
EQ/AllianceBernstein Value                 0.60%         --        0.13%            --             0.73%      (0.03)%      0.70%
EQ/AXA Rosenberg Value Long/Short Equity   1.40%       0.25%       1.44%            --             3.09%      (1.10)%      1.99%
EQ/BlackRock Basic Value Equity*           0.55%         --        0.14%            --             0.69%       0.00%       0.69%
EQ/BlackRock International Value*          0.82%         --        0.21%            --             1.03%      (0.03)%      1.00%
EQ/Capital Guardian International+         0.83%         --        0.21%            --             1.04%      (0.09)%      0.95%
EQ/Capital Guardian Research               0.65%         --        0.13%            --             0.78%      (0.08)%      0.70%
EQ/Capital Guardian U.S. Equity++          0.64%         --        0.14%            --             0.78%      (0.08)%      0.70%
EQ/FI Mid Cap                              0.68%         --        0.15%            --             0.83%      (0.08)%      0.75%
EQ/FI Mid Cap Value+                       0.73%         --        0.13%            --             0.86%      (0.01)%      0.85%
EQ/Janus Large Cap Growth++                0.90%         --        0.15%            --             1.05%      (0.15)%      0.90%
EQ/JPMorgan Core Bond                      0.44%         --        0.15%            --             0.59%       0.00%       0.59%
EQ/Lord Abbett Mid Cap Value               0.70%         --        0.18%            --             0.88%      (0.08)%      0.80%
EQ/Marsico Focus                           0.85%         --        0.13%            --             0.98%      (0.08)%      0.90%
EQ/MFS Emerging Growth Companies+          0.65%         --        0.15%            --             0.80%         --        0.80%
EQ/MFS Investors Trust+                    0.60%         --        0.16%            --             0.76%      (0.06)%      0.70%
EQ/Money Market                            0.33%         --        0.14%            --             0.47%         --        0.47%
EQ/Small Cap Value+                        0.73%         --        0.15%            --             0.88%      (0.03)%      0.85%
EQ/Small Company Index                     0.25%         --        0.16%          0.01%            0.42%       0.00%       0.42%
EQ/Van Kampen Mid Cap Growth               0.70%         --        0.23%            --             0.93%      (0.13)%      0.80%
----------------------------------------------------------------------------------------------------------------------------------
 Davis Variable Account Fund, Inc.:
----------------------------------------------------------------------------------------------------------------------------------
Davis Value++                              0.75%         --        0.06%            --             0.81%       0.00%       0.81%
----------------------------------------------------------------------------------------------------------------------------------
 MFS Variable Insurance Trust:
----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth++                       0.75%         --        0.15%            --             0.90%       0.00%       0.90%
----------------------------------------------------------------------------------------------------------------------------------
 Premier VIT:
----------------------------------------------------------------------------------------------------------------------------------
OpCap Renaissance++                        0.80%         --        0.29%            --             1.09%      (0.07)%      1.02%
----------------------------------------------------------------------------------------------------------------------------------
 PIMCO Variable Insurance Trust:
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return(7)++                0.25%         --        0.40%            --             0.65%       0.00%       0.65%
----------------------------------------------------------------------------------------------------------------------------------
 The Universal Institutional Funds, Inc.:
----------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate -- Class I++              0.74%         --        0.27%            --             1.01%       0.00%       1.01%
----------------------------------------------------------------------------------------------------------------------------------





8 Risk/benefit summary: Charges and expenses you will pay

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net Total
                                                                                Acquired         Total          Fee       Annual
                                                                               Fund Fees        Annual        Waivers    Expenses
                                                                                  and          Expenses       and/or      (After
                                                                               Expenses         (Before       Expense    Expense
                                        Management     12b-1       Other      (Underlying       Expense     Reimburse-  Reimburse-
 Portfolio Name                          Fees(2)      Fees(3)   Expenses(4)  Portfolios)(5)   Limitations)    ments(6)    ments)
----------------------------------------------------------------------------------------------------------------------------------
 Vanguard Variable Insurance Fund:
----------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Equity Index                0.11%          --         0.03%           --            0.14%          0.00%      0.14%



* This is the investment option's new name effective on or about May 29, 2007, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned substitution or merger of this Portfolio.

(1) "Total Annual Expenses" are based, in part, on estimated expense amounts for options added during the fiscal year 2006 and for the underlying portfolios.



(2) The management fees shown for the Trusts reflect revised management fees, effective May 1, 2007, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of AXA Premier VIP Trust and EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the policy.. A "--" indicates that there is no Rule 12b-1 Plan in place for the Portfolio shown.



(4) Other expenses shown are those incurred in 2006. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Other expenses for OpCap Renaissance are inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank.



(5) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. The fees and expenses are based on the respective weighted investment allocation as of 12/31/06. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limita tion in effect, "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2008. Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than specified amounts. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. The MFS Variable Insurance Trust--MFS Mid Cap Growth Portfolio has an expense offset arrangement that reduces the Portfolio's custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. The Portfolio may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolio's expenses. Pacific Investment Management Company ("PIMCO") has contractually agreed, for the Portfolio's current fiscal year to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of the average daily net assets, Under the Expense Limitation Agreement, which renews annually unless terminated by PIMCO upon 30 days' notice, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio--Class I and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Van Kampen reserves the right to terminate any waiver and/or reimbursement at any time without notice. OpCap Advisors LLC is the Investment Adviser of the Premier VIT--OpCap Renaissance Portfolio, and has contractually agreed to waive any amounts payable to the Investment Adviser and reimburse the Portfolio so that the total operating expenses of the Portfolio (net of any expense offsets) do not exceed specified amounts. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:




--------------------------------------------------
   Portfolio Name
--------------------------------------------------
   Multimanager Health Care                 1.38%
--------------------------------------------------
   Multimanager International Equity        1.27%
--------------------------------------------------
   Multimanager Large Cap Core Equity       1.08%
--------------------------------------------------
   Multimanager Large Cap Growth            1.08%
--------------------------------------------------
   Multimanager Large Cap Value             1.06%
--------------------------------------------------
   Multimanager Mid Cap Growth              1.27%
--------------------------------------------------
   Multimanager Mid Cap Value               1.33%
--------------------------------------------------
   Multimanager Technology                  1.39%
--------------------------------------------------
   EQ/AllianceBernstein Common Stock        0.58%
--------------------------------------------------
   EQ/AllianceBernstein Growth and Income   0.67%
--------------------------------------------------
   EQ/AllianceBernstein Large Cap Growth    0.78%
--------------------------------------------------
   EQ/AllianceBernstein Value               0.69%
--------------------------------------------------
   EQ/BlackRock Basic Value Equity          0.68%
--------------------------------------------------
   EQ/Capital Guardian Research             0.69%
--------------------------------------------------
   EQ/Capital Guardian U.S. Equity          0.69%
--------------------------------------------------
   EQ/FI Mid Cap                            0.72%
--------------------------------------------------
   EQ/FI Mid Cap Value                      0.84%
--------------------------------------------------
   EQ/Janus Large Cap Growth                0.89%
--------------------------------------------------


                                      Risk/benefit summary: Charges and expenses
                                                                  you will pay 9

--------------------------------------------------
   Portfolio Name
--------------------------------------------------
   EQ/Marsico Focus                   0.89%
--------------------------------------------------
   EQ/MFS Emerging Growth Companies   0.78%
--------------------------------------------------
   EQ/MFS Investors Trust             0.69%
--------------------------------------------------
   EQ/Small Cap Value                 0.77%
--------------------------------------------------
   EQ/Van Kampen Mid Cap Growth       0.76%
--------------------------------------------------



(7) "Other Expenses" reflect an administrative fee of 0.25% and a servicing fee of 0.15%.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS


In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.



CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies.



10 Risk/benefit summary: Charges and expenses you will pay

3. Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA. AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $795 billion in assets as of December 31, 2006. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus.



-------------------------------------------------------------------------------
 BY MAIL:
-------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047



-------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
-------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable  -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)



-------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
-------------------------------------------------------------------------------

Policy information, basic transactions, forms and statements are available 24 hours a day/7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.





-------------------------------------------------------------------------------
 BY E-MAIL:
-------------------------------------------------------------------------------
life-service@axa-equitable.com




-------------------------------------------------------------------------------
 BY FACSIMILE (FAX):
-------------------------------------------------------------------------------
1-704-540-9714




-------------------------------------------------------------------------------
 BY INTERNET:
-------------------------------------------------------------------------------
Our Website, www.axaonline.com provides access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).
                      ----------------------------------
REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:


(1) request for our automatic transfer service (our dollar cost averaging service);


(2)  request for our asset rebalancing service; and

(3)  designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;


(b)  transfers among investment options;

(c)  changes in allocation percentages for premiums and deductions; and

(d)  electing the paid up death benefit guarantee.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing to our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to


                                                       Who is AXA Equitable?  11
emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under Paramount Life(SM) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES


Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policyowner. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Paramount Life(SM) and other policies that Separate Account FP supports.


12  Who is AXA Equitable?

4. About the Portfolios of the Trusts


--------------------------------------------------------------------------------


You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the Paramount Life(SM) policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.



                                PORTFOLIOS OF THE TRUSTS
 ---------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name(*)              Objective                                                applicable)
----------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o AXA Equitable
----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND(1)     To seek a balance of a high current income and capital    o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                          LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE(2)   Long-term growth of capital.                              o A I M Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD(3)    High total return through a combination of current        o Pacific Investment Management Company
                              income and capital appreciation.                            LLC
                                                                                        o Post Advisory Group, LLC
----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.                              o AllianceBernstein L.P.
 EQUITY(4)                                                                              o JPMorgan Investment Management Inc.
                                                                                        o Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 13

PORTFOLIOS OF THE TRUSTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                                   Investment Manager (or Sub-Adviser(s), as
Portfolio Name(*)               Objective                                               applicable)
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                             o AllianceBernstein L.P.
 CORE EQUITY(5)                                                                         o Janus Capital Management LLC
                                                                                        o Thornburg Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                             o RCM Capital Management LLC
 GROWTH(6)                                                                              o TCW Investment Management Company
                                                                                        o T. Rowe Price Associates, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.                             o AllianceBernstein L.P.
 VALUE(7)                                                                               o Institutional Capital LLC
                                                                                        o MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.                             o AllianceBernstein L.P.
 GROWTH(8)                                                                              o Franklin Advisers, Inc.
                                                                                        o Provident Investment Counsel, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.                             o AXA Rosenberg Investment Management LLC
 VALUE(9)                                                                               o TCW Investment Management Company
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOL-          Long-term growth of capital.                             o Firsthand Capital Management, Inc.
 OGY(10)                                                                                o RCM Capital Management LLC
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust                                                                      Investment Manager (or Sub-Adviser(s), as
Portfolio Name(*)               Objective                                               applicable)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      Seeks to achieve long-term growth of capital.            o AllianceBernstein L.P.
 MON STOCK
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN GROWTH    Seeks to provide a high total return.                    o AllianceBernstein L.P.
 AND INCOME++
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve long-term growth of capital.            o AllianceBernstein L.P.
 NATIONAL
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.            o AllianceBernstein L.P.
 CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with     o AllianceBernstein L.P.
 BOND                          moderate risk to capital.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks capital appreciation.                              o AllianceBernstein L.P.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE         Seeks to increase value through bull markets and bear    o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY             markets using strategies that are designed to limit
                               exposure to general equity market risk.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Seeks capital appreciation and secondarily, income.      o BlackRock Investment Management, LLC
 EQUITY(11)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Seeks to provide current income and long-term growth     o BlackRock Investment Management Interna-
 VALUE(12)                     of income, accompanied by growth of capital.               tional Limited
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            To achieve long-term growth of capital.                  o Capital Guardian Trust Company
 INTERNATIONAL+
-----------------------------------------------------------------------------------------------------------------------------------


14 About the Portfolios of the Trusts

                           PORTFOLIOS OF THE TRUSTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                          Investment Manager (or Sub-Adviser(s), as
Portfolio Name(*)               Objective                                                  applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.               o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.       Seeks to achieve long-term growth of capital.               o Capital Guardian Trust Company
 EQUITY++
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                  Seeks long-term growth of capital.                          o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP VALUE+           Seeks long-term capital appreciation.                       o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH++    Seeks long-term growth of capital.                          o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND          Seeks to provide a high total return consistent with mod-   o JPMorgan Investment Management Inc.
                               erate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Capital appreciation.                                       o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks long-term growth of capital.                          o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH         Seeks to provide long-term capital growth.                  o MFS Investment Management+++
 COMPANIES+
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST+        Seeks long-term growth of capital with a secondary          o MFS Investment Management+++
                               objective to seek reasonable current income. For purposes
                               of this Portfolio, the words "reasonable current income"
                               mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve    o The Dreyfus Corporation
                               its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL CAP VALUE+            Seeks capital appreciation.                                 o Lazard Asset Management LLC
                                                                                           o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the       o AllianceBernstein L.P.
                               deduction of portfolio expenses) the total return of the
                               Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Capital growth.                                             o Morgan Stanley Investment Management,
 GROWTH                                                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Davis Variable
 Account Fund, Inc.
 Portfolio Name                 Objective                                                   Investment Manager/Adviser
------------------------------------------------------------------------------------------------------------------------------------
DAVIS VALUE++                  Seeks long-term growth of capital.                          o Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------------
 MFS Variable
 Insurance Trust
 Portfolio Name                 Objective                                                   Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH++           Seeks long-term growth of capital.                          o Massachusetts Financial Services
                                                                                             Company
------------------------------------------------------------------------------------------------------------------------------------
 Premier VIT
 Portfolio Name                 Objective                                                   Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
OPCAP RENAISSANCE++            Seeks long-term capital appreciation and income.            o OpCap Advisors LLC
 PIMCO Variable
------------------------------------------------------------------------------------------------------------------------------------
 Insurance Trust
 Portfolio Name                 Objective
                                                                                            Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN+        Seeks maximum total return, consistent with preservation    o Pacific Investment Management Company
                               of capital and prudent investment management.                 LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                    About the Portfolios of the
Trusts 15

PORTFOLIOS OF THE TRUSTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
The Universal Institutional
Funds, Inc.
Portfolio Name                  Objective                                                     Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
U.S. REAL ESTATE -- Class I++   Seeks to provide above average current income and long-       o Van Kampen (is the name under which
                                term capital appreciation by investing primarily in equity      Mor gan Stanley Investment
                                securities of companies in the U.S. real estate industry,       Management, Inc. does business in
                                including real estate investment trusts.                        certain situations).
------------------------------------------------------------------------------------------------------------------------------------
 VANGUARD VARIABLE
 INSURANCE FUND
 PORTFOLIO NAME                 Objective                                                     Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD VIF EQUITY INDEX       Seeks to track the performance of a benchmark index
                                that measures the investment return of large-                 o The Vanguard Group
                                capitalization stocks.
------------------------------------------------------------------------------------------------------------------------------------



(*) This portfolio information reflects the portfolio's name change effective on or about May 29, 2007, subject to regulatory approval. The chart below reflects the portfolio's name in effect, until on or about May 29, 2007. The number in the "FN" column corresponds with the number contained in the table above.




--------------------------------------------------
    FN      Portfolio Name until May 29, 2007
--------------------------------------------------
    (1)     AXA Premier VIP Core Bond
--------------------------------------------------
    (2)     AXA Premier VIP Health Care
--------------------------------------------------
    (3)     AXA Premier VIP High Yield
--------------------------------------------------
    (4)     AXA Premier VIP International Equity
--------------------------------------------------
    (5)     AXA Premier VIP Large Cap Core Equity
--------------------------------------------------
    (6)     AXA Premier VIP Large Cap Growth
--------------------------------------------------
    (7)     AXA Premier VIP Large Cap Value
--------------------------------------------------
    (8)     AXA Premier VIP Mid Cap Growth
--------------------------------------------------
    (9)     AXA Premier VIP Mid Cap Value
--------------------------------------------------
    (10)    AXA Premier VIP Technology
--------------------------------------------------
    (11)    EQ/Mercury Basic Value Equity
--------------------------------------------------
    (12)    EQ/Mercury International Value
--------------------------------------------------



+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned substitution or merger of this Portfolio.

+++ MFS(R) Investment Management is the name under which Massachusetts Financial Services Company does business in certain instances.


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510.


16 About the Portfolios of the Trusts

5. Determining your policy's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE
As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your "account value" is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in (iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net account value" is the total of (i) and (ii) above, plus any interest credited on the loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your account value is subject to certain charges discussed in "Risk/ benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------
Your policy's value in our variable investment options. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" earlier in this prospectus). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.


Your policy's value in our guaranteed interest option. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned earlier in this prospectus does not apply to our guaranteed interest option.


Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                                             Determining your policy's value  17

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. There are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed investment option and among our variable investment options are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.


--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------
Restrictions on transfer out of the guaranteed interest option. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

Disruptive transfer activity. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


HOW TO MAKE TRANSFERS


EQAccess transfers. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Website at www.axaonline.com and enrolling in EQAccess. This service may not always be available. The restrictions relating to online transfers are described below.

Online transfers. You can make online transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by logging onto our Website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

o whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our Website, you should send a written transfer request to our Administrative Office.


Transfers through our Administrative Office. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------
Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation


18 Transferring your money among our investment options that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.


                        Transferring your money among our investment options  19

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a terminal illness living benefit" below.


--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------
When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o   you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o   we do not count the collateral when we compute our customer loyalty credit;
    and

o   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

Interest that we credit on loan collateral. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Paramount Life(SM) policies in 2002, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or the five year no-lapse guarantee to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allo-


20  Accessing your money
cation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------
Effect of partial withdrawals on insurance coverage. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining your policy's no-lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due, or it could result in the five year no-lapse guarantee not being in effect.


You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.



SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.



YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy, we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

                                                        Accessing your money  21

8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Paramount Life(SM) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.


There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."



TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.


Taxation of pre-death distributions if your policy is not a modified endowment contract. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal


22  Tax information
could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


Taxation of pre-death distributions if your policy is a modified endowment contract. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 591/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Restoration of a terminated policy. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFITS PROCEEDS


Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Recently enacted federal tax legislation imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.



                                                             Tax information  23

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.



REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $2 million in 2006 through 2008 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $12,000 for 2007 (this amount is indexed annually for inflation) or less per year for each recipient.


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under recently passed legislation, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.



24  Tax information

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of recent amendments to the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform recently announced its tax reform options. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.


State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.


FUTURE (2009 OR LATER) INCREASES IN BENEFITS OR COVERAGE OR ADDITION OF RIDERS


In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice
2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured, are not addressed. If we determine that such a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We may have additional guidance from the IRS before 2009 at which time such rules could begin to apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.



                                                             Tax information  25

OTHER INFORMATION


There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.


For tax benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.


You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.


26  Tax information

9. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO-LAPSE GUARANTEE
Guarantee premium test. If your policy's net account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for the five year no-lapse guarantee. If it does, your policy will not lapse, provided that you have no policy loans outstanding and provided that the period of the guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums for the five year no-lapse guarantee, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the five year no-lapse guarantee premium test. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the five year no-lapse guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

Guarantee premiums. The amount of the premiums for the five year no-lapse guarantee is set forth in your policy on a monthly basis. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or a rider changes, or a rider is added or eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend the no-lapse guarantee period beyond its original number of years.



PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

o you have death benefit "Option A" in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus.);

o you terminate any additional benefit riders to your policy, including the Incentive Term rider;


o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.


The paid up death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.


Possible reduction of face amount. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.

Other effects of this guarantee. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you are permitted to pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" earlier in this prospectus), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


                         More information about policy features and benefits  27

The election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," earlier in this prospectus. You should consult your tax advisor before making this election.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o term insurance on the insured person (Incentive Term rider) (see "The Incentive Term rider" in "About your life insurance benefit" under "Risk/benefit summary: Policy features, benefits and risks")

o disability waiver of deduction benefit. This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However, coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all AXA Equitable and affiliates' policies in-force and applied for.

We add the following benefits automatically at no charge to each eligible policy:


o living benefits rider (see "Your option to receive a terminal illness living benefit" under "Accessing your money")


o waiver of surrender charge due to tax law change rider (for certain future federal estate tax repeal situations) This rider waives the surrender charges otherwise applicable upon surrender or reduction in the face amount anytime there is no Federal Estate Tax in effect, beginning in 2011. (This benefit is not available for policies issued on or after February 1, 2006.)

o substitution of insured person rider (see "You can change your policy's insured person" under "More information about procedures that apply to your policy")

o    accounting benefit endorsement (see below)

o paid up death benefit guarantee endorsement (see "Paid up death benefit guarantee" earlier in this section)

AXA Equitable or your financial professional can provide you with more information about these riders. Some of these riders may be selected only at the time your policy is issued or may not be available in your state. Some benefits are not available in combination with others. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

ACCOUNTING BENEFIT ENDORSEMENT. Subject to the conditions discussed below, AXA Equitable will offer an endorsement to your policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.

Under our current rules, the Endorsement will be offered where the following conditions are met:

o policies are corporately owned, or are "split-dollar" cases that are collaterally assigned to the company;

o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;

o the minimum initial premium under each policy is remitted to AXA Equitable by the employer; and

o the aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued.

Eligible cases will be issued with the accounting benefit endorsement unless the policyowner requests us in writing to not include the Endorsement.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:


---------------------------------------------------------------------------
                               Percent Of Premium     Percent Of Surrender
  Surrender In Policy Year    Deduction Refunded        Charges Waived
---------------------------------------------------------------------------
             1                      100%                    100%
             2                       67%                     80%
             3                       33%                     60%
             4                       0%                      40%
             5                       0%                      20%
          6 and later                0%                      0%
---------------------------------------------------------------------------

For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:

o 67% of the charges that had been deducted from premiums (i.e., the sales charge); and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender.

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender


28 More information about policy features and benefits charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy nor does it affect the calculations to determine whether your policy will lapse or terminate. The Endorsement may affect, however, the calculations to determine whether your policy satisfies the definition of "life insurance contract" under Section 7702 of the Code. In some cases, this may result in the payment of a higher alternative death benefit as described in "Alternative higher death benefit in certain cases" earlier in this prospectus.


We offer products designed specifically for this marketplace. You can contact us to find out more about any other AXA Equitable insurance policy.


CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage credit is currently at an annual rate of 0.60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Paramount Life(SM) in 2002, no credit has yet been attained under any in-force policy.


VARIATIONS AMONG PARAMOUNT LIFE(SM) POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Paramount Life(SM) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Paramount Life(SM). We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

Payment options for death benefit. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------
If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

Payment options for surrender and withdrawal proceeds. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by mailing it to our Administrative Office with a written request to cancel within 10 days after you receive it (or such longer period as required under state law). Your cancellation request must be postmarked within 10 days of receipt and your coverage will terminate as of the date of the postmark.

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the date the policy was returned, plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest.


Your policy will set forth the length of your "free look" period.


                         More information about policy features and benefits  29


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10.  More information about certain policy charges


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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."


TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

o PREMIUM CHARGE. We deduct an amount not to exceed 10% from each premium payment you send us. We may increase this charge higher than 10%, however, as a result of changes in the tax laws which increase our expenses. Currently, we reduce this charge to 5% after an amount equal to ten "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's characteristics, as well as the policy's face amount. Generally, the target premiums per thousand are lower for face amounts of $1,000,000 and higher. In addition, if your policy includes the accounting benefit endorsement, a portion of the deductions from premiums will be refunded upon surrender within the first three policy years (see "Accounting benefit endorsement" in "More information about policy features and benefits" earlier in this prospectus). The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

o SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the tenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $4.42 and $16.87 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year beginning after the sixth policy year until it reaches zero in the twelfth month of policy year ten. The initial amount of surrender charge depends on each policy's specific characteristics. In addition, if your policy includes the accounting benefit endorsement, the surrender charges are reduced (see "Accounting benefit endorsement" in "More information about policy features and benefits" earlier in this prospectus).

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

o REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first ten policy years, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all



30 More information about certain policy charges subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $7 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this latter amount in the future, although it will never exceed $10. In addition, we deduct between $0.03 and $0.10 per $1,000 of your initial base policy face amount at the beginning of each policy month in the first ten policy years. The monthly charge per $1,000 is currently limited on a non-guaranteed basis to $200 for any policy, regardless of face amount or issue age. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.06 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.


The guaranteed maximum cost of insurance rates for gender neutral Paramount Life(SM) policies for insureds who are age 18 or above are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Paramount Life(SM) policies for insureds who are under age 18 are based on the 1980 Commissioner's Standard Ordinary Mortality Table B. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender- neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits beginning on the policy anniversary on which such person is age 18.

You may ask us to review the tobacco habits of any insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.


The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, if you are paying a rate related to a substandard rating, you may request us to review that rating to receive a reduction in your rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. For this purpose, the face amount is the sum of the base policy face amount and the Incentive Term rider face amount (if applicable). Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $1,000,000 and higher. We will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a daily charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the



                               More information about certain policy charges  31
expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a daily charge at an annual rate of 0.60% of the value in your policy's variable investment options for mortality and expense risks. We reserve the right to increase or decrease this charge in the future, although it will never exceed 0.90%.

o LOAN INTEREST SPREAD We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The maximum loan interest spread is 2%. We may, however, increase the loan interest spread higher than 2% as a result of changes in the tax laws which increase our expenses. We deduct this charge on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

o INCENTIVE TERM RIDER. If you choose this rider, we deduct an amount from your policy account value each month while the rider is in effect. This amount is between $0.06 and $83.34 per $1,000 of rider death benefit on a guaranteed basis. For most insured persons at most ages, the current monthly charges for this rider are lower than the maximum monthly charges. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

o DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65, while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o   Management fees ranging from 0.10% to 1.40%.

o   12b-1 fees of 0.25% (not applicable to all portfolios).

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



32  More information about certain policy charges


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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Date of receipt. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office, or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Business days. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

Payments you make. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o   loan repayments and interest payments

Requests you make. The following transactions occur as of the date we receive your request:

o   withdrawals

o   tax withholding elections

o   face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o   surrenders

o   changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o   changes in form of death benefit payment

o   loans

o   transfers among variable investment options

o   assignments

o   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o   decrease in face amount

o   election of paid up death benefit guarantee

o   changes in death benefit option

o   changes of insured person

o   restoration of terminated policies


o   termination of any additional benefit riders you have elected


Automatic transfer service. Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

Asset rebalancing service. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

Delay in certain cases. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

Prices applicable to policy transactions. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

Effect of death or surrender. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

Register date. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then


                 More information about procedures that apply to your policy 33 the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part
    II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

Investment start date. This is the date your investment first begins to earn a return for you. Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date or, if later, the date we receive your full minimum initial premium at our Administrative Office.

Commencement of insurance coverage. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

Non-issuance. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

Age; age at issue. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

Checks and money orders. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of the five year no-lapse guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition


34 More information about procedures that apply to your policy of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Paramount Life(SM) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Paramount Life(SM) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Paramount Life(SM) policy.


FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.



                 More information about procedures that apply to your policy  35


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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Paramount Life(SM) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

The general account has not been registered and is not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR ACCOUNT VALUE

Transfers not implemented. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing service will terminate if either (2) or (3) occurs.

Disruptive transfer activity. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer


36 More information about other matters activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. In most cases, each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy owner is identified as having engaged in a potentially disruptive transfer under the policy for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, no trust available under the policy had implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.


Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



TELEPHONE AND EQACCESS REQUESTS


If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through EQAccess if you are the individual owner:


o changes of premium allocation percentages in EQAccess


o   changes of address


o   request forms and statements


o to request a policy loan (loan requests cannot be made through EQAccess by corporate policyholders)

o   enroll for electronic delivery of policy statements through EQAccess


o   to pay your premium or make a loan repayment


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to participate in EQAccess or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our Website (www.axaonline.com) or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through EQAccess or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or facsimile transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


                                        More information about other matters  37

WHEN WE PAY POLICY PROCEEDS

General. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

Clearance of checks. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of guaranteed interest option proceeds. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

Delay of variable investment option proceeds. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

Delay to challenge coverage. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE
In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to Paramount Life(SM) from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within out discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.



DISTRIBUTION OF THE POLICIES

The policies are distributed AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as the principal underwriter of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as broker-dealers and are members



38 More information about other matters of the National Association of Securities Dealers, Inc. ("NASD"). AXA Advisors also acts as distributor for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with AXA Advisors ("Selling broker-dealers").

AXA Equitable pays sales compensation to AXA Advisors. In general, AXA Advisors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from AXA Advisors to individual financial representatives as commissions related to the sale of the policies.

Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

The sales compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

AXA Advisors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. AXA Advisors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Paramount Life(SM) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or, in the case of conference support, such payments may be a fixed amount. AXA Advisors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, AXA Advisors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of AXA Advisors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

AXA Advisors receives 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or its affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, AXA Advisors or its affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the NASD, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.



LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


                                        More information about other matters  39

13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------


The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI")


The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.


40  Financial statements of Separate Account FP and AXA Equitable

14.  Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

Hypothetical and personalized illustrations. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.



Different kinds of illustrations. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2006 (or expected to be incurred in 2007, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2006). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.



The effect of the expense limitation arrangements. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above. Appendix I to the prospectus contains an arithmetic hypothetical illustration.


                                                  Personalized illustrations  41

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A and death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for an insured person who is a 45-year-old preferred risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (0.96)%, 4.98% and 10.93%. These net annual rates of return do not reflect the mortality and expense risk charge or the other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.


Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable Life will apply in each year illustrated. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no decreases in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.30%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations," earlier in this prospectus.


I-1 Appendix I: Hypothetical illustrations

PARAMOUNT LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $26,990 *
USING CURRENT CHARGES




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year        0% Gross       6% Gross     12% Gross
-------- --------------- --------------- ------------- -------------
     1      $   28,340     $ 1,500,000    $1,500,000    $ 1,500,000
     2      $   58,096     $ 1,500,000    $1,500,000    $ 1,500,000
     3      $   89,340     $ 1,500,000    $1,500,000    $ 1,500,000
     4      $  122,147     $ 1,500,000    $1,500,000    $ 1,500,000
     5      $  156,594     $ 1,500,000    $1,500,000    $ 1,500,000
     6      $  192,763     $ 1,500,000    $1,500,000    $ 1,500,000
     7      $  230,740     $ 1,500,000    $1,500,000    $ 1,500,000
     8      $  270,617     $ 1,500,000    $1,500,000    $ 1,500,000
     9      $  312,487     $ 1,500,000    $1,500,000    $ 1,500,000
    10      $  356,451     $ 1,500,000    $1,500,000    $ 1,500,000
    15      $  611,526     $ 1,500,000    $1,500,000    $ 1,500,000
    20      $  937,073     $ 1,500,000    $1,500,000    $ 1,721,071
    25      $1,352,562     $ 1,500,000    $1,500,000    $ 2,933,193
    30      $1,882,844     $ 1,500,000    $1,500,000    $ 4,702,184
    35      $2,559,632     $ 1,500,000    $2,005,075    $ 7,894,111
    40      $3,423,405     $ 1,500,000    $2,689,574    $13,328,737
    45      $4,525,823     $ 1,500,000    $3,538,962    $22,276,273
    50      $5,932,818               **   $4,583,557    $36,909,132
    55      $7,728,539               **   $5,679,721    $58,843,598



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  19,398    $   20,689    $    21,983    $   3,033    $    4,324    $     5,618
     2     $  38,478    $   42,266    $    46,213    $  22,113    $   25,901    $    29,848
     3     $  57,094    $   64,618    $    72,767    $  40,729    $   48,253    $    56,402
     4     $  75,203    $   87,727    $   101,838    $  58,838    $   71,362    $    85,473
     5     $  92,789    $  111,610    $   133,670    $  76,424    $   95,245    $   117,305
     6     $ 109,839    $  136,283    $   168,541    $  93,474    $  119,918    $   152,176
     7     $ 127,239    $  162,880    $   208,145    $ 114,966    $  150,607    $   195,871
     8     $ 144,263    $  190,622    $   251,942    $ 136,080    $  182,440    $   243,759
     9     $ 160,892    $  219,553    $   300,394    $ 156,801    $  215,462    $   296,303
    10     $ 177,138    $  249,751    $   354,052    $ 177,138    $  249,751    $   354,052
    15     $ 267,311    $  439,858    $   744,939    $ 267,311    $  439,858    $   744,939
    20     $ 348,849    $  681,502    $ 1,410,714    $ 348,849    $  681,502    $ 1,410,714
    25     $ 415,869    $  989,367    $ 2,528,615    $ 415,869    $  989,367    $ 2,528,615
    30     $ 458,447    $1,388,965    $ 4,394,564    $ 458,447    $1,388,965    $ 4,394,564
    35     $ 460,151    $1,909,595    $ 7,518,201    $ 460,151    $1,909,595    $ 7,518,201
    40     $ 387,869    $2,561,499    $12,694,035    $ 387,869    $2,561,499    $12,694,035
    45     $ 191,154    $3,370,440    $21,215,498    $ 191,154    $3,370,440    $21,215,498
    50             **   $4,365,292    $35,151,554            **   $4,365,292    $35,151,554
    55             **   $5,623,486    $58,260,988            **   $5,623,486    $58,260,988


----------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-2

PARAMOUNT LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $26,990 *
USING GUARANTEED CHARGES




                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross        6% Gross      12% Gross
-------- --------------- --------------- --------------- -------------
     1      $   28,340     $ 1,500,000     $ 1,500,000    $ 1,500,000
     2      $   58,096     $ 1,500,000     $ 1,500,000    $ 1,500,000
     3      $   89,340     $ 1,500,000     $ 1,500,000    $ 1,500,000
     4      $  122,147     $ 1,500,000     $ 1,500,000    $ 1,500,000
     5      $  156,594     $ 1,500,000     $ 1,500,000    $ 1,500,000
     6      $  192,763     $ 1,500,000     $ 1,500,000    $ 1,500,000
     7      $  230,740     $ 1,500,000     $ 1,500,000    $ 1,500,000
     8      $  270,617     $ 1,500,000     $ 1,500,000    $ 1,500,000
     9      $  312,487     $ 1,500,000     $ 1,500,000    $ 1,500,000
    10      $  356,451     $ 1,500,000     $ 1,500,000    $ 1,500,000
    15      $  611,526     $ 1,500,000     $ 1,500,000    $ 1,500,000
    20      $  937,073     $ 1,500,000     $ 1,500,000    $ 1,500,000
    25      $1,352,562     $ 1,500,000     $ 1,500,000    $ 1,955,160
    30      $1,882,844               **    $ 1,500,000    $ 2,997,983
    35      $2,559,632               **    $ 1,500,000    $ 4,801,699
    40      $3,423,405               **              **   $ 7,643,535
    45      $4,525,823               **              **   $11,850,573
    50      $5,932,818               **              **   $17,840,273
    55      $7,728,539               **              **   $25,375,375



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  16,958     $  18,170    $    19,386    $     593     $   1,805    $     3,021
     2     $  33,384     $  36,854    $    40,477    $  17,019     $  20,489    $    24,112
     3     $  49,146     $  55,934    $    63,304    $  32,781     $  39,569    $    46,939
     4     $  64,235     $  75,409    $    88,031    $  47,870     $  59,044    $    71,666
     5     $  78,615     $  95,251    $   114,814    $  62,250     $  78,886    $    98,449
     6     $  92,262     $ 115,448    $   143,842    $  75,897     $  99,083    $   127,477
     7     $ 105,115     $ 135,949    $   175,291    $  92,842     $ 123,676    $   163,017
     8     $ 117,101     $ 156,691    $   209,346    $ 108,918     $ 148,508    $   201,164
     9     $ 128,160     $ 177,624    $   246,242    $ 124,069     $ 173,533    $   242,151
    10     $ 138,183     $ 198,649    $   286,194    $ 138,183     $ 198,649    $   286,194
    15     $ 179,201     $ 313,438    $   555,985    $ 179,201     $ 313,438    $   555,985
    20     $ 179,225     $ 421,714    $   981,072    $ 179,225     $ 421,714    $   981,072
    25     $ 108,473     $ 502,294    $ 1,685,482    $ 108,473     $ 502,294    $ 1,685,482
    30             **    $ 512,910    $ 2,801,853            **    $ 512,910    $ 2,801,853
    35             **    $ 334,995    $ 4,573,046            **    $ 334,995    $ 4,573,046
    40             **            **   $ 7,279,558            **            **   $ 7,279,558
    45             **            **   $11,286,260            **            **   $11,286,260
    50             **            **   $16,990,736            **            **   $16,990,736
    55             **            **   $25,124,134            **            **   $25,124,134


----------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-3 Appendix I: Hypothetical illustrations

PARAMOUNT LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $26,990 *
USING CURRENT CHARGES




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year        0% Gross       6% Gross     12% Gross
-------- --------------- --------------- ------------- -------------
     1      $   28,340     $ 1,519,361    $1,520,650    $ 1,521,942
     2      $   58,096     $ 1,538,366    $1,542,143    $ 1,546,078
     3      $   89,340     $ 1,556,867    $1,564,357    $ 1,572,469
     4      $  122,147     $ 1,574,811    $1,587,260    $ 1,601,283
     5      $  156,594     $ 1,592,178    $1,610,852    $ 1,632,737
     6      $  192,763     $ 1,608,947    $1,635,133    $ 1,667,071
     7      $  230,740     $ 1,626,001    $1,661,221    $ 1,705,937
     8      $  270,617     $ 1,642,607    $1,688,315    $ 1,748,749
     9      $  312,487     $ 1,658,738    $1,716,434    $ 1,795,903
    10      $  356,451     $ 1,674,403    $1,745,632    $ 1,847,877
    15      $  611,526     $ 1,759,866    $1,926,314    $ 2,220,113
    20      $  937,073     $ 1,833,546    $2,147,585    $ 2,834,532
    25      $1,352,562     $ 1,886,542    $2,410,262    $ 3,844,350
    30      $1,882,844     $ 1,903,630    $2,706,711    $ 5,495,877
    35      $2,559,632     $ 1,860,857    $3,017,221    $ 8,192,246
    40      $3,423,405     $ 1,720,138    $3,297,712    $12,587,138
    45      $4,525,823               **   $3,500,568    $19,788,720
    50      $5,932,818               **   $3,577,167    $31,679,624
    55      $7,728,539               **   $3,146,958    $51,045,353



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  19,361    $   20,650    $    21,942    $   2,996    $    4,285    $     5,577
     2     $  38,366    $   42,143    $    46,078    $  22,001    $   25,778    $    29,713
     3     $  56,867    $   64,357    $    72,469    $  40,502    $   47,992    $    56,104
     4     $  74,811    $   87,260    $   101,283    $  58,446    $   70,895    $    84,918
     5     $  92,178    $  110,852    $   132,737    $  75,813    $   94,487    $   116,372
     6     $ 108,947    $  135,133    $   167,071    $  92,582    $  118,768    $   150,706
     7     $ 126,001    $  161,221    $   205,937    $ 113,727    $  148,948    $   193,664
     8     $ 142,607    $  188,315    $   248,749    $ 134,424    $  180,133    $   240,566
     9     $ 158,738    $  216,434    $   295,903    $ 154,647    $  212,343    $   291,811
    10     $ 174,403    $  245,632    $   347,877    $ 174,403    $  245,632    $   347,877
    15     $ 259,866    $  426,314    $   720,113    $ 259,866    $  426,314    $   720,113
    20     $ 333,546    $  647,585    $ 1,334,532    $ 333,546    $  647,585    $ 1,334,532
    25     $ 386,542    $  910,262    $ 2,344,350    $ 386,542    $  910,262    $ 2,344,350
    30     $ 403,630    $1,206,711    $ 3,995,877    $ 403,630    $1,206,711    $ 3,995,877
    35     $ 360,857    $1,517,221    $ 6,692,246    $ 360,857    $1,517,221    $ 6,692,246
    40     $ 220,138    $1,797,712    $11,087,138    $ 220,138    $1,797,712    $11,087,138
    45             **   $2,000,568    $18,288,720            **   $2,000,568    $18,288,720
    50             **   $2,077,167    $30,171,070            **   $2,077,167    $30,171,070
    55             **   $1,646,958    $49,545,353            **   $1,646,958    $49,545,353


----------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-4

PARAMOUNT LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $26,990 *
USING GUARANTEED CHARGES




                                          Death Benefit
                         -----------------------------------------------
             Premiums              Assuming Hypothetical Gross
 End of    Accumulated            Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------------
  Year       Per Year        0% Gross        6% Gross       12% Gross
-------- --------------- --------------- --------------- ---------------
     1      $   28,340     $ 1,516,890     $ 1,518,098     $ 1,519,309
     2      $   58,096     $ 1,533,184     $ 1,536,633     $ 1,540,233
     3      $   89,340     $ 1,548,744     $ 1,555,472     $ 1,562,775
     4      $  122,147     $ 1,563,554     $ 1,574,594     $ 1,587,063
     5      $  156,594     $ 1,577,570     $ 1,593,951     $ 1,613,208
     6      $  192,763     $ 1,590,760     $ 1,613,505     $ 1,641,347
     7      $  230,740     $ 1,603,052     $ 1,633,173     $ 1,671,582
     8      $  270,617     $ 1,614,358     $ 1,652,852     $ 1,704,010
     9      $  312,487     $ 1,624,607     $ 1,672,451     $ 1,738,755
    10      $  356,451     $ 1,633,670     $ 1,691,812     $ 1,775,889
    15      $  611,526     $ 1,667,004     $ 1,790,810     $ 2,013,872
    20      $  937,073     $ 1,653,315     $ 1,860,972     $ 2,337,997
    25      $1,352,562     $ 1,564,502     $ 1,858,780     $ 2,757,540
    30      $1,882,844               **    $ 1,709,457     $ 3,262,948
    35      $2,559,632               **              **    $ 3,787,040
    40      $3,423,405               **              **    $ 4,195,734
    45      $4,525,823               **              **    $ 4,155,463
    50      $5,932,818               **              **    $ 3,159,749
    55      $7,728,539               **              **              **



                        Account Value                         Net Cash Surrender Value
         ------------------------------------------- -------------------------------------------
                 Assuming Hypothetical Gross                 Assuming Hypothetical Gross
                Annual Investment Return of:                Annual Investment Return of:
 End of  ------------------------------------------- -------------------------------------------
 Policy
  Year      0% Gross      6% Gross      12% Gross       0% Gross      6% Gross      12% Gross
-------- ------------- ------------- --------------- ------------- ------------- ---------------
     1     $  16,890     $  18,098     $    19,309     $     525     $   1,733     $     2,944
     2     $  33,184     $  36,633     $    40,233     $  16,819     $  20,268     $    23,868
     3     $  48,744     $  55,472     $    62,775     $  32,379     $  39,107     $    46,410
     4     $  63,554     $  74,594     $    87,063     $  47,189     $  58,229     $    70,698
     5     $  77,570     $  93,951     $   113,208     $  61,205     $  77,586     $    96,843
     6     $  90,760     $ 113,505     $   141,347     $  74,395     $  97,140     $   124,982
     7     $ 103,052     $ 133,173     $   171,582     $  90,778     $ 120,899     $   159,308
     8     $ 114,358     $ 152,852     $   204,010     $ 106,175     $ 144,670     $   195,828
     9     $ 124,607     $ 172,451     $   238,755     $ 120,515     $ 168,359     $   234,664
    10     $ 133,670     $ 191,812     $   275,889     $ 133,670     $ 191,812     $   275,889
    15     $ 167,004     $ 290,810     $   513,872     $ 167,004     $ 290,810     $   513,872
    20     $ 153,315     $ 360,972     $   837,997     $ 153,315     $ 360,972     $   837,997
    25     $  64,502     $ 358,780     $ 1,257,540     $  64,502     $ 358,780     $ 1,257,540
    30             **    $ 209,457     $ 1,762,948             **    $ 209,457     $ 1,762,948
    35             **            **    $ 2,287,040             **            **    $ 2,287,040
    40             **            **    $ 2,695,734             **            **    $ 2,695,734
    45             **            **    $ 2,655,463             **            **    $ 2,655,463
    50             **            **    $ 1,659,749             **            **    $ 1,659,749
    55             **            **              **            **            **              **


----------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-5 Appendix I: Hypothetical illustrations

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2007, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-777-6510 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.

You may visit the SEC's website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.


SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page

Who is AXA Equitable?.....................................................  2

Ways we pay policy proceeds...............................................  2
Distribution of the policies..............................................  2

Underwriting a policy.....................................................  2

Insurance regulation that applies to AXA Equitable........................  2
Custodian and independent registered public accounting firm...............  2

Financial statements......................................................  2






























                                                                       811-04335

Paramount Life(SM)

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2007


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Paramount Life(SM) prospectus, dated May 1, 2007. That prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."


A copy of the prospectus is available free of charge by writing the Administrative office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 and requesting through our AXA Equitable VOICE IT interactive telephone, or by contacting your financial professional.


TABLE OF CONTENTS

Who is AXA Equitable?.......................................................2

Ways we pay policy proceeds.................................................2
Distribution of the policies................................................2

Underwriting a policy.......................................................2

Insurance regulation that applies to AXA Equitable..........................2
Custodian and independent registered public accounting firm.................2
Financial statements........................................................2





Copyright 2007 AXA Equitable Life Insurance Company, New York, New York 10104. All rights reserved. Paramount Life(SM) is a service mark of AXA Equitable Life
                               Insurance Company.



                                                                          x01561

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.



WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2006, 2005, and 2004, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $672,531,658 in 2006, $588,734,659 in 2005 and $567,991,463 in 2004. Of these,
AXA Advisors retained $339,484,801, $293,075,553 and $289,050,171, respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 1980 Commissioner's Standard Ordinary Mortality Tables.


INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.


The financial statements of the Separate Account at December 31, 2006 and for each of the two years in the period ended December 31, 2006, and the consolidated financial statements of AXA Equitable at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of AXA Equitable at December 31, 2005 and for each of the two years in the period ended December 31, 2005 are also included in this SAI in reliance on the reports of KPMG LLP, an independent registered public accounting firm, (i) the consolidated financial statements of AllianceBernstein L.P. as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005, and the December 31, 2005 financial statement schedule, and (ii) the financial statements of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005. The reports are given on the authority of said firm as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2006................A-3
   Statements of Operations for the Year Ended December 31, 2006.........A-23
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2006 and 2005..........................................A-35
   Notes to Financial Statements.........................................A-56

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2006 and 2005................F-2
   Consolidated Statements of Earnings, Years Ended December 31,
     2006, 2005 and 2004..................................................F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2006, 2005 and 2004.................F-4
   Consolidated Statements of Cash Flows, Years Ended December
      31, 2006, 2005 and 2004.............................................F-5
   Notes to Consolidated Financial Statements.............................F-7

            REPEORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2006 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2007

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                                          AXA Aggressive   AXA Conservative   AXA Conservative-    AXA Moderate
                                                            Allocation        Allocation       Plus Allocation      Allocation
                                                          --------------   ----------------   -----------------   --------------
Assets:
Investments in shares of The Trusts, at fair value          $46,877,040       $5,237,919          $6,381,269      $1,483,463,722
Receivable for The Trusts shares sold ..................             --               --                  --           1,827,100
Receivable for policy-related transactions .............        370,834              397              77,616                  --
                                                            -----------       ----------          ----------      --------------
  Total assets .........................................    $47,247,874       $5,238,316          $6,458,885      $1,485,290,822
                                                            -----------       ----------          ----------      --------------
Liabilities:
Payable for The Trusts shares purchased ................        407,050              394              79,719                  --
Payable for policy-related transactions ................             --               --                  --           1,900,559
                                                            -----------       ----------          ----------      --------------
  Total liabilities ....................................        407,050              394              79,719           1,900,559
                                                            -----------       ----------          ----------      --------------
Net Assets .............................................    $46,840,824       $5,237,922          $6,379,166      $1,483,390,263
                                                            ===========       ==========          ==========      ==============
Net Assets:
Accumulation Units .....................................    $46,513,684       $5,235,371          $6,376,608      $1,478,608,923
Accumulation nonunitized ...............................             --               --                  --           3,313,882
Retained by AXA Equitable in Separate Account FP .......        327,140            2,551               2,558           1,467,458
                                                            -----------       ----------          ----------      --------------
Total net assets .......................................    $46,840,824       $5,237,922          $6,379,166      $1,483,390,263
                                                            ===========       ==========          ==========      ==============
Investments in shares of The Trusts, at cost ...........    $43,084,615       $5,242,128          $6,265,203      $1,219,772,241
The Trusts shares held .................................
 Class A ...............................................      2,479,024          399,600             477,637          82,541,454
 Class B ...............................................        707,883           82,505              72,097           5,089,902

                                                                               AXA Premier
                                                          AXA Moderate-Plus   VIP Aggressive    AXA Premier
                                                              Allocation          Equity       VIP Core Bond
                                                          -----------------   --------------   -------------
Assets:
Investments in shares of The Trusts, at fair value            $129,448,173      $524,364,295    $73,884,996
Receivable for The Trusts shares sold ..................                --         1,236,583             --
Receivable for policy-related transactions .............           853,709                --      1,365,782
                                                              ------------      ------------    -----------
  Total assets .........................................      $130,301,882      $525,600,878    $75,250,778
                                                              ------------      ------------    -----------
Liabilities:
Payable for The Trusts shares purchased ................           842,889                --      1,367,655
Payable for policy-related transactions ................                --         1,546,111             --
                                                              ------------      ------------    -----------
  Total liabilities ....................................           842,889         1,546,111      1,367,655
                                                              ------------      ------------    -----------
Net Assets .............................................      $129,458,993      $524,054,767    $73,883,123
                                                              ============      ============    ===========
Net Assets:
Accumulation Units .....................................      $129,429,256      $523,090,965    $73,879,047
Accumulation nonunitized ...............................                --           857,601             --
Retained by AXA Equitable in Separate Account FP .......            29,737           106,201          4,076
                                                              ------------      ------------    -----------
Total net assets .......................................      $129,458,993      $524,054,767    $73,883,123
                                                              ============      ============    ===========
Investments in shares of The Trusts, at cost ...........      $121,191,014      $446,008,120    $74,529,234
The Trusts shares held .................................
 Class A ...............................................         7,232,892        17,641,988      1,567,762
 Class B ...............................................         2,086,782           585,824      5,678,097

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                                                          AXA Premier VIP   AXA Premier VIP
                                                          AXA Premier VIP    AXA Premier     International       Large Cap
                                                            Health Care       High Yield        Equity          Core Equity
                                                          ---------------   ------------    ---------------   ----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $29,608,572     $219,611,450      $69,196,835        $7,535,867
Receivable for The Trusts shares sold ..................         62,361          995,209               --                --
Receivable for policy-related transactions .............             --               --           99,125             2,980
                                                            -----------     ------------      -----------        ----------
  Total assets .........................................    $29,670,933     $220,606,659      $69,295,960        $7,538,847
                                                            -----------     ------------      -----------        ----------
Liabilities:
Payable for The Trusts shares purchased ................             --               --          100,386             2,980
Payable for policy-related transactions ................         63,144          964,615               --                --
                                                            -----------     ------------      -----------        ----------
  Total liabilities ....................................         63,144          964,615          100,386             2,980
                                                            -----------     ------------      -----------        ----------
Net Assets .............................................    $29,607,789     $219,642,044      $69,195,574        $7,535,867
                                                            ===========     ============      ===========        ==========
Net Assets:
Accumulation Units .....................................    $29,578,121     $218,374,146      $69,142,048        $7,525,581
Accumulation nonunitized ...............................             --        1,015,029               --                --
Retained by AXA Equitable in Separate Account FP .......         29,668          252,869           53,526            10,286
                                                            -----------     ------------      -----------        ----------
Total net assets .......................................    $29,607,789     $219,642,044      $69,195,574        $7,535,867
                                                            ===========     ============      ===========        ==========
Investments in shares of The Trusts, at cost ...........    $28,991,090     $227,229,532      $57,625,748        $6,720,626
The Trusts shares held .................................
 Class A ...............................................        586,666       34,955,411          927,708           304,019
 Class B ...............................................      2,126,085        4,227,195        3,518,869           326,136


                                                           AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                          Large Cap Growth   Large Cap Value   Mid Cap Growth
                                                          ----------------   ---------------   ---------------
Assets:
Investments in shares of The Trusts, at fair value .....     $18,608,845       $36,439,898       $33,126,130
Receivable for The Trusts shares sold ..................              --                --           232,109
Receivable for policy-related transactions .............           4,960         1,960,822                --
                                                             -----------       -----------       -----------
  Total assets .........................................     $18,613,805       $38,400,720       $33,358,239
                                                             -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased ................           4,960         1,962,557                --
Payable for policy-related transactions ................              --                --           241,920
                                                             -----------       -----------       -----------
  Total liabilities ....................................           4,960         1,962,557           241,920
                                                             -----------       -----------       -----------
Net Assets .............................................     $18,608,845       $36,438,163       $33,116,319
                                                             ===========       ===========       ===========
Net Assets:
Accumulation Units .....................................     $18,589,637       $36,404,255       $33,084,918
Accumulation nonunitized ...............................              --                --                --
Retained by AXA Equitable in Separate Account FP .......          19,208            33,908            31,401
                                                             -----------       -----------       -----------
Total net assets .......................................     $18,608,845       $36,438,163       $33,116,319
                                                             ===========       ===========       ===========
Investments in shares of The Trusts, at cost ...........     $18,050,417       $33,402,650       $34,004,324
The Trusts shares held .................................
 Class A ...............................................         772,077           653,993         1,110,401
 Class B ...............................................       1,111,257         2,186,740         2,593,872

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          AXA Premier VIP   AXA Premier VIP      Davis     EQ/AllianceBernstein
                                                           Mid Cap Value       Technology        Value         Common Stock
                                                          ---------------   ---------------   ----------   --------------------
Assets:
Investments in shares of The Trusts, at fair value .....    $64,030,705       $75,326,157     $1,294,737      $2,487,466,569
Receivable for The Trusts shares sold ..................             --            48,805             21           1,039,675
Receivable for policy-related transactions .............         84,395                --             --                  --
                                                            -----------       -----------     ----------      --------------
  Total assets .........................................    $64,115,100       $75,374,962     $1,294,758      $2,488,506,244
                                                            -----------       -----------     ----------      --------------
Liabilities:
Payable for The Trusts shares purchased ................         85,033                --             --                  --
Payable for policy-related transactions ................             --            59,551             21           2,590,492
                                                            -----------       -----------     ----------      --------------
  Total liabilities ....................................         85,033            59,551             21           2,590,492
                                                            -----------       -----------     ----------      --------------
Net Assets .............................................    $64,030,067       $75,315,411     $1,294,737      $2,485,915,752
                                                            ===========       ===========     ==========      ==============
Net Assets:
Accumulation Units .....................................    $63,888,566       $75,038,167     $1,292,385      $2,478,174,649
Accumulation nonunitized ...............................             --                --             --           6,267,643
Retained by AXA Equitable in Separate Account FP .......        141,501           277,244          2,352           1,473,460
                                                            -----------       -----------     ----------      --------------
Total net assets .......................................    $64,030,067       $75,315,411     $1,294,737      $2,485,915,752
                                                            ===========       ===========     ==========      ==============
Investments in shares of The Trusts, at cost ...........    $66,599,389       $61,545,668     $1,092,906      $2,447,389,138
The Trusts shares held .................................
 Class A ...............................................        957,642           764,001         88,802         114,395,377
 Class B ...............................................      5,513,877         6,088,072             --          11,324,371

                                                                                 EQ/AllianceBernstein
                                                                                    Intermediate
                                                          EQ/AllianceBernstein        Government        EQ/AllianceBernstein
                                                            Growth and Income         Securities           International
                                                          --------------------   --------------------   --------------------
Assets:
Investments in shares of The Trusts, at fair value .....      $565,643,736            $136,819,157          $794,717,512
Receivable for The Trusts shares sold ..................            26,000                   1,930                    --
Receivable for policy-related transactions .............                --                      --               357,494
                                                              ------------            ------------          ------------
  Total assets .........................................      $565,669,736            $136,821,087          $795,075,006
                                                              ------------            ------------          ------------
Liabilities:
Payable for The Trusts shares purchased ................                --                      --               165,345
Payable for policy-related transactions ................           106,574                 566,876                    --
                                                              ------------            ------------          ------------
  Total liabilities ....................................           106,574                 566,876               165,345
                                                              ------------            ------------          ------------
Net Assets .............................................      $565,563,162            $136,254,211          $794,909,661
                                                              ============            ============          ============
Net Assets:
Accumulation Units .....................................      $564,614,170            $135,680,983          $792,666,078
Accumulation nonunitized ...............................           343,912                 213,700               773,396
Retained by AXA Equitable in Separate Account FP .......           605,080                 359,528             1,470,187
                                                              ------------            ------------          ------------
Total net assets .......................................      $565,563,162            $136,254,211          $794,909,661
                                                              ============            ============          ============
Investments in shares of The Trusts, at cost ...........      $464,195,662            $141,967,347          $491,319,971
The Trusts shares held .................................
 Class A ...............................................        20,717,144              11,095,139            49,082,340
 Class B ...............................................         6,482,715               3,067,684             6,120,296


-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                          EQ/AllianceBernstein                          EQ/AllianceBernstein
                                                               Large Cap         EQ/AllianceBernstein           Small
                                                                 Growth              Quality Bond            Cap Growth
                                                          --------------------   --------------------   --------------------
Assets:
Investments in shares of The Trusts, at fair value .....      $106,492,284           $133,450,978           $232,125,962
Receivable for The Trusts shares sold ..................                --                562,622                     --
Receivable for policy-related transactions .............            34,690                     --                 18,346
                                                              ------------           ------------           ------------
  Total assets .........................................      $106,526,974           $134,013,600           $232,144,308
                                                              ------------           ------------           ------------
Liabilities:
Payable for The Trusts shares purchased ................            39,471                     --                 25,527
Payable for policy-related transactions ................                --                568,068                     --
                                                              ------------           ------------           ------------
  Total liabilities ....................................            39,471                568,068                 25,527
                                                              ------------           ------------           ------------
Net Assets .............................................      $106,487,503           $133,445,532           $232,118,781
                                                              ============           ============           ============
Net Assets:
Accumulation Units .....................................      $106,439,186           $133,288,707           $232,046,536
Accumulation nonunitized ...............................                --                120,063                     --
Retained by AXA Equitable in Separate Account FP .......            48,317                 36,762                 72,245
                                                              ------------           ------------           ------------
Total net assets .......................................      $106,487,503           $133,445,532           $232,118,781
                                                              ============           ============           ============
Investments in shares of The Trusts, at cost ...........      $ 95,409,008           $134,929,302           $188,407,963
The Trusts shares held .................................
 Class A ...............................................           728,058             10,184,967             10,442,637
 Class B ...............................................        13,119,566              3,179,098              3,836,498

                                                                                                   EQ/AXA Rosenberg     EQ/Boston
                                                          EQ/AllianceBernstein       EQ/Ariel      Value Long/Short     Advisors
                                                                  Value          Appreciation II        Equity        Equity Income
                                                          --------------------   ---------------   ----------------   -------------
Assets:
Investments in shares of The Trusts, at fair value .....      $306,381,855           $40,355          $15,307,922       $3,235,775
Receivable for The Trusts shares sold ..................            98,713                --               40,577               --
Receivable for policy-related transactions .............                --               107                   --            2,035
                                                              ------------           -------          -----------       ----------
  Total assets .........................................      $306,480,568           $40,462          $15,348,499       $3,237,810
                                                              ------------           -------          -----------       ----------
Liabilities:
Payable for The Trusts shares purchased ................                --                --                   --              601
Payable for policy-related transactions ................           149,619                --               40,577               --
                                                              ------------           -------          -----------       ----------
  Total liabilities ....................................           149,619                --               40,577              601
                                                              ------------           -------          -----------       ----------
Net Assets .............................................      $306,330,949           $40,462          $15,307,922       $3,237,209
                                                              ============           =======          ===========       ==========
Net Assets:
Accumulation Units .....................................      $306,134,825           $40,462          $15,059,688       $3,237,209
Accumulation nonunitized ...............................                --                --                   --               --
Retained by AXA Equitable in Separate Account FP .......           196,124                --              248,234               --
                                                              ------------           -------          -----------       ----------
Total net assets .......................................      $306,330,949           $40,462          $15,307,922       $3,237,209
                                                              ============           =======          ===========       ==========
Investments in shares of The Trusts, at cost ...........      $252,752,296           $37,583          $15,539,928       $3,067,824
The Trusts shares held .................................
 Class A ...............................................         2,147,850                --                   --               --
 Class B ...............................................        16,560,328             3,607            1,445,507          467,220


-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                          EQ/Calvert   EQ/Capital     EQ/Capital     EQ/Capital
                                                           Socially     Guardian       Guardian       Guardian
                                                          Responsible    Growth      International    Research
                                                          -----------  -----------   -------------  ------------
Assets:
Investments in shares of The Trusts, at fair value .....    $311,043    $4,397,693    $13,111,301    $89,953,394
Receivable for The Trusts shares sold ..................           4            --             --         15,523
Receivable for policy-related transactions .............       4,082            45         19,688             --
                                                            --------    ----------    -----------    -----------
  Total assets .........................................    $315,129    $4,397,738    $13,130,989    $89,968,917
                                                            --------    ----------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ................          --            45         25,983             --
Payable for policy-related transactions ................          --            --             --         18,995
                                                            --------    ----------    -----------    -----------
  Total liabilities ....................................          --            45         25,983         18,995
                                                            --------    ----------    -----------    -----------
Net Assets .............................................    $315,129    $4,397,693    $13,105,006    $89,949,922
                                                            ========    ==========    ===========    ===========
Net Assets:
Accumulation Units .....................................    $233,229    $4,310,759    $12,897,503    $89,664,471
Accumulation nonunitized ...............................          --            --             --             --
Retained by AXA Equitable in Separate Account FP .......      81,900        86,934        207,503        285,451
                                                            --------    ----------    -----------    -----------
Total net assets .......................................    $315,129    $4,397,693    $13,105,006    $89,949,922
                                                            ========    ==========    ===========    ===========
Investments in shares of The Trusts, at cost ...........    $279,065    $3,916,479    $11,655,443    $66,890,369
The Trusts shares held .................................
 Class A ...............................................       9,032         9,951         36,295         61,529
 Class B ...............................................      27,355       303,963        907,419      6,388,096

                                                            EQ/Capital
                                                             Guardian    EQ/Caywood-Scholl    EQ/Equity
                                                           U.S. Equity    High Yield Bond     500 Index
                                                          ------------   -----------------  -------------
Assets:
Investments in shares of The Trusts, at fair value .....   $75,978,636        $139,987       $756,096,277
Receivable for The Trusts shares sold ..................            --              --                 --
Receivable for policy-related transactions .............       256,302             969          1,866,275
                                                           -----------        --------       ------------
  Total assets .........................................   $76,234,938        $140,956       $757,962,552
                                                           -----------        --------       ------------
Liabilities:
Payable for The Trusts shares purchased ................       265,289             388          2,005,788
Payable for policy-related transactions ................            --              --                 --
                                                           -----------        --------       ------------
  Total liabilities ....................................       265,289             388          2,005,788
                                                           -----------        --------       ------------
Net Assets .............................................   $75,969,649        $140,568       $755,956,764
                                                           ===========        ========       ============
Net Assets:
Accumulation Units .....................................   $75,744,198        $140,568       $755,201,827
Accumulation nonunitized ...............................            --              --            606,766
Retained by AXA Equitable in Separate Account FP .......       225,451              --            148,171
                                                           -----------        --------       ------------
Total net assets .......................................   $75,969,649        $140,568       $755,956,764
                                                           ===========        ========       ============
Investments in shares of The Trusts, at cost ...........   $70,921,027        $141,482       $644,786,386
The Trusts shares held .................................
 Class A ...............................................       843,366              --         24,617,231
 Class B ...............................................     5,600,778          30,257          4,577,465

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                           EQ/Evergreen
                                                          International   EQ/Evergreen       EQ/FI           EQ/FI
                                                               Bond           Omega         Mid Cap      Mid Cap Value
                                                          --------------  ------------   ------------   ---------------
Assets:
Investments in shares of The Trusts, at fair value .....     $267,025      $8,725,925    $123,853,045    $280,657,515
Receivable for The Trusts shares sold ..................           --           4,641          12,601         119,759
Receivable for policy-related transactions .............      155,166              --              --              --
                                                             --------      ----------    ------------    ------------
  Total assets .........................................     $422,191      $8,730,566    $123,865,646    $280,777,274
                                                             --------      ----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased ................      152,352              --              --              --
Payable for policy-related transactions ................           --           4,641          24,085         225,431
                                                             --------      ----------    ------------    ------------
  Total liabilities ....................................      152,352           4,641          24,085         225,431
                                                             --------      ----------    ------------    ------------
Net Assets .............................................     $269,839      $8,725,925    $123,841,561    $280,551,843
                                                             ========      ==========    ============    ============
Net Assets:
Accumulation Units .....................................     $269,839      $8,620,921    $123,576,635    $280,448,977
Accumulation nonunitized ...............................           --              --              --              --
Retained by AXA Equitable in Separate Account FP .......           --         105,004         264,926         102,866
                                                             --------      ----------    ------------    ------------
Total net assets .......................................     $269,839      $8,725,925    $123,841,561    $280,551,843
                                                             ========      ==========    ============    ============
Investments in shares of The Trusts, at cost ...........     $269,679      $8,686,743    $115,848,680    $250,123,813
The Trusts shares held .................................
 Class A ...............................................       20,987          18,846       1,870,521       1,683,268
 Class B ...............................................        5,786         994,805       9,743,173      17,932,961

                                                             EQ/GAMCO        EQ/GAMCO
                                                            Mergers and       Small       EQ/International
                                                           Acquisitions   Company Value        Growth
                                                          -------------   -------------   ----------------
Assets:
Investments in shares of The Trusts, at fair value .....      $95,003       $4,230,718        $78,490
Receivable for The Trusts shares sold ..................           --               --             14
Receivable for policy-related transactions .............        1,514           16,122            341
                                                              -------       ----------        -------
  Total assets .........................................      $96,517       $4,246,840        $78,845
                                                              -------       ----------        -------
Liabilities:
Payable for The Trusts shares purchased ................           88           11,952             --
Payable for policy-related transactions ................           --               --             --
                                                              -------       ----------        -------
  Total liabilities ....................................           88           11,952             --
                                                              -------       ----------        -------
Net Assets .............................................      $96,429       $4,234,888        $78,845
                                                              =======       ==========        =======
Net Assets:
Accumulation Units .....................................      $96,429       $4,234,888        $78,845
Accumulation nonunitized ...............................           --               --             --
Retained by AXA Equitable in Separate Account FP .......           --               --             --
                                                              -------       ----------        -------
Total net assets .......................................      $96,429       $4,234,888        $78,845
                                                              =======       ==========        =======
Investments in shares of The Trusts, at cost ...........      $96,180       $4,026,070        $72,816
The Trusts shares held .................................
 Class A ...............................................           --               --             --
 Class B ...............................................        7,744          140,541         12,132

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                                                          EQ/JPMorgan
                                                          EQ/Janus Large   EQ/JPMorgan       Value       EQ/Legg Mason
                                                            Cap Growth      Core Bond    Opportunities    Value Equity
                                                          --------------   -----------   -------------   --------------
Assets:
Investments in shares of The Trusts, at fair value .....    $27,459,517    $49,768,679    $43,450,718       $285,541
Receivable for The Trusts shares sold ..................             --             --             --             --
Receivable for policy-related transactions .............             --         36,031         39,724          2,169
                                                            -----------    -----------    -----------       --------
  Total assets .........................................    $27,459,517    $49,804,710    $43,490,442       $287,710
                                                            -----------    -----------    -----------       --------
Liabilities:
Payable for The Trusts shares purchased ................          4,339         37,988         42,827          1,485
Payable for policy-related transactions ................          1,851             --             --             --
                                                            -----------    -----------    -----------       --------
  Total liabilities ....................................          6,190         37,988         42,827          1,485
                                                            -----------    -----------    -----------       --------
Net Assets .............................................    $27,453,327    $49,766,722    $43,447,615       $286,225
                                                            ===========    ===========    ===========       ========
Net Assets:
Accumulation Units .....................................    $27,299,146    $49,630,308    $43,235,724       $286,225
Accumulation nonunitized ...............................             --             --             --             --
Retained by AXA Equitable in Separate Account FP .......        154,181        136,414        211,891             --
                                                            -----------    -----------    -----------       --------
Total net assets .......................................    $27,453,327    $49,766,722    $43,447,615       $286,225
                                                            ===========    ===========    ===========       ========
Investments in shares of The Trusts, at cost ...........    $23,399,625    $50,849,678    $37,214,920       $263,811
The Trusts shares held .................................
 Class A ...............................................        138,001      1,570,382         32,098             --
 Class B ...............................................      3,834,419      2,967,828      3,029,938         25,596

                                                                      EQ/Lord Abbett
                                                           EQ/Long        Growth       EQ/Lord Abbett
                                                          Term Bond     and Income     Large Cap Core
                                                          ---------   --------------   --------------
Assets:
Investments in shares of The Trusts, at fair value .....   $65,664        $79,192         $23,149
Receivable for The Trusts shares sold ..................        --             --              --
Receivable for policy-related transactions .............       120            323              --
                                                           -------        -------         -------
  Total assets .........................................   $65,784        $79,515         $23,149
                                                           -------        -------         -------
Liabilities:
Payable for The Trusts shares purchased ................        --             18              --
Payable for policy-related transactions ................        --             --              --
                                                           -------        -------         -------
  Total liabilities ....................................        --             18              --
                                                           -------        -------         -------
Net Assets .............................................   $65,784        $79,497         $23,149
                                                           =======        =======         =======
Net Assets:
Accumulation Units .....................................   $65,784        $79,496         $23,149
Accumulation nonunitized ...............................        --             --              --
Retained by AXA Equitable in Separate Account FP .......        --              1              --
                                                           -------        -------         -------
Total net assets .......................................   $65,784        $79,497         $23,149
                                                           =======        =======         =======
Investments in shares of The Trusts, at cost ...........   $66,159        $74,437         $21,961
The Trusts shares held .................................
 Class A ...............................................        --             --              --
 Class B ...............................................     4,958          6,424           1,947

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                                                           EQ/Mercury       EQ/Mercury
                                                          EQ/Lord Abbett    EQ/Marsico        Basic       International
                                                           Mid Cap Value      Focus        Value Equity       Value
                                                          --------------   ------------    ------------   -------------
Assets:
Investments in shares of The Trusts, at fair value .....     $148,039      $152,793,049    $213,263,283   $195,618,256
Receivable for The Trusts shares sold ..................           --                --              --             --
Receivable for policy-related transactions .............          171           169,809         325,053         71,692
                                                             --------      ------------    ------------   ------------
  Total assets .........................................     $148,210      $152,962,858    $213,588,336   $195,689,948
                                                             --------      ------------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased ................           --           197,049         346,614         84,887
Payable for policy-related transactions ................           --                --              --             --
                                                             --------      ------------    ------------   ------------
  Total liabilities ....................................           --           197,049         346,614         84,887
                                                             --------      ------------    ------------   ------------
Net Assets .............................................     $148,210      $152,765,809    $213,241,722   $195,605,061
                                                             ========      ============    ============   ============
Net Assets:
Accumulation Units .....................................     $148,209      $152,627,697    $213,086,965   $195,236,173
Accumulation nonunitized ...............................           --                --              --             --
Retained by AXA Equitable in Separate Account FP .......            1           138,112         154,757        368,888
                                                             --------      ------------    ------------   ------------
Total net assets .......................................     $148,210      $152,765,809    $213,241,722   $195,605,061
                                                             ========      ============    ============   ============
Investments in shares of The Trusts, at cost ...........     $138,128      $128,296,684    $180,556,450   $145,048,886
The Trusts shares held .................................
 Class A ...............................................           --         1,668,196         963,547      1,279,694
 Class B ...............................................       11,872         7,424,741      11,533,587     10,452,604

                                                          EQ/MFS Emerging
                                                               Growth       EQ/MFS Investors     EQ/Money
                                                             Companies            Trust           Market
                                                          ---------------   ----------------   ------------
Assets:
Investments in shares of The Trusts, at fair value .....    $166,607,131       $12,640,020     $354,318,301
Receivable for The Trusts shares sold ..................          61,642             4,968           49,790
Receivable for policy-related transactions .............              --                --               --
                                                            ------------       -----------     ------------
  Total assets .........................................    $166,668,773       $12,644,988     $354,368,091
                                                            ------------       -----------     ------------
Liabilities:
Payable for The Trusts shares purchased ................              --                --               --
Payable for policy-related transactions ................          95,869             4,968          835,909
                                                            ------------       -----------     ------------
  Total liabilities ....................................          95,869             4,968          835,909
                                                            ------------       -----------     ------------
Net Assets .............................................    $166,572,904       $12,640,020     $353,532,182
                                                            ============       ===========     ============
Net Assets:
Accumulation Units .....................................    $166,500,306       $12,393,086     $352,620,409
Accumulation nonunitized ...............................              --                --          811,385
Retained by AXA Equitable in Separate Account FP .......          72,598           246,934          100,388
                                                            ------------       -----------     ------------
Total net assets .......................................    $166,572,904       $12,640,020     $353,532,182
                                                            ============       ===========     ============
Investments in shares of The Trusts, at cost ...........    $142,193,334       $10,192,363     $354,653,805
The Trusts shares held .................................
 Class A ...............................................         297,170            17,804      297,818,071
 Class B ...............................................      10,514,962         1,099,435       56,480,353

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                           EQ/Montag &                  EQ/Short
                                                            Caldwell       EQ/PIMCO     Duration     EQ/Small
                                                             Growth      Real Return      Bond       Cap Value
                                                          ------------   -----------    --------   -------------
Assets:
Investments in shares of The Trusts, at fair value .....    $472,019       $311,966     $61,679    $49,655,913
Receivable for The Trusts shares sold ..................          --             --          --             --
Receivable for policy-related transactions .............          28             --          --         23,427
                                                            --------       --------     -------    -----------
  Total assets .........................................    $472,047       $311,966     $61,679    $49,679,340
                                                            --------       --------     -------    -----------
Liabilities:
Payable for The Trusts shares purchased ................          28             --          --         23,580
Payable for policy-related transactions ................          --             --          --             --
                                                            --------       --------     -------    -----------
  Total liabilities ....................................          28             --          --         23,580
                                                            --------       --------     -------    -----------
Net Assets .............................................    $472,019       $311,966     $61,679    $49,655,760
                                                            ========       ========     =======    ===========
Net Assets:
Accumulation Units .....................................    $472,019       $311,966     $61,679    $49,504,504
Accumulation nonunitized ...............................          --             --          --             --
Retained by AXA Equitable in Separate Account FP .......          --             --          --        151,256
                                                            --------       --------     -------    -----------
Total net assets .......................................    $472,019       $311,966     $61,679    $49,655,760
                                                            ========       ========     =======    ===========
Investments in shares of The Trusts, at cost ...........    $440,529       $324,419     $62,436    $50,012,738
The Trusts shares held .................................
 Class A ...............................................          --             --          --      1,052,484
 Class B ...............................................      86,601         31,903       6,176      2,570,124

                                                             EQ/Small      EQ/Small
                                                             Company        Company       EQ/TCW
                                                              Growth         Index        Equity
                                                            ----------    -----------    --------
Assets:
Investments in shares of The Trusts, at fair value .....    $2,584,344    $48,276,104    $660,949
Receivable for The Trusts shares sold ..................            --        224,851       1,576
Receivable for policy-related transactions .............        10,718             --          --
                                                            ----------    -----------    --------
  Total assets .........................................    $2,595,062    $48,500,955    $662,525
                                                            ----------    -----------    --------
Liabilities:
Payable for The Trusts shares purchased ................         7,647             --          --
Payable for policy-related transactions ................            --        224,836       1,576
                                                            ----------    -----------    --------
  Total liabilities ....................................         7,647        224,836       1,576
                                                            ----------    -----------    --------
Net Assets .............................................    $2,587,415    $48,276,119    $660,949
                                                            ==========    ===========    ========
Net Assets:
Accumulation Units .....................................    $2,587,415    $48,074,597    $660,949
Accumulation nonunitized ...............................            --             --          --
Retained by AXA Equitable in Separate Account FP .......            --        201,522          --
                                                            ----------    -----------    --------
Total net assets .......................................    $2,587,415    $48,276,119    $660,949
                                                            ==========    ===========    ========
Investments in shares of The Trusts, at cost ...........    $2,527,546    $45,448,927    $653,452
The Trusts shares held .................................
 Class A ...............................................            --      2,825,485          --
 Class B ...............................................       271,640        885,143      31,168

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                                                                          EQ/Van Kampen
                                                                                            Emerging      EQ/Van Kampen
                                                          EQ/UBS Growth   EQ/Van Kampen      Markets         Mid Cap
                                                            and Income       Comstock        Equity           Growth
                                                          -------------   -------------   -------------   -------------
Assets:
Investments in shares of The Trusts, at fair value .....     $963,835        $103,204     $278,075,214       $89,625
Receivable for The Trusts shares sold ..................           --              --               --            --
Receivable for policy-related transactions .............          630             303          478,799           494
                                                             --------        --------     ------------       -------
  Total assets .........................................     $964,465        $103,507     $278,554,013       $90,119
                                                             --------        --------     ------------       -------
Liabilities:
Payable for The Trusts shares purchased ................          680              --          478,842             3
Payable for policy-related transactions ................           --              --               --            --
                                                             --------        --------     ------------       -------
  Total liabilities ....................................          680              --          478,842             3
                                                             --------        --------     ------------       -------
Net Assets .............................................     $963,785        $103,507     $278,075,171       $90,116
                                                             ========        ========     ============       =======
Net Assets:
Accumulation Units .....................................     $963,785        $103,507     $277,720,911       $90,116
Accumulation nonunitized ...............................           --              --               --            --
Retained by AXA Equitable in Separate Account FP .......           --              --          354,260            --
                                                             --------        --------     ------------       -------
Total net assets .......................................     $963,785        $103,507     $278,075,171       $90,116
                                                             ========        ========     ============       =======
Investments in shares of The Trusts, at cost ...........     $867,649        $ 98,991     $192,547,319       $85,150
The Trusts shares held .................................
 Class A ...............................................           --              --        1,625,538            --
 Class B ...............................................      141,321           8,797       15,509,574         6,647

                                                          EQ/Wells Fargo    Fidelity VIP
                                                            Montgomery     Asset Manager:   Fidelity VIP
                                                             Small Cap         Growth        Contrafund
                                                          --------------   --------------   ------------
Assets:
Investments in shares of The Trusts, at fair value .....     $138,149        $2,923,695     $36,939,200
Receivable for The Trusts shares sold ..................           --             1,720         144,156
Receivable for policy-related transactions .............        1,076                --              --
                                                             --------        ----------     -----------
  Total assets .........................................     $139,225        $2,925,415     $37,083,356
                                                             --------        ----------     -----------
Liabilities:
Payable for The Trusts shares purchased ................           97                --              --
Payable for policy-related transactions ................           --             1,720         144,152
                                                             --------        ----------     -----------
  Total liabilities ....................................           97             1,720         144,152
                                                             --------        ----------     -----------
Net Assets .............................................     $139,128        $2,923,695     $36,939,204
                                                             ========        ==========     ===========
Net Assets:
Accumulation Units .....................................     $139,128        $2,923,695     $36,939,204
Accumulation nonunitized ...............................           --                --              --
Retained by AXA Equitable in Separate Account FP .......           --                --              --
                                                             --------        ----------     -----------
Total net assets .......................................     $139,128        $2,923,695     $36,939,204
                                                             ========        ==========     ===========
Investments in shares of The Trusts, at cost ...........     $134,967        $2,794,645     $35,936,448
The Trusts shares held .................................
 Class A ...............................................           --                --              --
 Class B ...............................................       10,319           217,861       1,187,374

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                                                                           Fidelity VIP
                                                           Fidelity VIP     Fidelity VIP    Fidelity VIP    Investment
                                                          Equity-Income   Growth & Income    High Income    Grade Bond
                                                          -------------   ---------------   ------------   ------------
Assets:
Investments in shares of The Trusts, at fair value .....   $10,114,170       $3,488,462      $8,621,247     $8,360,027
Receivable for The Trusts shares sold ..................            --               --              --             --
Receivable for policy-related transactions .............       207,307            4,405         234,444        771,141
                                                           -----------       ----------      ----------     ----------
  Total assets .........................................   $10,321,477       $3,492,867      $8,855,691     $9,131,168
                                                           -----------       ----------      ----------     ----------
Liabilities:
Payable for The Trusts shares purchased ................       207,307            4,404         234,444        771,141
Payable for policy-related transactions ................            --               --              --             --
                                                           -----------       ----------      ----------     ----------
  Total liabilities ....................................       207,307            4,404         234,444        771,141
                                                           -----------       ----------      ----------     ----------
Net Assets .............................................   $10,114,170       $3,488,463      $8,621,247     $8,360,027
                                                           ===========       ==========      ==========     ==========
Net Assets:
Accumulation Units .....................................   $10,114,170       $3,488,463      $8,621,247     $8,360,027
Accumulation nonunitized ...............................            --               --              --             --
Retained by AXA Equitable in Separate Account FP .......            --               --              --             --
                                                           -----------       ----------      ----------     ----------
Total net assets .......................................   $10,114,170       $3,488,463      $8,621,247     $8,360,027
                                                           ===========       ==========      ==========     ==========
Investments in shares of The Trusts, at cost ...........   $ 9,901,314       $3,241,922      $8,728,907     $8,250,410
The Trusts shares held .................................
 Class A ...............................................            --               --              --             --
 Class B ...............................................       390,961          219,953       1,379,400        665,607

                                                                                       Fidelity VIP
                                                         Fidelity VIP   Fidelity VIP       Value
                                                            Mid Cap         Value       Strategies
                                                         ------------   ------------   ------------
Assets:
Investments in shares of The Trusts, at fair value .....  $32,947,602     $4,322,953     $4,109,344
Receivable for The Trusts shares sold ..................           --        149,190            347
Receivable for policy-related transactions .............       16,291             --             --
                                                          -----------     ----------     ----------
  Total assets .........................................  $32,963,893     $4,472,143     $4,109,691
                                                          -----------     ----------     ----------
Liabilities:
Payable for The Trusts shares purchased ................       16,133             --             --
Payable for policy-related transactions ................           --        149,190            346
                                                          -----------     ----------     ----------
  Total liabilities ....................................       16,133        149,190            346
                                                          -----------     ----------     ----------
Net Assets .............................................  $32,947,760     $4,322,953     $4,109,345
                                                          ===========     ==========     ==========
Net Assets:
Accumulation Units .....................................  $32,947,760     $4,322,953     $4,109,345
Accumulation nonunitized ...............................           --             --             --
Retained by AXA Equitable in Separate Account FP .......           --             --             --
                                                          -----------     ----------     ----------
Total net assets .......................................  $32,947,760     $4,322,953     $4,109,345
                                                          ===========     ==========     ==========
Investments in shares of The Trusts, at cost ...........  $31,253,762     $3,947,741     $3,933,792
The Trusts shares held .................................
 Class A ...............................................           --             --         43,134
 Class B ...............................................      961,974        304,847             --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                            MFS Mid       OpCap          PIMCO       U.S. Real      Vanguard VIF
                                                          Cap Growth   Renaissance   Total Return      Estate       Equity Index
                                                          ----------   -----------   ------------   ------------    ------------
Assets:
Investments in shares of The Trusts, at fair value .....   $312,720    $20,234,003     $579,705     $123,078,313     $4,291,603
Receivable for The Trusts shares sold ..................          5             --           10               --             71
Receivable for policy-related transactions .............         --          7,696           --          548,556             --
                                                           --------    -----------     --------     ------------     ----------
  Total assets .........................................   $312,725    $20,241,699     $579,715     $123,626,869     $4,291,674
                                                           --------    -----------     --------     ------------     ----------
Liabilities:
Payable for The Trusts shares purchased ................         --          7,695           --          550,808             --
Payable for policy-related transactions ................          5             --           10               --             71
                                                           --------    -----------     --------     ------------     ----------
  Total liabilities ....................................          5          7,695           10          550,808             71
                                                           --------    -----------     --------     ------------     ----------
Net Assets .............................................   $312,720    $20,234,004     $579,705     $123,076,061     $4,291,603
                                                           ========    ===========     ========     ============     ==========
Net Assets:
Accumulation Units .....................................   $312,284    $20,163,871     $569,894     $123,001,110     $4,256,797
Accumulation nonunitized ...............................         --             --           --               --             --
Retained by AXA Equitable in Separate Account FP .......        436         70,133        9,811           74,951         34,806
                                                           --------    -----------     --------     ------------     ----------
Total net assets .......................................   $312,720    $20,234,004     $579,705     $123,076,061     $4,291,603
                                                           ========    ===========     ========     ============     ==========
Investments in shares of The Trusts, at cost ...........   $295,194    $18,379,742     $592,695     $ 95,844,882     $3,973,163
The Trusts shares held .................................
 Class A ...............................................         --      1,314,750       56,786        4,163,450        144,693
 Class B ...............................................    305,725             --           --           28,846             --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

              (Continued)

                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                ----------------     ---------------     -------------------------
AXA Aggressive Allocation ..................     Class A 0.00%          $ 157.24                      75
AXA Aggressive Allocation ..................     Class A 0.60%          $ 154.20                     148
AXA Aggressive Allocation ..................     Class A 0.80%          $ 153.20                       1
AXA Aggressive Allocation ..................     Class A 0.90%          $ 152.70                       9
AXA Aggressive Allocation ..................     Class B 0.00%          $ 155.98                      15
AXA Aggressive Allocation ..................     Class B 0.60%          $ 152.96                      53
AXA Aggressive Allocation ..................     Class B 0.90%          $ 151.47                      --
AXA Conservative Allocation ................     Class A 0.00%          $ 119.38                      11
AXA Conservative Allocation ................     Class A 0.60%          $ 117.07                      24
AXA Conservative Allocation ................     Class A 0.80%          $ 116.31                      --
AXA Conservative Allocation ................     Class A 0.90%          $ 115.93                       2
AXA Conservative Allocation ................     Class B 0.00%          $ 118.42                      --
AXA Conservative Allocation ................     Class B 0.60%          $ 116.13                       7
AXA Conservative Allocation ................     Class B 0.90%          $ 115.00                      --
AXA Conservative-Plus Allocation ...........     Class A 0.00%          $ 127.46                      19
AXA Conservative-Plus Allocation ...........     Class A 0.60%          $ 124.99                      23
AXA Conservative-Plus Allocation ...........     Class A 0.80%          $ 124.18                      --
AXA Conservative-Plus Allocation ...........     Class A 0.90%          $ 123.77                       2
AXA Conservative-Plus Allocation ...........     Class B 0.00%          $ 126.43                       1
AXA Conservative-Plus Allocation ...........     Class B 0.60%          $ 123.98                       6
AXA Conservative-Plus Allocation ...........     Class B 0.90%          $ 122.77                      --
AXA Moderate Allocation ....................     Class A 0.00%          $ 275.48                     462
AXA Moderate Allocation ....................     Class A 0.60%          $ 626.65                   1,843
AXA Moderate Allocation ....................     Class A 0.80%          $ 205.62                      23
AXA Moderate Allocation ....................     Class A 0.90%          $ 262.11                     407
AXA Moderate Allocation ....................     Class B 0.00%          $ 275.48                      --
AXA Moderate Allocation ....................     Class B 0.00%          $ 137.35                      10
AXA Moderate Allocation ....................     Class B 0.60%          $ 133.98                     628
AXA Moderate Allocation ....................     Class B 0.90%          $ 143.03                      --
AXA Moderate-Plus Allocation ...............     Class A 0.00%          $ 148.98                     272
AXA Moderate-Plus Allocation ...............     Class A 0.60%          $ 146.10                     365
AXA Moderate-Plus Allocation ...............     Class A 0.80%          $ 145.15                       2
AXA Moderate-Plus Allocation ...............     Class A 0.90%          $ 144.67                      44
AXA Moderate-Plus Allocation ...............     Class B 0.00%          $ 147.77                      44
AXA Moderate-Plus Allocation ...............     Class B 0.60%          $ 144.92                     155
AXA Moderate-Plus Allocation ...............     Class B 0.90%          $ 143.50                      --
AXA Premier VIP Aggressive Equity ..........     Class A 0.00%          $ 176.65                     272
AXA Premier VIP Aggressive Equity ..........     Class A 0.60%          $ 717.00                     598
AXA Premier VIP Aggressive Equity ..........     Class A 0.80%          $ 106.54                      32
AXA Premier VIP Aggressive Equity ..........     Class A 0.90%          $ 192.22                     138
AXA Premier VIP Aggressive Equity ..........     Class B 0.00%          $ 176.65                      --
AXA Premier VIP Aggressive Equity ..........     Class B 0.00%          $  91.14                       1
AXA Premier VIP Aggressive Equity ..........     Class B 0.60%          $  87.41                     188
AXA Premier VIP Aggressive Equity ..........     Class B 0.90%          $  85.21                      --
AXA Premier VIP Core Bond ..................     Class A 0.00%          $ 118.00                     126
AXA Premier VIP Core Bond ..................     Class A 0.00%          $ 111.50                       6
AXA Premier VIP Core Bond ..................     Class A 0.60%          $ 120.76                       4
AXA Premier VIP Core Bond ..................     Class B 0.00%          $ 123.10                      96
AXA Premier VIP Core Bond ..................     Class B 0.60%          $ 119.45                     361
AXA Premier VIP Core Bond ..................     Class B 0.80%          $ 118.26                       1
AXA Premier VIP Core Bond ..................     Class B 0.90%          $ 117.67                      24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                   ----------------     ---------------     -------------------------
AXA Premier VIP Health Care ...................     Class A 0.00%          $ 164.58                     33
AXA Premier VIP Health Care ...................     Class A 0.00%          $ 132.38                      2
AXA Premier VIP Health Care ...................     Class A 0.60%          $ 127.35                      7
AXA Premier VIP Health Care ...................     Class B 0.00%          $ 129.34                     42
AXA Premier VIP Health Care ...................     Class B 0.60%          $ 125.51                    134
AXA Premier VIP Health Care ...................     Class B 0.80%          $ 124.25                     --
AXA Premier VIP Health Care ...................     Class B 0.90%          $ 123.63                      6
AXA Premier VIP High Yield ....................     Class A 0.00%          $ 218.91                    261
AXA Premier VIP High Yield ....................     Class A 0.60%          $ 387.79                    324
AXA Premier VIP High Yield ....................     Class A 0.80%          $ 156.10                      7
AXA Premier VIP High Yield ....................     Class A 0.90%          $ 234.32                     47
AXA Premier VIP High Yield ....................     Class B 0.00%          $ 218.91                     --
AXA Premier VIP High Yield ....................     Class B 0.00%          $ 133.89                      4
AXA Premier VIP High Yield ....................     Class B 0.60%          $ 110.42                    208
AXA Premier VIP High Yield ....................     Class B 0.90%          $ 107.64                     --
AXA Premier VIP International Equity ..........     Class A 0.00%          $ 247.23                     56
AXA Premier VIP International Equity ..........     Class A 0.60%          $ 181.12                      4
AXA Premier VIP International Equity ..........     Class B 0.00%          $ 235.00                      7
AXA Premier VIP International Equity ..........     Class B 0.60%          $ 175.94                    282
AXA Premier VIP International Equity ..........     Class B 0.80%          $ 228.16                     --
AXA Premier VIP International Equity ..........     Class B 0.90%          $ 173.31                     19
AXA Premier VIP Large Cap Core Equity .........     Class A 0.00%          $ 181.92                     20
AXA Premier VIP Large Cap Core Equity .........     Class A 0.60%          $ 130.58                      1
AXA Premier VIP Large Cap Core Equity .........     Class B 0.00%          $ 164.10                      1
AXA Premier VIP Large Cap Core Equity .........     Class B 0.60%          $ 128.06                     28
AXA Premier VIP Large Cap Core Equity .........     Class B 0.80%          $ 159.32                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.90%          $ 126.14                      1
AXA Premier VIP Large Cap Growth ..............     Class A 0.00%          $ 156.00                     48
AXA Premier VIP Large Cap Growth ..............     Class A 0.60%          $ 106.85                      1
AXA Premier VIP Large Cap Growth ..............     Class B 0.00%          $ 140.62                      3
AXA Premier VIP Large Cap Growth ..............     Class B 0.60%          $ 100.08                     97
AXA Premier VIP Large Cap Growth ..............     Class B 0.80%          $ 136.52                     --
AXA Premier VIP Large Cap Growth ..............     Class B 0.90%          $  98.58                      7
AXA Premier VIP Large Cap Value ...............     Class A 0.00%          $ 203.70                     39
AXA Premier VIP Large Cap Value ...............     Class A 0.60%          $ 149.76                      2
AXA Premier VIP Large Cap Value ...............     Class B 0.00%          $ 186.58                      5
AXA Premier VIP Large Cap Value ...............     Class B 0.60%          $ 149.10                    172
AXA Premier VIP Large Cap Value ...............     Class B 0.80%          $ 181.15                     --
AXA Premier VIP Large Cap Value ...............     Class B 0.90%          $ 146.87                      8
AXA Premier VIP Mid Cap Growth ................     Class A 0.00%          $ 202.62                     49
AXA Premier VIP Mid Cap Growth ................     Class A 0.60%          $ 120.20                      2
AXA Premier VIP Mid Cap Growth ................     Class B 0.00%          $ 181.19                      4
AXA Premier VIP Mid Cap Growth ................     Class B 0.60%          $ 113.52                    182
AXA Premier VIP Mid Cap Growth ................     Class B 0.80%          $ 175.92                     --
AXA Premier VIP Mid Cap Growth ................     Class B 0.90%          $ 111.81                     15
AXA Premier VIP Mid Cap Value .................     Class A 0.00%          $ 224.61                     39
AXA Premier VIP Mid Cap Value .................     Class A 0.00%          $ 147.86                      4
AXA Premier VIP Mid Cap Value .................     Class A 0.60%          $ 144.73                      2
AXA Premier VIP Mid Cap Value .................     Class B 0.00%          $ 149.00                     72
AXA Premier VIP Mid Cap Value .................     Class B 0.60%          $ 144.59                    282

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                    Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                    ----------------     ---------------     -------------------------
AXA Premier VIP Mid Cap Value ..................     Class B 0.80%          $ 143.14                       1
AXA Premier VIP Mid Cap Value ..................     Class B 0.90%          $ 142.42                      19
AXA Premier VIP Technology .....................     Class A 0.00%          $ 223.55                      35
AXA Premier VIP Technology .....................     Class A 0.60%          $ 121.34                       5
AXA Premier VIP Technology .....................     Class B 0.00%          $ 184.01                      44
AXA Premier VIP Technology .....................     Class B 0.60%          $ 110.06                     507
AXA Premier VIP Technology .....................     Class B 0.80%          $ 178.65                       1
AXA Premier VIP Technology .....................     Class B 0.90%          $ 108.42                      22
Davis Value ....................................     Class A 0.60%          $ 159.14                       8
EQ/AllianceBernstein Common Stock ..............     Class A 0.00%          $ 354.17                     747
EQ/AllianceBernstein Common Stock ..............     Class A 0.60%          $ 949.18                   1,932
EQ/AllianceBernstein Common Stock ..............     Class A 0.80%          $ 232.10                      68
EQ/AllianceBernstein Common Stock ..............     Class A 0.90%          $ 398.15                     360
EQ/AllianceBernstein Common Stock ..............     Class B 0.00%          $ 354.17                       1
EQ/AllianceBernstein Common Stock ..............     Class B 0.00%          $ 111.99                      12
EQ/AllianceBernstein Common Stock ..............     Class B 0.60%          $ 128.92                   1,715
EQ/AllianceBernstein Common Stock ..............     Class B 0.90%          $ 125.68                      --
EQ/AllianceBernstein Growth and Income .........     Class A 0.00%          $ 426.84                     249
EQ/AllianceBernstein Growth and Income .........     Class A 0.60%          $ 389.92                     725
EQ/AllianceBernstein Growth and Income .........     Class A 0.80%          $ 304.94                      14
EQ/AllianceBernstein Growth and Income .........     Class A 0.90%          $ 374.62                     100
EQ/AllianceBernstein Growth and Income .........     Class B 0.00%          $ 160.97                       3
EQ/AllianceBernstein Growth and Income .........     Class B 0.60%          $ 157.47                     849
EQ/AllianceBernstein Growth and Income .........     Class B 0.90%          $ 177.31                      --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.00%          $ 192.11                     192
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.60%          $ 218.70                     278
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.80%          $ 157.54                       4
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.90%          $ 179.97                      45
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.00%          $ 192.11                       1
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.00%          $ 139.68                       1
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.60%          $ 133.38                     218
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.90%          $ 133.20                      --
EQ/AllianceBernstein International .............     Class A 0.00%          $ 221.66                     521
EQ/AllianceBernstein International .............     Class A 0.60%          $ 206.54                   2,608
EQ/AllianceBernstein International .............     Class A 0.80%          $ 170.93                      18
EQ/AllianceBernstein International .............     Class A 0.90%          $ 199.34                     245
EQ/AllianceBernstein International .............     Class B 0.00%          $ 153.24                       9
EQ/AllianceBernstein International .............     Class B 0.60%          $ 155.32                     551
EQ/AllianceBernstein International .............     Class B 0.90%          $ 148.60                      --
EQ/AllianceBernstein Large Cap Growth ..........     Class A 0.00%          $ 154.70                      33
EQ/AllianceBernstein Large Cap Growth ..........     Class A 0.00%          $ 128.69                       4
EQ/AllianceBernstein Large Cap Growth ..........     Class A 0.60%          $ 109.40                       1
EQ/AllianceBernstein Large Cap Growth ..........     Class B 0.00%          $  77.95                     115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                          ----------------     ---------------     -------------------------
EQ/AllianceBernstein Large Cap Growth ................     Class B 0.60%          $  74.48                   1,178
EQ/AllianceBernstein Large Cap Growth ................     Class B 0.80%          $  73.35                      10
EQ/AllianceBernstein Large Cap Growth ................     Class B 0.90%          $  72.80                      46
EQ/AllianceBernstein Quality Bond ....................     Class A 0.00%          $ 214.84                     169
EQ/AllianceBernstein Quality Bond ....................     Class A 0.60%          $ 187.14                     310
EQ/AllianceBernstein Quality Bond ....................     Class A 0.80%          $ 173.28                       3
EQ/AllianceBernstein Quality Bond ....................     Class A 0.90%          $ 179.79                      38
EQ/AllianceBernstein Quality Bond ....................     Class B 0.00%          $ 146.64                       1
EQ/AllianceBernstein Quality Bond ....................     Class B 0.60%          $ 139.81                     225
EQ/AllianceBernstein Quality Bond ....................     Class B 0.90%          $ 138.66                      --
EQ/AllianceBernstein Small Cap Growth ................     Class A 0.00%          $ 212.05                     225
EQ/AllianceBernstein Small Cap Growth ................     Class A 0.60%          $ 200.07                     545
EQ/AllianceBernstein Small Cap Growth ................     Class A 0.80%          $ 196.21                       7
EQ/AllianceBernstein Small Cap Growth ................     Class A 0.90%          $ 194.31                      65
EQ/AllianceBernstein Small Cap Growth ................     Class B 0.00%          $ 176.25                       2
EQ/AllianceBernstein Small Cap Growth ................     Class B 0.60%          $ 150.13                     405
EQ/AllianceBernstein Small Cap Growth ................     Class B 0.90%          $ 146.35                      --
EQ/AllianceBernstein Value ...........................     Class A 0.00%          $ 207.97                     152
EQ/AllianceBernstein Value ...........................     Class A 0.00%          $ 154.09                      14
EQ/AllianceBernstein Value ...........................     Class A 0.60%          $ 152.45                       9
EQ/AllianceBernstein Value ...........................     Class B 0.00%          $ 157.30                     336
EQ/AllianceBernstein Value ...........................     Class B 0.60%          $ 174.30                   1,126
EQ/AllianceBernstein Value ...........................     Class B 0.60%          $ 149.69                      14
EQ/AllianceBernstein Value ...........................     Class B 0.80%          $ 148.27                       6
EQ/AllianceBernstein Value ...........................     Class B 0.90%          $ 169.92                     110
EQ/Ariel Appreciation II .............................     Class B 0.00%          $ 115.56                      --
EQ/AXA Rosenberg VIT Value Long/Short Equity .........     Class B 0.00%          $ 108.96                      21
EQ/AXA Rosenberg VIT Value Long/Short Equity .........     Class B 0.60%          $ 106.57                     115
EQ/AXA Rosenberg VIT Value Long/Short Equity .........     Class B 0.80%          $ 105.78                      --
EQ/AXA Rosenberg VIT Value Long/Short Equity .........     Class B 0.90%          $ 105.39                       5
EQ/Boston Advisors Equity Income .....................     Class B 0.00%          $ 132.07                      25
EQ/Calvert Socially Responsible ......................     Class A 0.00%          $ 157.48                      --
EQ/Calvert Socially Responsible ......................     Class B 0.00%          $  99.90                      --
EQ/Calvert Socially Responsible ......................     Class B 0.60%          $  95.56                       2
EQ/Calvert Socially Responsible ......................     Class B 0.80%          $  94.15                      --
EQ/Calvert Socially Responsible ......................     Class B 0.90%          $  93.45                      --
EQ/Capital Guardian Growth ...........................     Class A 0.00%          $ 152.85                      --
EQ/Capital Guardian Growth ...........................     Class B 0.00%          $  83.22                       2
EQ/Capital Guardian Growth ...........................     Class B 0.60%          $  91.60                      39
EQ/Capital Guardian Growth ...........................     Class B 0.60%          $  80.42                       6
EQ/Capital Guardian Growth ...........................     Class B 0.80%          $  78.44                      --
EQ/Capital Guardian Growth ...........................     Class B 0.90%          $  89.30                      --
EQ/Capital Guardian International ....................     Class A 0.00%          $ 226.98                       1
EQ/Capital Guardian International ....................     Class A 0.60%          $ 173.18                       1
EQ/Capital Guardian International ....................     Class B 0.00%          $ 148.97                       5
EQ/Capital Guardian International ....................     Class B 0.60%          $ 142.08                      81
EQ/Capital Guardian International ....................     Class B 0.80%          $ 140.42                      --
EQ/Capital Guardian International ....................     Class B 0.90%          $ 138.96                       2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ----------------     ---------------     -------------------------
EQ/Capital Guardian Research ..............     Class A 0.00%          $ 190.31                      --
EQ/Capital Guardian Research ..............     Class A 0.00%          $ 140.09                       3
EQ/Capital Guardian Research ..............     Class A 0.60%          $ 127.46                       2
EQ/Capital Guardian Research ..............     Class B 0.00%          $ 146.37                     117
EQ/Capital Guardian Research ..............     Class B 0.60%          $ 140.05                     448
EQ/Capital Guardian Research ..............     Class B 0.80%          $ 138.00                       5
EQ/Capital Guardian Research ..............     Class B 0.90%          $ 136.99                      61
EQ/Capital Guardian U.S. Equity ...........     Class A 0.00%          $ 196.10                      43
EQ/Capital Guardian U.S. Equity ...........     Class A 0.00%          $ 134.89                       5
EQ/Capital Guardian U.S. Equity ...........     Class A 0.60%          $ 130.06                       6
EQ/Capital Guardian U.S. Equity ...........     Class B 0.00%          $ 139.41                      68
EQ/Capital Guardian U.S. Equity ...........     Class B 0.60%          $ 133.39                     391
EQ/Capital Guardian U.S. Equity ...........     Class B 0.80%          $ 131.44                       1
EQ/Capital Guardian U.S. Equity ...........     Class B 0.90%          $ 130.47                      31
EQ/Caywood-Scholl High Yield Bond .........     Class B 0.00%          $ 113.26                       1
EQ/Equity 500 Index .......................     Class A 0.00%          $ 361.77                     466
EQ/Equity 500 Index .......................     Class A 0.60%          $ 338.40                   1,183
EQ/Equity 500 Index .......................     Class A 0.80%          $ 232.28                      20
EQ/Equity 500 Index .......................     Class A 0.90%          $ 325.53                     196
EQ/Equity 500 Index .......................     Class B 0.00%          $ 110.89                       6
EQ/Equity 500 Index .......................     Class B 0.60%          $ 109.45                   1,072
EQ/Equity 500 Index .......................     Class B 0.90%          $ 122.77                      --
EQ/Evergreen International Bond ...........     Class A 0.00%          $ 104.81                       2
EQ/Evergreen International Bond ...........     Class B 0.00%          $ 101.15                       1
EQ/Evergreen Omega ........................     Class A 0.00%          $ 167.56                      --
EQ/Evergreen Omega ........................     Class A 0.00%          $ 118.85                       1
EQ/Evergreen Omega ........................     Class B 0.00%          $  97.08                      17
EQ/Evergreen Omega ........................     Class B 0.60%          $  90.01                      72
EQ/Evergreen Omega ........................     Class B 0.80%          $  91.53                      --
EQ/Evergreen Omega ........................     Class B 0.90%          $  90.85                       4
EQ/Evergreen Omega ........................     Class B 0.90%          $  87.98                      --
EQ/FI Mid Cap .............................     Class A 0.00%          $ 216.67                      86
EQ/FI Mid Cap .............................     Class A 0.00%          $ 146.42                       4
EQ/FI Mid Cap .............................     Class A 0.60%          $ 157.79                       5
EQ/FI Mid Cap .............................     Class B 0.00%          $ 140.14                      94
EQ/FI Mid Cap .............................     Class B 0.60%          $ 134.91                     639
EQ/FI Mid Cap .............................     Class B 0.80%          $ 133.20                       2
EQ/FI Mid Cap .............................     Class B 0.90%          $ 132.35                      30
EQ/FI Mid Cap Value .......................     Class A 0.00%          $ 212.78                     102
EQ/FI Mid Cap Value .......................     Class A 0.00%          $ 153.22                      10
EQ/FI Mid Cap Value .......................     Class A 0.60%          $ 156.38                       6
EQ/FI Mid Cap Value .......................     Class B 0.00%          $ 200.16                     187
EQ/FI Mid Cap Value .......................     Class B 0.60%          $ 188.86                   1,009
EQ/FI Mid Cap Value .......................     Class B 0.60%          $ 183.46                      64
EQ/FI Mid Cap Value .......................     Class B 0.80%          $ 185.21                       7
EQ/FI Mid Cap Value .......................     Class B 0.90%          $ 183.42                      84
EQ/FI Mid Cap Value .......................     Class B 0.90%          $ 144.61                      --
EQ/GAMCO Mergers and Acquisitions .........     Class B 0.00%          $ 118.92                       1
EQ/GAMCO Small Company Value ..............     Class B 0.00%          $ 140.78                      30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ----------------     ---------------     -------------------------
EQ/International Growth ..................     Class B 0.00%          $ 145.78                      1
EQ/Janus Large Cap Growth ................     Class A 0.00%          $ 160.87                     --
EQ/Janus Large Cap Growth ................     Class A 0.00%          $ 127.01                      5
EQ/Janus Large Cap Growth ................     Class A 0.60%          $ 107.75                      2
EQ/Janus Large Cap Growth ................     Class B 0.00%          $  69.36                     66
EQ/Janus Large Cap Growth ................     Class B 0.60%          $  66.77                    316
EQ/Janus Large Cap Growth ................     Class B 0.80%          $  65.92                      1
EQ/Janus Large Cap Growth ................     Class B 0.90%          $  65.50                     11
EQ/JPMorgan Core Bond ....................     Class A 0.00%          $ 118.15                    138
EQ/JPMorgan Core Bond ....................     Class A 0.60%          $ 122.90                      6
EQ/JPMorgan Core Bond ....................     Class B 0.00%          $ 124.29                     12
EQ/JPMorgan Core Bond ....................     Class B 0.60%          $ 147.88                    177
EQ/JPMorgan Core Bond ....................     Class B 0.60%          $ 145.36                     19
EQ/JPMorgan Core Bond ....................     Class B 0.80%          $ 119.33                     --
EQ/JPMorgan Core Bond ....................     Class B 0.90%          $ 118.73                     17
EQ/JPMorgan Core Bond ....................     Class B 0.90%          $ 144.16                     --
EQ/JPMorgan Value Opportunities ..........     Class A 0.00%          $ 193.71                     --
EQ/JPMorgan Value Opportunities ..........     Class A 0.00%          $ 148.70                      2
EQ/JPMorgan Value Opportunities ..........     Class B 0.00%          $ 183.24                     66
EQ/JPMorgan Value Opportunities ..........     Class B 0.60%          $ 172.89                    148
EQ/JPMorgan Value Opportunities ..........     Class B 0.60%          $ 121.33                     20
EQ/JPMorgan Value Opportunities ..........     Class B 0.80%          $ 169.56                      2
EQ/JPMorgan Value Opportunities ..........     Class B 0.90%          $ 167.91                     14
EQ/Legg Mason Value Equity ...............     Class B 0.00%          $ 114.04                      3
EQ/Long Term Bond ........................     Class B 0.00%          $ 102.73                      1
EQ/Lord Abbett Growth and Income .........     Class B 0.00%          $ 125.34                      1
EQ/Lord Abbett Large Cap Core ............     Class B 0.00%          $ 120.09                     --
EQ/Lord Abbett Mid Cap Value .............     Class B 0.00%          $ 126.46                      1
EQ/Marsico Focus .........................     Class A 0.00%          $ 171.56                    145
EQ/Marsico Focus .........................     Class A 0.00%          $ 138.03                     11
EQ/Marsico Focus .........................     Class A 0.60%          $ 168.26                     10
EQ/Marsico Focus .........................     Class B 0.00%          $ 164.80                    134
EQ/Marsico Focus .........................     Class B 0.60%          $ 159.69                    604
EQ/Marsico Focus .........................     Class B 0.80%          $ 158.01                      2
EQ/Marsico Focus .........................     Class B 0.90%          $ 157.18                     37
EQ/Mercury Basic Value Equity ............     Class A 0.00%          $ 206.90                     70
EQ/Mercury Basic Value Equity ............     Class A 0.00%          $ 148.18                      9
EQ/Mercury Basic Value Equity ............     Class A 0.60%          $ 202.91                      2
EQ/Mercury Basic Value Equity ............     Class B 0.00%          $ 275.76                    132
EQ/Mercury Basic Value Equity ............     Class B 0.60%          $ 260.19                    535
EQ/Mercury Basic Value Equity ............     Class B 0.60%          $ 170.15                     53
EQ/Mercury Basic Value Equity ............     Class B 0.80%          $ 255.17                      5
EQ/Mercury Basic Value Equity ............     Class B 0.90%          $ 252.70                     43
EQ/Mercury International Value ...........     Class A 0.00%          $ 231.55                     84
EQ/Mercury International Value ...........     Class A 0.00%          $ 181.84                      4
EQ/Mercury International Value ...........     Class A 0.60%          $ 174.58                      6
EQ/Mercury International Value ...........     Class B 0.00%          $ 171.47                    239
EQ/Mercury International Value ...........     Class B 0.60%          $ 180.63                    663

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ----------------     ---------------     -------------------------
EQ/Mercury International Value ...........     Class B 0.60%          $ 176.90                     11
EQ/Mercury International Value ...........     Class B 0.80%          $ 161.63                      3
EQ/Mercury International Value ...........     Class B 0.90%          $ 176.08                     62
EQ/MFS Emerging Growth Companies .........     Class A 0.00%          $ 177.99                     23
EQ/MFS Emerging Growth Companies .........     Class A 0.00%          $ 135.23                      3
EQ/MFS Emerging Growth Companies .........     Class A 0.60%          $ 116.78                      1
EQ/MFS Emerging Growth Companies .........     Class B 0.00%          $ 172.08                    111
EQ/MFS Emerging Growth Companies .........     Class B 0.60%          $ 162.35                    786
EQ/MFS Emerging Growth Companies .........     Class B 0.60%          $  93.29                     63
EQ/MFS Emerging Growth Companies .........     Class B 0.80%          $ 159.22                      9
EQ/MFS Emerging Growth Companies .........     Class B 0.90%          $ 157.68                     50
EQ/MFS Investors Trust ...................     Class A 0.00%          $ 171.93                     --
EQ/MFS Investors Trust ...................     Class A 0.00%          $ 142.59                     --
EQ/MFS Investors Trust ...................     Class A 0.60%          $ 127.28                     --
EQ/MFS Investors Trust ...................     Class B 0.00%          $ 112.28                     14
EQ/MFS Investors Trust ...................     Class B 0.60%          $ 107.28                     82
EQ/MFS Investors Trust ...................     Class B 0.80%          $ 105.65                     --
EQ/MFS Investors Trust ...................     Class B 0.90%          $ 104.85                     18
EQ/Money Market ..........................     Class A 0.00%          $ 159.51                    793
EQ/Money Market ..........................     Class A 0.60%          $ 237.72                    668
EQ/Money Market ..........................     Class A 0.80%          $ 136.17                      4
EQ/Money Market ..........................     Class A 0.90%          $ 151.77                     69
EQ/Money Market ..........................     Class B 0.00%          $ 159.51                      8
EQ/Money Market ..........................     Class B 0.00%          $ 122.98                     14
EQ/Money Market ..........................     Class B 0.60%          $ 122.84                    436
EQ/Money Market ..........................     Class B 0.90%          $ 119.75                     --
EQ/Montag & Caldwell Growth ..............     Class B 0.00%          $ 119.44                      4
EQ/PIMCO Real Return .....................     Class B 0.00%          $ 100.63                      3
EQ/Short Duration Bond ...................     Class B 0.00%          $ 104.68                      1
EQ/Small Cap Value .......................     Class A 0.00%          $ 216.41                     62
EQ/Small Cap Value .......................     Class A 0.60%          $ 212.25                      5
EQ/Small Cap Value .......................     Class B 0.00%          $ 229.95                      8
EQ/Small Cap Value .......................     Class B 0.60%          $ 220.20                    138
EQ/Small Cap Value .......................     Class B 0.60%          $ 214.40                      6
EQ/Small Cap Value .......................     Class B 0.80%          $ 216.75                     --
EQ/Small Cap Value .......................     Class B 0.90%          $ 214.66                     --
EQ/Small Cap Value .......................     Class B 0.90%          $ 215.15                      8
EQ/Small Company Growth ..................     Class B 0.00%          $ 136.14                     19
EQ/Small Company Index ...................     Class A 0.00%          $ 237.06                     40
EQ/Small Company Index ...................     Class A 0.60%          $ 158.99                     12
EQ/Small Company Index ...................     Class A 0.60%          $ 205.08                    110
EQ/Small Company Index ...................     Class A 0.80%          $ 202.42                     --
EQ/Small Company Index ...................     Class A 0.90%          $ 201.67                     14
EQ/Small Company Index ...................     Class B 0.00%          $ 174.25                      2
EQ/Small Company Index ...................     Class B 0.00%          $ 237.06                      7
EQ/Small Company Index ...................     Class B 0.60%          $ 183.06                     50
EQ/Small Company Index ...................     Class B 0.60%          $ 180.71                      2
EQ/Small Company Index ...................     Class B 0.90%          $ 178.45                     --
EQ/TCW Equity ............................     Class B 0.00%          $ 111.34                      6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2006

                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                   ----------------     ---------------     -------------------------
EQ/UBS Growth and Income ......................     Class B 0.00%          $ 136.33                      7
EQ/Van Kampen Comstock ........................     Class B 0.00%          $ 121.96                      1
EQ/Van Kampen Emerging Markets Equity .........     Class A 0.00%          $ 394.74                     60
EQ/Van Kampen Emerging Markets Equity .........     Class A 0.00%          $ 245.17                     11
EQ/Van Kampen Emerging Markets Equity .........     Class B 0.00%          $ 214.07                    273
EQ/Van Kampen Emerging Markets Equity .........     Class B 0.60%          $ 202.35                    853
EQ/Van Kampen Emerging Markets Equity .........     Class B 0.60%          $ 274.35                     28
EQ/Van Kampen Emerging Markets Equity .........     Class B 0.80%          $ 198.57                      5
EQ/Van Kampen Emerging Markets Equity .........     Class B 0.90%          $ 196.70                     61
EQ/Van Kampen Mid Cap Growth ..................     Class B 0.00%          $ 136.41                      1
EQ/Wells Fargo Montgomery Small Cap ...........     Class B 0.00%          $ 146.10                      1
Fidelity VIP Asset Manager: Growth ............     Class B 0.00%          $ 138.85                     21
Fidelity VIP Contrafund .......................     Class B 0.00%          $ 190.15                    194
Fidelity VIP Equity-Income ....................     Class B 0.00%          $ 183.10                     55
Fidelity VIP Growth & Income ..................     Class B 0.00%          $ 150.29                     23
Fidelity VIP High Income ......................     Class B 0.00%          $ 142.03                     61
Fidelity VIP Investment Grade Bond ............     Class B 0.00%          $ 113.24                     74
Fidelity VIP Mid Cap ..........................     Class B 0.00%          $ 238.06                    138
Fidelity VIP Value ............................     Class B 0.00%          $ 171.80                     25
Fidelity VIP Value Startegies .................     Class B 0.00%          $ 208.66                     20
MFS Mid Cap Growth ............................     Class A 0.60%          $ 126.88                      2
OpCap Renaissance .............................     Class A 0.00%          $ 133.48                      3
OpCap Renaissance .............................     Class A 0.00%          $ 233.31                     42
OpCap Renaissance .............................     Class A 0.60%          $ 195.53                     46
OpCap Renaissance .............................     Class A 0.60%          $ 165.71                      3
OpCap Renaissance .............................     Class A 0.80%          $ 194.09                     --
OpCap Renaissance .............................     Class A 0.90%          $ 193.37                      3
PIMCO Total Return ............................     Class A 0.60%          $ 119.71                      5
U.S. Real Estate -- Class I ...................     Class A 0.00%          $ 226.65                     12
U.S. Real Estate -- Class I ...................     Class A 0.00%          $ 318.51                    172
U.S. Real Estate -- Class I ...................     Class A 0.60%          $ 279.65                    219
U.S. Real Estate -- Class I ...................     Class A 0.80%          $ 277.58                      1
U.S. Real Estate -- Class I ...................     Class A 0.90%          $ 276.56                     12
U.S. Real Estate -- Class I ...................     Class B 0.00%          $ 234.39                      4
Vanguard VIF Equity Index .....................     Class A 0.60%          $ 129.48                     33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                    AXA Aggressive   AXA Conservative   AXA Conservative-   AXA Moderate
                                                      Allocation        Allocation       Plus Allocation     Allocation
                                                    --------------   ----------------   -----------------   ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $1,021,043         $187,863            $195,410       $ 41,405,993
 Expenses:
  Mortality and expense risk charges .............       113,415           18,466              19,248          8,282,635
                                                      ----------         --------            --------       ------------
Net Investment Income (Loss) .....................       907,628          169,397             176,162         33,123,358
                                                      ----------         --------            --------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       632,620           23,512              59,320         22,950,196
  Realized gain distribution from The Trusts .....       550,835           41,912              79,080         11,752,091
                                                      ----------         --------            --------       ------------
 Net realized gain (loss) ........................     1,183,455           65,424             138,400         34,702,287
                                                      ----------         --------            --------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................     2,723,125           32,645             125,103         69,386,076
                                                      ----------         --------            --------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,906,580           98,069             263,503        104,088,363
                                                      ----------         --------            --------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $4,814,208         $267,466            $439,665       $137,211,721
                                                      ==========         ========            ========       ============

                                                     AXA Moderate-     AXA Premier VIP    AXA Premier VIP
                                                    Plus Allocation   Aggressive Equity      Core Bond
                                                    ---------------   -----------------   ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 3,113,528       $    908,048        $2,833,769
 Expenses:
  Mortality and expense risk charges .............        302,325          2,929,430           278,183
                                                      -----------       ------------        ----------
Net Investment Income (Loss) .....................      2,811,203         (2,021,382)        2,555,586
                                                      -----------       ------------        ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        841,925          5,591,365          (532,367)
  Realized gain distribution from The Trusts .....      1,294,438                 --                --
                                                      -----------       ------------        ----------
 Net realized gain (loss) ........................      2,136,363          5,591,365          (532,367)
                                                      -----------       ------------        ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      6,508,414         20,312,137           285,822
                                                      -----------       ------------        ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      8,644,777         25,903,502          (246,545)
                                                      -----------       ------------        ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $11,455,980       $ 23,882,120        $2,309,041
                                                      ===========       ============        ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                               AXA Premier VIP
                                                    AXA Premier VIP   AXA Premier VIP      AXA Premier VIP        Large Cap
                                                      Health Care        High Yield     International Equity     Core Equity
                                                    ---------------   ---------------   --------------------   ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  302,089       $ 15,108,479          $ 1,242,126          $ 50,074
 Expenses:
  Mortality and expense risk charges .............       112,963            912,117              241,671            20,700
                                                      ----------       ------------          -----------          --------
Net Investment Income (Loss) .....................       189,126         14,196,362            1,000,455            29,374
                                                      ----------       ------------          -----------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       571,004         (1,720,920)           1,526,068           188,215
  Realized gain distribution from The Trusts .....     1,066,707                 --            1,810,887           134,443
                                                      ----------       ------------          -----------          --------
 Net realized gain (loss) ........................     1,637,711         (1,720,920)           3,336,955           322,658
                                                      ----------       ------------          -----------          --------
 Change in unrealized appreciation
  (depreciation) of investments ..................      (534,299)         6,236,611            7,202,380           495,412
                                                      ----------       ------------          -----------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,103,412          4,515,691           10,539,335           818,070
                                                      ----------       ------------          -----------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,292,538       $ 18,712,053          $11,539,790          $847,444
                                                      ==========       ============          ===========          ========


                                                     AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                    Large Cap Growth   Large Cap Value   Mid Cap Growth
                                                    ----------------   ---------------   ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $          --        $  853,671       $  156,521
 Expenses:
  Mortality and expense risk charges .............          59,287           121,226          127,455
                                                     -------------        ----------       ----------
Net Investment Income (Loss) .....................         (59,287)          732,445           29,066
                                                     -------------        ----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         261,333           938,938          180,872
  Realized gain distribution from The Trusts .....         877,197           488,884        3,106,966
                                                     -------------        ----------       ----------
 Net realized gain (loss) ........................       1,138,530         1,427,822        3,287,838
                                                     -------------        ----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      (1,051,023)        2,739,617         (866,059)
                                                     -------------        ----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................          87,507         4,167,439        2,421,779
                                                     -------------        ----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $      28,220        $4,899,884       $2,450,845
                                                     =============        ==========       ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                    AXA Premier VIP   AXA Premier VIP    Davis     EQ/AllianceBernstein
                                                     Mid Cap Value       Technology      Value        Common Stock
                                                    ---------------   ---------------   --------   --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ....................      $1,011,737        $       --      $  9,403      $  34,699,642
 Expenses:
  Mortality and expense risk charges ...........         224,168           364,165         6,219         13,584,079
                                                      ----------        ----------      --------      -------------
Net Investment Income (Loss) ...................         787,569          (364,165)        3,184         21,115,563
                                                      ----------        ----------      --------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........        (716,088)        3,646,430        39,681        (16,570,826)
  Realized gain distribution from The Trusts ...       5,565,569                --            --                 --
                                                      ----------        ----------      --------      -------------
 Net realized gain (loss) ......................       4,849,481         3,646,430        39,681        (16,570,826)
                                                      ----------        ----------      --------      -------------
 Change in unrealized appreciation
  (depreciation) of investments ................       1,826,296         1,498,478       106,483        234,482,801
                                                      ----------        ----------      --------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................       6,675,777         5,144,908       146,164        217,911,975
                                                      ----------        ----------      --------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................      $7,463,346        $4,780,743      $149,348      $ 239,027,538
                                                      ==========        ==========      ========      =============

                                                                            EQ/AllianceBernstein
                                                    EQ/AllianceBernstein        Intermediate       EQ/AllianceBernstein
                                                      Growth and Income    Government Securities      International
                                                    --------------------   ----------------------  --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ....................         $ 8,200,443           $   5,750,964           $ 12,000,222
 Expenses:
  Mortality and expense risk charges ...........           2,719,150                 651,344              3,890,539
                                                         -----------           -------------           ------------
Net Investment Income (Loss) ...................           5,481,293               5,099,620              8,109,683
                                                         -----------           -------------           ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........          10,203,246              (1,796,470)            22,362,170
  Realized gain distribution from The Trusts ...          25,757,384                      --             53,329,188
                                                         -----------           -------------           ------------
 Net realized gain (loss) ......................          35,960,630              (1,796,470)            75,691,358
                                                         -----------           -------------           ------------
 Change in unrealized appreciation
  (depreciation) of investments ................          47,709,613                 529,245             66,443,492
                                                         -----------           -------------           ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................          83,670,243              (1,267,225)           142,134,850
                                                         -----------           -------------           ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................         $89,151,536           $   3,832,395           $150,244,533
                                                         ===========           =============           ============


-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                    EQ/AllianceBernstein
                                                         Large Cap         EQ/AllianceBernstein   EQ/AllianceBernstein
                                                           Growth              Quality Bond         Small Cap Growth
                                                    --------------------   --------------------   ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $         --             $5,401,338           $           --
 Expenses:
  Mortality and expense risk charges .............          576,639                611,516                1,151,382
                                                       ------------             ----------           --------------
Net Investment Income (Loss) .....................         (576,639)             4,789,822               (1,151,382)
                                                       ------------             ----------           --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        2,672,958               (597,727)              13,156,805
  Realized gain distribution from The Trusts .....               --                     --               18,663,083
                                                       ------------             ----------           --------------
 Net realized gain (loss) ........................        2,672,958               (597,727)              31,819,888
                                                       ------------             ----------           --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       (3,658,129)               410,649              (12,202,371)
                                                       ------------             ----------           --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         (985,171)              (187,078)              19,617,517
                                                       ------------             ----------           --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $ (1,561,810)            $4,602,744           $   18,466,135
                                                       ============             ==========           ==============

                                                                                              EQ/AXA Rosenberg
                                                    EQ/Alliance Bernstein       EQ/Ariel         Value Long/     EQ/Boston Advisors
                                                            Value           Appreciation II     Short Equity       Equity Income
                                                    ---------------------   ---------------   ----------------   ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $ 4,456,591             $  293         $   427,116           $ 62,963
 Expenses:
  Mortality and expense risk charges .............         1,202,366                 --              68,747                 --
                                                         -----------             ------         -----------           --------
Net Investment Income (Loss) .....................         3,254,225                293             358,369             62,963
                                                         -----------             ------         -----------           --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        10,702,538                 27             276,931             19,382
  Realized gain distribution from The Trusts .....        16,636,264                  9                  --            125,565
                                                         -----------             ------         -----------           --------
 Net realized gain (loss) ........................        27,338,802                 36             276,931            144,947
                                                         -----------             ------         -----------           --------
 Change in unrealized appreciation
  (depreciation) of investments ..................        20,025,485              2,777            (529,323)           142,311
                                                         -----------             ------         -----------           --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        47,364,287              2,813            (252,392)           287,258
                                                         -----------             ------         -----------           --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $50,618,512             $3,106         $   105,977           $350,221
                                                         ===========             ======         ===========           ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                     EQ/Calvert                       EQ/Capital
                                                      Socially       EQ/Capital        Guardian        EQ/Capital
                                                    Responsible   Guardian Growth   International  Guardian Research
                                                    -----------   ---------------   -------------  -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $     --        $   7,235        $  157,062       $  496,634
 Expenses:
  Mortality and expense risk charges .............      1,176           18,285            59,050          439,789
                                                     --------        ---------        ----------       ----------
Net Investment Income (Loss) .....................     (1,176)         (11,050)           98,012           56,845
                                                     --------        ---------        ----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,292           60,230           867,696        5,740,870
  Realized gain distribution from The Trusts .....      3,277               --           682,729               --
                                                     --------        ---------        ----------       ----------
 Net realized gain (loss) ........................      4,569           60,230         1,550,425        5,740,870
                                                     --------        ---------        ----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      7,721          206,145           175,787        3,871,453
                                                     --------        ---------        ----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     12,290          266,375         1,726,212        9,612,323
                                                     --------        ---------        ----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $ 11,114        $ 255,325        $1,824,224       $9,669,168
                                                     ========        =========        ==========       ==========

                                                      EQ/Capital    EQ/Caywood-Scholl
                                                       Guardian         High Yield
                                                     U.S. Equity           Bond         EQ/Equity 500 Index
                                                    -------------   -----------------   -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $     945,853       $   7,301          $ 12,708,894
 Expenses:
  Mortality and expense risk charges .............        352,149              --             3,613,655
                                                    -------------       ---------          ------------
Net Investment Income (Loss) .....................        593,704           7,301             9,095,239
                                                    -------------       ---------          ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      4,211,708             520            14,571,603
  Realized gain distribution from The Trusts .....      4,426,186              --            20,956,626
                                                    -------------       ---------          ------------
 Net realized gain (loss) ........................      8,637,894             520            35,528,229
                                                    -------------       ---------          ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,693,442)         (1,405)           55,581,211
                                                    -------------       ---------          ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      5,944,452            (885)           91,109,440
                                                    -------------       ---------          ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   6,538,156       $   6,416          $100,204,679
                                                     =============      =========          ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                       EQ/Evergreen      EQ/Evergreen      EQ/FI          EQ/FI
                                                    International Bond       Omega        Mid Cap     Mid Cap Value
                                                    ------------------   ------------  ------------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $    412        $   188,163    $ 3,915,980    $   902,095
 Expenses:
  Mortality and expense risk charges .............             --             45,249        546,821      1,341,544
                                                         --------        -----------    -----------    -----------
Net Investment Income (Loss) .....................            412            142,914      3,369,159       (439,449)
                                                         --------        -----------    -----------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............           (162)           349,561      2,382,939      5,858,840
  Realized gain distribution from The Trusts .....             --            695,345      4,570,788     23,956,166
                                                         --------        -----------    -----------    -----------
 Net realized gain (loss) ........................           (162)         1,044,906      6,953,727     29,815,006
                                                         --------        -----------    -----------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................         (2,621)          (729,118)     1,910,434      1,130,301
                                                         --------        -----------    -----------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         (2,783)           315,788      8,864,161     30,945,307
                                                         --------        -----------    -----------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $ (2,371)       $   458,702    $12,233,320    $30,505,858
                                                         ========        ===========    ===========    ===========

                                                      EQ/GAMCO        EQ/GAMCO
                                                     Mergers and   Small Company   EQ/International
                                                    Acquisitions       Value            Growth
                                                    ------------   -------------   ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $   3,770        $ 47,947          $  448
 Expenses:
  Mortality and expense risk charges .............          --              --              --
                                                     ---------        --------          ------
Net Investment Income (Loss) .....................       3,770          47,947             448
                                                     ---------        --------          ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         303           9,060           1,232
  Realized gain distribution from The Trusts .....         240         174,917              --
                                                     ---------        --------          ------
 Net realized gain (loss) ........................         543         183,977           1,232
                                                     ---------        --------          ------
 Change in unrealized appreciation
  (depreciation) of investments ..................      (1,147)        273,267           5,559
                                                     ---------        --------          ------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (604)        457,244           6,791
                                                     ---------        --------          ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $   3,166        $505,191          $7,239
                                                     =========        ========          ======

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                      EQ/Janus                   EQ/JPMorgan
                                                     Large Cap    EQ/JPMorgan       Value       EQ/Legg Mason
                                                       Growth      Core Bond    Opportunities    Value Equity
                                                    -----------  ------------   --------------  -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $        --   $2,122,084      $1,744,059       $    87
 Expenses:
  Mortality and expense risk charges .............      138,248      168,359         171,477            --
                                                    -----------   ----------      ----------       -------
Net Investment Income (Loss) .....................     (138,248)   1,953,725       1,572,582            87
                                                    -----------   ----------      ----------       -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      763,583      (34,693)      1,470,457          (549)
  Realized gain distribution from The Trusts .....           --           --       1,067,951            --
                                                    -----------   ----------      ----------       -------
 Net realized gain (loss) ........................      763,583      (34,693)      2,538,408          (549)
                                                    -----------   ----------      ----------       -------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (463,244)    (238,223)      2,597,786        21,901
                                                    -----------   ----------      ----------       -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      300,339     (272,916)      5,136,194        21,352
                                                    -----------   ----------      ----------       -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   162,091   $1,680,809      $6,708,776       $21,439
                                                    ===========   ==========      ==========       =======

                                                                EQ/Lord Abbett
                                                     EQ/Long      Growth and     EQ/Lord Abbett
                                                    Term Bond       Income       Large Cap Core
                                                    ---------   --------------   --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $2,404         $  545           $  178
 Expenses:
  Mortality and expense risk charges .............       --             --               --
                                                     ------         ------           ------
Net Investment Income (Loss) .....................    2,404            545              178
                                                     ------         ------           ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     (105)           216              126
  Realized gain distribution from The Trusts .....       --            266               80
                                                     ------         ------           ------
 Net realized gain (loss) ........................     (105)           482              206
                                                     ------         ------           ------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (448)         4,848            1,195
                                                     ------         ------           ------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     (553)         5,330            1,401
                                                     ------         ------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $1,851         $5,875           $1,579
                                                     ======         ======           ======

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                    EQ/Lord Abbett                  EQ/Mercury    EQ/Mercury
                                                       Mid Cap       EQ/Marsico    Basic Value  International
                                                        Value           Focus         Equity        Value
                                                    --------------  -----------    -----------  -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $ 1,080      $ 1,068,024    $ 5,612,130   $ 6,003,663
 Expenses:
  Mortality and expense risk charges .............          --          585,082        918,467       748,124
                                                       -------      -----------    -----------   -----------
Net Investment Income (Loss) .....................       1,080          482,942      4,693,663     5,255,539
                                                       -------      -----------    -----------   -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          38        5,634,262      6,000,046     8,213,999
  Realized gain distribution from The Trusts .....         784        2,591,241      8,033,834     6,667,785
                                                       -------      -----------    -----------   -----------
 Net realized gain (loss) ........................         822        8,225,503     14,033,880    14,881,784
                                                       -------      -----------    -----------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................      10,135        3,097,670     17,430,944    17,413,257
                                                       -------      -----------    -----------   -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      10,957       11,323,173     31,464,824    32,295,041
                                                       -------      -----------    -----------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $12,037      $11,806,115    $36,158,487   $37,550,580
                                                       =======      ===========    ===========   ===========

                                                         EQ/MFS
                                                        Emerging            EQ/MFS         EQ/Money
                                                    Growth Companies   Investors Trust      Market
                                                    ----------------   ---------------   -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $        --         $  107,976     $15,255,636
 Expenses:
  Mortality and expense risk charges .............        886,980             69,520       1,445,772
                                                      -----------         ----------     -----------
Net Investment Income (Loss) .....................       (886,980)            38,456      13,809,864
                                                      -----------         ----------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        479,058            702,629        (834,831)
  Realized gain distribution from The Trusts .....             --                 --              --
                                                      -----------         ----------     -----------
 Net realized gain (loss) ........................        479,058            702,629        (834,831)
                                                      -----------         ----------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     11,812,223            695,100         849,855
                                                      -----------         ----------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     12,291,281          1,397,729          15,024
                                                      -----------         ----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $11,404,301         $1,436,185     $13,824,888
                                                      ===========         ==========     ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                    EQ/Montag &
                                                     Caldwell       EQ/PIMCO       EQ/Short       EQ/Small     EQ/Small
                                                      Growth      Real Return   Duration Bond    Cap Value  CompanyGrowth
                                                    -----------  ------------- ---------------  ----------  -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $   872      $  11,287       $2,060       $2,594,898     $20,486
 Expenses:
  Mortality and expense risk charges .............         --             --           --          178,769          --
                                                      -------      ---------       ------       ----------     -------
Net Investment Income (Loss) .....................        872         11,287        2,060        2,416,129      20,486
                                                      -------      ---------       ------       ----------     -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,937           (120)          28          283,777      23,719
  Realized gain distribution from The Trusts .....         --             --           --        3,128,992          --
                                                      -------      ---------       ------       ----------     -------
 Net realized gain (loss) ........................      1,937           (120)          28        3,412,769      23,719
                                                      -------      ---------       ------       ----------     -------
 Change in unrealized appreciation
  (depreciation) of investments ..................     27,671        (12,245)        (753)          14,733      37,611
                                                      -------      ---------       ------       ----------     -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     29,608        (12,365)        (725)       3,427,502      61,330
                                                      -------      ---------       ------       ----------     -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $30,480      $  (1,078)      $1,335       $5,843,631     $81,816
                                                      =======      =========       ======       ==========     =======

                                                       EQ/Small      EQ/TCW
                                                    Company Index    Equity
                                                    -------------   ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  634,387    $      --
 Expenses:
  Mortality and expense risk charges .............       188,917           --
                                                      ----------    ---------
Net Investment Income (Loss) .....................       445,470           --
                                                      ----------    ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,630,484        3,652
  Realized gain distribution from The Trusts .....     1,957,905           --
                                                      ----------    ---------
 Net realized gain (loss) ........................     3,588,389        3,652
                                                      ----------    ---------
 Change in unrealized appreciation
  (depreciation) of investments ..................     2,063,433      (15,421)
                                                      ----------    ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     5,651,822      (11,769)
                                                      ----------    ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $6,097,292    $ (11,769)
                                                      ==========    =========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                      EQ/UBS                      EQ/Van Kampen   EQ/Van Kampen   EQ/Wells Fargo
                                                    Growth and   EQ/Van Kampen      Emerging         Mid Cap        Montgomery
                                                      Income        Comstock     Markets Equity       Growth         Small Cap
                                                    ----------  --------------  ----------------  -------------  ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 6,631        $1,948        $ 1,016,260        $  259          $2,352
 Expenses:
  Mortality and expense risk charges .............         --            --            999,908            --              --
                                                      -------        ------        -----------        ------          ------
Net Investment Income (Loss) .....................      6,631         1,948             16,352           259           2,352
                                                      -------        ------        -----------        ------          ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     15,510         2,979         21,713,940           149            (257)
  Realized gain distribution from The Trusts .....         --           393         20,117,815           206             120
                                                      -------        ------        -----------        ------          ------
 Net realized gain (loss) ........................     15,510         3,372         41,831,755           355            (137)
                                                      -------        ------        -----------        ------          ------
 Change in unrealized appreciation
  (depreciation) of investments ..................     77,162         3,807         28,700,326         4,510           3,207
                                                      -------        ------        -----------        ------          ------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     92,672         7,179         70,532,081         4,865           3,070
                                                      -------        ------        -----------        ------          ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $99,303        $9,127        $70,548,433        $5,124          $5,422
                                                      =======        ======        ===========        ======          ======

                                                      Fidelity VIP
                                                     Asset Manager:    Fidelity VIP
                                                         Growth         Contrafund
                                                     --------------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $ 48,800      $     361,314
 Expenses:
  Mortality and expense risk charges .............            --                 --
                                                        --------      -------------
Net Investment Income (Loss) .....................        48,800            361,314
                                                        --------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        52,305          2,819,300
  Realized gain distribution from The Trusts .....            --          2,956,536
                                                        --------      -------------
 Net realized gain (loss) ........................        52,305          5,775,836
                                                        --------      -------------
 Change in unrealized appreciation
  (depreciation) of investments ..................        62,919         (2,399,737)
                                                        --------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       115,224          3,376,099
                                                        --------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $164,024      $   3,737,413
                                                        ========      =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                    Fidelity VIP                  Fidelity VIP
                                                     Fidelity VIP     Growth &     Fidelity VIP    Investment     Fidelity VIP
                                                    Equity-Income      Income       High Income    Grade Bond       Mid Cap
                                                    -------------   ------------   ------------   ------------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $  348,992       $ 31,575     $   616,639    $   299,208    $     362,052
 Expenses:
  Mortality and expense risk charges .............           --             --              --             --               --
                                                     ----------       --------     -----------    -----------    -------------
Net Investment Income (Loss) .....................      348,992         31,575         616,639        299,208          362,052
                                                     ----------       --------     -----------    -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      225,539        281,437        (110,878)      (150,392)       1,500,302
  Realized gain distribution from The Trusts .....      896,517        114,270              --         18,794        3,109,200
                                                     ----------       --------     -----------    -----------    -------------
 Net realized gain (loss) ........................    1,122,056        395,707        (110,878)      (131,598)       4,609,502
                                                     ----------       --------     -----------    -----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ..................      (29,676)        30,516         125,041         65,258       (1,581,390)
                                                     ----------       --------     -----------    -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    1,092,380        426,223          14,163        (66,340)       3,028,112
                                                     ----------       --------     -----------    -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $1,441,372       $457,798     $   630,802    $   232,868    $   3,390,164
                                                     ==========       ========     ===========    ===========    =============

                                                                   Fidelity VIP
                                                    Fidelity VIP       Value
                                                        Value       Strategies
                                                    ------------   ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 30,813      $  80,387
 Expenses:
  Mortality and expense risk charges .............          --             --
                                                      --------      ---------
Net Investment Income (Loss) .....................      30,813         80,387
                                                      --------      ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     190,597        (25,369)
  Realized gain distribution from The Trusts .....      23,407        506,809
                                                      --------      ---------
 Net realized gain (loss) ........................     214,004        481,440
                                                      --------      ---------
 Change in unrealized appreciation
  (depreciation) of investments ..................     263,718        (47,774)
                                                      --------      ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     477,722        433,666
                                                      --------      ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $508,535      $ 514,053
                                                      ========      =========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                               U.S. Real
                                                      MFS Mid       OpCap          PIMCO       Estate --    Vanguard VIF
                                                    Cap Growth   Renaissance   Total Return     Class I     Equity Index
                                                    ----------   -----------   ------------   -----------   ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $      --    $   46,764      $ 25,860     $ 1,190,319     $ 62,037
 Expenses:
  Mortality and expense risk charges .............      1,783        62,405         3,116         301,172       23,592
                                                    ---------    ----------      --------     -----------     --------
Net Investment Income (Loss) .....................     (1,783)      (15,641)       22,744         889,147       38,445
                                                    ---------    ----------      --------     -----------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     11,200       188,652        (6,849)      7,402,953       76,520
  Realized gain distribution from The Trusts .....      9,781            --            --       5,931,267      240,435
                                                    ---------    ----------      --------     -----------     --------
 Net realized gain (loss) ........................     20,981       188,652        (6,849)     13,334,220      316,955
                                                    ---------    ----------      --------     -----------     --------
 Change in unrealized appreciation
  (depreciation) of investments ..................    (13,360)    1,945,089          (436)     16,105,493      214,185
                                                    ---------    ----------      --------     -----------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      7,621     2,133,741        (7,285)     29,439,713      531,140
                                                    ---------    ----------      --------     -----------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   5,838    $2,118,100      $ 15,459     $30,328,860     $569,585
                                                    =========    ==========      ========     ===========     ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                            AXA Aggressive                    AXA Conservative
                                                              Allocation                         Allocation
                                                  ----------------------------------- ---------------------------------
                                                         2006              2005             2006             2005
                                                  ----------------- ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   907,628        $  543,892        $ 169,397        $  90,816
 Net realized gain (loss) on investments ........     1,183,455            73,830           65,424           17,155
 Change in unrealized appreciation
  (depreciation) on investments .................     2,723,125           582,092           32,645          (44,575)
                                                    -----------        ----------        ---------        ---------
 Net increase (decrease) in net assets from
  operations ....................................     4,814,208         1,199,814          267,466           63,396
                                                    -----------        ----------        ---------        ---------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     8,549,839         3,654,068          878,841          594,078
  Transfers between funds and guaranteed
   interest account, net ........................    19,801,084         5,464,162        1,426,888          717,752
  Transfers for contract benefits and
   terminations .................................    (1,186,512)         (170,741)         (42,498)        (290,136)
  Contract maintenance charges ..................    (2,042,537)         (945,219)        (330,319)        (222,881)
                                                    -----------        ----------        ---------        ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................    25,121,874         8,002,270        1,932,912          798,813
                                                    -----------        ----------        ---------        ---------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       257,264            11,340          (19,310)          12,103
                                                    -----------        ----------        ---------        ---------
Increase (Decrease) in Net Assets ...............    30,193,346         9,213,424        2,181,068          874,312
Net Assets -- Beginning of Period ...............    16,647,478         7,434,054        3,056,854        2,182,542
                                                    -----------        ----------        ---------        ---------
Net Assets -- End of Period .....................   $46,840,824       $16,647,478       $5,237,922       $3,056,854
                                                    ===========       ===========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           182                77               23               25
 Redeemed .......................................           (54)              (18)              (9)             (21)
                                                    -----------        ----------        ---------        ---------
 Net Increase (Decrease) ........................           128                59               14                4
                                                    -----------        ----------        ---------        ---------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            43                18                9                5
 Redeemed .......................................            (6)               (2)              (6)              (3)
                                                    -----------        ----------        ---------        ---------
 Net Increase (Decrease) ........................            37                16                3                2
                                                    -----------        ----------        ---------        ---------

                                                        AXA Conservative-Plus                    AXA Moderate
                                                             Allocation                           Allocation
                                                  --------------------------------- ---------------------------------------
                                                        2006             2005              2006                2005
                                                  ---------------- ---------------- ------------------ --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $ 176,162        $ 127,703       $   33,123,358      $  28,443,988
 Net realized gain (loss) on investments ........      138,400           34,793           34,702,287         16,372,634
 Change in unrealized appreciation
  (depreciation) on investments .................      125,103          (48,655)          69,386,076         16,660,512
                                                     ---------        ---------       --------------      -------------
 Net increase (decrease) in net assets from
  operations ....................................      439,665          113,841          137,211,721         61,477,134
                                                     ---------        ---------       --------------      -------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    1,325,746          947,317          103,615,827        110,612,153
  Transfers between funds and guaranteed
   interest account, net ........................    1,549,507        1,460,854          (30,042,359)       (26,557,709)
  Transfers for contract benefits and
   terminations .................................     (384,173)         (38,808)         (78,711,271)       (81,553,466)
  Contract maintenance charges ..................     (446,519)        (255,553)         (86,591,001)       (88,080,470)
                                                     ---------        ---------       --------------      -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    2,044,561        2,113,810          (91,728,804)       (85,579,492)
                                                     ---------        ---------       --------------      -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (14,638)          10,859              240,936             65,996
                                                     ---------        ---------       --------------      -------------
Increase (Decrease) in Net Assets ...............    2,469,588        2,238,510           45,723,853        (24,036,362)
Net Assets -- Beginning of Period ...............    3,909,578        1,671,068        1,437,666,410      1,461,702,772
                                                     ---------        ---------       --------------      -------------
Net Assets -- End of Period .....................   $6,379,166       $3,909,578       $1,483,390,263     $1,437,666,410
                                                    ==========       ==========       ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           32               29                  342                352
 Redeemed .......................................          (18)             (10)                (495)              (498)
                                                     ---------        ---------       --------------      -------------
 Net Increase (Decrease) ........................           14               19                 (153)              (146)
                                                     ---------        ---------       --------------      -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            8                3                  138                144
 Redeemed .......................................           (5)              (2)                (159)              (146)
                                                     ---------        ---------       --------------      -------------
 Net Increase (Decrease) ........................            3                1                  (21)                (2)
                                                     ---------        ---------       --------------      -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                          AXA Moderate-Plus                    AXA Premier VIP
                                                              Allocation                      Aggressive Equity
                                                  ---------------------------------- -----------------------------------
                                                        2006              2005              2006              2005
                                                  ---------------- ----------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $  2,811,203     $ 1,516,209       $ (2,021,382)     $  (2,878,322)
 Net realized gain (loss) on investments ........      2,136,363         180,908          5,591,365           (338,971)
 Change in unrealized appreciation
  (depreciation) on investments .................      6,508,414         920,743         20,312,137         41,899,010
                                                    ------------     -----------       ------------      -------------
 Net increase (decrease) in net assets from
  operations ....................................     11,455,980       2,617,860         23,882,120         38,681,717
                                                    ------------     -----------       ------------      -------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     25,926,378      13,764,315         46,672,066         51,925,740
  Transfers between funds and guaranteed
   interest account, net ........................     56,453,126      17,518,788        (22,088,210)       (22,298,319)
  Transfers for contract benefits and
   terminations .................................     (3,222,935)       (671,715)       (31,182,040)       (30,775,014)
  Contract maintenance charges ..................     (6,724,193)     (2,952,725)       (35,007,786)       (36,722,128)
                                                    ------------     -----------       ------------      -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     72,432,376      27,658,663        (41,605,970)       (37,869,721)
                                                    ------------     -----------       ------------      -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        (66,884)         42,912           (229,712)            38,222
                                                    ------------     -----------       ------------      -------------
Increase (Decrease) in Net Assets ...............     83,821,472      30,319,435        (17,953,562)           850,218
Net Assets -- Beginning of Period ...............     45,637,521      15,318,086        542,008,329        541,158,111
                                                    ------------     -----------       ------------      -------------
Net Assets -- End of Period .....................   $129,458,993     $45,637,521       $524,054,767      $ 542,008,329
                                                    ============     ===========       ============      =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            503             240                185                194
 Redeemed .......................................           (114)            (55)              (271)              (265)
                                                    ------------     -----------       ------------      -------------
 Net Increase (Decrease) ........................            389             185                (86)               (71)
                                                    ------------     -----------       ------------      -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            170              52                 38                 43
 Redeemed .......................................            (32)             (9)               (47)               (40)
                                                    ------------     -----------       ------------      -------------
 Net Increase (Decrease) ........................            138              43                 (9)                 3
                                                    ------------     -----------       ------------      -------------

                                                          AXA Premier VIP                  AXA Premier VIP
                                                             Core Bond                       Health Care
                                                  ------------------------------- ---------------------------------
                                                        2006            2005            2006             2005
                                                  --------------- --------------- --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  2,555,586    $  1,906,736    $    189,126     $   562,253
 Net realized gain (loss) on investments ........      (532,367)       (350,258)      1,637,711       1,175,563
 Change in unrealized appreciation
  (depreciation) on investments .................       285,822        (750,320)       (534,299)         93,972
                                                   ------------    ------------    ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................     2,309,041         806,158       1,292,538       1,831,788
                                                   ------------    ------------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    10,391,109      11,048,624       4,032,668       3,513,151
  Transfers between funds and guaranteed
   interest account, net ........................     3,678,742       1,497,704      (1,838,126)      3,882,431
  Transfers for contract benefits and
   terminations .................................    (2,575,109)     (1,941,476)     (1,360,764)       (562,102)
  Contract maintenance charges ..................    (4,478,286)     (4,352,415)     (1,453,233)     (1,271,250)
                                                   ------------    ------------    ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     7,016,456       6,252,437        (619,455)      5,562,230
                                                   ------------    ------------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (134,637)         36,326        (137,031)         58,112
                                                   ------------    ------------    ------------     -----------
Increase (Decrease) in Net Assets ...............     9,190,860       7,094,921         536,052       7,452,130
Net Assets -- Beginning of Period ...............    64,692,263      57,597,342      29,071,737      21,619,607
                                                   ------------    ------------    ------------     -----------
Net Assets -- End of Period .....................  $ 73,883,123    $ 64,692,263    $ 29,607,789     $29,071,737
                                                   ============    ============    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            62              58              20              19
 Redeemed .......................................           (27)            (27)            (10)             (6)
                                                   ------------    ------------    ------------     -----------
 Net Increase (Decrease) ........................            35              31              10              13
                                                   ------------    ------------    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           368             350              76             116
 Redeemed .......................................          (343)           (326)            (94)            (81)
                                                   ------------    ------------    ------------     -----------
 Net Increase (Decrease) ........................            25              24             (18)             35
                                                   ------------    ------------    ------------     -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                           AXA Premier VIP                   AXA Premier VIP
                                                             High Yield                   International Equity
                                                  --------------------------------- ---------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  14,196,362    $  14,951,459    $  1,000,455     $ 1,155,958
 Net realized gain (loss) on investments ........     (1,720,920)      (2,658,650)      3,336,955       1,873,166
 Change in unrealized appreciation
  (depreciation) on investments .................      6,236,611       (6,934,784)      7,202,380       1,796,599
                                                   -------------    -------------    ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................     18,712,053        5,358,025      11,539,790       4,825,723
                                                   -------------    -------------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     19,025,008       19,892,168       6,835,454       5,217,915
  Transfers between funds and guaranteed
   interest account, net ........................        683,105      (11,163,570)     17,025,978       2,878,490
  Transfers for contract benefits and
   terminations .................................     (9,614,547)      (7,662,691)       (989,706)       (778,800)
  Contract maintenance charges ..................    (10,970,894)     (10,861,300)     (2,394,788)     (1,554,514)
                                                   -------------    -------------    ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................       (877,328)      (9,795,393)     20,476,938       5,763,091
                                                   -------------    -------------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (184,980)          44,825         (73,373)         41,742
                                                   -------------    -------------    ------------     -----------
Increase (Decrease) in Net Assets ...............     17,649,745       (4,392,543)     31,943,355      10,630,556
Net Assets -- Beginning of Period ...............    201,992,299      206,384,842      37,252,219      26,621,663
                                                   -------------    -------------    ------------     -----------
Net Assets -- End of Period .....................  $ 219,642,044    $ 201,992,299    $ 69,195,574     $37,252,219
                                                   =============    =============    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            374              593              31              25
 Redeemed .......................................           (368)            (628)            (11)             (9)
                                                   -------------    -------------    ------------     -----------
 Net Increase (Decrease) ........................              6              (35)             20              16
                                                   -------------    -------------    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................             79               80             162              76
 Redeemed .......................................            (72)             (59)            (59)            (51)
                                                   -------------    -------------    ------------     -----------
 Net Increase (Decrease) ........................              7               21             103              25
                                                   -------------    -------------    ------------     -----------

                                                           AXA Premier VIP                  AXA Premier VIP
                                                        Large Cap Core Equity              Large Cap Growth
                                                  --------------------------------- -------------------------------
                                                        2006             2005             2006            2005
                                                  ---------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $  29,374        $  32,122      $    (59,287)    $   (48,242)
 Net realized gain (loss) on investments ........      322,658          210,750         1,138,530         268,952
 Change in unrealized appreciation
  (depreciation) on investments .................      495,412           91,708        (1,051,023)        852,359
                                                     ---------        ---------      ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................      847,444          334,580            28,220       1,073,069
                                                     ---------        ---------      ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    1,305,410        1,315,524         3,768,736       3,722,070
  Transfers between funds and guaranteed
   interest account, net ........................     (131,070)         904,839         1,304,798         357,725
  Transfers for contract benefits and
   terminations .................................     (196,169)         (92,085)         (607,274)       (407,935)
  Contract maintenance charges ..................     (485,840)        (420,230)       (1,206,413)       (971,834)
                                                     ---------        ---------      ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................      492,331        1,708,048         3,259,847       2,700,026
                                                     ---------        ---------      ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (27,749)          14,753           (84,499)         38,637
                                                     ---------        ---------      ------------     -----------
Increase (Decrease) in Net Assets ...............    1,312,026        2,057,381         3,203,568       3,811,732
Net Assets -- Beginning of Period ...............    6,223,841        4,166,460        15,405,277      11,593,545
                                                     ---------        ---------      ------------     -----------
Net Assets -- End of Period .....................   $7,535,867       $6,223,841      $ 18,608,845     $15,405,277
                                                    ==========       ==========      ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            8                7                21              27
 Redeemed .......................................           (4)              (3)              (12)            (11)
                                                     ---------        ---------      ------------     -----------
 Net Increase (Decrease) ........................            4                4                 9              16
                                                     ---------        ---------      ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           37               39               103              91
 Redeemed .......................................          (36)             (29)              (85)            (87)
                                                     ---------        ---------      ------------     -----------
 Net Increase (Decrease) ........................            1               10                18               4
                                                     ---------        ---------      ------------     -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                            AXA Premier VIP                    AXA Premier VIP
                                                            Large Cap Value                    Mid Cap Growth
                                                  ----------------------------------- ---------------------------------
                                                         2006              2005             2006             2005
                                                  ----------------- ----------------- --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   732,445        $  478,352      $     29,066     $   271,343
 Net realized gain (loss) on investments ........     1,427,822           732,564         3,287,838       3,660,700
 Change in unrealized appreciation
  (depreciation) on investments .................     2,739,617          (116,685)         (866,059)     (1,988,037)
                                                    -----------        ----------      ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................     4,899,884         1,094,231         2,450,845       1,944,006
                                                    -----------        ----------      ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     4,321,496         3,430,109         4,617,379       4,396,666
  Transfers between funds and guaranteed
   interest account, net ........................     8,380,858         7,087,502         3,011,937          98,932
  Transfers for contract benefits and
   terminations .................................      (711,965)         (335,971)         (820,136)       (558,404)
  Contract maintenance charges ..................    (1,430,210)         (964,958)       (2,073,295)     (1,712,881)
                                                    -----------        ----------      ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................    10,560,179         9,216,682         4,735,885       2,224,313
                                                    -----------        ----------      ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (83,795)           50,613           (72,708)         33,945
                                                    -----------        ----------      ------------     -----------
Increase (Decrease) in Net Assets ...............    15,376,268        10,361,526         7,114,022       4,202,264
Net Assets -- Beginning of Period ...............    21,061,895        10,700,369        26,002,297      21,800,033
                                                    -----------        ----------      ------------     -----------
Net Assets -- End of Period .....................   $36,438,163       $21,061,895      $ 33,116,319     $26,002,297
                                                    ===========       ===========      ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            20                19                20              20
 Redeemed .......................................            (9)               (6)              (10)             (9)
                                                    -----------        ----------      ------------     -----------
 Net Increase (Decrease) ........................            11                13                10              11
                                                    -----------        ----------      ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           192               135               195              85
 Redeemed .......................................          (134)              (78)             (169)            (81)
                                                    -----------        ----------      ------------     -----------
 Net Increase (Decrease) ........................            58                57                26               4
                                                    -----------        ----------      ------------     -----------

                                                           AXA Premier VIP                   AXA Premier VIP
                                                            Mid Cap Value                    Technology (a)
                                                  --------------------------------- ---------------------------------
                                                         2006             2005            2006             2005
                                                  ----------------- --------------- --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   787,569      $  3,141,540    $   (364,165)    $  (324,951)
 Net realized gain (loss) on investments ........     4,849,481         8,931,208       3,646,430       1,419,324
 Change in unrealized appreciation
  (depreciation) on investments .................     1,826,296        (8,897,352)      1,498,478       5,712,887
                                                    -----------      ------------    ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................     7,463,346         3,175,396       4,780,743       6,807,260
                                                    -----------      ------------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     6,407,678         6,357,736      10,253,357       9,972,300
  Transfers between funds and guaranteed
   interest account, net ........................     5,211,933           746,605      (5,211,401)     (2,104,994)
  Transfers for contract benefits and
   terminations .................................    (1,596,500)       (1,644,326)     (3,251,926)     (3,335,772)
  Contract maintenance charges ..................    (2,554,477)       (2,338,370)     (4,512,272)     (4,490,301)
                                                    -----------      ------------    ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     7,468,634         3,121,645      (2,722,242)         41,233
                                                    -----------      ------------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (89,422)           13,759        (216,612)         28,204
                                                    -----------      ------------    ------------     -----------
Increase (Decrease) in Net Assets ...............    14,842,558         6,310,800       1,841,889       6,876,697
Net Assets -- Beginning of Period ...............    49,187,509        42,876,709      73,473,522      66,596,825
                                                    -----------      ------------    ------------     -----------
Net Assets -- End of Period .....................   $64,030,067      $ 49,187,509    $ 75,315,411     $73,473,522
                                                    ===========      ============    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            19                21              21              20
 Redeemed .......................................            (7)              (10)            (12)             (8)
                                                    -----------      ------------    ------------     -----------
 Net Increase (Decrease) ........................            12                11               9              12
                                                    -----------      ------------    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           223               130             200             205
 Redeemed .......................................          (185)             (120)           (246)           (230)
                                                    -----------      ------------    ------------     -----------
 Net Increase (Decrease) ........................            38                10             (46)            (25)
                                                    -----------      ------------    ------------     -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/AllianceBernstein
                                                            Davis Value                       Common Stock
                                                  ------------------------------- -------------------------------------
                                                        2006            2005             2006               2005
                                                  ---------------- -------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $   3,184       $  3,662       $   21,115,563     $   11,745,962
 Net realized gain (loss) on investments ........       39,681         20,271          (16,570,826)       (35,133,374)
 Change in unrealized appreciation
  (depreciation) on investments .................      106,483         33,253          234,482,801        113,916,981
                                                     ---------       --------       --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................      149,348         57,186          239,027,538         90,529,569
                                                     ---------       --------       --------------     --------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........      375,584        244,409          177,758,272        193,458,187
  Transfers between funds and guaranteed
   interest account, net ........................      152,739        115,738         (114,937,624)       (74,912,550)
  Transfers for contract benefits and
   terminations .................................      (71,311)          (951)        (121,674,127)      (128,816,157)
  Contract maintenance charges ..................      (69,506)       (50,634)        (130,641,580)      (134,076,001)
                                                     ---------       --------       --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      387,506        308,562         (189,495,059)      (144,346,521)
                                                     ---------       --------       --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (6,296)         3,445             (166,369)            11,886
                                                     ---------       --------       --------------     --------------
Increase (Decrease) in Net Assets ...............      530,558        369,193           49,366,110        (53,805,066)
Net Assets -- Beginning of Period ...............      764,179        394,986        2,436,549,642      2,490,354,708
                                                     ---------       --------       --------------     --------------
Net Assets -- End of Period .....................   $1,294,737       $764,179       $2,485,915,752     $2,436,549,642
                                                    ==========       ========       ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            4              3                  360                452
 Redeemed .......................................           (1)            (1)                (581)              (617)
                                                     ---------       --------       --------------     --------------
 Net Increase (Decrease) ........................            3              2                 (221)              (165)
                                                     ---------       --------       --------------     --------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           --             --                  296                347
 Redeemed .......................................           --             --                 (341)              (360)
                                                     ---------       --------       --------------     --------------
 Net Increase (Decrease) ........................           --             --                  (45)               (13)
                                                     ---------       --------       --------------     --------------

                                                                                            EQ/AllianceBernstein
                                                         EQ/AllianceBernstein                   Intermediate
                                                           Growth and Income               Government Securities
                                                  ----------------------------------- --------------------------------
                                                        2006              2005              2006             2005
                                                  ---------------- ------------------ ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   5,481,293     $  3,560,951      $   5,099,620    $   4,753,564
 Net realized gain (loss) on investments ........     35,960,630       18,765,905         (1,796,470)        (921,747)
 Change in unrealized appreciation
  (depreciation) on investments .................     47,709,613        3,088,109            529,245       (2,113,517)
                                                   -------------     ------------      -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................     89,151,536       25,414,965          3,832,395        1,718,300
                                                   -------------     ------------      -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     47,677,079       53,417,584         18,471,242       26,424,712
  Transfers between funds and guaranteed
   interest account, net ........................    (34,918,286)        (290,144)       (12,616,385)     (26,087,265)
  Transfers for contract benefits and
   terminations .................................    (25,245,118)     (23,883,838)       (10,731,596)     (10,299,784)
  Contract maintenance charges ..................    (27,774,030)     (27,807,282)        (9,335,198)     (10,433,926)
                                                   -------------     ------------      -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (40,260,355)       1,436,320        (14,211,937)     (20,396,263)
                                                   -------------     ------------      -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (203,249)          40,761           (126,580)          40,895
                                                   -------------     ------------      -------------    -------------
Increase (Decrease) in Net Assets ...............     48,687,932       26,892,046        (10,506,122)     (18,637,068)
Net Assets -- Beginning of Period ...............    516,875,230      489,983,184        146,760,333      165,397,401
                                                   -------------     ------------      -------------    -------------
Net Assets -- End of Period .....................  $ 565,563,162     $516,875,230      $ 136,254,211    $ 146,760,333
                                                   =============     ============      =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            171              245                204              237
 Redeemed .......................................           (264)            (250)              (267)            (345)
                                                   -------------     ------------      -------------    -------------
 Net Increase (Decrease) ........................            (93)              (5)               (63)            (108)
                                                   -------------     ------------      -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            144              198                 63               65
 Redeemed .......................................           (198)            (177)               (73)             (59)
                                                   -------------     ------------      -------------    -------------
 Net Increase (Decrease) ........................            (54)              21                (10)               6
                                                   -------------     ------------      -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/AllianceBernstein               EQ/AllianceBernstein
                                                            International                    Large Cap Growth
                                                  --------------------------------- -----------------------------------
                                                        2006             2005             2006              2005
                                                  ---------------- ---------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   8,109,683    $   7,121,831     $   (576,639)     $  (521,232)
 Net realized gain (loss) on investments ........     75,691,358       14,930,473        2,672,958       (1,493,212)
 Change in unrealized appreciation
  (depreciation) on investments .................     66,443,492       62,525,996       (3,658,129)      15,068,041
                                                   -------------    -------------     ------------      -----------
 Net increase (decrease) in net assets from
  operations ....................................    150,244,533       84,578,300       (1,561,810)      13,053,597
                                                   -------------    -------------     ------------      -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     49,448,222       47,940,984       15,163,468       14,634,813
  Transfers between funds and guaranteed
   interest account, net ........................     10,016,514        6,464,544       (5,095,300)        (911,602)
  Transfers for contract benefits and
   terminations .................................    (35,718,856)     (31,175,082)      (6,198,790)      (4,991,117)
  Contract maintenance charges ..................    (31,206,510)     (30,018,199)      (7,562,326)      (7,614,853)
                                                   -------------    -------------     ------------      -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     (7,460,630)      (6,787,753)      (3,692,948)       1,117,241
                                                   -------------    -------------     ------------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        477,581           34,281         (196,991)          37,581
                                                   -------------    -------------     ------------      -----------
Increase (Decrease) in Net Assets ...............    143,261,484       77,824,828       (5,451,749)      14,208,419
Net Assets -- Beginning of Period ...............    651,648,177      573,823,349      111,939,252       97,730,833
                                                   -------------    -------------     ------------      -----------
Net Assets -- End of Period .....................  $ 794,909,661    $ 651,648,177     $106,487,503     $111,939,252
                                                   =============    =============     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            514              561               28               16
 Redeemed .......................................           (570)            (634)             (15)              (6)
                                                   -------------    -------------     ------------      -----------
 Net Increase (Decrease) ........................            (56)             (73)              13               10
                                                   -------------    -------------     ------------      -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            126              134              475              418
 Redeemed .......................................           (106)            (105)            (554)            (435)
                                                   -------------    -------------     ------------      -----------
 Net Increase (Decrease) ........................             20               29              (79)             (17)
                                                   -------------    -------------     ------------      -----------

                                                         EQ/AllianceBernstein               EQ/AllianceBernstein
                                                             Quality Bond                     Small Cap Growth
                                                  ----------------------------------- ---------------------------------
                                                         2006              2005             2006             2005
                                                  ------------------ ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $ 4,789,822       $  4,884,587    $  (1,151,382)   $  (1,014,462)
 Net realized gain (loss) on investments ........       (597,727)           145,652       31,819,888        6,813,377
 Change in unrealized appreciation
  (depreciation) on investments .................        410,649         (2,637,874)     (12,202,371)      16,153,862
                                                     -----------       ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................      4,602,744          2,392,365       18,466,135       21,952,777
                                                     -----------       ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     12,860,127         16,459,665       21,509,026       21,703,897
  Transfers between funds and guaranteed
   interest account, net ........................     (7,210,175)        (5,433,568)      (7,272,916)      (5,200,588)
  Transfers for contract benefits and
   terminations .................................     (7,850,649)        (8,417,591)     (11,506,643)     (10,114,992)
  Contract maintenance charges ..................     (7,302,955)        (7,962,656)     (10,749,177)     (10,477,802)
                                                     -----------       ------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     (9,503,652)        (5,354,150)      (8,019,710)      (4,089,485)
                                                     -----------       ------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (154,670)            32,493         (158,745)          21,623
                                                     -----------       ------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     (5,055,578)        (2,929,292)      10,287,680       17,884,915
Net Assets -- Beginning of Period ...............    138,501,110        141,430,402      221,831,101      203,946,186
                                                     -----------       ------------    -------------    -------------
Net Assets -- End of Period .....................    $133,445,532      $138,501,110    $ 232,118,781    $ 221,831,101
                                                     ============      ============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            310                312              274              230
 Redeemed .......................................           (354)              (342)            (311)            (264)
                                                     ------------      ------------    -------------    -------------
 Net Increase (Decrease) ........................            (44)               (30)             (37)             (34)
                                                     ------------      ------------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................             54                 59               82               94
 Redeemed .......................................            (63)               (59)             (94)             (83)
                                                     ------------      ------------    -------------    -------------
 Net Increase (Decrease) ........................             (9)                --              (12)              11
                                                     ------------      ------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/Ariel Appreciation
                                                     EQ/AllianceBernstein Value             II (b)
                                                  --------------------------------- -----------------------
                                                        2006             2005           2006        2005
                                                  ---------------- ---------------- ----------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   3,254,225    $   1,632,487    $    293      $    2
 Net realized gain (loss) on investments ........     27,338,802        9,509,163          36        --
 Change in unrealized appreciation
  (depreciation) on investments .................     20,025,485          (16,652)      2,777          (6)
                                                   -------------    -------------    --------      ------
 Net increase (decrease) in net assets from
  operations ....................................     50,618,512       11,124,998       3,106          (4)
                                                   -------------    -------------    --------      -------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     27,785,019       26,170,826      33,131         832
  Transfers between funds and guaranteed
   interest account, net ........................     15,859,712       15,940,779       8,141          54
  Transfers for contract benefits and
   terminations .................................    (11,223,334)     (10,405,783)         --        --
  Contract maintenance charges ..................    (12,108,317)     (11,178,555)     (4,835)        (70)
                                                   -------------    -------------    --------      ------
Net increase (decrease) in net assets from
 contractowners transactions ....................     20,313,080       20,527,267      36,437         816
                                                   -------------    -------------    --------      ------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (144,405)          35,673         108          (1)
                                                   -------------    -------------    --------      ------
Increase (Decrease) in Net Assets ...............     70,787,187       31,687,938      39,651         811
Net Assets -- Beginning of Period ...............    235,543,762      203,855,824         811         --
                                                   -------------    -------------    --------      ------
Net Assets -- End of Period .....................  $ 306,330,949    $ 235,543,762    $ 40,462        $811
                                                   =============    =============    ========      ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             75               71          --        --
 Redeemed .......................................            (25)             (20)         --        --
                                                   -------------    -------------    --------      ------
 Net Increase (Decrease) ........................             50               51          --        --
                                                   -------------    -------------    --------      ------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            506              439          --        --
 Redeemed .......................................           (436)            (342)         --        --
                                                   -------------    -------------    --------      ------
 Net Increase (Decrease) ........................             70               97          --        --
                                                   -------------    -------------    --------      ------

                                                      EQ/AXA Rosenberg Value             EQ/Boston Advisors
                                                         Long/Short Equity                  Equity Income
                                                  ------------------------------- ---------------------------------
                                                        2006            2005            2006             2005
                                                  --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   358,369    $    (55,055)     $  62,963        $  16,144
 Net realized gain (loss) on investments ........       276,931         775,201        144,947            2,144
 Change in unrealized appreciation
  (depreciation) on investments .................      (529,323)        239,655        142,311           25,382
                                                    -----------    ------------      ---------        ---------
 Net increase (decrease) in net assets from
  operations ....................................       105,977         959,801        350,221           43,670
                                                    -----------    ------------      ---------        ---------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     1,463,924       1,054,346      1,057,061          666,682
  Transfers between funds and guaranteed
   interest account, net ........................     1,832,745       7,081,027        772,778          625,982
  Transfers for contract benefits and
   terminations .................................      (394,241)       (259,707)       (14,033)            (453)
  Contract maintenance charges ..................      (515,544)       (409,664)      (212,184)         (95,615)
                                                    -----------    ------------      ---------        ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................     2,386,884       7,466,003      1,603,622        1,196,596
                                                    -----------    ------------      ---------        ---------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (63,347)     (7,160,760)         1,433                1
                                                    -----------    ------------      ---------        ---------
Increase (Decrease) in Net Assets ...............     2,429,514       1,265,043      1,955,276        1,240,267
Net Assets -- Beginning of Period ...............    12,878,408      11,613,365      1,281,933           41,666
                                                    -----------    ------------      ---------        ---------
Net Assets -- End of Period .....................   $15,307,922    $ 12,878,408     $3,237,209       $1,281,933
                                                    ===========    ============     ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            --              --             --               --
 Redeemed .......................................            --              --             --               --
                                                    -----------    ------------      ---------        ---------
 Net Increase (Decrease) ........................            --              --             --               --
                                                    -----------    ------------      ---------        ---------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           116             233             19               13
 Redeemed .......................................           (94)           (160)            (5)              (2)
                                                    -----------    ------------      ---------        ---------
 Net Increase (Decrease) ........................            22              73             14               11
                                                    -----------    ------------      ---------        ---------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/Calvert                      EQ/Capital
                                                      Socially Responsible               Guardian Growth
                                                  ----------------------------- ---------------------------------
                                                       2006           2005            2006             2005
                                                  -------------- -------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $(1,176)       $  (242)       $ (11,050)       $  (6,748)
 Net realized gain (loss) on investments ........      4,569          7,823           60,230          (31,022)
 Change in unrealized appreciation
  (depreciation) on investments .................      7,721          5,873          206,145          134,927
                                                     -------        -------        ---------        ---------
 Net increase (decrease) in net assets from
  operations ....................................     11,114         13,454          255,325           97,157
                                                     -------        -------        ---------        ---------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     47,677          8,874          205,966          125,413
  Transfers between funds and guaranteed
   interest account, net ........................     70,364        103,963        1,757,244          367,226
  Transfers for contract benefits and
   terminations .................................     (8,058)            --          (58,153)         (90,618)
  Contract maintenance charges ..................     (8,975)        (1,535)         (96,168)         (95,607)
                                                     -------        -------        ---------        ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................    101,008        111,302        1,808,889          306,414
                                                     -------        -------        ---------        ---------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (278)           242          (41,439)          10,786
                                                     -------        -------        ---------        ---------
Increase (Decrease) in Net Assets ...............    111,844        124,998        2,022,775          414,357
Net Assets -- Beginning of Period ...............    203,285         78,287        2,374,918        1,960,561
                                                     -------        -------        ---------        ---------
Net Assets -- End of Period .....................   $315,129       $203,285       $4,397,693       $2,374,918
                                                    ========       ========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................         --             --               --               --
 Redeemed .......................................         --             --               --               --
                                                     -------        -------        ---------        ---------
 Net Increase (Decrease) ........................         --             --               --               --
                                                     -------        -------        ---------        ---------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................          2              2               30                8
 Redeemed .......................................         (1)            (1)              (9)              (4)
                                                     -------        -------        ---------        ---------
 Net Increase (Decrease) ........................          1              1               21                4
                                                     -------        -------        ---------        ---------

                                                              EQ/Capital                         EQ/Capital
                                                        Guardian International                Guardian Research
                                                  ---------------------------------- -----------------------------------
                                                         2006             2005              2006              2005
                                                  ----------------- ---------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $   98,012        $  47,801       $    56,845       $    54,263
 Net realized gain (loss) on investments ........     1,550,425           85,856         5,740,870         2,639,354
 Change in unrealized appreciation
  (depreciation) on investments .................       175,787          571,046         3,871,453         1,720,192
                                                     ----------        ---------       -----------       -----------
 Net increase (decrease) in net assets from
  operations ....................................     1,824,224          704,703         9,669,168         4,413,809
                                                     ----------        ---------       -----------       -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........       737,317          271,919         7,201,215         8,025,657
  Transfers between funds and guaranteed
   interest account, net ........................     5,789,222          871,706        (2,880,779)       (1,527,062)
  Transfers for contract benefits and
   terminations .................................      (277,582)         (45,937)       (4,774,994)       (3,911,105)
  Contract maintenance charges ..................      (288,387)        (143,013)       (4,393,941)       (4,537,772)
                                                     ----------        ---------       -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     5,960,570          954,675        (4,848,499)       (1,950,282)
                                                     ----------        ---------       -----------       -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (55,845)          19,033          (181,787)           38,564
                                                     ----------        ---------       -----------       -----------
Increase (Decrease) in Net Assets ...............     7,728,949        1,678,411         4,638,882         2,502,091
Net Assets -- Beginning of Period ...............     5,376,057        3,697,646        85,311,040        82,808,949
                                                     ----------        ---------       -----------       -----------
Net Assets -- End of Period .....................   $13,105,006       $5,376,057       $89,949,922       $85,311,040
                                                    ===========       ==========       ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             1                1                 2                 4
 Redeemed .......................................            (2)              (1)               (2)               (1)
                                                     ----------        ---------       -----------       -----------
 Net Increase (Decrease) ........................            (1)              --                --                 3
                                                     ----------        ---------       -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            50               18               142               124
 Redeemed .......................................            (2)              (9)             (178)             (142)
                                                     ----------        ---------       -----------       -----------
 Net Increase (Decrease) ........................            48                9               (36)              (18)
                                                     ----------        ---------       -----------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/Capital Guardian           EQ/Caywood-Scholl
                                                             U.S. Equity              High Yield Bond (a)
                                                  --------------------------------- -----------------------
                                                        2006             2005           2006        2005
                                                  --------------- ----------------- ----------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    593,704     $    52,999      $   7,301    $ 124
 Net realized gain (loss) on investments ........     8,637,894       7,031,309            520        6
 Change in unrealized appreciation
  (depreciation) on investments .................    (2,693,442)     (3,405,777)        (1,405)     (91)
                                                   ------------     -----------      ---------    -------
 Net increase (decrease) in net assets from
  operations ....................................     6,538,156       3,678,531          6,416       39
                                                   ------------     -----------      ---------    -------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     7,425,927       7,809,012        105,648    2,974
  Transfers between funds and guaranteed
   interest account, net ........................      (434,186)      2,112,402         35,933    3,987
  Transfers for contract benefits and
   terminations .................................    (4,481,999)     (3,188,033)           (36)      --
  Contract maintenance charges ..................    (2,973,242)     (2,895,148)       (14,617)    (355)
                                                   ------------     -----------      ---------    -------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (463,500)      3,838,233        126,928    6,606
                                                   ------------     -----------      ---------    -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (218,035)         54,006            580         (1)
                                                   ------------     -----------      ---------    --------
Increase (Decrease) in Net Assets ...............     5,856,621       7,570,770        133,924    6,644
Net Assets -- Beginning of Period ...............    70,113,028      62,542,258          6,644       --
                                                   ------------     -----------      ---------    -------
Net Assets -- End of Period .....................  $ 75,969,649     $70,113,028      $ 140,568    $6,644
                                                   ============     ===========      =========    =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            22              26             --       --
 Redeemed .......................................           (11)               (8)          --       --
                                                   ------------     --------------   ---------    -------
 Net Increase (Decrease) ........................            11              18             --       --
                                                   ------------     -------------    ---------    -------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           177             167              1       --
 Redeemed .......................................          (198)           (155)            --       --
                                                   ------------     -------------    ---------    -------
 Net Increase (Decrease) ........................           (21)             12              1       --
                                                   ------------     -------------    ---------    -------

                                                                                            EQ/Evergreen
                                                         EQ/Equity 500 Index           International Bond (b)
                                                  --------------------------------- ----------------------------
                                                        2006             2005             2006          2005
                                                  ---------------- ---------------- --------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   9,095,239    $   7,362,860      $   412        $   --
 Net realized gain (loss) on investments ........     35,528,229       15,997,027         (162)           --
 Change in unrealized appreciation
  (depreciation) on investments .................     55,581,211        4,797,790       (2,621)          (32)
                                                   -------------    -------------      -------        ------
 Net increase (decrease) in net assets from
  operations ....................................    100,204,679       28,157,677       (2,371)          (32)
                                                   -------------    -------------      -------        ------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     61,145,324       68,745,334       38,423         8,286
  Transfers between funds and guaranteed
   interest account, net ........................    (36,208,848)     (29,624,902)     225,114         3,310
  Transfers for contract benefits and
   terminations .................................    (46,720,919)     (37,878,484)          (1)           --
  Contract maintenance charges ..................    (36,790,957)     (37,945,366)      (5,650)          (54)
                                                   -------------    -------------      -------        ------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (58,575,400)     (36,703,418)     257,886        11,542
                                                   -------------    -------------      -------        ------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (139,679)          35,271        2,815            (1)
                                                   -------------    -------------      -------        ------
Increase (Decrease) in Net Assets ...............     41,489,600       (8,510,470)     258,330        11,509
Net Assets -- Beginning of Period ...............    714,467,164      722,977,634       11,509            --
                                                   -------------    -------------      -------        ------
Net Assets -- End of Period .....................  $ 755,956,764    $ 714,467,164     $269,839       $11,509
                                                   =============    =============     ========       =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            350              356            5            --
 Redeemed .......................................           (534)            (479)          (3)           --
                                                   -------------    -------------      -------        ------
 Net Increase (Decrease) ........................           (184)            (123)           2            --
                                                   -------------    -------------      -------        ------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            221              221            1            --
 Redeemed .......................................           (238)            (241)          --            --
                                                   -------------    -------------      -------        ------
 Net Increase (Decrease) ........................            (17)             (20)           1            --
                                                   -------------    -------------      -------        ------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/Evergreen
                                                                Omega                        EQ/FI Mid Cap
                                                  -------------------------------- ---------------------------------
                                                        2006            2005             2006             2005
                                                  --------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     142,914    $  (44,722)      $  3,369,159    $   7,235,702
 Net realized gain (loss) on investments ........      1,044,906       645,760          6,953,727        9,676,131
 Change in unrealized appreciation
  (depreciation) on investments .................       (729,118)     (289,712)         1,910,434      (10,776,853)
                                                   -------------    ----------       ------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................        458,702       311,326         12,233,320        6,134,980
                                                   -------------    ----------       ------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........        721,799       897,590         15,311,946       14,709,475
  Transfers between funds and guaranteed
   interest account, net ........................     (1,478,872)     (692,759)        (3,753,541)       3,631,718
  Transfers for contract benefits and
   terminations .................................       (332,549)     (357,705)        (4,659,916)      (4,618,540)
  Contract maintenance charges ..................       (393,454)     (429,365)        (5,822,794)      (5,271,708)
                                                   -------------    ----------       ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     (1,483,076)     (582,239)         1,075,695        8,450,945
                                                   -------------    ----------       ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        (97,958)       33,695           (208,139)         (18,470)
                                                   -------------    ----------       ------------    -------------
Increase (Decrease) in Net Assets ...............     (1,122,332)     (237,218)        13,100,876       14,567,455
Net Assets -- Beginning of Period ...............      9,848,257    10,085,475        110,740,685       96,173,230
                                                   -------------    ----------       ------------    -------------
Net Assets -- End of Period .....................  $   8,725,925    $9,848,257       $123,841,561    $ 110,740,685
                                                   =============    ==========       ============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             --             2                 42               40
 Redeemed .......................................             --            (1)              (18)             (13)
                                                   -------------    -------------    ------------    -------------
 Net Increase (Decrease) ........................             --             1                 24               27
                                                   -------------    ------------     ------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................             54            68                262              310
 Redeemed .......................................            (71)          (75)              (291)            (277)
                                                   -------------    ------------     ------------    -------------
 Net Increase (Decrease) ........................            (17)           (7)               (29)              33
                                                   -------------    -------------    ------------    -------------

                                                                                        EQ/GAMCO Mergers
                                                         EQ/FI Mid Cap Value          and Acquisitions (a)
                                                  --------------------------------- -------------------------
                                                        2006             2005            2006         2005
                                                  ---------------- ---------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (439,449)   $  10,203,012     $ 3,770       $  48
 Net realized gain (loss) on investments ........     29,815,006       20,118,038         543           6
 Change in unrealized appreciation
  (depreciation) on investments .................      1,130,301       (5,600,052)     (1,147)        (30)
                                                   -------------    -------------     -------       -----
 Net increase (decrease) in net assets from
  operations ....................................     30,505,858       24,720,998       3,166          24
                                                   -------------    -------------     -------       -----
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     29,572,357       29,567,515      69,700         658
  Transfers between funds and guaranteed
   interest account, net ........................    (14,761,837)      13,282,937      25,269       2,903
  Transfers for contract benefits and
   terminations .................................    (13,180,504)     (11,985,735)         (5)       --
  Contract maintenance charges ..................    (13,073,041)     (12,345,188)     (6,589)       (121)
                                                   -------------    -------------     -------       -----
Net increase (decrease) in net assets from
 contractowners transactions ....................    (11,443,025)      18,519,529      88,375       3,440
                                                   -------------    -------------     -------       -----
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (135,405)          (1,387)      1,425          (1)
                                                   -------------    -------------     -------       -----
Increase (Decrease) in Net Assets ...............     18,927,428       43,239,140      92,966       3,463
Net Assets -- Beginning of Period ...............    261,624,415      218,385,275       3,463          --
                                                   -------------    -------------     -------       -----
Net Assets -- End of Period .....................  $ 280,551,843    $ 261,624,415     $96,429      $3,463
                                                   =============    =============     =======      ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             53               58          --          --
 Redeemed .......................................            (25)             (17)         --          --
                                                   -------------    -------------     -------       -----
 Net Increase (Decrease) ........................             28               41          --          --
                                                   -------------    -------------     -------       -----
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            296              432           1          --
 Redeemed .......................................           (389)            (360)         --          --
                                                   -------------    -------------     -------       -----
 Net Increase (Decrease) ........................            (93)              72           1          --
                                                   -------------    -------------     -------       -----

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/GAMCO Small              EQ/International
                                                            Company Value                 Growth (a)
                                                  -----------------------------  --------------------------
                                                      2006              2005           2006        2005
                                                  -------------- --------------  -------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $  47,947        $  10,962      $    448    $   17
 Net realized gain (loss) on investments ........      183,977          107,059         1,232        50
 Change in unrealized appreciation
  (depreciation) on investments .................      273,267          (70,976)        5,559       115
                                                    ----------       ----------      --------    ------
 Net increase (decrease) in net assets from
  operations ....................................      505,191           47,045         7,239       182
                                                    ----------       ----------      --------    ------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    1,574,859          933,596        63,119     4,451
  Transfers between funds and guaranteed
   interest account, net ........................      738,829          784,238        10,753     1,107
  Transfers for contract benefits and
   terminations .................................      (37,339)          (2,255)          (15)       --
  Contract maintenance charges ..................     (310,167)        (141,039)       (8,235)     (110)
                                                    ----------       ----------      --------    ------
Net increase (decrease) in net assets from
 contractowners transactions ....................    1,966,182        1,574,540        65,622     5,448
                                                    ----------       ----------      --------    ------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        4,171                1           354        --
                                                      --------        ---------      --------    ------
Increase (Decrease) in Net Assets ...............    2,475,544        1,621,586        73,215     5,630
Net Assets -- Beginning of Period ...............    1,759,344          137,758         5,630        --
                                                    ----------       ----------      --------    ------
Net Assets -- End of Period .....................   $4,234,888       $1,759,344      $ 78,845    $5,630
                                                    ==========       ==========      ========    ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --               --            --        --
 Redeemed .......................................           --               --            --        --
                                                    ----------       ----------      --------    ------
 Net Increase (Decrease) ........................           --               --            --        --
                                                    ----------       ----------      --------    ------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           23               16             1        --
 Redeemed .......................................           (8)              (3)           --        --
                                                    ----------       ----------      --------    ------
 Net Increase (Decrease) ........................           15               13             1        --
                                                    ----------       ----------      --------    ------

                                                               EQ/Janus                         EQ/JPMorgan
                                                           Large Cap Growth                      Core Bond
                                                  ----------------------------------- -------------------------------
                                                         2006              2005             2006            2005
                                                  ----------------- ----------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $  (138,248)      $  (130,905)     $  1,953,725    $  1,069,096
 Net realized gain (loss) on investments ........       763,583           680,489           (34,693)         31,542
 Change in unrealized appreciation
  (depreciation) on investments .................      (463,244)        1,244,466          (238,223)       (663,385)
                                                    -----------       -----------      ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................       162,091         1,794,050         1,680,809         437,253
                                                    -----------       -----------      ------------    ------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     3,783,631         4,298,537         9,077,024       6,773,976
  Transfers between funds and guaranteed
   interest account, net ........................    (1,203,431)          386,248         9,307,929      12,510,537
  Transfers for contract benefits and
   terminations .................................    (1,657,456)         (952,346)       (1,748,039)       (603,132)
  Contract maintenance charges ..................    (1,664,668)       (1,650,173)       (2,720,115)     (1,798,076)
                                                    -----------       -----------      ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (741,924)        2,082,266        13,916,799      16,883,305
                                                    -----------       -----------      ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (200,229)           21,177          (101,007)         43,076
                                                    -----------       -----------      ------------    ------------
Increase (Decrease) in Net Assets ...............      (780,062)        3,897,493        15,496,601      17,363,634
Net Assets -- Beginning of Period ...............    28,233,389        24,335,896        34,270,121      16,906,487
                                                    -----------       -----------      ------------    ------------
Net Assets -- End of Period .....................   $27,453,327       $28,233,389      $ 49,766,722    $ 34,270,121
                                                    ===========       ===========      ============    ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             4                 4                78              69
 Redeemed .......................................            (1)               (1)              (33)            (20)
                                                    -----------       -----------      ------------    ------------
 Net Increase (Decrease) ........................             3                 3                45              49
                                                    -----------       -----------      ------------    ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           163               175               110             113
 Redeemed .......................................          (180)             (147)              (47)            (31)
                                                    -----------       -----------      ------------    ------------
 Net Increase (Decrease) ........................           (17)               28                63              82
                                                    -----------       -----------      ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                             EQ/JPMorgan                 EQ/Legg Mason
                                                         Value Opportunities            Value Equity (b)
                                                  --------------------------------- ------------------------
                                                         2006             2005          2006        2005
                                                  ----------------- --------------- ----------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $ 1,572,582      $    361,288    $      87    $    1
 Net realized gain (loss) on investments ........     2,538,408           887,285         (549)       --
 Change in unrealized appreciation
  (depreciation) on investments .................     2,597,786          (104,815)      21,901      (171)
                                                    -----------      ------------    ---------    ------
 Net increase (decrease) in net assets from
  operations ....................................     6,708,776         1,143,758       21,439      (170)
                                                    -----------      ------------    ---------    ------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     2,899,192         3,282,208      104,066    14,811
  Transfers between funds and guaranteed
   interest account, net ........................     3,423,024        (1,233,942)     167,158     1,905
  Transfers for contract benefits and
   terminations .................................    (1,806,984)       (1,587,149)          --        --
  Contract maintenance charges ..................    (1,771,854)       (1,792,945)     (23,480)     (187)
                                                    -----------      ------------    ---------    ------
Net increase (decrease) in net assets from
 contractowners transactions ....................     2,743,378        (1,331,828)     247,744    16,529
                                                    -----------      ------------    ---------    ------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (256,541)           21,866          684        (1)
                                                    -----------      ------------    ---------    ------
Increase (Decrease) in Net Assets ...............     9,195,613          (166,204)     269,867    16,358
Net Assets -- Beginning of Period ...............    34,252,002        34,418,206       16,358        --
                                                    -----------      ------------    ---------    ------
Net Assets -- End of Period .....................   $43,447,615      $ 34,252,002    $ 286,225   $16,358
                                                    ===========      ============    =========   =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             2                 2           --        --
 Redeemed .......................................            (1)               --           --        --
                                                    -----------      ------------    ---------    ------
 Net Increase (Decrease) ........................             1                 2           --        --
                                                    -----------      ------------    ---------    ------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            95                69            3        --
 Redeemed .......................................           (81)              (81)          --        --
                                                    -----------      ------------    ---------    ------
 Net Increase (Decrease) ........................            14               (12)           3        --
                                                    -----------      ------------    ---------    ------

                                                        EQ/Long            EQ/Lord Abbett
                                                     Term Bond (a)     Growth and Income (a)
                                                  -------------------- ----------------------
                                                     2006       2005      2006        2005
                                                  ---------- --------- ---------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  2,404   $  100    $    545    $   1
 Net realized gain (loss) on investments ........      (105)      39         482        7
 Change in unrealized appreciation
  (depreciation) on investments .................      (448)     (47)      4,848      (93)
                                                   --------   ------    --------    -----
 Net increase (decrease) in net assets from
  operations ....................................     1,851       92       5,875      (85)
                                                   --------   ------    --------    -----
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    51,182    5,567      55,563    7,735
  Transfers between funds and guaranteed
   interest account, net ........................    14,432    1,499      15,128      368
  Transfers for contract benefits and
   terminations .................................      (114)      --         (11)      --
  Contract maintenance charges ..................    (8,657)    (188)     (5,270)    (111)
                                                   --------   ------    --------    -----
Net increase (decrease) in net assets from
 contractowners transactions ....................    56,843    6,878      65,410    7,992
                                                   --------   ------    --------    -----
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       120       --         306       (1)
                                                   --------   ------    --------    -----
Increase (Decrease) in Net Assets ...............    58,814    6,970      71,591    7,906
Net Assets -- Beginning of Period ...............     6,970       --       7,906       --
                                                   --------   ------    --------    -----
Net Assets -- End of Period .....................  $ 65,784   $6,970    $ 79,497   $7,906
                                                   ========   ======    ========   ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................        --       --          --       --
 Redeemed .......................................        --       --          --       --
                                                   --------   ------    --------    -----
 Net Increase (Decrease) ........................        --       --          --       --
                                                   --------   ------    --------    -----
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................         1       --           1       --
 Redeemed .......................................        --       --          --       --
                                                   --------   ------    --------    -----
 Net Increase (Decrease) ........................         1       --           1       --
                                                   --------   ------    --------    -----

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                        EQ/Lord Abbett             EQ/Lord Abbett
                                                      Large Cap Core (a)          Mid Cap Value (a)
                                                  --------------------------- -------------------------
                                                       2006          2005          2006         2005
                                                  -------------- ------------ -------------- ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $   178        $  --       $  1,080      $    81
 Net realized gain (loss) on investments ........        206           --            822            1
 Change in unrealized appreciation
  (depreciation) on investments .................      1,195           (7)        10,135         (225)
                                                     -------        -----       --------      -------
 Net increase (decrease) in net assets from
  operations ....................................      1,579           (7)        12,037         (143)
                                                     -------        -----       --------      -------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     17,630        1,133         96,747        4,570
  Transfers between funds and guaranteed
   interest account, net ........................      6,013           --         28,776       16,253
  Transfers for contract benefits and
   terminations .................................         (1)          --             (1)          --
  Contract maintenance charges ..................     (3,188)         (10)       (10,017)        (184)
                                                     -------        -----       --------      -------
Net increase (decrease) in net assets from
 contractowners transactions ....................     20,454        1,123        115,505       20,639
                                                     -------        -----       --------      -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........         (1)           1            171            1
                                                     -------        -----       --------      -------
Increase (Decrease) in Net Assets ...............     22,032        1,117        127,713       20,497
Net Assets -- Beginning of Period ...............      1,117           --         20,497           --
                                                     -------        -----       --------      -------
Net Assets -- End of Period .....................    $23,149       $1,117       $148,210      $20,497
                                                     =======       ======      =========      =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................         --           --             --           --
 Redeemed .......................................         --           --             --           --
                                                     -------        -----       --------      -------
 Net Increase (Decrease) ........................         --           --             --           --
                                                     -------        -----       --------      -------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................         --           --              1           --
 Redeemed .......................................         --           --             --           --
                                                     -------        -----       --------      -------
 Net Increase (Decrease) ........................         --           --              1           --
                                                     -------        -----       --------      -------

                                                                                               EQ/Mercury
                                                          EQ/Marsico Focus                 Basic Value Equity
                                                  --------------------------------- --------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $    482,942     $   (441,125)   $   4,693,663    $   1,684,219
 Net realized gain (loss) on investments ........      8,225,503        5,802,118       14,033,880       12,224,760
 Change in unrealized appreciation
  (depreciation) on investments .................      3,097,670        5,336,137       17,430,944       (9,411,643)
                                                    ------------     ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................     11,806,115       10,697,130       36,158,487        4,497,336
                                                    ------------     ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     18,604,151       15,060,552       19,275,299       22,368,051
  Transfers between funds and guaranteed
   interest account, net ........................     16,678,433       12,179,047      (10,316,986)     (11,116,636)
  Transfers for contract benefits and
   terminations .................................     (5,954,995)      (3,432,673)     (10,236,266)      (9,164,350)
  Contract maintenance charges ..................     (6,587,373)      (5,283,429)      (9,471,400)      (9,762,283)
                                                    ------------     ------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     22,740,216       18,523,497      (10,749,353)      (7,675,218)
                                                    ------------     ------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (138,582)          35,358          (97,667)         (32,426)
                                                    ------------     ------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     34,407,749       29,255,985       25,311,467       (3,210,308)
Net Assets -- Beginning of Period ...............    118,358,060       89,102,075      187,930,255      191,140,563
                                                    ------------     ------------    -------------    -------------
Net Assets -- End of Period .....................   $152,765,809     $118,358,060    $ 213,241,722    $ 187,930,255
                                                    ============     ============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             85               64               33               45
 Redeemed .......................................            (31)             (19)             (19)             (17)
                                                    ------------     ------------    -------------    -------------
 Net Increase (Decrease) ........................             54               45               14               28
                                                    ------------     ------------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            305              249              183              189
 Redeemed .......................................           (212)            (160)            (242)            (245)
                                                    ------------     ------------    -------------    -------------
 Net Increase (Decrease) ........................             93               89              (59)             (56)
                                                    ------------     ------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                             EQ/Mercury                        EQ/MFS Emerging
                                                         International Value                  Growth Companies
                                                  --------------------------------- -------------------------------------
                                                        2006             2005              2006               2005
                                                  ---------------- ---------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $  5,255,539     $  1,762,067     $   (886,980)      $   (873,266)
 Net realized gain (loss) on investments ........     14,881,784        3,206,790          479,058         (4,519,364)
 Change in unrealized appreciation
  (depreciation) on investments .................     17,413,257        8,635,952       11,812,223         18,449,876
                                                    ------------     ------------     ------------       ------------
 Net increase (decrease) in net assets from
  operations ....................................     37,550,580       13,604,809       11,404,301         13,057,246
                                                    ------------     ------------     ------------       ------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     16,925,046       16,322,503       19,493,283         21,790,095
  Transfers between funds and guaranteed
   interest account, net ........................      6,052,626       14,655,804      (14,059,775)       (13,786,932)
  Transfers for contract benefits and
   terminations .................................     (6,843,363)      (4,666,931)      (9,682,191)       (10,133,318)
  Contract maintenance charges ..................     (6,907,725)      (6,121,637)     (11,151,856)       (11,846,948)
                                                    ------------     ------------     ------------       ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      9,226,584       20,189,739      (15,400,539)       (13,977,103)
                                                    ------------     ------------     ------------       ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       (120,159)          31,283         (208,264)            30,830
                                                    ------------     ------------     ------------       ------------
Increase (Decrease) in Net Assets ...............     46,657,005       33,825,831       (4,204,502)          (889,027)
Net Assets -- Beginning of Period ...............    148,948,056      115,122,225      170,777,406        171,666,433
                                                    ------------     ------------     ------------       ------------
Net Assets -- End of Period .....................   $195,605,061     $148,948,056     $166,572,904       $170,777,406
                                                    ============     ============     ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................             44               48               13                 14
 Redeemed .......................................            (19)             (13)              (7)                (6)
                                                    ------------     ------------     ------------       ------------
 Net Increase (Decrease) ........................             25               35                6                  8
                                                    ------------     ------------     ------------       ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            318              342              257                239
 Redeemed .......................................           (297)            (231)            (366)              (351)
                                                    ------------     ------------     ------------       ------------
 Net Increase (Decrease) ........................             21              111             (109)              (112)
                                                    ------------     ------------     ------------       ------------

                                                               EQ/MFS
                                                           Investors Trust                   EQ/Money Market
                                                  --------------------------------- ----------------------------------
                                                         2006             2005            2006              2005
                                                  ----------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $   38,456       $    (1,263)   $  13,809,864    $     7,740,695
 Net realized gain (loss) on investments ........       702,629           479,792         (834,831)          (655,056)
 Change in unrealized appreciation
  (depreciation) on investments .................       695,100           244,903          849,855            687,838
                                                     ----------       -----------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ....................................     1,436,185           723,432       13,824,888          7,773,477
                                                     ----------       -----------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........       958,360         1,037,179      132,141,546        136,046,444
  Transfers between funds and guaranteed
   interest account, net ........................      (318,173)          297,340      (12,784,919)      (104,138,165)
  Transfers for contract benefits and
   terminations .................................      (809,125)         (764,350)     (51,706,250)       (30,400,184)
  Contract maintenance charges ..................      (475,860)         (500,558)     (28,205,691)       (29,047,617)
                                                     ----------       -----------    -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (644,798)           69,611       39,444,686        (27,539,522)
                                                     ----------       -----------    -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (174,977)           50,463         (119,236)            33,924
                                                     ----------       -----------    -------------    ---------------
Increase (Decrease) in Net Assets ...............       616,410           843,506       53,150,338        (19,732,121)
Net Assets -- Beginning of Period ...............    12,023,610        11,180,104      300,381,844        320,113,965
                                                     ----------       -----------    -------------    ---------------
Net Assets -- End of Period .....................   $12,640,020       $12,023,610    $ 353,532,182    $   300,381,844
                                                    ===========       ===========    =============    ===============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            --                 1            2,875              2,428
 Redeemed .......................................            (1)             --             (2,606)            (2,500)
                                                     ----------       -----------    -------------    ---------------
 Net Increase (Decrease) ........................            (1)                1              269                (72)
                                                     ----------       -----------    -------------    ---------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            53                51              357                378
 Redeemed .......................................           (59)              (51)            (383)              (489)
                                                     ----------       -----------    -------------    ---------------
 Net Increase (Decrease) ........................            (6)             --                (26)              (111)
                                                     ----------       -----------    -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                           EQ/Montag &                 EQ/PIMCO
                                                         Caldwell Growth            Real Return (a)
                                                  ----------------------------- -----------------------
                                                       2006           2005          2006        2005
                                                  -------------- -------------- ------------ ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $    872       $    377      $  11,287    $   157
 Net realized gain (loss) on investments ........      1,937            351           (120)         5
 Change in unrealized appreciation
  (depreciation) on investments .................     27,671          3,757        (12,245)      (209)
                                                    --------       --------      ---------    -------
 Net increase (decrease) in net assets from
  operations ....................................     30,480          4,485         (1,078)       (47)
                                                    --------       --------      ---------    -------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    242,358        121,550        189,163     14,107
  Transfers between funds and guaranteed
   interest account, net ........................     73,288         70,221        132,070      5,126
  Transfers for contract benefits and
   terminations .................................     (2,239)           (81)           (93)        --
  Contract maintenance charges ..................    (50,972)       (20,063)       (26,873)      (410)
                                                    --------       --------      ---------    -------
Net increase (decrease) in net assets from
 contractowners transactions ....................    262,435        171,627        294,267     18,823
                                                    --------       --------      ---------    -------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........          1             (1)          --            1
                                                    --------       --------      ---------    -------
Increase (Decrease) in Net Assets ...............    292,916        176,111        293,189     18,777
Net Assets -- Beginning of Period ...............    179,103          2,992         18,777         --
                                                    --------       --------      ---------    -------
Net Assets -- End of Period .....................   $472,019       $179,103      $ 311,966    $18,777
                                                    ========       ========      =========    =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................         --             --             --         --
 Redeemed .......................................         --             --             --         --
                                                    --------       --------      ---------    -------
 Net Increase (Decrease) ........................         --             --             --         --
                                                    --------       --------      ---------    -------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................          3              2              3         --
 Redeemed .......................................         (1)            --             --         --
                                                    -----------    --------      ---------    -------
 Net Increase (Decrease) ........................          2              2              3         --
                                                    ----------     --------      ---------    -------

                                                           EQ/Short                       EQ/Small
                                                       Duration Bond (a)                  Cap Value
                                                  --------------------------- ---------------------------------
                                                       2006          2005           2006             2005
                                                  -------------- ------------ --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $ 2,060        $   5      $  2,416,129     $ 1,235,609
 Net realized gain (loss) on investments ........         28           --         3,412,769       1,610,060
 Change in unrealized appreciation
  (depreciation) on investments .................       (753)          (3)           14,733      (1,391,656)
                                                     -------        -----      ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................      1,335            2         5,843,631       1,454,013
                                                     -------        -----      ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     18,933          467         7,420,804       5,912,676
  Transfers between funds and guaranteed
   interest account, net ........................     43,097        2,100         8,194,140       9,713,825
  Transfers for contract benefits and
   terminations .................................         (5)          --        (1,512,801)       (446,855)
  Contract maintenance charges ..................     (4,230)         (17)       (2,328,208)     (1,639,987)
                                                     -------        -----      ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     57,795        2,549        11,773,935      13,539,659
                                                     -------        -----      ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........         (2)          --          (122,229)         69,094
                                                     -------        -----      ------------     -----------
Increase (Decrease) in Net Assets ...............     59,128         2,551       17,495,337      15,062,766
Net Assets -- Beginning of Period ...............      2,551           --        32,160,423      17,097,657
                                                     -------        -----      ------------     -----------
Net Assets -- End of Period .....................    $61,679        $2,551     $ 49,655,760     $32,160,423
                                                     =======        ======     ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................         --           --                31              28
 Redeemed .......................................         --           --               (13)             (7)
                                                     -------        -----      ------------     -----------
 Net Increase (Decrease) ........................         --           --                18              21
                                                     -------        -----      ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................          1           --                82              90
 Redeemed .......................................         --           --               (42)            (36)
                                                     -------        -----      ------------     -----------
 Net Increase (Decrease) ........................          1           --                40              54
                                                     -------        -----      ------------     -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                             EQ/Small                        EQ/Small
                                                          Company Growth                   Company Index
                                                  ------------------------------- -------------------------------
                                                        2006            2005            2006            2005
                                                  ---------------- -------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................    $  20,486       $  9,843      $    445,470    $    271,636
 Net realized gain (loss) on investments ........       23,719          1,424         3,588,389       2,471,091
 Change in unrealized appreciation
  (depreciation) on investments .................       37,611         19,090         2,063,433      (1,500,061)
                                                     ---------       --------      ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................       81,816         30,357         6,097,292       1,242,666
                                                     ---------       --------      ------------    ------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    1,285,476        384,611         5,758,277       4,625,517
  Transfers between funds and guaranteed
   interest account, net ........................      809,738        289,021         7,369,015       3,181,194
  Transfers for contract benefits and
   terminations .................................      (21,019)          (255)       (1,360,579)     (1,347,062)
  Contract maintenance charges ..................     (229,568)       (49,617)       (1,788,335)     (1,452,682)
                                                     ---------       --------      ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    1,844,627        623,760         9,978,378       5,006,967
                                                     ---------       --------      ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        3,072             --          (126,031)         43,921
                                                     ---------       --------      ------------    ------------
Increase (Decrease) in Net Assets ...............    1,929,515        654,117        15,949,639       6,293,554
Net Assets -- Beginning of Period ...............      657,900          3,783        32,326,480      26,032,926
                                                     ---------       --------      ------------    ------------
Net Assets -- End of Period .....................   $2,587,415       $657,900      $ 48,276,119    $ 32,326,480
                                                    ==========       ========      ============    ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --             --               233             129
 Redeemed .......................................           --             --              (193)           (107)
                                                     ----------      --------      ------------    ------------
 Net Increase (Decrease) ........................           --             --                40              22
                                                     ----------      --------      ------------    ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           19              7                32              18
 Redeemed .......................................           (5)            (1)              (20)            (11)
                                                     ------------    -----------   ------------    ------------
 Net Increase (Decrease) ........................           14              5                12               7
                                                     -----------     ----------    ------------    ------------

                                                                                     EQ/UBS Growth
                                                        EQ/TCW Equity                  and Income
                                                  -------------------------- ------------------------------
                                                       2006          2005          2006           2005
                                                  -------------- ----------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $     --      $      --    $    6,631      $  3,323
 Net realized gain (loss) on investments ........      3,652           (168)       15,510        15,335
 Change in unrealized appreciation
  (depreciation) on investments .................    (15,421)        22,823        77,162        18,961
                                                    --------      ---------    ----------      --------
 Net increase (decrease) in net assets from
  operations ....................................    (11,769)        22,655        99,303        37,619
                                                    --------      ---------    ----------      --------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    402,049        171,453       442,892       385,898
  Transfers between funds and guaranteed
   interest account, net ........................    (10,137)       158,637       (16,043)      158,268
  Transfers for contract benefits and
   terminations .................................     (1,879)           (67)       (6,484)          (17)
  Contract maintenance charges ..................    (52,495)       (26,320)     (101,060)      (42,522)
                                                    --------      ---------    ----------      --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    337,538        303,702       319,305       501,627
                                                    --------      ---------    ----------      --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........         --             --           126            --
                                                    --------      ---------    ----------      --------
Increase (Decrease) in Net Assets ...............    325,769        326,357       418,734       539,246
Net Assets -- Beginning of Period ...............    335,180          8,823       545,051         5,805
                                                    --------      ---------    ----------      --------
Net Assets -- End of Period .....................   $660,949      $ 335,180    $  963,785      $545,051
                                                    ========      =========    ==========      ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................         --             --            --            --
 Redeemed .......................................         --             --            --            --
                                                    --------      ---------    ----------      --------
 Net Increase (Decrease) ........................         --             --            --            --
                                                    --------      ---------    ----------      --------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................          4              3             5             8
 Redeemed .......................................         (1)            --            (3)           (3)
                                                    --------      ---------    ----------      --------
 Net Increase (Decrease) ........................          3              3             2             5
                                                    --------      ---------    ----------      --------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/Van Kampen
                                                       EQ/Van Kampen                   Emerging
                                                       Comstock (a)                 Markets Equity
                                                  ----------------------- -----------------------------------
                                                      2006        2005          2006              2005
                                                  ------------ ---------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   1,948    $   130     $     16,352      $   237,152
 Net realized gain (loss) on investments ........      3,372          3       41,831,755       14,268,528
 Change in unrealized appreciation
  (depreciation) on investments .................      3,807        405       28,700,326       26,186,449
                                                   ---------    -------     ------------      -----------
 Net increase (decrease) in net assets from
  operations ....................................      9,127        538       70,548,433       40,692,129
                                                   ---------    -------     ------------      -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     59,150      1,995       20,530,380       14,601,712
  Transfers between funds and guaranteed
   interest account, net ........................     28,998     14,773       17,833,135       36,316,512
  Transfers for contract benefits and
   terminations .................................        (72)        --       (8,111,837)      (5,541,981)
  Contract maintenance charges ..................    (11,122)      (184)      (8,414,665)      (5,720,267)
                                                   ---------    -------     ------------      -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     76,954     16,584       21,837,013       39,655,975
                                                   ---------    -------     ------------      -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        304         --         (134,719)           7,715
                                                   ---------    -------     ------------      -----------
Increase (Decrease) in Net Assets ...............     86,385     17,122       92,250,727       80,355,819
Net Assets -- Beginning of Period ...............     17,122         --      185,824,444      105,468,625
                                                   ---------    -------     ------------      -----------
Net Assets -- End of Period .....................  $ 103,507    $17,122     $278,075,171     $185,824,444
                                                   =========    =======     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................         --         --               40               35
 Redeemed .......................................         --         --              (15)              (9)
                                                   ---------    -------     ------------      -----------
 Net Increase (Decrease) ........................         --         --               25               25
                                                   ---------    -------     ------------      -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................          1         --              534              540
 Redeemed .......................................         --         --             (455)            (277)
                                                   ---------    -------     ------------      -----------
 Net Increase (Decrease) ........................          1         --               79              263
                                                   ---------    -------     ------------      -----------

                                                                           EQ/Wells Fargo
                                                     EQ/Van Kampen           Montgomery
                                                   Mid Cap Growth (a)      Small Cap (a)
                                                  -------------------- ----------------------
                                                     2006       2005       2006       2005
                                                  ---------- --------- ----------- ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    259   $   --      $  2,352     $ 19
 Net realized gain (loss) on investments ........       355       --          (137)      --
 Change in unrealized appreciation
  (depreciation) on investments .................     4,510      (35)        3,207      (25)
                                                   --------   ------      --------   ------
 Net increase (decrease) in net assets from
  operations ....................................     5,124      (35)        5,422       (6)
                                                   --------   ------      --------   ------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........    66,742    1,315        72,386       18
  Transfers between funds and guaranteed
   interest account, net ........................    19,786    6,171        66,545      390
  Transfers for contract benefits and
   terminations .................................       (40)      --            --       --
  Contract maintenance charges ..................    (9,236)    (202)       (6,597)      (9)
                                                   --------   ------      --------   ------
Net increase (decrease) in net assets from
 contractowners transactions ....................    77,252    7,284       132,334      399
                                                   --------   ------      --------   ------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........       491       --           979       --
                                                   --------   ------      --------   ------
Increase (Decrease) in Net Assets ...............    82,867    7,249       138,735      393
Net Assets -- Beginning of Period ...............     7,249       --           393       --
                                                   --------   ------      --------   ------
Net Assets -- End of Period .....................  $ 90,116   $7,249      $139,128     $393
                                                   ========   ======      ========   ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................        --       --            --       --
 Redeemed .......................................        --       --            --       --
                                                   --------   ------      --------   ------
 Net Increase (Decrease) ........................        --       --            --       --
                                                   --------   ------      --------   ------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................         1       --             1       --
 Redeemed .......................................        --       --            --       --
                                                   --------   ------      --------   ------
 Net Increase (Decrease) ........................         1       --             1       --
                                                   --------   ------      --------   ------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                        Fidelity VIP Asset                Fidelity VIP
                                                          Manager: Growth                 Contrafund
                                                  ----------------------------- -------------------------------
                                                       2006           2005            2006            2005
                                                  -------------- -------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   48,800     $   35,939    $    361,314     $    15,628
 Net realized gain (loss) on investments ........       52,305         44,847       5,775,836         738,778
 Change in unrealized appreciation
  (depreciation) on investments .................       62,919         10,594      (2,399,737)      2,522,673
                                                    ----------     ----------    ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................      164,024         91,380       3,737,413       3,277,079
                                                    ----------     ----------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........       48,230        281,656       1,173,102         819,124
  Transfers between funds and guaranteed
   interest account, net ........................      458,725        628,448       3,656,750      17,328,309
  Transfers for contract benefits and
   terminations .................................      (14,118)           (45)       (406,594)        (21,169)
  Contract maintenance charges ..................      (57,502)       (52,972)       (757,263)       (446,849)
                                                    ----------     ----------    ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................      435,335        857,086       3,665,995      17,679,414
                                                    ----------     ----------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........           --             --              --              --
                                                    ----------     ----------    ------------     -----------
Increase (Decrease) in Net Assets ...............      599,359        948,466       7,403,408      20,956,493
Net Assets -- Beginning of Period ...............    2,324,336      1,375,870      29,535,796       8,579,303
                                                    ----------     ----------    ------------     -----------
Net Assets -- End of Period .....................   $2,923,695     $2,324,336    $ 36,939,204     $29,535,796
                                                    ==========     ==========    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --             --              --              --
 Redeemed .......................................           --             --              --              --
                                                    ----------     ----------    ------------     -----------
 Net Increase (Decrease) ........................           --             --              --              --
                                                    ----------     ----------    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           13             19             137             152
 Redeemed .......................................          (10)           (12)           (116)            (38)
                                                    ----------     ----------    ------------     -----------
 Net Increase (Decrease) ........................            3              7              21             114
                                                    ----------     ----------    ------------     -----------

                                                          Fidelity VIP                  Fidelity VIP
                                                          Equity-Income                 Growth & Income
                                                  ------------------------------ -----------------------------
                                                        2006           2005           2006           2005
                                                  --------------- -------------- -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   348,992     $  281,958     $   31,575     $   31,838
 Net realized gain (loss) on investments ........     1,122,056        266,565        395,707        182,870
 Change in unrealized appreciation
  (depreciation) on investments .................       (29,676)      (260,183)        30,516         38,307
                                                    -----------     ----------     ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................     1,441,372        288,340        457,798        253,015
                                                    -----------     ----------     ----------     ----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........       207,665        202,793         35,022        198,919
  Transfers between funds and guaranteed
   interest account, net ........................     2,719,392        674,702        321,518        305,029
  Transfers for contract benefits and
   terminations .................................       (36,520)        (9,305)       (14,626)            --
  Contract maintenance charges ..................      (173,096)      (142,749)       (71,963)       (59,961)
                                                    -----------     ----------     ----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     2,717,441        725,441        269,951        443,987
                                                    -----------     ----------     ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........            --             --             --             --
                                                    -----------     ----------     ----------     ----------
Increase (Decrease) in Net Assets ...............     4,158,813      1,013,781        727,749        697,002
Net Assets -- Beginning of Period ...............     5,955,357      4,941,577      2,760,714      2,063,712
                                                    -----------     ----------     ----------     ----------
Net Assets -- End of Period .....................   $10,114,170     $5,955,357     $3,488,463     $2,760,714
                                                    ===========     ==========     ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            --             --             --             --
 Redeemed .......................................            --             --             --             --
                                                    -----------     ----------     ----------     ----------
 Net Increase (Decrease) ........................            --             --             --             --
                                                    -----------     ----------     ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            47             33             33             21
 Redeemed .......................................           (31)           (28)           (31)           (17)
                                                    -----------     ----------     ----------     ----------
 Net Increase (Decrease) ........................            16              5              2              4
                                                    -----------     ----------     ----------     ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                          Fidelity VIP                    Fidelity VIP
                                                           High Income               Investment Grade Bond
                                                  ----------------------------- --------------------------------
                                                       2006           2005           2006             2005
                                                  -------------- -------------- -------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $  616,639     $  498,110     $  299,208     $    329,873
 Net realized gain (loss) on investments ........     (110,878)       (79,360)      (131,598)        (206,281)
 Change in unrealized appreciation
  (depreciation) on investments .................      125,041       (345,141)        65,258           (9,153)
                                                    ----------     ----------     ----------     ------------
 Net increase (decrease) in net assets from
  operations ....................................      630,802         73,619        232,868          114,439
                                                    ----------     ----------     ----------     ------------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........      206,977        184,187        160,610          742,462
  Transfers between funds and guaranteed
   interest account, net ........................    4,762,206        121,210      2,107,411       (1,015,212)
  Transfers for contract benefits and
   terminations .................................      (74,563)            --       (110,624)              --
  Contract maintenance charges ..................     (128,743)      (103,978)      (116,831)        (162,728)
                                                    ----------     ----------     ----------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    4,765,877        201,419      2,040,566         (435,478)
                                                    ----------     ----------     ----------     ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........           --             --             --               --
                                                    ----------     ----------     ----------     ------------
Increase (Decrease) in Net Assets ...............    5,396,679        275,028      2,273,434         (321,037)
Net Assets -- Beginning of Period ...............    3,224,568      2,949,540      6,086,593        6,407,630
                                                    ----------     ----------     ----------     ------------
Net Assets -- End of Period .....................   $8,621,247     $3,224,568     $8,360,027     $  6,086,593
                                                    ==========     ==========     ==========     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --             --             --               --
 Redeemed .......................................           --             --             --               --
                                                    ----------     ----------     ----------     ------------
 Net Increase (Decrease) ........................           --             --             --               --
                                                    ----------     ----------     ----------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           58             28             83               74
 Redeemed .......................................          (22)           (27)           (65)             (78)
                                                    ----------     ----------     ----------     ------------
 Net Increase (Decrease) ........................           36              1             18               (4)
                                                    ----------     ----------     ----------     ------------

                                                       Fidelity VIP Mid Cap            Fidelity VIP Value
                                                  ------------------------------- -----------------------------
                                                        2006            2005           2006           2005
                                                  --------------- --------------- -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    362,052     $   197,669     $   30,813     $   10,238
 Net realized gain (loss) on investments ........     4,609,502       1,071,460        214,004        159,714
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,581,390)      2,132,019        263,718          4,303
                                                   ------------     -----------     ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................     3,390,164       3,401,148        508,535        174,255
                                                   ------------     -----------     ----------     ----------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     1,288,429       1,034,615         89,028         79,571
  Transfers between funds and guaranteed
   interest account, net ........................     2,999,217      11,525,975        817,564      1,357,614
  Transfers for contract benefits and
   terminations .................................      (485,219)        (25,125)       (20,081)        (1,393)
  Contract maintenance charges ..................      (750,978)       (465,954)       (89,101)       (61,081)
                                                   ------------     -----------     ----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     3,051,449      12,069,511        797,410      1,374,710
                                                   ------------     -----------     ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........           157              --             --             --
                                                   ------------     -----------     ----------     ----------
Increase (Decrease) in Net Assets ...............     6,441,770      15,470,659      1,305,945      1,548,965
Net Assets -- Beginning of Period ...............    26,505,990      11,035,331      3,017,008      1,468,042
                                                   ------------     -----------     ----------     ----------
Net Assets -- End of Period .....................  $ 32,947,760     $26,505,990     $4,322,953     $3,017,008
                                                   ============     ===========     ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            --              --             --             --
 Redeemed .......................................            --              --             --             --
                                                   ------------     -----------     ----------     ----------
 Net Increase (Decrease) ........................            --              --             --             --
                                                   ------------     -----------     ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            89             109             19             23
 Redeemed .......................................           (76)            (45)           (14)           (13)
                                                   ------------     -----------     ----------     ----------
 Net Increase (Decrease) ........................            13              64              5             10
                                                   ------------     -----------     ----------     ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                           Fidelity VIP
                                                         Value Strategies             MFS Mid Cap Growth
                                                  ------------------------------- ---------------------------
                                                       2006            2005            2006          2005
                                                  -------------- ---------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $   80,387      $  81,965       $ (1,783)     $  (1,326)
 Net realized gain (loss) on investments ........      481,440            344         20,981          9,859
 Change in unrealized appreciation
  (depreciation) on investments .................      (47,774)        (6,299)       (13,360)         1,428
                                                    ----------      ---------       --------      ---------
 Net increase (decrease) in net assets from
  operations ....................................      514,053         76,010          5,838          9,961
                                                    ----------      ---------       --------      ---------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........       72,105        153,594         71,524         89,435
  Transfers between funds and guaranteed
   interest account, net ........................      334,823        301,617         (9,816)        25,919
  Transfers for contract benefits and
   terminations .................................       (5,051)       (24,562)        (3,030)        (1,662)
  Contract maintenance charges ..................      (76,028)       (84,475)       (21,251)       (20,888)
                                                    ----------      ---------       --------      ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................      325,849        346,175         37,427         92,804
                                                    ----------      ---------       --------      ---------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........           --             --         (2,585)         1,326
                                                    ----------      ---------       --------      ---------
Increase (Decrease) in Net Assets ...............      839,902        422,185         40,680        104,091
Net Assets -- Beginning of Period ...............    3,269,443      2,847,258        272,040        167,950
                                                    ----------      ---------       --------      ---------
Net Assets -- End of Period .....................   $4,109,345     $3,269,443       $312,720      $ 272,040
                                                    ==========     ==========       ========      =========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --             --              1              1
 Redeemed .......................................           --             --             (1)            --
                                                    ----------      ---------       --------      ---------
 Net Increase (Decrease) ........................           --             --             --              1
                                                    ----------      ---------       --------      ---------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           12             11             --             --
 Redeemed .......................................          (10)            (9)            --             --
                                                    ----------      ---------       --------      ---------
 Net Increase (Decrease) ........................            2              2             --             --
                                                    ----------      ---------       --------      ---------

                                                         OpCap Renaissance             PIMCO Total Return
                                                  ------------------------------- -----------------------------
                                                        2006            2005           2006           2005
                                                  --------------- --------------- -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (15,641)   $  1,197,891     $ 22,744       $ 22,066
 Net realized gain (loss) on investments ........       188,652          92,619       (6,849)           904
 Change in unrealized appreciation
  (depreciation) on investments .................     1,945,089      (2,747,759)        (436)       (14,607)
                                                   ------------    ------------     --------       --------
 Net increase (decrease) in net assets from
  operations ....................................     2,118,100      (1,457,249)      15,459          8,363
                                                   ------------    ------------     --------       --------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........     2,859,305       4,201,683      158,909        245,567
  Transfers between funds and guaranteed
   interest account, net ........................    (4,244,384)     (6,129,196)     (17,384)       139,304
  Transfers for contract benefits and
   terminations .................................      (712,279)       (625,618)     (73,474)        (3,088)
  Contract maintenance charges ..................    (1,106,729)     (1,381,243)     (46,639)       (47,878)
                                                   ------------    ------------     --------       --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (3,204,087)     (3,934,374)      21,412        333,905
                                                   ------------    ------------     --------       --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........      (104,834)         51,609       (3,946)         2,335
                                                   ------------    ------------     --------       --------
Increase (Decrease) in Net Assets ...............    (1,190,819)     (5,340,014)      32,925        344,603
Net Assets -- Beginning of Period ...............    21,424,823      26,764,837      546,780        202,177
                                                   ------------    ------------     --------       --------
Net Assets -- End of Period .....................  $ 20,234,004    $ 21,424,823     $579,705       $546,780
                                                   ============    ============     ========       ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            30              63            2              4
 Redeemed .......................................           (46)            (85)          (2)            (1)
                                                   ------------    ------------     --------       --------
 Net Increase (Decrease) ........................           (16)            (22)          --              3
                                                   ------------    ------------     --------       --------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            --              --           --             --
 Redeemed .......................................            --              --           --             --
                                                   ------------    ------------     --------       --------
 Net Increase (Decrease) ........................            --              --           --             --
                                                   ------------    ------------     --------       --------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     Vanguard VIF
                                                        U.S. Real Estate -- Class I                  Equity Index
                                                    ------------------------------------   ---------------------------------
                                                           2006                2005             2006              2005
                                                    ------------------   ---------------   --------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................      $   889,147        $  2,226,712       $   62,037        $ 121,964
 Net realized gain (loss) on investments ........       13,334,220           4,398,424          316,955           62,911
 Change in unrealized appreciation
  (depreciation) on investments .................       16,105,493           3,293,226          214,185          (60,379)
                                                       -----------        ------------       ----------        ---------
 Net increase (decrease) in net assets from
  operations ....................................       30,328,860           9,918,362          569,585          124,497
                                                       -----------        ------------       ----------        ---------
Contractowners Transactions:
 Contributions and Transfers: ...................
  Payments received from contractowners .........        9,194,201           8,243,682        1,490,626        1,295,501
  Transfers between funds and guaranteed
   interest account, net ........................       12,481,107          12,702,456         (475,213)          67,213
  Transfers for contract benefits and
   terminations .................................       (2,775,811)         (1,463,202)         (42,922)        (113,414)
  Contract maintenance charges ..................       (3,658,033)         (2,648,822)        (418,298)        (320,462)
                                                       -----------        ------------       ----------        ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................       15,241,464          16,834,114          554,193          928,838
                                                       -----------        ------------       ----------        ---------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........          (85,329)             36,889          (18,601)           8,452
                                                       -----------        ------------       ----------        ---------
Increase (Decrease) in Net Assets ...............       45,484,995          26,789,365        1,105,177        1,061,787
Net Assets -- Beginning of Period ...............       77,591,066          50,801,701        3,186,426        2,124,639
                                                       -----------        ------------       ----------        ---------
Net Assets -- End of Period .....................     $123,076,061        $ 77,591,066       $4,291,603       $3,186,426
                                                      ============        ============       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................              213                 238               17               17
 Redeemed .......................................             (155)               (149)             (12)              (8)
                                                       -----------        ------------       ----------        ---------
 Net Increase (Decrease) ........................               58                  89                5                9
                                                       -----------        ------------       ----------        ---------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................                5                  --               --               --
 Redeemed .......................................               (1)                 --               --               --
                                                       -----------        ------------       ----------        ---------
 Net Increase (Decrease) ........................                4                  --               --               --
                                                       -----------        ------------       ----------        ---------

-------
The accompanying notes are an integral part of these financial statements. (a) Commenced operations on May 9, 2005.
(b) Commenced operations on October 17, 2005.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2006

1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various variable investment trusts of AXA Premier VIP Trust ("VIP"), Davis Variable Account Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products, MFS Variable Insurance Trust, PIMCO Advisors VIT, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., and Vanguard Variable Insurance Fund ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.
The Account consists of 82 variable investment options:

o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation
o AXA Moderate-Plus Allocation
o AXA Premier VIP Aggressive Equity
o AXA Premier VIP Core Bond
o AXA Premier VIP Health Care
o AXA Premier VIP High Yield
o AXA Premier VIP International Equity
o AXA Premier VIP Large Cap Core Equity
o AXA Premier VIP Large Cap Growth
o AXA Premier VIP Large Cap Value
o AXA Premier VIP Mid Cap Growth
o AXA Premier VIP Mid Cap Value
o AXA Premier VIP Technology
o Davis Value
o EQ/AllianceBernstein Common Stock(1)
o EQ/AllianceBernstein Growth and Income(2)
o EQ/AllianceBernstein Intermediate Government Securities(3)
o EQ/AllianceBernstein International(4)
o EQ/AllianceBernstein Large Cap Growth(5)
o EQ/AllianceBernstein Quality Bond(6)
o EQ/AllianceBernstein Small Cap Growth(7)
o EQ/AllianceBernstein Value(8)
o EQ/Ariel Appreciation II
o EQ/AXA Rosenberg Value Long/Short Equity
o EQ/Boston Advisors Equity Income
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth
o EQ/Capital Guardian International
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Caywood-Scholl High Yield
o EQ/Equity 500 Index
o EQ/Evergreen International Bond
o EQ/Evergreen Omega
o EQ/FI Mid Cap
o EQ/FI Mid Cap Value
o EQ/GAMCO Mergers and Acquisitions
o EQ/GAMCO Small Company Value
 o EQ/International Growth
o EQ/Janus Large Cap Growth
o EQ/JPMorgan Core Bond
o EQ/JPMorgan Value Opportunities
o EQ/Legg Mason Value Equity
o EQ/Long Term Bond
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Lord Abbett Mid Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity
o EQ/Mercury International Value
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust
o EQ/Money Market
o EQ/Montag & Caldwell Growth
o EQ/PIMCO Real Return
o EQ/Short Duration Bond
o EQ/Small Cap Value(9)
o EQ/Small Company Growth(10)
o EQ/Small Company Index
o EQ/TCW Equity
o EQ/UBS Growth and Income
o EQ/Van Kampen Comstock
o EQ/Van Kampen Emerging Markets Equity
o EQ/Van Kampen Mid Cap Growth
o EQ/Wells Fargo Montgomery Small Cap
o Fidelity VIP Asset Manager: Growth
o Fidelity VIP Contrafund
o Fidelity VIP Equity-Income
o Fidelity VIP Growth & Income
o Fidelity VIP High Income
o Fidelity VIP Investment Grade Bond
o Fidelity VIP Mid Cap
o Fidelity VIP Value
o Fidelity VIP Value Strategies
o MFS Mid Cap Growth
o OpCap Renaissance
o PIMCO Total Return
o U.S. Real Estate
o Vanguard VIF Equity Index

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

1. Organization (Concluded)

----------
 (1)  Formerly known as EQ/Alliance Common Stock
 (2)  Formerly known as EQ/Alliance Growth and Income
 (3)  Formerly known as EQ/Alliance Intermediate Government Securities
 (4)  Formerly known as EQ/Alliance International
 (5)  Formerly known as EQ/Alliance Large Cap Growth
 (6)  Formerly known as EQ/Alliance Quality Bond
 (7)  Formerly known as EQ/Alliance Small Cap Growth
 (8)  Formerly known as EQ/Bernstein Diversified Value
 (9)  Formerly known as EQ/Lazard Small Cap Value
 (10) Formerly known as EQ/Bear Stearns Small Company Growth

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for the following Variable Life products (collectively, the "Contracts"):
o Accumulator Life
o Incentive Life
o Incentive Life 2000
o Incentive Life 2000 Sales (1999 and after)
o Incentive Life '02
o Incentive Life '06
o Incentive Life PlusSM
o Incentive Life Plus Original Series
o Paramount Life
o IL Legacy
o IL ProtectorSM
o Incentive Life COLI
o Incentive Life COLI '04
o Champion 2000
o Survivorship 2000
o Survivorship Incentive Life 1999
o Survivorship Incentive Life '02
o SP-Flex

The Incentive Life 2000, Champion 2000 and Survivorship 2000 contracts are herein referred to as the "Series 2000 Policies." Incentive Life PlusSM contracts offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life PlusSM." Incentive Life Plus contracts issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution Channel.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

2. Significant Accounting Policies (Concluded)

Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

Receivable/payable for policy-related transactions represent amount due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the contractowner account changes with the investment activity of the fund the contract is invested in, net of contract charges.

Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to the variable investment options, and (except for SP-Flex contracts), to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                    Purchases          Sales
                                                  -------------    -------------
AXA Aggressive Allocation .....................    $ 30,707,785     $  3,893,434
AXA Conservative Allocation ...................       3,592,810        1,467,899
AXA Conservative-Plus Allocation ..............       4,423,409        2,136,137
AXA Moderate Allocation .......................      90,922,757      138,397,215
AXA Moderate-Plus Allocation ..................      83,401,718        6,943,482
AXA Premier VIP Aggressive Equity .............      17,288,752       61,169,199
AXA Premier VIP Core Bond .....................      43,310,970       33,868,470
AXA Premier VIP Health Care ...................      10,316,875        9,820,585
AXA Premier VIP High Yield ....................     113,192,294      100,227,462
AXA Premier VIP International Equity ..........      29,722,160        6,505,972
AXA Premier VIP Large Cap Core Equity .........       5,086,486        4,458,086
AXA Premier VIP Large Cap Growth ..............      12,296,442        8,303,184

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

3. Purchases and Sales of Investments (Continued)

                                                       Purchases          Sales
                                                     -------------    -------------
AXA Premier VIP Large Cap Value ..................    $ 26,988,822     $ 15,292,108
AXA Premier VIP Mid Cap Growth ...................      23,514,564       15,706,107
AXA Premier VIP Mid Cap Value ....................      34,197,020       20,485,488
AXA Premier VIP Technology .......................      18,111,486       21,266,742
Davis Value ......................................         506,950          122,557
EQ/AllianceBernstein Common Stock ................      70,246,627      238,552,911
EQ/AllianceBernstein Growth and Income ...........      61,602,871       70,862,727
EQ/AllianceBernstein Intermediate Government
Securities .......................................      35,726,371       45,501,281
EQ/AllianceBernstein International ...............     109,203,498       55,481,924
EQ/AllianceBernstein Large Cap Growth ............      22,461,300       26,926,033
EQ/AllianceBernstein Quality Bond ................      53,462,915       58,346,976
EQ/AllianceBernstein Small Cap Growth ............      53,683,056       44,372,821
EQ/AllianceBernstein Value .......................      80,313,526       40,231,249
EQ/Ariel Appreciation II .........................          38,080            1,340
EQ/AXA Rosenberg Value Long/Short Equity .........      27,071,951       24,390,045
EQ/Boston Advisors Equity Income .................       1,979,136          186,986
EQ/Calvert Socially Responsible ..................         143,941           45,197
EQ/Capital Guardian Growth .......................       2,555,773          799,372
EQ/Capital Guardian International ................       9,790,105        3,098,344
EQ/Capital Guardian Research .....................      11,870,800       16,840,764
EQ/Capital Guardian U.S. Equity ..................      25,128,133       20,780,799
EQ/Caywood-Scholl High Yield Bond ................         146,396           12,168
EQ/Equity 500 Index ..............................      94,848,175      123,714,578
EQ/Evergreen International Bond ..................         593,320          335,021
EQ/Evergreen Omega ...............................       5,124,215        5,866,990
EQ/FI Mid Cap ....................................      34,431,584       25,650,984
EQ/FI Mid Cap Value ..............................      52,271,393       40,246,209
EQ/GAMCO Mergers and Acquisitions ................          98,544            6,159
EQ/GAMCO Small Company Value .....................       2,550,780          361,733
EQ/International Growth ..........................          79,561           13,491
EQ/Janus Large Cap Growth ........................       8,088,895        9,152,503
EQ/JPMorgan Core Bond ............................      20,830,438        5,059,111
EQ/JPMorgan Value Opportunities ..................      15,318,906       10,190,498
EQ/Legg Mason Value Equity .......................         267,969           20,138
EQ/Long Term Bond ................................          65,882            6,635
EQ/Lord Abbett Growth and Income .................          69,196            2,974
EQ/Lord Abbett Large Cap Core ....................          24,146            3,435
EQ/Lord Abbett Mid Cap Value .....................         123,304            5,936
EQ/Marsico Focus .................................      44,852,860       19,194,351
EQ/Mercury Basic Value Equity ....................      39,480,362       37,601,261
EQ/Mercury International Value ...................      50,902,511       29,904,868
EQ/MFS Emerging Growth Companies .................      18,836,421       35,313,213
EQ/MFS Investors Trust ...........................       4,973,873        5,755,193
EQ/Money Market ..................................     424,547,687      371,517,241
EQ/Montag & Caldwell Growth ......................         287,206           23,899
EQ/PIMCO Real Return .............................         314,612            9,058
EQ/Short Duration Bond ...........................          62,133            2,279
EQ/Small Cap Value ...............................      22,851,676        5,667,126
EQ/ Small Company Growth .........................       2,028,737          163,623
EQ/Small Company Index ...........................      45,028,247       32,780,773
EQ/TCW Equity ....................................         413,843           76,305
EQ/UBS Growth and Income .........................         509,065          182,953
EQ/Van Kampen Comstock ...........................         111,715           32,420

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

3. Purchases and Sales of Investments (Concluded)

                                                    Purchases          Sales
                                                  ------------     -------------
EQ/Van Kampen Emerging Markets Equity .........    $85,976,411      $44,175,312
EQ/Van Kampen Mid Cap Growth ..................         82,168            4,451
EQ/Wells Fargo Montgomery Small Cap ...........        141,912            7,106
Fidelity VIP Asset Manager: Growth ............      1,533,920        1,049,785
Fidelity VIP Contrafund .......................     20,696,613       13,712,772
Fidelity VIP Equity-Income ....................      8,244,920        4,281,971
Fidelity VIP Growth & Income ..................      4,362,261        3,946,465
Fidelity VIP High Income ......................      7,665,339        2,282,823
Fidelity VIP Investment Grade Bond ............      8,227,747        5,869,180
Fidelity VIP Mid Cap ..........................     18,466,920       11,944,219
Fidelity VIP Value ............................      2,747,329        1,895,699
Fidelity VIP Value Strategies .................      2,588,255        1,675,211
MFS Mid Cap Growth ............................         98,486           55,648
OpCap Renaissance .............................      3,712,008        7,036,357
PIMCO Total Return Bond .......................        256,429          216,429
U.S. Real Estate ..............................     45,615,430       23,648,347
Vanguard VIF Equity Index .....................      2,093,069        1,280,052

4. Expenses and Related Party Transactions

The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares.

AXA Equitable serves as investment manager of EQAT and VIP. Davis Selected Advisers, L.P. serves as investment manager for the Davis Variable Account Fund, Inc.--Davis Value Portfolio. Fidelity Management & Research (UK) Inc., Fidelity Management & Research (Far East), Fidelity Investments Japan Limited, and FMR Co., Inc. serve as investment managers for the Fidelity Variable Insurance Products--Fidelity VIP Asset Manager, Fidelity VIP Contra Fund, Fidelity VIP Equity, Fidelity VIP Growth & Income, Fidelity VIP High Income, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Value, Fidelity VIP Value Strategies. Massachusetts Financial Services Company serves as investment manager of MFS Variable Insurance Trust--MFS Mid Cap Growth Portfolio. OpCap Advisors LLC serves as investment manager for PIMCO Advisors VIT--OpCap Renaissance Portfolio. Pacific Investment Management Company LLC (PIMCO) serves as investment manager for PIMCO Variable Insurance Trust--PIMCO Total Return Portfolio. Van Kampen (name under which Morgan Stanley Investment Management Inc. does business in certain situations) serves as investment manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio. The Vanguard Group serves as the investment manager of the Vanguard Variable Insurance Fund--Vanguard VIF Equity Index Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.20% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Mid Cap Growth and AXA Premier VIP Technology. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

In the fourth quarter of 2005 AXA Financial completed its sale of the Advest Group to Merrill Lynch. Boston Advisors is the Advest Group's

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

4. Expenses and Related Party Transactions (Concluded)

investment advisory firm, and served as investment advisor to certain EQAT portfolios such as EQ/Boston Advisors Equity Income, EQ/Money Market and EQ/Short Duration Bond. Upon completion of the sale of the Advest Group, Boston Advisors ceased to be an affiliate of AXA Financial.

AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell our contracts for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.

5. Substitutions/Transfers

Substitution transactions that occurred at the dates indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

 November 17, 2006                            Removed Portfolio                            Surviving Portfolio
                             Laudus Rosenberg VIT Value Long/Short Equity     EQ/AXA Rosenberg Value Long/Short Equity
Shares -- Class B            1,406,771                                        1,406,771
Value -- Class B           $15,108,715                                      $15,108,715
Net Assets before merger   $15,108,715                                               --
Net Assets after merger             --                                      $15,108,715

6. Contractowner Charges

Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. The products have charges currently as shown below:

                                                           Mortality and Expense     Mortality     Administrative     Total
                                                          ----------------------- --------------- ---------------- ----------
Accumulator Life ........................................ varies (b)(d)       varies (b)(f)    varies (b)(f)    varies
Incentive Life, Incentive Life 2000, Incentive Life 1999,
 Incentive Life Plus, Champion 2000 .....................   0.60% (a)                 --              --           0.60%
Incentive Life '02 ...................................... varies (b)(g)               --              --           0.80%
Incentive Life '06 ......................................   0.85%(b)(e)               --              --           0.85%
Survivorship Incentive Life '02 .........................   0.90%(b)                  --              --           0.90%
Paramount Life ..........................................   0.60%(a)                  --              --           0.60%
Incentive Life Plus Original Series .....................   0.60%(b)                  --              --           0.60%
Incentive Life COLI .....................................   0.60%{b)                  --              --           0.60%
Incentive Life COLI '04 .................................   0.75%(b)(c)               --              --           0.75%
Survivorship Incentive Life 1999 ........................   0.60%(a)                  --              --           0.60%
Survivorship 2000 .......................................   0.90%(a)                  --              --           0.90%
IL Legacy ...............................................   1.75%(b)(h)               --              --           1.75%
IL Protector ............................................   0.80%(a)                  --              --           0.80%
SP-Flex .................................................   0.85%(a)                0.60%(a)        0.35%(a)       1.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

6. Contractowner Charges (Continued)

----------

(a)   Charged to daily net assets of the Account.

(b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

(c)   Policy years 1-5 0.75% (1.00% maximum)
      Policy years 6-20 0.55% (0.75% maximum)

(d) Varies by age, sex, class. The highest current charge is 1.21%. Policy years 1-10 0.71% to 1.46% maximum
      Policy years 11+ 0.30% to 0.50% maximum

(e)   Policy years 1-10 0.85% (1.00% maximum)
      Policy years 11+ 0.00% (0.50% maximum)

(f)   Policy years 1-10 0.72% to 1.73%
      Policy years 11+ 0.11% to 0.32%

(g)   Policy years 1-15 0.80%, 0.70% or 0.60% depending
      Policy years 16+ 0.30% or 0.20% depending

(h)   Policy years 1-10 1.75% (maximum + current)
      Policy years 11-20 0.25% 0.50% (maximum)
      Policy Years 21+ 0.00% 0.50% (maximum)

The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment. The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect. The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.72% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease. The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and
(2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the contractowner's variable investment options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the contractowner's variable investment options. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the contractowner's variable investment options. The current mortality and expense risk charges are lower than guaranteed charges.

The Incentive Life '06 mortality and expense risk charge of 0.85% will be in effect for the first ten policy years. For policy years 11 and later, the charge is currently 0.00%. The current mortality and expense risk charges are lower than guaranteed charges .

The Incentive Life Legacy mortality and expense risk charge of 1.75% will be in effect for the first ten policy years on a current and guaranteed basis. For policy years 11-20, the charge is currently 0.25% and for policy years 21 and later, it is 0.00%. In policy years 11 and later the current mortality and expense risk charges are lower than guaranteed charges.

Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Incentive Life '06, Incentive Life Legacy, Paramount Life, IL Protector, Incentive Life COLI '04 and Series 2000 Policies) from premiums.

Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract, election of riders, or Contractowner's account value.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

6. Contractowner Charges (Concluded)

Charges                                      When charge is deducted
------------------------------------------- -------------------------
Riders                                      Monthly
Death Benefit Guarantee (Guaranteed         Monthly
Minimum Death Benefit Charge).
Taxes                                       At time of premium
                                            payment
Premium Charge                              At time of premium
                                            payment
Monthly administrative charges              Monthly
Cost of Insurance (COI) and Rating          Monthly
charge
Surrender, termination or decrease in       At time of transaction
face amount of policy during the first 10
or 15 years depending on contract.
Partial Withdrawal                          At time of transaction.
Increase in policy's face amount            At time of transaction.
Administrative Surrender Charge             At time of transaction.
Transfers among investment options          At time of transaction.
per policy year

Charges                                                          Amount deducted                            How deducted
------------------------------------------- --------------------------------------------------------- -----------------------
Riders                                      Amount varies depending on the specifics of your          Unit liquidation from
                                            policy.                                                   account value

Death Benefit Guarantee (Guaranteed         Low - $0.01 for each $1,000 of face amount of             Unit liquidation from
Minimum Death Benefit Charge).              the policy.                                               account value

                                            High - $0.02 for each $1,000 of face amount of
                                            the policy.

Taxes                                       Varies by state of residence of insured person.           Deducted from
                                                                                                      premium

Premium Charge                              Depending on the policy, varies from a flat fee of $2     Deducted from
                                            to $250 to a range of 3% to 30% on premiums               premium

Monthly administrative charges              Low - $5 per month                                        Unit liquidation from
                                                                                                      account value
                                            High - Depending on face amount, policyholder
                                            age at issue and policy year, up to $55 per year.
                                            Depending on the policy, may also be a charge per
                                            $1,000 of face amount ranging from $0.03 to
                                            $ 0.30

Cost of Insurance (COI) and Rating          Amount varies depending upon specifics of policy.         Unit liquidation from
charge                                      COI based upon amount at risk. Rating Charge              account value
                                            based upon face amount of insurance.

Surrender, termination or decrease in       The amount of surrender charges is set forth in your      Unit liquidation from
face amount of policy during the first 10   policy.                                                   account value
or 15 years depending on contract.

Partial Withdrawal                          $25 ( or if less, 2% of the withdrawal)                   Unit liquidation from
                                                                                                      account value
Increase in policy's face amount            $1.50 for each $1,000 of the increase (but not            Unit liquidation from
                                            more than $250 in total)                                  account value

Administrative Surrender Charge             $2 to $6 per 1,000 depending on issue age which           Unit liquidation from
                                            after the third year declines                             account value
                                            Depending on the policy, may also be a charge per
                                            policy ranging from $450 to $540 which after the
                                            third year declines

Transfers among investment options          Low - $25 after 12 transfers                              Unit liquidation from
per policy year                                                                                       account value

                                            High - $25 per transfer

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Aggressive Allocation
-------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (o)      $ 157.24             --                  --            --         18.18%
         Highest contract charge 0.90% Class A (o)     $ 152.70             --                  --            --         17.12%
         All contract charges                                --            233             $36,082          3.64%           --
  2005   Lowest contract charge 0.00% Class A (o)      $ 133.04             --                  --            --          8.33%
         Highest contract charge 0.90% Class A (o)     $ 130.37             --                  --            --          7.36%
         All contract charges                                --            105             $12,566          5.00%           --
  2004   Lowest contract charge 0.00% Class A (o)      $ 122.81             --                  --            --         12.07%
         Highest contract charge 0.90% Class A (o)     $ 121.44             --                  --            --         11.07%
         All contract charges                                --             46             $ 5,618          2.15%           --
  2003   Lowest contract charge 0.00% Class A (o)      $ 109.58             --                  --            --          9.58%
         Highest contract charge 0.90% Class A (o)     $ 109.34             --                  --            --          9.34%
         All contract charges                                --              5             $   498          2.53%           --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 155.98             --                  --            --         17.90%
         Highest contract charge 0.90% Class B (o)     $ 151.47             --                  --            --         16.84%
         All contract charges                                --             68             $10,432          3.64%           --
  2005   Lowest contract charge 0.00% Class B (r)      $ 132.30             --                  --            --          8.06%
         Highest contract charge 0.90% Class B (o)     $ 129.64             --                  --            --          7.09%
         All contract charges                                --             31             $ 4,069          5.00%           --
  2004   Lowest contract charge 0.00% Class B (r)      $ 122.43             --                  --            --         11.79%
         Highest contract charge 0.90% Class B (o)     $ 121.06             --                  --            --         10.79%
         All contract charges                                --             15             $ 1,816          2.15%           --
  2003   Lowest contract charge 0.60% Class B (o)      $ 109.35             --                  --            --          9.35%
         Highest contract charge 0.90% Class B (o)     $ 109.27             --                  --            --          9.27%
         All contract charges                                --              1             $    70          2.53%           --
AXA Conservative Allocation
---------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (o)      $ 119.38             --                  --            --          6.64%
         Highest contract charge 0.90% Class A (o)     $ 115.93             --                  --            --          5.68%
         All contract charges                                --             37             $ 4,339          4.65%           --
  2005   Lowest contract charge 0.00% Class A (o)      $ 111.95             --                  --            --          2.70%
         Highest contract charge 0.90% Class A (o)     $ 109.70             --                  --            --          1.77%
         All contract charges                                --             23             $ 2,552          4.10%           --
  2004   Lowest contract charge 0.00% Class A (o)      $ 109.01             --                  --            --          6.29%
         Highest contract charge 0.90% Class A (o)     $ 107.79             --                  --            --          5.33%
         All contract charges                                --             19             $ 2,008          4.44%           --
  2003   Lowest contract charge 0.00% Class A (o)      $ 102.56             --                  --            --          2.56%
         Highest contract charge 0.90% Class A (o)     $ 102.33             --                  --            --          2.33%
         All contract charges                                --             --                  --          5.78%           --
AXA Conservative Allocation
---------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 118.42             --                  --            --          6.37%
         Highest contract charge 0.90% Class B (o)     $ 115.00             --                  --            --          5.42%
         All contract charges                                --              7             $   896          4.65%           --
  2005   Lowest contract charge 0.00% Class B (r)      $ 111.33             --                  --            --          2.44%
         Highest contract charge 0.90% Class B (o)     $ 109.09             --                  --            --          1.52%
         All contract charges                                --              4             $   485          4.10%           --
  2004   Lowest contract charge 0.00% Class B (r)      $ 108.67             --                  --            --          6.03%
         Highest contract charge 0.90% Class B (o)     $ 107.45             --                  --            --          5.07%
         All contract charges                                --              2             $   167          4.44%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                             Years Ended December 31,
                                                    ----------------------------------------------------------------------------
                                                        Unit             Units          Net Assets     Investment       Total
                                                     Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                    ------------ --------------------- ------------ ---------------- -----------
AXA Conservative Allocation (Continued)
---------------------------------------
  2003   Lowest contract charge 0.60% Class B (o)     $ 102.34              --                  --           --            2.34%
         Highest contract charge 0.90% Class B (o)    $ 102.27              --                  --           --            2.27%
         All contract charges                               --              --                  --         5.78%             --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (o)     $ 127.46              --                  --           --            9.03%
         Highest contract charge 0.90% Class A (o)    $ 123.77              --                  --           --            8.05%
         All contract charges                               --              44          $    5,540         3.91%             --
  2005   Lowest contract charge 0.00% Class A (o)     $ 116.90              --                  --           --            3.50%
         Highest contract charge 0.90% Class A (o)    $ 114.55              --                  --           --            2.57%
         All contract charges                               --              30          $    3,453         5.23%             --
  2004   Lowest contract charge 0.00% Class A (o)     $ 112.95              --                  --           --            8.02%
         Highest contract charge 0.90% Class A (o)    $ 111.68              --                  --           --            7.05%
         All contract charges                               --              11          $    1,341         5.01%             --
  2003   Lowest contract charge 0.00% Class A (o)     $ 104.56              --                  --           --            4.56%
         Highest contract charge 0.90% Class A (o)    $ 104.32              --                  --           --            4.32%
         All contract charges                               --               2          $      171         6.23%             --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)     $ 126.43              --                  --           --            8.76%
         Highest contract charge 0.90% Class B (o)    $ 122.77              --                  --           --            7.78%
         All contract charges                               --               7          $      836         3.91%             --
  2005   Lowest contract charge 0.00% Class B (r)     $ 116.25              --                  --           --            3.25%
         Highest contract charge 0.90% Class B (o)    $ 113.91              --                  --           --            2.32%
         All contract charges                               --               4          $      441         5.23%             --
  2004   Lowest contract charge 0.00% Class B (r)     $ 112.59              --                  --           --            7.75%
         Highest contract charge 0.90% Class B (o)    $ 111.33              --                  --           --            6.78%
         All contract charges                               --               3          $      326         5.01%             --
  2003   Lowest contract charge 0.60% Class B (o)     $ 104.34              --                  --           --            4.34%
         Highest contract charge 0.90% Class B (o)    $ 104.26              --                  --           --            4.26%
         All contract charges                               --              --                  --         6.23%             --
AXA Moderate Allocation (k)
---------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A         $ 275.48              --                  --           --           10.60%
         Highest contract charge 0.90% Class A        $ 262.11              --                  --           --            9.60%
         All contract charges                               --           2,735          $1,392,978         2.87%             --
  2005   Lowest contract charge 0.00% Class A         $ 249.09              --                  --           --            5.05%
         Highest contract charge 0.90% Class A        $ 239.15              --                  --           --            4.38%
         All contract charges                               --           2,888          $1,343,916         2.56%             --
  2004   Lowest contract charge 0.00% Class A         $ 237.11              --                  --           --            9.00%
         Highest contract charge 0.90% Class A        $ 229.11              --                  --           --            8.02%
         All contract charges                               --           3,033          $1,379,837         2.77%             --
  2003   Lowest contract charge 0.00% Class A         $ 217.54              --                  --           --           19.42%
         Highest contract charge 0.90% Class A        $ 212.66              --                  --           --           18.35%
         All contract charges                               --           3,223          $1,365,262         2.42%             --
  2002   Lowest contract charge 0.00% Class A         $ 182.16              --                  --           --          (12.52)%
         Highest contract charge 0.90% Class A        $ 179.69              --                  --           --          (13.30)%
         All contract charges                               --           3,472          $1,247,446         1.63%             --
AXA Moderate Allocation (k)
---------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)     $ 137.35              --                  --           --           10.32%
         Highest contract charge 0.90% Class B        $ 143.03              --                  --           --            9.33%
         All contract charges                               --             638          $   85,631         2.87%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Moderate Allocation (k) (Continued)
---------------------------------------
  2005   Lowest contract charge 0.00% Class B (r)      $ 124.50              --                 --            --          4.80%
         Highest contract charge 0.90% Class B         $ 130.82              --                 --            --          3.85%
         All contract charges                                --             659           $ 89,296          2.56%           --
  2004   Lowest contract charge 0.00% Class B (r)      $ 118.80              --                 --            --          8.72%
         Highest contract charge 0.90% Class B         $ 125.97              --                 --            --          7.75%
         All contract charges                                --             660           $ 77,456          2.77%           --
  2003   Lowest contract charge 0.60% Class B          $ 108.53              --                 --            --         18.32%
         Highest contract charge 0.90% Class B         $ 116.91              --                 --            --         18.07%
         All contract charges                                --             600           $ 65,147          2.42%           --
  2002   Lowest contract charge 0.60% Class B          $  91.64              --                 --            --         13.26%
         Highest contract charge 0.90% Class B         $  99.02              --                 --            --         13.51%
         All contract charges                                --             524           $ 48,019          1.63%           --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (o)      $ 148.98              --                 --            --         14.79%
         Highest contract charge 0.90% Class A (o)     $ 144.67              --                 --            --         13.76%
         All contract charges                                --             683           $100,405          3.84%           --
  2005   Lowest contract charge 0.00% Class A (o)      $ 129.78              --                 --            --          6.93%
         Highest contract charge 0.90% Class A (o)     $ 127.17              --                 --            --          5.97%
         All contract charges                                --             294           $ 37,728          5.53%           --
  2004   Lowest contract charge 0.00% Class A (o)      $ 121.36              --                 --            --         11.97%
         Highest contract charge 0.90% Class A (o)     $ 120.00              --                 --            --         10.96%
         All contract charges                                --             108           $ 13,111          3.95%           --
  2003   Lowest contract charge 0.00% Class A (o)      $ 108.39              --                 --            --          8.39%
         Highest contract charge 0.90% Class A (o)     $ 108.14              --                 --            --          8.14%
         All contract charges                                --              10           $  1,122          3.22%           --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 147.77              --                 --            --         14.50%
         Highest contract charge 0.90% Class B (o)     $ 143.50              --                 --            --         13.48%
         All contract charges                                --             199           $ 29,024          3.84%           --
  2005   Lowest contract charge 0.00% Class B (r)      $ 129.05              --                 --            --          6.67%
         Highest contract charge 0.90% Class B (o)     $ 126.46              --                 --            --          5.71%
         All contract charges                                --              61           $  7,834          3.95%           --
  2004   Lowest contract charge 0.00% Class B (r)      $ 120.99              --                 --            --         11.69%
         Highest contract charge 0.90% Class B (o)     $ 119.63              --                 --            --         10.69%
         All contract charges                                --              18           $  2,181          4.00%           --
  2003   Lowest contract charge 0.60% Class B (o)      $ 108.16              --                 --            --          8.16%
         Highest contract charge 0.90% Class B (o)     $ 108.08              --                 --            --          8.08%
         All contract charges                                --               1           $    161          3.22%           --
AXA Premier VIP Aggressive Equity
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 176.65              --                 --            --          5.37%
         Highest contract charge 0.90% Class A         $ 192.22              --                 --            --          4.43%
         All contract charges                                --           1,040           $506,530          0.17%           --
  2005   Lowest contract charge 0.00% Class A          $ 167.64              --                 --            --          8.47%
         Highest contract charge 0.90% Class A         $ 184.07              --                 --            --          7.50%
         All contract charges                                --           1,126           $524,189            --            --
  2004   Lowest contract charge 0.00% Class A          $ 154.55              --                 --            --         12.38%
         Highest contract charge 0.90% Class A         $ 171.23              --                 --            --         11.37%
         All contract charges                                --           1,196           $524,796            --            --
  2003   Lowest contract charge 0.00% Class A          $ 137.53              --                 --            --         37.87%
         Highest contract charge 0.90% Class A         $ 153.75              --                 --            --         36.62%
         All contract charges                                --           1,268           $501,715            --            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Premier VIP Aggressive Equity (Continued)
---------------------------------------------
  2002   Lowest contract charge 0.00% Class A          $  99.75               --                 --          --             (28.69)%
         Highest contract charge 0.90% Class A         $ 112.54               --                 --          --             (29.33)%
         All contract charges                                --            1,303           $380,055        0.01%                --
AXA Premier VIP Aggressive Equity
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $  91.14               --                 --          --               5.11%
         Highest contract charge 0.90% Class B         $  85.21               --                 --          --               4.17%
         All contract charges                                --              189           $ 16,561        0.17%                --
  2005   Lowest contract charge 0.00% Class B (r)      $  86.70               --                 --          --               8.17%
         Highest contract charge 0.90% Class B         $  81.80               --                 --          --               7.23%
         All contract charges                                --              198           $ 16,583          --                 --
  2004   Lowest contract charge 0.00% Class B (r)      $  80.86               --                 --          --              12.10%
         Highest contract charge 0.90% Class B         $  76.29               --                 --          --              11.09%
         All contract charges                                --              195           $ 15,176          --                 --
  2003   Lowest contract charge 0.60% Class B          $  69.81               --                 --          --              36.70%
         Highest contract charge 0.90% Class B         $  68.67               --                 --          --              36.28%
         All contract charges                                --              180           $ 12,550          --                 --
  2002   Lowest contract charge 0.60% Class B          $  51.07               --                 --          --             (29.30)%
         Highest contract charge 0.90% Class B         $  50.39               --                 --          --             (29.51)%
         All contract charges                                --              149           $  7,609        0.01%                --
AXA Premier VIP Core Bond
-------------------------
         Unit Value 0.00% to 0.60%*                    $ 118.00               --                 --          --               4.03%
  2006   Lowest contract charge 0.00% Class A (h)
         Highest contract charge 0.60% Class A (l)     $ 120.76               --                 --          --               3.40%
         All contract charges                                --              136           $ 15,997        4.16%                --
  2005   Lowest contract charge 0.00% Class A (h)      $ 113.43               --                 --          --               2.00%
         Highest contract charge 0.60% Class A (l)     $ 116.79               --                 --          --               1.39%
         All contract charges                                --              101           $ 11,470        3.52%                --
  2004   Lowest contract charge 0.00% Class A (h)      $ 111.21               --                 --          --               4.15%
         Highest contract charge 0.60% Class A (l)     $ 115.19               --                 --          --               3.52%
         All contract charges                                --               70           $  7,733        3.38%                --
  2003   Lowest contract charge 0.00% Class A (h)      $ 106.78               --                 --          --               4.02%
         Highest contract charge 0.60% Class A (l)     $ 111.27               --                 --          --               3.39%
         All contract charges                                --               29           $  3,055        3.49%                --
  2002   Lowest contract charge 0.00% Class A (h)      $ 102.66               --                 --          --               2.42%
         Highest contract charge 0.60% Class A (l)     $ 107.62               --                 --          --               5.92%
         All contract charges                                --                1           $    103        3.68%                --
AXA Premier VIP Core Bond
-------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (b)      $ 123.10               --                 --          --               3.77%
         Highest contract charge 0.90% Class B (b)     $ 117.67               --                 --          --               2.84%
         All contract charges                                --              482           $ 57,882        4.16%                --
  2005   Lowest contract charge 0.00% Class B (b)      $ 118.63               --                 --          --               1.75%
         Highest contract charge 0.90% Class B (b)     $ 114.42               --                 --          --               0.83%
         All contract charges                                --              457           $ 53,081        3.52%                --
  2004   Lowest contract charge 0.00% Class B (b)      $ 116.59               --                 --          --               3.89%
         Highest contract charge 0.90% Class B (b)     $ 113.47               --                 --          --               2.95%
         All contract charges                                --              433           $ 49,761        3.38%                --
  2003   Lowest contract charge 0.00% Class B (b)      $ 112.23               --                 --          --               3.74%
         Highest contract charge 0.90% Class B (b)     $ 110.22               --                 --          --               2.81%
         All contract charges                                --              339           $ 37,698        3.49%                --
  2002   Lowest contract charge 0.00% Class B (b)      $ 108.18               --                 --          --               6.31%
         Highest contract charge 0.90% Class B (b)     $ 107.20               --                 --          --               5.70%
         All contract charges                                --              211           $ 22,720        3.68%                --



AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP Health Care
---------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 164.58             --                  --            --           5.40%
         Highest contract charge 0.60% Class A (l)     $ 127.35             --                  --            --           4.77%
         All contract charges                                --             42            $  6,474          1.02%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 156.16             --                  --            --           7.23%
         Highest contract charge 0.60% Class A (l)     $ 121.55             --                  --            --           6.58%
         All contract charges                                --             32            $  4,741          2.66%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 145.63             --                  --            --          12.41%
         Highest contract charge 0.60% Class A (l)     $ 114.04             --                  --            --          11.73%
         All contract charges                                --             19            $  2,722          4.15%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 129.56             --                  --            --          28.45%
         Highest contract charge 0.60% Class A (l)     $ 102.07             --                  --            --          27.68%
         All contract charges                                --              7            $    876          1.58%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 100.86             --                  --            --         ( 2.89)%
         Highest contract charge 0.60% Class A (l)     $  79.94             --                  --            --         (18.00)%
         All contract charges                                --             --                  --            --             --
AXA Premier VIP Health Care
---------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (b)      $ 129.34             --                  --            --           5.13%
         Highest contract charge 0.90% Class B (b)     $ 123.63             --                  --            --           4.19%
         All contract charges                                --            182            $ 23,104          1.02%            --
  2005   Lowest contract charge 0.00% Class B (b)      $ 123.03             --                  --            --           6.96%
         Highest contract charge 0.90% Class B (b)     $ 118.66             --                  --            --           6.00%
         All contract charges                                --            200            $ 24,171          2.66%            --
  2004   Lowest contract charge 0.00% Class B (b)      $ 115.02             --                  --            --          12.13%
         Highest contract charge 0.90% Class B (b)     $ 111.95             --                  --            --          11.12%
         All contract charges                                --            166            $ 18,806          4.15%            --
  2003   Lowest contract charge 0.00% Class B (b)      $ 102.58             --                  --            --          28.13%
         Highest contract charge 0.90% Class B (b)     $ 100.74             --                  --            --          26.99%
         All contract charges                                --            102            $ 10,414          1.58%            --
  2002   Lowest contract charge 0.00% Class B (b)      $  80.06             --                  --            --         (13.07)%
         Highest contract charge 0.90% Class B (b)     $  79.33             --                  --            --         (13.57)%
         All contract charges                                --             34            $  2,707            --             --
AXA Premier VIP High Yield
--------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 218.91             --                  --            --          10.20%
         Highest contract charge 0.90% Class A         $ 234.32             --                  --            --           9.22%
         All contract charges                                --            639            $194,839          7.51%            --
  2005   Lowest contract charge 0.00% Class A          $ 198.64             --                  --            --           3.32%
         Highest contract charge 0.90% Class A         $ 214.55             --                  --            --           2.39%
         All contract charges                                --            633            $179,897          8.29%            --
  2004   Lowest contract charge 0.00% Class A          $ 192.26             --                  --            --           8.94%
         Highest contract charge 0.90% Class A         $ 209.54             --                  --            --           7.96%
         All contract charges                                --            669            $186,819          6.83%            --
  2003   Lowest contract charge 0.00% Class A          $ 176.48             --                  --            --          22.87%
         Highest contract charge 0.90% Class A         $ 194.09             --                  --            --          21.77%
         All contract charges                                --            700            $188,085          6.31%            --
  2002   Lowest contract charge 0.00% Class A          $ 143.63             --                  --            --         ( 2.70)%
         Highest contract charge 0.90% Class A         $ 159.39             --                  --            --         ( 3.58)%
         All contract charges                                --            527            $115,345          9.16%            --
AXA Premier VIP High Yield
--------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 133.89             --                  --            --           9.93%
         Highest contract charge 0.90% Class B         $ 107.64             --                  --            --           8.94%
         All contract charges                                --            212            $ 23,535          7.51%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Premier VIP High Yield (Continued)
--------------------------------------
  2005   Lowest contract charge 0.00% Class B (r)      $ 121.79             --                  --          --             3.06%
         Highest contract charge 0.90% Class B         $  98.80             --                  --          --             2.14%
         All contract charges                                --            205             $20,734        8.29%              --
  2004   Lowest contract charge 0.00% Class B (r)      $ 118.18             --                  --          --             2.98%
         Highest contract charge 0.90% Class B         $  96.74             --                  --          --             7.69%
         All contract charges                                --            184             $18,240        6.83%              --
  2003   Lowest contract charge 0.60% Class B          $  91.32             --                  --          --            21.82%
         Highest contract charge 0.90% Class B         $  89.83             --                  --          --            21.46%
         All contract charges                                --            167             $15,250        6.31%              --
  2002   Lowest contract charge 0.60% Class B          $  74.96             --                  --          --           ( 3.53)
         Highest contract charge 0.90% Class B         $  73.96             --                  --          --           ( 3.82)
         All contract charges                                --            118             $ 8,845        9.16%              --
AXA Premier VIP International Equity
------------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 247.23             --                  --          --            25.63%
         Highest contract charge 0.60% Class A (l)     $ 181.12             --                  --          --            24.88%
         All contract charges                                --             60             $14,457        2.37%              --
  2005   Lowest contract charge 0.00% Class A (h)      $ 196.79             --                  --          --            15.73%
         Highest contract charge 0.60% Class A (l)     $ 145.04             --                  --          --            15.04%
         All contract charges                                --             40             $ 7,871        4.18%              --
  2004   Lowest contract charge 0.00% Class A (h)      $ 170.04             --                  --          --            18.21%
         Highest contract charge 0.60% Class A (l)     $ 126.08             --                  --          --            17.50%
         All contract charges                                --             24             $ 4,174        2.75%              --
  2003   Lowest contract charge 0.00% Class A (h)      $ 143.85             --                  --          --            34.54%
         Highest contract charge 0.60% Class A (l)     $ 107.30             --                  --          --            33.74%
         All contract charges                                --             38             $ 1,072        1.59%              --
  2002   Lowest contract charge 0.00% Class A (h)      $ 106.92             --                  --          --           ( 2.55)
         Highest contract charge 0.60% Class A (l)     $  80.23             --                  --          --           (19.36)
         All contract charges                                --             --                  --          --               --
AXA Premier VIP International Equity
------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 235.00             --                  --          --            25.32%
         Highest contract charge 0.90% Class B (b)     $ 173.31             --                  --          --            24.19%
         All contract charges                                --            309             $54,685        2.37%              --
  2005   Lowest contract charge 0.00% Class B (n)      $ 187.53             --                  --          --            15.44%
         Highest contract charge 0.90% Class B (b)     $ 139.55             --                  --          --            14.41%
         All contract charges                                --            206             $29,285        4.18%              --
  2004   Lowest contract charge 0.00% Class B (n)      $ 162.44             --                  --          --            17.91%
         Highest contract charge 0.90% Class B (b)     $ 121.98             --                  --          --            16.84%
         All contract charges                                --            181             $22,409        2.75%              --
  2003   Lowest contract charge 0.00% Class B (n)      $ 137.77             --                  --          --            31.46%
         Highest contract charge 0.90% Class B (b)     $ 104.39             --                  --          --            33.12%
         All contract charges                                --             37             $ 3,975        1.59%              --
  2002   Lowest contract charge 0.60% Class B (n)      $  78.66             --                  --          --           (21.16)
         Highest contract charge 0.90% Class B (b)     $  78.42             --                  --          --           (21.31)
         All contract charges                                --              1             $    79          --               --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 181.92             --                  --          --            13.86%
         Highest contract charge 0.60% Class A (l)     $ 130.58             --                  --          --            13.18%
         All contract charges                                --             21             $ 3,635        0.75%              --
  2005   Lowest contract charge 0.00% Class A (h)      $ 159.77             --                  --          --             7.00%
         Highest contract charge 0.60% Class A (l)     $ 115.37             --                  --          --             6.36%
         All contract charges                                --             17             $ 2,776        0.96%              --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
 AXA Premier VIP Large Cap Core Equity (Continued)
 -------------------------------------------------
  2004   Lowest contract charge 0.00% Class A (h)      $ 149.32             --                  --            --           9.95%
         Highest contract charge 0.60% Class A (l)     $ 108.47             --                  --            --           9.29%
         All contract charges                                --             13             $ 1,907          2.96%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 135.81             --                  --            --          28.45%
         Highest contract charge 0.60% Class A (l)     $  99.25             --                  --            --          27.69%
         All contract charges                                --              6             $   850          0.49%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 105.73             --                  --            --         ( 3.82)%
         Highest contract charge 0.60% Class A (l)     $  77.73             --                  --          0.17%        (19.20)%
         All contract charges                                --             --                  --            --             --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 164.10             --                  --            --          13.58%
         Highest contract charge 0.90% Class B (b)     $ 126.14             --                  --            --          12.56%
         All contract charges                                --             30             $ 3,891          0.75%            --
  2005   Lowest contract charge 0.00% Class B (n)      $ 144.48             --                  --            --           6.73%
         Highest contract charge 0.90% Class B (b)     $ 112.07             --                  --            --           5.77%
         All contract charges                                --             29             $ 3,416          0.96%            --
  2004   Lowest contract charge 0.00% Class B (n)      $ 135.37             --                  --            --           9.67%
         Highest contract charge 0.90% Class B (b)     $ 105.95             --                  --            --           8.69%
         All contract charges                                --             20             $ 2,245          2.96%            --
  2003   Lowest contract charge 0.00% Class B (n)      $ 123.43             --                  --            --          18.81%
         Highest contract charge 0.90% Class B (b)     $  97.48             --                  --            --          26.98%
         All contract charges                                --             12             $ 1,276          0.49%            --
  2002   Lowest contract charge 0.60% Class B (n)      $  77.00             --                  --            --         (16.99)%
         Highest contract charge 0.90% Class B (b)     $  76.77             --                  --          0.17%        (17.15)%
         All contract charges                                --             --                  --            --             --
AXA Premier VIP Large Cap Growth
--------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 156.00             --                  --            --           0.36%
         Highest contract charge 0.60% Class A (l)     $ 106.85             --                  --            --         ( 0.24)%
         All contract charges                                --             49             $ 7,688            --             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 155.44             --                  --            --           7.76%
         Highest contract charge 0.60% Class A (l)     $ 107.10             --                  --            --           7.11%
         All contract charges                                --             40             $ 6,149            --             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 144.24             --                  --            --           6.93%
         Highest contract charge 0.60% Class A (l)     $  99.99             --                  --            --           6.29%
         All contract charges                                --             24             $ 3,359            --             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 134.89             --                  --            --          30.95%
         Highest contract charge 0.60% Class A (l)     $  94.07             --                  --            --          30.17%
         All contract charges                                --             10             $ 1,200            --             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 103.01             --                  --            --         ( 6.22)%
         Highest contract charge 0.60% Class A (l)     $  72.27             --                  --            --         (23.59)%
         All contract charges                                --             --                  --            --             --
AXA Premier VIP Large Cap Growth
--------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 140.62             --                  --            --           0.11%
         Highest contract charge 0.90% Class B (b)     $  98.58             --                  --            --         ( 0.79)%
         All contract charges                                --            107             $10,902            --             --
  2005   Lowest contract charge 0.00% Class B (n)      $ 140.46             --                  --            --           7.49%
         Highest contract charge 0.90% Class B (b)     $  99.37             --                  --            --           6.53%
         All contract charges                                --             89             $ 9,156            --             --
  2004   Lowest contract charge 0.00% Class B (n)      $ 130.68             --                  --            --           6.66%
         Highest contract charge 0.90% Class B (b)     $  93.28             --                  --            --           5.70%
         All contract charges                                --             86             $ 8,182            --             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP Large Cap Growth (Continued)
--------------------------------------------
  2003   Lowest contract charge 0.00% Class B (n)      $ 122.51             --                  --            --           18.93%
         Highest contract charge 0.90% Class B (b)     $  88.25             --                  --            --           29.45%
         All contract charges                                --             60             $ 5,341            --              --
  2002   Lowest contract charge 0.60% Class B (n)      $  68.38             --                  --            --          (18.92)%
         Highest contract charge 0.90% Class B (b)     $  68.17             --                  --            --          (19.08)%
         All contract charges                                --              2             $   137            --              --
AXA Premier VIP Large Cap Value
-------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (n)      $ 203.70             --                  --            --           19.61%
         Highest contract charge 0.60% Class A (l)     $ 149.76             --                  --            --           18.90%
         All contract charges                                --             41             $ 8,389          3.08%             --
  2005   Lowest contract charge 0.00% Class A (n)      $ 170.29             --                  --            --            7.37%
         Highest contract charge 0.60% Class A (l)     $ 125.96             --                  --            --            6.73%
         All contract charges                                --             30             $ 4,942          3.44%             --
  2004   Lowest contract charge 0.00% Class A (n)      $ 158.60             --                  --            --           14.71%
         Highest contract charge 0.60% Class A (l)     $ 118.01             --                  --            --           14.02%
         All contract charges                                --             16             $ 2,388          8.39%             --
  2003   Lowest contract charge 0.00% Class A (n)      $ 138.26             --                  --            --           31.43%
         Highest contract charge 0.60% Class A (l)     $ 103.50             --                  --            --           30.63%
         All contract charges                                --              5             $   715          4.22%             --
  2002   Lowest contract charge 0.00% Class A (n)      $ 105.20             --                  --            --          ( 2.51)%
         Highest contract charge 0.60% Class A (l)     $  79.23             --                  --            --          (19.39)%
         All contract charges                                --             --                  --            --              --
AXA Premier VIP Large Cap Value
-------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 186.58             --                  --            --           19.32%
         Highest contract charge 0.90% Class B (b)     $ 146.87             --                  --            --           18.25%
         All contract charges                                --            185             $28,015          3.08%             --
  2005   Lowest contract charge 0.00% Class B (n)      $ 156.37             --                  --            --            7.09%
         Highest contract charge 0.90% Class B (b)     $ 124.20             --                  --            --            6.13%
         All contract charges                                --            127             $16,025          3.44%             --
  2004   Lowest contract charge 0.00% Class B (n)      $ 146.01             --                  --            --           14.43%
         Highest contract charge 0.90% Class B (b)     $ 117.02             --                  --            --           13.40%
         All contract charges                                --             70             $ 8,274          8.39%             --
  2003   Lowest contract charge 0.00% Class B (n)      $ 127.60             --                  --            --           23.26%
         Highest contract charge 0.90% Class B (b)     $ 103.20             --                  --            --           29.91%
         All contract charges                                --             25             $ 2,607          4.22%             --
  2002   Lowest contract charge 0.60% Class B (b)      $  79.68             --                  --            --          (18.89)%
         Highest contract charge 0.90% Class B (b)     $  79.44             --                  --            --          (19.04)%
         All contract charges                                --              3             $   239            --              --
AXA Premier VIP Mid Cap Growth
------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 202.62             --                  --            --            9.90%
         Highest contract charge 0.60% Class A (l)     $ 120.20             --                  --            --            9.24%
         All contract charges                                --             51             $10,040          0.51%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 184.38             --                  --            --            8.65%
         Highest contract charge 0.60% Class A (l)     $ 110.03             --                  --            --            8.00%
         All contract charges                                --             41             $ 7,607          1.59%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 169.69             --                  --            --           12.01%
         Highest contract charge 0.60% Class A (l)     $ 101.88             --                  --            --           11.34%
         All contract charges                                --             30             $ 5,044          1.62%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 151.50             --                  --            --           40.59%
         Highest contract charge 0.60% Class A (l)     $  91.50             --                  --            --           39.74%
         All contract charges                                --             12             $ 1,846          2.96%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP Mid Cap Growth (Continued)
------------------------------------------
  2002   Lowest contract charge 0.00% Class A (h)      $ 107.76             --                  --            --          ( 2.66)%
         Highest contract charge 0.60% Class A (l)     $  65.48             --                  --            --          (32.36)%
         All contract charges                                --             --                  --            --              --
AXA Premier VIP Mid Cap Growth
------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 181.19             --                  --            --            9.62%
         Highest contract charge 0.90% Class B (b)     $ 111.81             --                  --            --            8.63%
         All contract charges                                --            201             $23,045          0.51%             --
  2005   Lowest contract charge 0.00% Class B (n)      $ 165.30             --                  --            --            8.38%
         Highest contract charge 0.90% Class B (b)     $ 102.93             --                  --            --            7.41%
         All contract charges                                --            175             $18,306          1.59%             --
  2004   Lowest contract charge 0.00% Class B (n)      $ 152.51             --                  --            --           11.73%
         Highest contract charge 0.90% Class B (b)     $  95.83             --                  --            --           10.72%
         All contract charges                                --            171             $16,710          1.62%             --
  2003   Lowest contract charge 0.00% Class B (n)      $ 136.50             --                  --            --           30.62%
         Highest contract charge 0.90% Class B (b)     $  86.54             --                  --            --           38.98%
         All contract charges                                --             72             $ 6,372          2.96%             --
  2002   Lowest contract charge 0.60% Class B (n)      $  62.46             --                  --            --          (27.15)%
         Highest contract charge 0.90% Class B (b)     $  62.27             --                  --            --          (27.29)%
         All contract charges                                --              1             $    62            --              --
AXA Premier VIP Mid Cap Value
-----------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 224.61             --                  --            --           15.01%
         Highest contract charge 0.60% Class A (l)     $ 144.73             --                  --            --           14.32%
         All contract charges                                --             45             $ 9,597          1.78%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 195.29             --                  --            --            7.61%
         Highest contract charge 0.60% Class A (l)     $ 126.59             --                  --            --            6.96%
         All contract charges                                --             33             $ 6,172          7.27%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 181.48             --                  --            --           15.48%
         Highest contract charge 0.60% Class A (l)     $ 118.35             --                  --            --           14.79%
         All contract charges                                --             22             $ 3,851          4.02%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 157.16             --                  --            --           40.96%
         Highest contract charge 0.60% Class A (l)     $ 103.10             --                  --            --           40.12%
         All contract charges                                --              9             $ 1,387          0.43%             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 111.49             --                  --            --            0.42%
         Highest contract charge 0.60% Class A (l)     $  73.58             --                  --            --          (24.92)%
         All contract charges                                --             --                  --            --              --
AXA Premier VIP Mid Cap Value
-----------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (b)      $ 149.00             --                  --            --           14.73%
         Highest contract charge 0.90% Class B (b)     $ 142.42             --                  --            --           13.70%
         All contract charges                                --            374             $54,292          1.78%             --
  2005   Lowest contract charge 0.00% Class B (b)      $ 129.87             --                  --            --            7.34%
         Highest contract charge 0.90% Class B (b)     $ 125.26             --                  --            --            6.38%
         All contract charges                                --            336             $42,836          7.27%             --
  2004   Lowest contract charge 0.00% Class B (b)      $ 120.99             --                  --            --           15.19%
         Highest contract charge 0.90% Class B (b)     $ 117.75             --                  --            --           14.15%
         All contract charges                                --            327             $38,894          4.02%             --
  2003   Lowest contract charge 0.00% Class B (b)      $ 105.03             --                  --            --           40.60%
         Highest contract charge 0.90% Class B (b)     $ 103.15             --                  --            --           39.34%
         All contract charges                                --            228             $23,677          0.43%             --
  2002   Lowest contract charge 0.00% Class B (b)      $  74.70             --                  --            --          (23.23)%
         Highest contract charge 0.90% Class B (b)     $  74.03             --                  --            --          (23.68)%
         All contract charges                                --             89             $ 6,610            --              --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP Technology
--------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 223.55              --                  --           --          7.57%
         Highest contract charge 0.60% Class A (l)     $ 121.34              --                  --           --          6.93%
         All contract charges                                --              40          $    8,494           --            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 207.81              --                  --           --         11.56%
         Highest contract charge 0.60% Class A (l)     $ 113.47              --                  --           --         10.89%
         All contract charges                                --              31          $    6,009           --            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 186.28              --                  --           --          5.24%
         Highest contract charge 0.60% Class A (l)     $ 102.33              --                  --           --          4.61%
         All contract charges                                --              19          $    3,396         1.09%           --
  2003   Lowest contract charge 0.00% Class A (h)      $ 177.01              --                  --           --         58.06%
         Highest contract charge 0.60% Class A (l)     $  97.82              --                  --           --         57.09%
         All contract charges                                --               6          $      966         7.16%           --
  2002   Lowest contract charge 0.00% Class A (h)      $ 111.99              --                  --           --       ( 5.67)%
         Highest contract charge 0.60% Class A (l)     $  62.27              --                  --           --       (33.60)%
         All contract charges                                --              --                  --           --           --
AXA Premier VIP Technology (p)
------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 184.01              --                  --           --         7.30%
         Highest contract charge 0.90% Class B (b)     $ 108.42              --                  --           --         6.33%
         All contract charges                                --             574          $   66,544           --           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 171.50              --                  --           --        11.27%
         Highest contract charge 0.90% Class B (b)     $ 101.96              --                  --           --        10.27%
         All contract charges                                --             620          $   67,000           --           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 154.13              --                  --           --         4.99%
         Highest contract charge 0.90% Class B (b)     $  92.46              --                  --           --         4.04%
         All contract charges                                --             645          $   62,809         1.09%          --
  2003   Lowest contract charge 0.00% Class B (n)      $ 146.81              --                  --           --        38.51%
         Highest contract charge 0.90% Class B (b)     $  88.87              --                  --           --        56.21%
         All contract charges                                --              80          $    7,246         7.16%          --
  2002   Lowest contract charge 0.60% Class B (n)      $  57.06              --                  --           --       (28.04)%
         Highest contract charge 0.90% Class B (b)     $  56.89              --                  --           --       (28.17)%
         All contract charges                                --               1          $       57           --           --
Davis Value
-----------
         Unit Value 0.60% *
  2006   Lowest contract charge 0.60% Class A (g)      $ 159.14              --                  --           --        14.31%
         Highest contract charge 0.60% Class A (g)     $ 159.14              --                  --           --        14.31%
         All contract charges                                --               8          $    1,292         0.90%          --
  2005   Lowest contract charge 0.60% Class A (g)      $ 139.21              --                  --           --         8.79%
         Highest contract charge 0.60% Class A (g)     $ 139.21              --                  --           --         8.79%
         All contract charges                                --               5          $      757         1.23%          --
  2004   Lowest contract charge 0.60% Class A (g)      $ 127.96              --                  --           --        11.66%
         Highest contract charge 0.60% Class A (g)     $ 127.96              --                  --           --        11.66%
         All contract charges                                --               3          $      392         0.42%          --
  2003   Lowest contract charge 0.60% Class A (g)      $ 114.61              --                  --           --        28.97%
         Highest contract charge 0.60% Class A (g)     $ 114.61              --                  --           --        28.97%
         All contract charges                                --               2          $      254         2.71%          --
  2002   Lowest contract charge 0.60% Class A (g)      $  88.86              --                  --           --      5.03 %
         Highest contract charge 0.60% Class A (g)     $  88.86              --                  --           --      5.03 %
         All contract charges                                --              --                  --         1.14%          --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 354.17              --                  --           --        10.96%
         Highest contract charge 0.90% Class A         $ 398.15              --                  --           --         9.97%
         All contract charges                                --           3,107          $2,255,277         1.42%          --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
EQ/AllianceBernstein Common Stock (Continued)
---------------------------------------------
  2005   Lowest contract charge 0.00% Class A          $ 319.17              --                  --       --                4.56%
         Highest contract charge 0.90% Class A         $ 362.05              --                  --       --                3.62%
         All contract charges                                --           3,328          $2,221,730  1.05%                    --
  2004   Lowest contract charge 0.00% Class A          $ 305.25              --                  --    --                  14.40%
         Highest contract charge 0.90% Class A         $ 349.40              --                  --    --                  13.37%
         All contract charges                                --           3,493          $2,281,558  1.21%                    --
  2003   Lowest contract charge 0.00% Class A          $ 266.82              --                  --    --                  49.93%
         Highest contract charge 0.90% Class A         $ 308.18              --                  --    --                  48.58%
         All contract charges                                --           3,597          $2,096,424  1.76%                    --
  2002   Lowest contract charge 0.00% Class A          $ 177.96              --                  --    --                 (28.69)%
         Highest contract charge 0.90% Class A         $ 207.42              --                  --    --                 (29.33)%
         All contract charges                                --           3,745          $1,481,165  0.05%                    --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 111.99              --                  --    --                  10.69%
         Highest contract charge 0.90% Class B         $ 125.68              --                  --    --                   9.70%
         All contract charges                                --           1,728          $  222,898  1.42%                    --
  2005   Lowest contract charge 0.00% Class B (r)      $ 101.18              --                  --    --                   4.30%
         Highest contract charge 0.90% Class B         $ 114.57              --                  --    --                   3.36%
         All contract charges                                --           1,773          $  207,802  1.05%                    --
  2004   Lowest contract charge 0.00% Class B (r)      $  97.01              --                  --    --                  14.12%
         Highest contract charge 0.90% Class B         $ 110.84              --                  --    --                  13.09%
         All contract charges                                --           1,785          $  201,729  1.21%                    --
  2003   Lowest contract charge 0.60% Class B          $  99.63              --                  --    --                  49.93%
         Highest contract charge 0.90% Class B         $  98.01              --                  --    --                  48.20%
         All contract charges                                --           1,659          $  165,489  1.76%                    --
  2002   Lowest contract charge 0.60% Class B          $  67.02              --                  --    --                 (33.77)%
         Highest contract charge 0.90% Class B         $  66.13              --                  --    --                 (33.93)%
         All contract charges                                --           1,424          $   95,436  0.05 %                   --
EQ/AllianceBernstein Growth and Income
--------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 426.84              --                  --    --                  18.84%
         Highest contract charge 0.90% Class A         $ 374.62              --                  --    --                  17.77%
         All contract charges                                --           1,088          $  429,996  1.55%                    --
  2005   Lowest contract charge 0.00% Class A          $ 359.17              --                  --    --                   5.76%
         Highest contract charge 0.90% Class A         $ 318.09              --                  --    --                   4.82%
         All contract charges                                --           1,181          $  395,004  1.23%                    --
  2004   Lowest contract charge 0.00% Class A          $ 339.60              --                  --    --                  12.67%
         Highest contract charge 0.90% Class A         $ 303.47              --                  --    --                  11.66%
         All contract charges                                --           1,187          $  376,519  1.67%                    --
  2003   Lowest contract charge 0.00% Class A          $ 301.40              --                  --    --                  30.75%
         Highest contract charge 0.90% Class A         $ 271.78              --                  --    --                  29.58%
         All contract charges                                --           1,197          $  338,204  1.33%                    --
  2002   Lowest contract charge 0.00% Class A          $ 230.51              --                  --    --                 (21.07)%
         Highest contract charge 0.90% Class A         $ 209.75              --                  --    --                 (21.78)%
         All contract charges                                --           1,220          $  264,369  1.43 %                   --
EQ/AllianceBernstein Growth and Income
--------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 160.97              --                  --    --                  18.54%
         Highest contract charge 0.90% Class B (b)     $ 177.31              --                  --    --                  17.48%
         All contract charges                                --             852          $  134,618  1.55%                    --
  2005   Lowest contract charge 0.00% Class B (r)      $ 135.79              --                  --    --                   5.50%
         Highest contract charge 0.90% Class B (b)     $ 150.93              --                  --    --                   4.55%
         All contract charges                                --             906          $  121,075  1.23%                    --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
 EQ/AllianceBernstein Growth and Income (Continued)
---------------------------------------------------
  2004   Lowest contract charge 0.00% Class B (r)      $ 128.71              --                 --        --             12.39%
         Highest contract charge 0.90% Class B (b)     $ 144.35              --                 --        --             11.38%
         All contract charges                                --             885           $112,747   1.67%                  --
  2003   Lowest contract charge 0.60% Class B          $ 114.06              --                 --     --                29.65%
         Highest contract charge 0.90% Class B (b)     $ 129.60              --                 --     --                29.25%
         All contract charges                                --             805           $ 91,876   1.33%                  --
  2002   Lowest contract charge 0.60% Class B          $  87.98              --                 --     --              (21.74)%
         Highest contract charge 0.90% Class B (b)     $ 100.27              --                 --     --              (18.59)%
         All contract charges                                --             684           $ 60,178   1.43 %                --
EQ/AllianceBernstein Intermediate Government
--------------------------------------------
Securities
----------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 192.11              --                 --     --                3.39%
         Highest contract charge 0.90% Class A         $ 179.97              --                 --     --                2.46%
         All contract charges                                --             519           $106,196   4.12%                 --
  2005   Lowest contract charge 0.00% Class A          $ 185.82              --                 --     --                1.49%
         Highest contract charge 0.90% Class A         $ 175.66              --                 --     --                0.58%
         All contract charges                                --             582           $116,035   3.45%                 --
  2004   Lowest contract charge 0.00% Class A          $ 183.09              --                 --     --                2.19%
         Highest contract charge 0.90% Class A         $ 174.64              --                 --     --                1.28%
         All contract charges                                --             690           $135,775   2.98%                 --
  2003   Lowest contract charge 0.60% Class A          $ 179.15              --                 --     --                2.40%
         Highest contract charge 0.90% Class A         $ 172.44              --                 --     --                1.47%
         All contract charges                                --             828           $160,867   3.70%                 --
  2002   Lowest contract charge 0.60% Class A          $ 174.96              --                 --     --                8.86%
         Highest contract charge 0.90% Class A         $ 169.94              --                 --     --                7.88%
         All contract charges                                --             925           $177,235   5.01 %                -
EQ/AllianceBernstein Intermediate Government
--------------------------------------------
Securities
----------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 139.68              --                 --     --                3.12%
         Highest contract charge 0.90% Class B (b)     $ 133.20              --                 --     --                2.20%
         All contract charges                                --             220           $ 29,485   4.12%                 --
  2005   Lowest contract charge 0.00% Class B (r)      $ 135.45              --                 --     --                1.24%
         Highest contract charge 0.90% Class B (b)     $ 130.34              --                 --     --                0.33%
         All contract charges                                --             230           $ 30,001   3.45%                 --
  2004   Lowest contract charge 0.00% Class B (r)      $ 133.80              --                 --     --                1.94%
         Highest contract charge 0.90% Class B (b)     $ 129.91              --                 --     --                1.02%
         All contract charges                                --             224           $ 28,912   2.98%                 --
  2003   Lowest contract charge 0.60% Class B          $ 179.15              --                 --     --                2.40%
         Highest contract charge 0.90% Class B (b)     $ 128.60              --                 --     --                1.22%
         All contract charges                                --             239           $ 30,873   3.70%                 --
  2002   Lowest contract charge 0.60% Class B          $ 125.69              --                 --     --                7.93%
         Highest contract charge 0.90% Class B (b)     $ 127.05              --                 --     --               63.98%
         All contract charges                                --             205           $ 25,766   5.01 %                --
EQ/AllianceBernstein International (j)(m)
-----------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 221.66              --                 --     --               23.82%
         Highest contract charge 0.90% Class A         $ 199.34              --                 --     --               22.71%
         All contract charges                                --           3,392           $705,764   1.66%                 --
  2005   Lowest contract charge 0.00% Class A          $ 179.02              --                 --     --               15.58%
         Highest contract charge 0.90% Class A         $ 162.45              --                 --     --               14.54%
         All contract charges                                --           3,448           $581,793   1.74%                 --
  2004   Lowest contract charge 0.00% Class A          $ 154.89              --                 --     --               18.47%
         Highest contract charge 0.90% Class A         $ 141.83              --                 --     --               17.40%
         All contract charges                                --           3,521           $515,982   2.12%                 --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
EQ/AllianceBernstein International (j)(m) (Continued)
-----------------------------------------------------
  2003   Lowest contract charge 0.00% Class A          $ 130.75              --                 --            --          35.43%
         Highest contract charge 0.90% Class A         $ 120.80              --                 --            --          34.21%
         All contract charges                                --           3,678           $457,336          2.01%            --
  2002   Lowest contract charge 0.00% Class A          $  96.54              --                 --            --         ( 9.91)%
         Highest contract charge 0.90% Class A         $  90.01              --                 --            --         (10.72)%
         All contract charges                                --           3,879           $357,984            --             --
EQ/AllianceBernstein International (j)(m)
-----------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 153.24              --                 --            --          23.52%
         Highest contract charge 0.90% Class B (b)     $ 148.60              --                 --            --          22.41%
         All contract charges                                --             560           $ 86,902          1.66%            --
  2005   Lowest contract charge 0.00% Class B (r)      $ 124.06              --                 --            --          15.29%
         Highest contract charge 0.90% Class B (b)     $ 121.39              --                 --            --          14.26%
         All contract charges                                --             540           $ 68,275          1.74%            --
  2004   Lowest contract charge 0.00% Class B (r)      $ 107.60              --                 --            --          18.17%
         Highest contract charge 0.90% Class B (b)     $ 106.24              --                 --            --          17.11%
         All contract charges                                --             511           $ 56,460          2.12%            --
  2003   Lowest contract charge 0.60% Class B          $  93.97              --                 --            --          34.36%
         Highest contract charge 0.90% Class B (b)     $  90.72              --                 --            --          33.96%
         All contract charges                                --             464           $ 43,571          2.01%            --
  2002   Lowest contract charge 0.60% Class B          $  69.94              --                 --            --         (10.65)%
         Highest contract charge 0.90% Class B (b)     $  67.72              --                 --            --         (15.96)%
         All contract charges                                --             381           $ 26,647            --             --
EQ/AllianceBernstein Large Cap Growth
-------------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 154.70              --                 --            --         ( 0.28)%
         Highest contract charge 0.60% Class A (l)     $ 109.40              --                 --            --         ( 0.88)%
         All contract charges                                --              38           $  5,696            --             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 155.14              --                 --            --          15.22%
         Highest contract charge 0.60% Class A (l)     $ 110.37              --                 --            --          14.53%
         All contract charges                                --              25           $  3,748            --             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 134.65              --                 --            --           8.66%
         Highest contract charge 0.60% Class A (l)     $  96.37              --                 --            --           8.00%
         All contract charges                                --              15           $  2,066            --             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 123.92              --                 --            --          23.50%
         Highest contract charge 0.60% Class A (l)     $  89.23              --                 --            --          22.76%
         All contract charges                                --               8           $    953            --             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 100.34              --                 --            --         ( 9.22)%
         Highest contract charge 0.60% Class A (l)     $  72.69              --                 --            --         (24.09)%
         All contract charges                                --              --                 --            --             --
EQ/AllianceBernstein Large Cap Growth
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $  77.95              --                 --            --         ( 0.54)%
         Highest contract charge 0.90% Class B         $  72.80              --                 --            --         ( 1.43)%
         All contract charges                                --           1,349           $100,743            --             --
  2005   Lowest contract charge 0.00% Class B          $  78.38              --                 --            --          14.93%
         Highest contract charge 0.90% Class B         $  73.86              --                 --            --          13.90%
         All contract charges                                --           1,428           $107,944            --             --
  2004   Lowest contract charge 0.00% Class B          $  68.20              --                 --            --           8.38%
         Highest contract charge 0.90% Class B         $  64.84              --                 --            --           7.41%
         All contract charges                                --           1,445           $ 95,487            --             --
  2003   Lowest contract charge 0.00% Class B          $  62.92              --                 --            --          23.18%
         Highest contract charge 0.90% Class B         $  60.37              --                 --            --          22.08%
         All contract charges                                --           1,544           $ 94,657            --             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
 EQ/AllianceBernstein Large Cap Growth (Continued)
--------------------------------------------------
  2002   Lowest contract charge 0.00% Class B          $  51.08               --                 --        --               (31.15)%
         Highest contract charge 0.90% Class B         $  49.45               --                 --        --               (31.77)%
         All contract changes                                --            1,555            $77,814        --                   --
 EQ/AllianceBernstein Quality Bond
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 214.84               --                 --        --                 4.09%
         Highest contract charge 0.90% Class A         $ 179.79               --                 --        --                 3.16%
         All contract charges                                --              520           $101,691      4.03%                  --
  2005   Lowest contract charge 0.00% Class A          $ 206.40               --                 --        --                 2.25%
         Highest contract charge 0.90% Class A         $ 174.29               --                 --        --                 1.34%
         All contract charges                                --              564           $106,367      3.88%                  --
  2004   Lowest contract charge 0.00% Class A          $ 201.85               --                 --        --                 4.01%
         Highest contract charge 0.90% Class A         $ 171.99               --                 --        --                 3.07%
         All contract charges                                --              594           $109,740      3.76%                  --
  2003   Lowest contract charge 0.00% Class A          $ 194.07               --                 --        --                 3.80%
         Highest contract charge 0.90% Class A         $ 166.87               --                 --        --                 2.86%
         All contract charges                                --              745           $132,868      2.57%                  --
  2002   Lowest contract charge 0.00% Class A          $ 186.96               --                 --        --                 7.94%
         Highest contract charge 0.90% Class A         $ 162.22               --                 --        --                 6.98%
         All contract charges                                --              836           $144,632      4.07%                  --
EQ/AllianceBernstein Quality Bond
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 146.64               --                 --        --                 3.82%
         Highest contract charge 0.90% Class B (b)     $ 138.66               --                 --        --                 2.89%
         All contract charges                                --              226           $ 31,598      4.03%                  --
  2005   Lowest contract charge 0.00% Class B (r)      $ 141.24               --                 --        --                 2.00%
         Highest contract charge 0.90% Class B (b)     $ 134.77               --                 --        --                 1.08%
         All contract charges                                --              235           $ 31,831      3.88%                  --
  2004   Lowest contract charge 0.00% Class B (r)      $ 138.48               --                 --        --                 3.75%
         Highest contract charge 0.90% Class B (b)     $ 133.32               --                 --        --                 2.81%
         All contract charges                                --              235           $ 31,367      3.76%                  --
  2003   Lowest contract charge 0.60% Class B          $ 129.57               --                 --        --                 2.91%
         Highest contract charge 0.90% Class B (b)     $ 129.67               --                 --        --                 2.61%
         All contract charges                                --              222           $ 28,789      2.57%                  --
  2002   Lowest contract charge 0.60% Class B          $ 125.90               --                 --        --                 7.03%
         Highest contract charge 0.90% Class B (b)     $ 126.38               --                 --        --                 6.45%
         All contract charges                                --              189           $ 23,795      4.07 %                 --
EQ/AllianceBernstein Small Cap Growth (f)
----------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 212.05               --                 --        --                 9.27%
         Highest contract charge 0.90% Class A         $ 194.31               --                 --        --                 8.28%
         All contract charges                                --              842           $170,884        --                   --
  2005   Lowest contract charge 0.00% Class A          $ 194.07               --                 --        --                11.78%
         Highest contract charge 0.90% Class A         $ 179.44               --                 --        --                10.78%
         All contract charges                                --              879           $163,607        --                   --
  2004   Lowest contract charge 0.00% Class A          $ 173.61               --                 --        --                14.27%
         Highest contract charge 0.90% Class A         $ 161.98               --                 --        --                13.24%
         All contract charges                                --              913           $152,710        --                   --
  2003   Lowest contract charge 0.00% Class A          $ 151.93               --                 --        --                41.28%
         Highest contract charge 0.90% Class A         $ 143.04               --                 --        --                40.01%
         All contract charges                                --              928           $136,195        --                   --
  2002   Lowest contract charge 0.00% Class A          $ 107.54               --                 --        --               (30.08)%
         Highest contract charge 0.90% Class A         $ 102.16               --                 --        --               (30.71)%
         All contract charges                                --              879           $ 91,735        --                   --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
EQ/AllianceBernstein Small Cap Growth (f)
-----------------------------------------
         Unit Value 0.00% to 0.90%*                    $ 176.25              --                 --            --            9.00%
  2006   Lowest contract charge 0.00% Class B (r)      $ 146.35              --                 --            --            8.02%
         Highest contract charge 0.90% Class B               --             407           $ 61,163            --              --
         All contract charges                          $ 161.69              --                 --            --           11.51%
  2005   Lowest contract charge 0.00% Class B (r)      $ 135.48              --                 --            --           10.51%
         Highest contract charge 0.90% Class B               --             419           $ 58,017            --              --
         All contract charges                          $ 145.02              --                 --            --           13.98%
  2004   Lowest contract charge 0.00% Class B (r)      $ 122.60              --                 --            --           12.96%
         Highest contract charge 0.90% Class B               --             408           $ 51,074            --              --
         All contract charges                          $ 114.01              --                 --            --           40.93%
  2003   Lowest contract charge 0.60% Class B          $ 108.53              --                 --            --           39.67%
         Highest contract charge 0.90% Class B               --             384           $ 42,360            --              --
         All contract charges                          $  78.76              --                 --            --          (30.66)%
  2002   Lowest contract charge 0.60% Class B          $  77.71              --                 --            --          (30.87)%
         Highest contract charge 0.90% Class B               --             312           $ 24,573            --              --
         All contract charges
EQ/AllianceBernstein Value
--------------------------
         Unit Value 0.00% to 0.60%*                    $ 207.97              --                 --            --           21.70%
  2006   Lowest contract charge 0.00% Class A (h)      $ 152.45              --                 --            --           20.97%
         Highest contract charge 0.60% Class A (l)                          175           $ 35,192          1.69%
         All contract charges                          $ 170.89              --                 --            --            5.70%
  2005   Lowest contract charge 0.00% Class A (h)      $ 126.02              --                 --            --            5.07%
         Highest contract charge 0.60% Class A (l)           --             125           $ 20,695          1.22%             --
         All contract charges                          $ 161.68              --                 --            --           13.73%
  2004   Lowest contract charge 0.00% Class A (h)      $ 119.95              --                 --            --           13.04%
         Highest contract charge 0.60% Class A (l)           --              74           $ 11,738          1.42%             --
         All contract charges                          $ 142.16              --                 --            --           29.06%
  2003   Lowest contract charge 0.00% Class A (h)      $ 106.11              --                 --            --           28.29%
         Highest contract charge 0.60% Class A (l)           --              28           $  3,921          1.44%             --
         All contract charges                          $ 110.15              --                 --            --          ( 0.72)%
  2002   Lowest contract charge 0.00% Class A (h)      $  82.71              --                 --            --          (16.40)%
         Highest contract charge 0.60% Class A (l)           --               1           $     83          1.53%             --
         All contract charges
EQ/AllianceBernstein Value
--------------------------
         Unit Value 0.00% to 0.90%*                    $ 157.30              --                 --            --           21.39%
  2006   Lowest contract charge 0.00% Class B          $ 169.92              --                 --            --           20.30%
         Highest contract charge 0.90% Class B               --           1,592           $270,942          1.69%             --
         All contract charges                          $ 129.59              --                 --            --            5.43%
  2005   Lowest contract charge 0.00% Class B          $ 141.25              --                 --            --            4.49%
         Highest contract charge 0.90% Class B               --           1,522           $214,562          1.22%             --
         All contract charges                          $ 122.91              --                 --            --           13.44%
  2004   Lowest contract charge 0.00% Class B          $ 135.18              --                 --            --           12.42%
         Highest contract charge 0.90% Class B               --           1,425           $191,881          1.42%             --
         All contract charges                          $ 108.34              --                 --            --           28.73%
  2003   Lowest contract charge 0.00% Class B          $ 120.24              --                 --            --           27.58%
         Highest contract charge 0.90% Class B               --           1,337           $159,330          1.44%             --
         All contract charges                          $  84.16              --                 --            --          (13.64)%
  2002   Lowest contract charge 0.00% Class B          $  94.25              --                 --            --          (14.41)%
         Highest contract charge 0.90% Class B               --           1,168           $108,579          1.53%             --
         All contract charges
EQ/Ariel Appreciation II (f)
----------------------------
         Unit Value 0.00% to 0.00%*                    $ 115.56              --                 --            --           11.16%
  2006   Lowest contract charge 0.00% Class B (t)      $ 115.56              --                 --            --           11.16%
         Highest contract charge 0.00% Class B (t)           --              --           $     40          1.48%             --
         All contract charges


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
EQ/Ariel Appreciation II (f) (Continued)
---------------------------------------
  2005   Lowest contract charge 0.00% Class B (t)      $ 103.96             --                  --            --           3.96%
         Highest contract charge 0.00% Class B (t)     $ 103.96             --                  --            --           3.96%
         All contract charges                                --             --             $     1            --             --
EQ/AXA Rosenberg Value Long/Short Equity Fund
---------------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 108.96             --                  --            --           1.45%
         Highest contract charge 0.90% Class B (n)     $ 105.39             --                  --            --           0.54%
         All contract charges                                --            141             $15,060          3.05%            --
  2005   Lowest contract charge 0.00% Class B (n)      $ 107.40             --                  --            --           7.51%
         Highest contract charge 0.90% Class B (n)     $ 104.83             --                  --            --           6.54%
         All contract charges                                --            119             $12,570            --             --
  2004   Lowest contract charge 0.00% Class B (n)      $  99.90             --                  --            --           3.63%
         Highest contract charge 0.90% Class B (n)     $  98.39             --                  --            --           2.70%
         All contract charges                                --             46             $ 4,597            --             --
  2003   Lowest contract charge 0.00% Class B (n)      $  96.40             --                  --            --          (3.60)%
         Highest contract charge 0.90% Class B (n)     $  95.80             --                  --            --          (4.20)%
         All contract charges                                --             14             $ 1,334            --             --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 132.07             --                  --            --          15.96%
         Highest contract charge 0.00% Class B (q)     $ 132.07             --                  --            --          15.96%
         All contract charges                                --             25             $ 3,237          2.75%            --
  2005   Lowest contract charge 0.00% Class B (q)      $ 113.89             --                  --            --           6.15%
         Highest contract charge 0.00% Class B (q)     $ 113.89             --                  --            --           6.15%
         All contract charges                                --             11             $ 1,282          2.59%            --
  2004   Lowest contract charge 0.00% Class B (q)      $ 107.29             --                  --            --           9.15%
         Highest contract charge 0.00% Class B (q)     $ 107.29             --                  --            --           9.15%
         All contract charges                                --             --             $    50          2.06%            --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 157.48             --                  --            --           5.45%
         Highest contract charge 0.00% Class A (h)     $ 157.48             --                  --            --           5.45%
         All contract charges                                --             --                  --            --             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 149.34             --                  --            --           9.00%
         Highest contract charge 0.00% Class A (h)     $ 149.34             --                  --            --           9.00%
         All contract charges                                --             --                  --            --             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 137.01             --                  --            --           3.85%
         Highest contract charge 0.00% Class A (h)     $ 137.01             --                  --            --           3.85%
         All contract charges                                --             --                  --            --             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 131.93             --                  --            --          28.26%
         Highest contract charge 0.00% Class A (h)     $ 131.93             --                  --            --          28.26%
         All contract charges                                --              2             $     2            --             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 102.86             --                  --            --          (4.27)%
         Highest contract charge 0.00% Class A (h)     $ 102.86             --                  --            --          (4.27)%
         All contract charges                                --             --                  --            --             --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $  99.90             --                  --            --           5.23%
         Highest contract charge 0.90% Class B (b)     $  93.45             --                  --            --           4.28%
         All contract charges                                --              2             $   233            --             --
  2005   Lowest contract charge 0.00% Class B (r)      $  94.93             --                  --            --           8.74%
         Highest contract charge 0.90% Class B (b)     $  89.61             --                  --            --           7.76%
         All contract charges                                --              1             $   129            --             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
EQ/Calvert Socially Responsible (Continued)
-------------------------------------------
  2004   Lowest contract charge 0.00% Class B (r)      $  87.31              --                 --             --            3.59%
         Highest contract charge 0.90% Class B (b)     $  83.16              --                 --             --            2.66%
         All contract charges                                --              --             $   11             --              --
  2003   Lowest contract charge 0.60% Class B (b)      $  82.09              --                 --             --           27.19%
         Highest contract charge 0.90% Class B (b)     $  81.01              --                 --             --           26.79%
         All contract charges                                --              --                 --             --              --
  2002   Lowest contract charge 0.60% Class B (b)      $  64.54              --                 --             --          (19.40)%
         Highest contract charge 0.90% Class B (b)     $  63.89              --                 --             --          (19.56)%
         All contract charges                                --              --                 --             --              --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.00% *
  2006   Lowest contract charge 0.00% Class A (h)      $ 152.85              --                 --             --            7.67%
         Highest contract charge 0.00% Class A (h)     $ 152.85              --                 --             --            7.67%
         All contract charges                                --              --             $   64           0.22%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 141.97              --                 --             --            5.37%
         Highest contract charge 0.00% Class A (h)     $ 141.97              --                 --             --            5.37%
         All contract charges                                --              --             $   62           0.20%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 134.73              --                 --             --            5.80%
         Highest contract charge 0.00% Class A (h)     $ 134.73              --                 --             --            5.80%
         All contract charges                                --              --             $   59           0.53%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 127.35              --                 --             --           24.27%
         Highest contract charge 0.00% Class A (h)     $ 127.35              --                 --             --           24.27%
         All contract charges                                --              --             $   54           0.15%             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 102.48              --                 --             --          ( 5.60)%
         Highest contract charge 0.00% Class A (h)     $ 102.48              --                 --             --          ( 5.60)%
         All contract charges                                --              --                 --           0.13%             --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $  83.22              --                 --             --            7.40%
         Highest contract charge 0.90% Class B         $  89.30              --                 --             --            6.44%
         All contract charges                                --              47             $4,247           0.22%             --
  2005   Lowest contract charge 0.00% Class B (r)      $  77.49              --                 --             --            5.11%
         Highest contract charge 0.90% Class B         $  83.90              --                 --             --            4.16%
         All contract charges                                --              26             $2,195           0.20%             --
  2004   Lowest contract charge 0.00% Class B (r)      $  73.72              --                 --             --            5.53%
         Highest contract charge 0.90% Class B         $  80.54              --                 --             --            4.58%
         All contract charges                                --              23             $1,801           0.53%             --
  2003   Lowest contract charge 0.60% Class B (h)      $  68.73              --                 --             --           23.22%
         Highest contract charge 0.90% Class B         $  77.01              --                 --             --           22.85%
         All contract charges                                --              25             $1,886           0.15%             --
  2002   Lowest contract charge 0.60% Class B (h)      $  55.78              --                 --             --          (26.79)%
         Highest contract charge 0.90% Class B         $  62.69              --                 --             --          (27.01)%
         All contract charges                                --              22             $1,359           0.13%             --
EQ/Capital Guardian International
---------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 226.98              --                 --             --           19.54%
         Highest contract charge 0.60% Class A (l)     $ 173.18              --                 --             --           18.83%
         All contract charges                                --               2             $  328           1.55%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 189.87              --                 --             --           17.42%
         Highest contract charge 0.60% Class A (l)     $ 145.75              --                 --             --           16.72%
         All contract charges                                --               3             $  399           1.68%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 161.71              --                 --             --           13.90%
         Highest contract charge 0.60% Class A (l)     $ 124.87              --                 --             --           13.22%
         All contract charges                                --               3             $  287           1.54%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
EQ/Capital Guardian International (Continued)
---------------------------------------------
  2003   Lowest contract charge 0.00% Class A (h)      $ 141.97             --                  --            --          32.95%
         Highest contract charge 0.60% Class A (l)     $ 110.29             --                  --            --          32.15%
         All contract charges                                --              1             $   208          1.41%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 106.79             --                  --            --         ( 1.90)%
         Highest contract charge 0.60% Class A (l)     $  83.46             --                  --            --         (15.60)%
         All contract charges                                --             --                  --          1.71%            --
EQ/Capital Guardian International
---------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 148.97             --                  --            --          19.24%
         Highest contract charge 0.90% Class B         $ 138.96             --                  --            --          18.17%
         All contract charges                                --             88             $12,570          1.55%            --
  2005   Lowest contract charge 0.00% Class B (r)      $ 124.93             --                  --            --          17.12%
         Highest contract charge 0.90% Class B         $ 117.59             --                  --            --          16.07%
         All contract charges                                --             40             $ 4,756          1.68%            --
  2004   Lowest contract charge 0.00% Class B (r)      $ 106.66             --                  --            --          13.61%
         Highest contract charge 0.90% Class B         $ 101.31             --                  --            --          12.59%
         All contract charges                                --             31             $ 3,240          1.54%            --
  2003   Lowest contract charge 0.60% Class B          $  91.17             --                  --            --          31.82%
         Highest contract charge 0.90% Class B         $  89.98             --                  --            --          31.43%
         All contract charges                                --             26             $ 2,330          1.41%            --
  2002   Lowest contract charge 0.60% Class B          $  69.16             --                  --            --         (15.56)%
         Highest contract charge 0.90% Class B         $  68.46             --                  --            --         (15.81)%
         All contract charges                                --             19             $ 1,314          1.71%            --
EQ/Capital Guardian Research (i)
--------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 190.31             --                  --            --          12.33%
         Highest contract charge 0.60% Class A (l)     $ 127.46             --                  --            --          11.66%
         All contract charges                                --              5             $   729          0.57%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 169.42             --                  --            --           6.32%
         Highest contract charge 0.60% Class A (l)     $ 114.15             --                  --            --           5.69%
         All contract charges                                --              5             $   549          0.56%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 159.34             --                  --            --          11.18%
         Highest contract charge 0.60% Class A (l)     $ 108.01             --                  --            --          10.52%
         All contract charges                                --              3             $   305          0.64%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 143.32             --                  --            --          31.55%
         Highest contract charge 0.60% Class A (l)     $  97.73             --                  --            --          30.78%
         All contract charges                                --              1             $   111          0.45%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 108.94             --                  --            --         ( 2.26)%
         Highest contract charge 0.60% Class A (l)     $  74.73             --                  --          0.37%        (22.93)%
         All contract charges                                --             --                  --            --             --
EQ/Capital Guardian Research (i)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 146.37             --                  --            --          12.06%
         Highest contract charge 0.90% Class B         $ 136.99             --                  --            --          11.05%
         All contract charges                                --            631             $88,935          0.57%            --
  2005   Lowest contract charge 0.00% Class B          $ 130.63             --                  --            --           6.06%
         Highest contract charge 0.90% Class B         $ 123.36             --                  --            --           5.10%
         All contract charges                                --            667             $84,346          0.56%            --
  2004   Lowest contract charge 0.00% Class B          $ 123.17             --                  --            --          10.90%
         Highest contract charge 0.90% Class B         $ 117.36             --                  --            --           9.91%
         All contract charges                                --            685             $82,149          0.64%            --
  2003   Lowest contract charge 0.00% Class B          $ 111.06             --                  --            --          31.49%
         Highest contract charge 0.90% Class B         $ 106.79             --                  --            --          30.31%
         All contract charges                                --            696             $75,658          0.45%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian Research (i) (Continued)
--------------------------------------------
  2002   Lowest contract charge 0.00% Class B          $  84.46             --                 --            --           (24.66)%
         Highest contract charge 0.90% Class B         $  81.95             --                 --            --           (25.34)%
         All contract charges                                --            633           $ 52,561          0.37%              --
EQ/Capital Guardian U.S. Equity (e)
-----------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 196.10             --                 --            --            10.23%
         Highest contract charge 0.60% Class A (l)     $ 130.06             --                 --            --             9.57%
         All contract charges                                --             54           $  9,811          1.29%              --
  2005   Lowest contract charge 0.00% Class A (h)      $ 177.90             --                 --            --             6.23%
         Highest contract charge 0.60% Class A (l)     $ 118.70             --                 --            --             5.59%
         All contract charges                                --             43           $  7,094          0.58%              --
  2004   Lowest contract charge 0.00% Class A (h)      $ 167.47             --                 --            --             9.60%
         Highest contract charge 0.60% Class A (l)     $ 112.42             --                 --            --             8.94%
         All contract charges                                --             25           $  4,035          0.51%              --
  2003   Lowest contract charge 0.00% Class A (h)      $ 152.80             --                 --            --            36.72%
         Highest contract charge 0.60% Class A (l)     $ 103.19             --                 --            --            35.91%
         All contract charges                                --              9           $  1,254          0.36%              --
  2002   Lowest contract charge 0.00% Class A (h)      $ 111.76             --                 --            --           ( 1.73)%
         Highest contract charge 0.60% Class A (l)     $  75.92             --                 --            --           (22.22)%
         All contract charges                                --             --                 --          0.54%              --
EQ/Capital Guardian U.S. Equity (e)
-----------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 139.41             --                 --            --             9.96%
         Highest contract charge 0.90% Class B         $ 130.47             --                 --            --             8.97%
         All contract charges                                --            491           $ 65,933          1.09%              --
  2005   Lowest contract charge 0.00% Class B          $ 126.78             --                 --            --             5.96%
         Highest contract charge 0.90% Class B         $ 119.73             --                 --            --             5.01%
         All contract charges                                --            512           $ 62,611          0.58%              --
  2004   Lowest contract charge 0.00% Class B          $ 119.65             --                 --            --             9.33%
         Highest contract charge 0.90% Class B         $ 114.01             --                 --            --             8.34%
         All contract charges                                --            500           $ 58,176          0.51%              --
  2003   Lowest contract charge 0.00% Class B          $ 109.44             --                 --            --            36.39%
         Highest contract charge 0.90% Class B         $ 105.23             --                 --            --            35.16%
         All contract charges                                --            451           $ 48,198          0.36%              --
  2002   Lowest contract charge 0.00% Class B          $  80.24             --                 --            --           (23.67)%
         Highest contract charge 0.90% Class B         $  77.86             --                 --            --           (24.36)%
         All contract charges                                --            309           $ 24,342          0.54%              --
EQ/Caywood-Scholl High Yield Bond
---------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 113.26             --                 --            --             7.96%
         Highest contract charge 0.00% Class B (s)     $ 113.26             --                 --            --             7.96%
         All contract charges                                --              1           $    141         10.18%              --
  2005   Lowest contract charge 0.00% Class B (s)      $ 104.91             --                 --            --             4.91%
         Highest contract charge 0.00% Class B (s)     $ 104.91             --                 --            --             4.91%
         All contract charges                                --             --           $      7          1.86%              --
EQ/Equity 500 Index
-------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A          $ 361.77             --                 --            --            15.38%
         Highest contract charge 0.90% Class A         $ 325.53             --                 --            --            14.34%
         All contract charges                                --          1,865           $637,198          1.75%              --
  2005   Lowest contract charge 0.00% Class A          $ 313.55             --                 --            --             4.66%
         Highest contract charge 0.90% Class A         $ 284.70             --                 --            --             3.72%
         All contract charges                                --          2,049           $608,947          1.54%              --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Equity 500 Index (Continued)
-------------------------------
  2004   Lowest contract charge 0.00% Class A          $ 299.58              --                 --         --              10.51%
         Highest contract charge 0.90% Class A         $ 274.48              --                 --         --               9.51%
         All contract charges                                --           2,172           $619,922       1.66%                --
  2003   Lowest contract charge 0.00% Class A          $ 271.10              --                 --         --              28.14%
         Highest contract charge 0.90% Class A         $ 250.64              --                 --         --              26.99%
         All contract charges                                --           2,240           $581,816       1.55%                --
  2002   Lowest contract charge 0.00% Class A          $ 211.57              --                 --         --             (22.19)%
         Highest contract charge 0.90% Class A         $ 197.37              --                 --         --             (22.89)%
         All contract charges                                --           2,206           $448,827   %   1.17                 --
EQ/Equity 500 Index
-------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 110.89              --                 --         --              15.09%
         Highest contract charge 0.90% Class B         $ 122.77              --                 --         --              14.06%
         All contract charges                                --           1,078           $118,004       1.75%                --
  2005   Lowest contract charge 0.00% Class B          $  96.35              --                 --         --               4.40%
         Highest contract charge 0.90% Class B         $ 107.63              --                 --         --               3.47%
         All contract charges                                --           1,095           $104,727       1.54%                --
  2004   Lowest contract charge 0.00% Class B          $  92.28              --                 --         --              10.23%
         Highest contract charge 0.90% Class B         $ 104.03              --                 --         --               9.24%
         All contract charges                                --           1,115           $102,792       1.66%                --
  2003   Lowest contract charge 0.60% Class B          $  84.13              --                 --         --              27.05%
         Highest contract charge 0.90% Class B         $  95.23              --                 --         --              26.67%
         All contract charges                                --           1,053           $ 88,633       1.55%                --
  2002   Lowest contract charge 0.60% Class B          $  66.22              --                 --         --             (22.86)%
         Highest contract charge 0.90% Class B         $  75.18              --                 --         --             (23.09)%
         All contract charges                                --             869           $ 57,545       1.17%                --
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class A (t)      $ 104.81              --                 --         --               4.81%
         Highest contract charge 0.00% Class A (t)     $ 104.81              --                 --         --               4.81%
         All contract charges                                --               2           $    209       0.59%                --
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (t)      $ 101.15              --                 --         --               3.42%
         Highest contract charge 0.00% Class B (t)     $ 101.15              --                 --         --               3.42%
         All contract charges                                --               1           $     61         --                 --
  2005   Lowest contract charge 0.00% Class B (t)      $  97.81              --                 --         --             ( 2.19)%
         Highest contract charge 0.00% Class B (t)     $  97.81              --                 --         --             ( 2.19)%
         All contract charges                                --              --           $     12         --                 --
EQ/Evergreen Omega
------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 167.56              --                 --         --               6.13%
         Highest contract charge 0.00% Class A (h)     $ 167.56              --                 --         --               6.13%
         All contract charges                                --               1           $     82       2.06%                --
  2005   Lowest contract charge 0.00% Class A (h)      $ 157.88              --                 --         --               4.22%
         Highest contract charge 0.00% Class A (h)     $ 157.88              --                 --         --               4.22%
         All contract charges                                --               1           $    108       0.04%                --
  2004   Lowest contract charge 0.00% Class A (h)      $ 151.49              --                 --         --               7.31%
         Highest contract charge 0.00% Class A (h)     $ 151.49              --                 --         --               7.31%
         All contract charges                                --              --           $     15       0.31%                --
  2003   Lowest contract charge 0.00% Class A (h)      $ 141.17              --                 --         --              38.50%
         Highest contract charge 0.00% Class A (h)     $ 141.17              --                 --         --              38.50%
         All contract charges                                --              --                 --         --                 --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Evergreen Omega (Continued)
------------------------------
  2002   Lowest contract charge 0.00% Class A (h)      $ 101.93             --                  --            --          ( 5.46)%
         Highest contract charge 0.00% Class A (h)     $ 101.93             --                  --            --          ( 5.46)%
         All contract charges                                --             --                  --            --              --
EQ/Evergreen Omega
------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $  97.08             --                  --            --            5.87%
         Highest contract charge 0.90% Class B         $  90.85             --                  --            --            4.92%
         All contract charges                                --             93            $  8,539          2.06%             --
  2005   Lowest contract charge 0.00% Class B          $  91.70             --                  --            --            3.96%
         Highest contract charge 0.90% Class B         $  86.59             --                  --            --            3.03%
         All contract charges                                --            110            $  9,551          0.04%             --
  2004   Lowest contract charge 0.00% Class B          $  88.21             --                  --            --            7.04%
         Highest contract charge 0.90% Class B         $  84.05             --                  --            --            6.08%
         All contract charges                                --            117            $  9,923          0.31%             --
  2003   Lowest contract charge 0.00% Class B          $  82.41             --                  --            --           38.20%
         Highest contract charge 0.90% Class B         $  79.24             --                  --            --           36.97%
         All contract charges                                --             90            $  7,099            --              --
  2002   Lowest contract charge 0.00% Class B          $  59.63             --                  --            --          (24.01)%
         Highest contract charge 0.90% Class B         $  57.85             --                  --            --          (24.70)%
         All contract charges                                --             33            $  1,884            --              --
EQ/FI Mid Cap
-------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 216.67             --                  --            --           11.81%
         Highest contract charge 0.60% Class A (l)     $ 157.79             --                  --            --           11.14%
         All contract charges                                --             95            $ 19,943          3.32%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 193.78             --                  --            --            6.63%
         Highest contract charge 0.60% Class A (l)     $ 141.98             --                  --            --            5.99%
         All contract charges                                --             71            $ 13,402          7.62%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 181.73             --                  --            --           16.32%
         Highest contract charge 0.60% Class A (l)     $ 133.95             --                  --            --           15.62%
         All contract charges                                --             44            $  7,793          2.45%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 156.23             --                  --            --           43.98%
         Highest contract charge 0.60% Class A (l)     $ 115.85             --                  --            --           43.11%
         All contract charges                                --             18            $  2,718            --              --
  2002   Lowest contract charge 0.00% Class A (h)      $ 108.51             --                  --            --          ( 0.62)%
         Highest contract charge 0.60% Class A (l)     $  80.95             --                  --            --          (18.25)%
         All contract charges                                --             --                  --          0.02%             --
EQ/FI Mid Cap
-------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 140.14             --                  --            --           11.52%
         Highest contract charge 0.90% Class B         $ 132.35             --                  --            --           10.52%
         All contract charges                                --            765            $103,634          3.32%             --
  2005   Lowest contract charge 0.00% Class B          $ 125.66             --                  --            --            6.37%
         Highest contract charge 0.90% Class B         $ 119.75             --                  --            --            5.41%
         All contract charges                                --            794            $ 96,918          7.62%             --
  2004   Lowest contract charge 0.00% Class B          $ 118.14             --                  --            --           16.03%
         Highest contract charge 0.90% Class B         $ 113.60             --                  --            --           14.98%
         All contract charges                                --            761            $ 87,965          2.45%             --
  2003   Lowest contract charge 0.00% Class B          $ 101.82             --                  --            --           43.61%
         Highest contract charge 0.90% Class B         $  98.80             --                  --            --           42.32%
         All contract charges                                --            667            $ 66,774            --              --
  2002   Lowest contract charge 0.00% Class B          $  70.90             --                  --            --          (18.47)%
         Highest contract charge 0.90% Class B         $  69.42             --                  --            --          (19.20)%
         All contract charges                                --            427            $ 29,884          0.02%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------  -------------
EQ/FI Mid Cap Value
-------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 212.78              --                 --            --          12.76%
         Highest contract charge 0.60% Class A (l)     $ 156.38              --                 --            --          12.09%
         All contract charges                                --             118           $ 24,183          0.33%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 188.70              --                 --            --          11.60%
         Highest contract charge 0.60% Class A (l)     $ 139.52              --                 --            --          10.93%
         All contract charges                                --              90           $ 16,524          4.79%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 169.09              --                 --            --          18.14%
         Highest contract charge 0.60% Class A (l)     $ 125.77              --                 --            --          17.43%
         All contract charges                                --              50           $  8,171          2.56%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 143.12              --                 --            --          33.60%
         Highest contract charge 0.60% Class A (l)     $ 107.10              --                 --            --          32.80%
         All contract charges                                --              23           $  3,150          0.40%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 107.13              --                 --            --         ( 0.82)%
         Highest contract charge 0.60% Class A (l)     $  80.65              --                 --            --         (22.04)%
         All contract charges                                --               1           $    107          0.65%            --
EQ/FI Mid Cap Value
-------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 200.16              --                 --            --          12.48%
         Highest contract charge 0.90% Class B         $ 183.42              --                 --            --          11.47%
         All contract charges                                --           1,351           $256,266          0.33%            --
  2005   Lowest contract charge 0.00% Class B          $ 177.95              --                 --            --          11.32%
         Highest contract charge 0.90% Class B         $ 164.54              --                 --            --          10.32%
         All contract charges                                --           1,444           $244,882          4.79%            --
  2004   Lowest contract charge 0.00% Class B          $ 159.85              --                 --            --          17.85%
         Highest contract charge 0.90% Class B         $ 149.15              --                 --            --          16.79%
         All contract charges                                --           1,372           $210,017          2.56%            --
  2003   Lowest contract charge 0.00% Class B          $ 135.65              --                 --            --          33.26%
         Highest contract charge 0.90% Class B         $ 127.71              --                 --            --          32.06%
         All contract charges                                --           1,316           $171,897          0.40%            --
  2002   Lowest contract charge 0.00% Class B          $ 101.79              --                 --            --         (14.71)%
         Highest contract charge 0.90% Class B         $  96.70              --                 --            --         (15.47)%
         All contract charges                                --           1,201           $118,413          0.65%            --
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 118.92              --                 --            --          12.21%
         Highest contract charge 0.00% Class B (s)     $ 118.92              --                 --            --          12.21%
         All contract charges                                --               1           $     96          9.35%            --
  2005   Lowest contract charge 0.00% Class B (s)      $ 105.99              --                 --            --           5.99%
         Highest contract charge 0.00% Class B (s)     $ 105.99              --                 --            --           5.99%
         All contract charges                                --              --           $      3          1.39%            --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 140.78              --                 --            --          18.83%
         Highest contract charge 0.00% Class B (q)     $ 140.78              --                 --            --          18.83%
         All contract charges                                --              30           $  4,235          1.68%            --
  2005   Lowest contract charge 0.00% Class B (q)      $ 118.47              --                 --            --           4.32%
         Highest contract charge 0.00% Class B (q)     $ 118.47              --                 --            --           4.32%
         All contract charges                                --              15           $  1,759          1.20%            --
  2004   Lowest contract charge 0.00% Class B (q)      $ 113.57              --                 --            --          13.62%
         Highest contract charge 0.00% Class B (q)     $ 113.57              --                 --            --          13.62%
         All contract charges                                --               1           $    138          0.43%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------  -------------
EQ/International Growth
-----------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 145.78             --                  --            --          25.64%
         Highest contract charge 0.00% Class B (s)     $ 145.78             --                  --            --          25.64%
         All contract charges                                --              1             $    79          1.24%            --
  2005   Lowest contract charge 0.00% Class B (s)      $ 116.03             --                  --            --          16.03%
         Highest contract charge 0.00% Class B (s)     $ 116.03             --                  --            --          16.03%
         All contract charges                                --             --                  --          0.30%            --
EQ/Janus Large Cap Growth
-------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 160.87             --                  --            --           1.43%
         Highest contract charge 0.60% Class A (l)     $ 107.75             --                  --            --           0.82%
         All contract charges                                --              7             $   854            --             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 158.61             --                  --            --           7.55%
         Highest contract charge 0.60% Class A (l)     $ 106.87             --                  --            --           6.91%
         All contract charges                                --              4             $   495            --             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 147.47             --                  --            --          12.43%
         Highest contract charge 0.60% Class A (l)     $  99.96             --                  --            --          11.75%
         All contract charges                                --              1             $    81          0.25%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 131.17             --                  --            --          26.17%
         Highest contract charge 0.60% Class A (l)     $  89.45             --                  --            --          25.42%
         All contract charges                                --             --                  --            --             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 103.96             --                  --            --         ( 5.93)%
         Highest contract charge 0.60% Class A (l)     $  44.64             --                  --            --         (24.00)%
         All contract charges                                --             --                  --            --             --
EQ/Janus Large Cap Growth
-------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $  69.36             --                  --            --           1.19%
         Highest contract charge 0.90% Class B         $  65.50             --                  --            --           0.28%
         All contract charges                                --            394             $26,445            --             --
  2005   Lowest contract charge 0.00% Class B          $  68.55             --                  --            --           7.29%
         Highest contract charge 0.90% Class B         $  65.32             --                  --            --           6.32%
         All contract charges                                --            411             $27,379            --             --
  2004   Lowest contract charge 0.00% Class B          $  63.89             --                  --            --          12.15%
         Highest contract charge 0.90% Class B         $  61.44             --                  --            --          11.14%
         All contract charges                                --            383             $23,929          0.25%            --
  2003   Lowest contract charge 0.00% Class B          $  56.97             --                  --            --          25.85%
         Highest contract charge 0.90% Class B         $  55.28             --                  --            --          24.73%
         All contract charges                                --            383             $21,531            --             --
  2002   Lowest contract charge 0.00% Class B          $  45.27             --                  --            --         (30.31)%
         Highest contract charge 0.90% Class B         $  44.32             --                  --            --         (30.94)%
         All contract charges                                --            353             $15,788            --             --
EQ/JPMorgan Core Bond
---------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 118.15             --                  --            --           4.31%
         Highest contract charge 0.60% Class A (l)     $ 122.90             --                  --            --           3.68%
         All contract charges                                --            144             $17,085          5.07%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 113.28             --                  --            --           2.47%
         Highest contract charge 0.60% Class A (l)     $ 118.54             --                  --            --           1.86%
         All contract charges                                --             99             $11,243          4.69%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 110.55             --                  --            --           4.36%
         Highest contract charge 0.60% Class A (l)     $ 116.38             --                  --            --           3.73%
         All contract charges                                --             50             $ 5,596          4.75%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 105.93             --                  --            --           3.60%
         Highest contract charge 0.60% Class A (l)     $ 112.19             --                  --            --           2.98%
         All contract charges                                --             19             $ 2,008          3.45%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------  -------------
EQ/JPMorgan Core Bond (Continued)
---------------------------------
  2002   Lowest contract charge 0.00% Class A (h)      $ 102.25             --                  --            --           2.18%
         Highest contract charge 0.60% Class A (l)     $ 108.95             --                  --            --           7.30%
         All contract charges                                --             --                  --          6.36%            --
EQ/JPMorgan Core Bond
---------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 124.29             --                  --            --           4.06%
         Highest contract charge 0.90% Class B         $ 144.16             --                  --            --           3.13%
         All contract charges                                --            225             $32,545          5.07%            --
  2005   Lowest contract charge 0.00% Class B (r)      $ 119.44             --                  --            --           2.22%
         Highest contract charge 0.90% Class B         $ 139.79             --                  --            --           1.30%
         All contract charges                                --            162             $22,802          4.69%            --
  2004   Lowest contract charge 0.00% Class B (r)      $ 116.85             --                  --            --           4.10%
         Highest contract charge 0.90% Class B         $ 138.00             --                  --            --           3.16%
         All contract charges                                --             80             $11,132          4.75%            --
  2003   Lowest contract charge 0.60% Class B          $ 133.66             --                  --            --           2.75%
         Highest contract charge 0.90% Class B         $ 133.77             --                  --            --           2.44%
         All contract charges                                --             76             $10,330          3.45%            --
  2002   Lowest contract charge 0.60% Class B          $ 130.09             --                  --            --           8.92%
         Highest contract charge 0.90% Class B         $ 130.58             --                  --            --           8.59%
         All contract charges                                --             91             $11,964          6.36%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 193.71             --                  --            --          20.68%
         Highest contract charge 0.00% Class A (h)     $ 193.71             --                  --            --          20.68%
         All contract charges                                --              2             $   361          4.75%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 160.51             --                  --            --           4.18%
         Highest contract charge 0.00% Class A (h)     $ 160.51             --                  --            --           4.18%
         All contract charges                                --              1             $   214          1.55%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 154.06             --                  --            --          11.16%
         Highest contract charge 0.00% Class A (h)     $ 154.06             --                  --            --          11.16%
         All contract charges                                --             --             $    53          1.28%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 138.60             --                  --            --          27.13%
         Highest contract charge 0.00% Class A (h)     $ 138.60             --                  --            --          27.13%
         All contract charges                                --             --                  --          1.40%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 109.02             --                  --            --         ( 1.66)%
         Highest contract charge 0.00% Class A (h)     $ 109.02             --                  --            --         ( 1.66)%
         All contract charges                                --             --                  --          1.45%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 183.24             --                  --            --          20.38%
         Highest contract charge 0.90% Class B         $ 167.91             --                  --            --          19.30%
         All contract charges                                --            250             $42,875          4.75%            --
  2005   Lowest contract charge 0.00% Class B          $ 152.22             --                  --            --           3.92%
         Highest contract charge 0.90% Class B         $ 140.75             --                  --            --           2.99%
         All contract charges                                --            236             $33,648          1.55%            --
  2004   Lowest contract charge 0.00% Class B          $ 146.48             --                  --            --          10.88%
         Highest contract charge 0.90% Class B         $ 136.67             --                  --            --           9.88%
         All contract charges                                --            249             $34,012          1.28%            --
  2003   Lowest contract charge 0.00% Class B          $ 132.10             --                  --            --          26.81%
         Highest contract charge 0.90% Class B         $ 124.37             --                  --            --          25.67%
         All contract charges                                --            267             $33,648          1.40%            --
  2002   Lowest contract charge 0.00% Class B          $ 104.17             --                  --            --         (19.06)%
         Highest contract charge 0.90% Class B         $  98.97             --                  --            --         (19.78)%
         All contract charges                                --            266             $26,258          1.45%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Legg Mason Value Equity
--------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (t)      $ 114.04             --                  --            --          6.83%
         Highest contract charge 0.00% Class B (t)     $ 114.04             --                  --            --          6.83%
         All contract charges                                --              3             $   286          0.05%           --
  2005   Lowest contract charge 0.00% Class B (t)      $ 106.74             --                  --            --          6.74%
         Highest contract charge 0.00% Class B (t)     $ 106.74             --                  --            --          6.74%
         All contract charges                                --             --             $    16            --            --
EQ/Long Term Bond
-----------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 102.73             --                  --            --          1.82%
         Highest contract charge 0.00% Class B (s)     $ 102.73             --                  --            --          1.82%
         All contract charges                                --              1             $    66          6.25%           --
  2005   Lowest contract charge 0.00% Class B (s)      $ 100.89             --                  --            --          0.89%
         Highest contract charge 0.00% Class B (s)     $ 100.89             --                  --            --          0.89%
         All contract charges                                --             --             $     7            --            --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 125.34             --                  --            --         17.21%
         Highest contract charge 0.00% Class B (s)     $ 125.34             --                  --            --         17.21%
         All contract charges                                --              1             $    79          1.43%           --
  2005   Lowest contract charge 0.00% Class B (s)      $ 106.94             --                  --            --          6.94%
         Highest contract charge 0.00% Class B (s)     $ 106.94             --                  --            --          6.94%
         All contract charges                                --             --             $     8          0.05%           --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 120.09             --                  --            --         12.69%
         Highest contract charge 0.00% Class B (s)     $ 120.09             --                  --            --         12.69%
         All contract charges                                --             --             $    23          1.70%           --
  2005   Lowest contract charge 0.00% Class B (s)      $ 106.57             --                  --            --          6.57%
         Highest contract charge 0.00% Class B (s)     $ 106.57             --                  --            --          6.57%
         All contract charges                                --             --             $     1            --            --
EQ/Lord Abbett Mid Cap Value
----------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 126.46             --                  --            --         12.43%
         Highest contract charge 0.00% Class B (s)     $ 126.46             --                  --            --         12.43%
         All contract charges                                --              1             $   148          1.41%           --
  2005   Lowest contract charge 0.00% Class B (s)      $ 112.49             --                  --            --         12.49%
         Highest contract charge 0.00% Class B (s)     $ 112.49             --                  --            --         12.49%
         All contract charges                                --             --             $    21          0.39%           --
EQ/Marsico Focus
----------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 171.56             --                  --            --          9.59%
         Highest contract charge 0.60% Class A (n)     $ 168.26             --                  --            --          8.94%
         All contract charges                                --            166             $28,114          0.79%           --
  2005   Lowest contract charge 0.00% Class A (h)      $ 156.54             --                  --            --         10.98%
         Highest contract charge 0.60% Class A (n)     $ 154.45             --                  --            --         10.31%
         All contract charges                                --            112             $17,408          0.02%           --
  2004   Lowest contract charge 0.00% Class A (h)      $ 141.05             --                  --            --         10.79%
         Highest contract charge 0.60% Class A (n)     $ 140.01             --                  --            --         10.12%
         All contract charges                                --             67             $ 9,512            --            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 127.32             --                  --            --         31.43%
         Highest contract charge 0.60% Class A (n)     $ 127.14             --                  --            --         31.25%
         All contract charges                                --             28             $ 3,544            --            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Marsico Focus (Continued)
----------------------------
  2002   Lowest contract charge 0.00% Class A (h)      $  96.87              --                  --            --          ( 6.15)%
         Highest contract charge 0.00% Class A (h)     $  96.87              --                  --            --              --
         All contract charges                                --              --                  --          0.04%             --
EQ/Marsico Focus
----------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 164.80              --                  --            --            9.32%
         Highest contract charge 0.90% Class B         $ 157.18              --                  --            --            8.34%
         All contract charges                                --             777            $124,514          0.79%             --
  2005   Lowest contract charge 0.00% Class B          $ 150.75              --                  --            --           10.70%
         Highest contract charge 0.90% Class B         $ 145.08              --                  --            --            9.71%
         All contract charges                                --             684            $100,695          0.02%             --
  2004   Lowest contract charge 0.00% Class B          $ 136.17              --                  --            --           10.51%
         Highest contract charge 0.90% Class B         $ 132.24              --                  --            --            9.52%
         All contract charges                                --             594            $ 79,394            --              --
  2003   Lowest contract charge 0.00% Class B          $ 123.22              --                  --            --           31.13%
         Highest contract charge 0.90% Class B         $ 120.75              --                  --            --           29.95%
         All contract charges                                --             540            $ 65,568            --              --
  2002   Lowest contract charge 0.00% Class B          $  93.97              --                  --            --          (11.56)%
         Highest contract charge 0.90% Class B         $  92.92              --                  --            --          (12.35)%
         All contract charges                                --             230            $ 21,469          0.04%             --
EQ/Mercury Basic Value Equity
-----------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 206.90              --                  --            --           21.21%
         Highest contract charge 0.60% Class A (n)     $ 202.91              --                  --            --           20.49%
         All contract charges                                --              81            $ 16,311          2.90%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 170.69              --                  --            --            3.21%
         Highest contract charge 0.60% Class A (n)     $ 168.41              --                  --            --            2.59%
         All contract charges                                --              67            $ 11,074          1.38%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 165.39              --                  --            --           10.85%
         Highest contract charge 0.60% Class A (n)     $ 164.16              --                  --            --           10.18%
         All contract charges                                --              39            $  6,328          2.16%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 149.21              --                  --            --           31.54%
         Highest contract charge 0.60% Class A (n)     $ 148.99              --                  --            --           31.35%
         All contract charges                                --              14            $  2,125          0.56%             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 113.43              --                  --            --          ( 1.08)%
         Highest contract charge 0.00% Class A (h)     $ 113.43              --                  --            --              --
         All contract charges                                --              --                  --          1.20%             --
EQ/Mercury Basic Value Equity
-----------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 275.76              --                  --            --           20.91%
         Highest contract charge 0.90% Class B         $ 252.70              --                  --            --           19.83%
         All contract charges                                --             768            $196,776          2.90%             --
  2005   Lowest contract charge 0.00% Class B          $ 228.07              --                  --            --            2.95%
         Highest contract charge 0.90% Class B         $ 210.89              --                  --            --            2.03%
         All contract charges                                --             827            $176,643          1.38%             --
  2004   Lowest contract charge 0.00% Class B          $ 221.53              --                  --            --           10.57%
         Highest contract charge 0.90% Class B         $ 206.70              --                  --            --            9.57%
         All contract charges                                --             884            $184,573          2.16%             --
  2003   Lowest contract charge 0.00% Class B          $ 200.36              --                  --            --           31.19%
         Highest contract charge 0.90% Class B         $ 188.64              --                  --            --           30.02%
         All contract charges                                --             845            $160,643          0.56%             --
  2002   Lowest contract charge 0.00% Class B          $ 152.72              --                  --            --          (16.66)%
         Highest contract charge 0.90% Class B         $ 145.09              --                  --            --          (17.41)%
         All contract charges                                --             775            $113,095          1.20%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Mercury International Value (d)
----------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 231.55              --                 --            --          25.98%
         Highest contract charge 0.60% Class A (l)     $ 174.58              --                 --            --          25.23%
         All contract charges                                --              94           $ 21,155          3.57%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 183.79              --                 --            --          11.12%
         Highest contract charge 0.60% Class A (l)     $ 139.41              --                 --            --          10.45%
         All contract charges                                --              69           $ 12,366          1.38%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 165.41              --                 --            --          21.95%
         Highest contract charge 0.60% Class A (l)     $ 126.22              --                 --            --          21.22%
         All contract charges                                --              34           $  5,468          2.16%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 135.63              --                 --            --          28.37%
         Highest contract charge 0.60% Class A (l)     $ 104.12              --                 --            --          27.60%
         All contract charges                                --              15           $  2,057          2.44%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 105.66              --                 --            --         ( 1.56)%
         Highest contract charge 0.60% Class A (l)     $  81.60              --                 --            --         (17.98)%
         All contract charges                                --              --                 --          1.34%            --
EQ/Mercury International Value (d)
----------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 171.47              --                 --            --          25.68%
         Highest contract charge 0.90% Class B         $ 176.08              --                 --            --          24.56%
         All contract charges                                --             978           $174,081          3.57%            --
  2005   Lowest contract charge 0.00% Class B          $ 136.43              --                 --            --          10.84%
         Highest contract charge 0.90% Class B         $ 141.37              --                 --            --           9.84%
         All contract charges                                --             957           $136,185          1.80%            --
  2004   Lowest contract charge 0.00% Class B          $ 123.09              --                 --            --          21.64%
         Highest contract charge 0.90% Class B         $ 128.70              --                 --            --          20.55%
         All contract charges                                --             846           $109,326          1.67%            --
  2003   Lowest contract charge 0.00% Class B          $ 101.19              --                 --            --          28.04%
         Highest contract charge 0.90% Class B         $ 106.76              --                 --            --          26.89%
         All contract charges                                --             780           $ 83,414          2.44%            --
  2002   Lowest contract charge 0.00% Class B          $  79.03              --                 --            --         (17.87)%
         Highest contract charge 0.90% Class B         $  84.14              --                 --            --         (17.39)%
         All contract charges                                --             714           $ 59,941          1.34%            --
EQ/MFS Emerging Growth Companies
--------------------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 177.99              --                 --            --           8.04%
         Highest contract charge 0.60% Class A (l)     $ 116.78              --                 --            --           7.40%
         All contract charges                                --              27           $  4,679            --             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 164.74              --                 --            --           9.36%
         Highest contract charge 0.60% Class A (l)     $ 108.73              --                 --            --           8.71%
         All contract charges                                --              21           $  3,303            --             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 150.63              --                 --            --          12.90%
         Highest contract charge 0.60% Class A (l)     $ 100.02              --                 --            --          12.23%
         All contract charges                                --              13           $  1,988            --             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 133.42              --                 --            --          29.63%
         Highest contract charge 0.60% Class A (l)     $  89.12              --                 --            --          28.86%
         All contract charges                                --               6           $    785            --             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 102.92              --                 --            --         ( 4.69)%
         Highest contract charge 0.60% Class A (l)     $  69.16              --                 --            --         (27.95)%
         All contract charges                                --              --                 --            --             --
EQ/MFS Emerging Growth Companies
--------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 172.08              --                 --            --           7.78%
         Highest contract charge 0.90% Class B         $ 157.68              --                 --            --           6.81%
         All contract charges                                --           1,019           $161,821            --             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/MFS Emerging Growth Companies (Continued)
--------------------------------------------
  2005   Lowest contract charge 0.00% Class B          $ 159.66              --                 --            --            9.03%
         Highest contract charge 0.90% Class B         $ 147.63              --                 --            --            8.05%
         All contract charges                                --           1,128           $167,214            --              --
  2004   Lowest contract charge 0.00% Class B          $ 146.44              --                 --            --           12.62%
         Highest contract charge 0.90% Class B         $ 136.63              --                 --            --           11.61%
         All contract charges                                --           1,240           $169,470            --              --
  2003   Lowest contract charge 0.00% Class B          $ 130.03              --                 --            --           29.30%
         Highest contract charge 0.90% Class B         $ 122.42              --                 --            --           28.15%
         All contract charges                                --           1,358           $165,227            --              --
  2002   Lowest contract charge 0.00% Class B          $ 100.56              --                 --            --          (34.32)%
         Highest contract charge 0.90% Class B         $  95.53              --                 --            --          (34.92)%
         All contract charges                                --           1,308           $127,324            --              --
EQ/MFS Investors Trust
----------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 171.93              --                 --            --           13.21%
         Highest contract charge 0.60% Class A (l)     $ 127.28              --                 --            --           12.53%
         All contract charges                                --              --           $     73          0.88%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 151.87              --                 --            --            7.46%
         Highest contract charge 0.60% Class A (l)     $ 113.10              --                 --            --            6.82%
         All contract charges                                --               1           $     75          0.53%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 141.33              --                 --            --           11.68%
         Highest contract charge 0.60% Class A (l)     $ 105.89              --                 --            --           11.01%
         All contract charges                                --              --           $      8          0.57%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 126.55              --                 --            --           22.33%
         Highest contract charge 0.60% Class A (l)     $  95.39              --                 --            --           21.59%
         All contract charges                                --              --                 --          0.70%             --
  2002   Lowest contract charge 0.00% Class A (h)      $ 103.45              --                 --            --          ( 4.00)%
         Highest contract charge 0.60% Class A (l)     $  78.45              --                 --            --          ( 4.00)%
         All contract charges                                --              --                 --          0.73%             --
EQ/MFS Investors Trust
----------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 112.28              --                 --            --           12.94%
         Highest contract charge 0.90% Class B         $ 104.85              --                 --            --           11.93%
         All contract charges                                --             114           $ 12,320          0.88%             --
  2005   Lowest contract charge 0.00% Class B          $  99.41              --                 --            --            7.19%
         Highest contract charge 0.90% Class B         $  93.68              --                 --            --            6.23%
         All contract charges                                --             120           $ 11,578          0.53%             --
  2004   Lowest contract charge 0.00% Class B          $  92.74              --                 --            --           11.40%
         Highest contract charge 0.90% Class B         $  88.18              --                 --            --           10.40%
         All contract charges                                --             121           $ 10,876          0.57%             --
  2003   Lowest contract charge 0.00% Class B          $  83.25              --                 --            --           22.03%
         Highest contract charge 0.90% Class B         $  79.88              --                 --            --           20.93%
         All contract charges                                --             126           $ 10,256          0.70%             --
  2002   Lowest contract charge 0.00% Class B          $  68.22              --                 --            --          (21.01)%
         Highest contract charge 0.90% Class B         $  66.05              --                 --            --          (21.71)%
         All contract charges                                --              94           $  6,281          0.73%             --
EQ/Money Market
---------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (r)      $ 159.51              --                 --            --            4.73%
         Highest contract charge 0.90% Class A         $ 151.77              --                 --            --            3.79%
         All contract charges                                --           1,534           $296,025          4.67%             --
  2005   Lowest contract charge 0.00% Class A (r)      $ 152.31              --                 --            --            2.88%
         Highest contract charge 0.90% Class A         $ 146.23              --                 --            --            1.96%
         All contract charges                                --           1,265           $242,248          2.82%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Money Market (Continued)
--------------------------
  2004   Lowest contract charge 0.00% Class A (r)      $ 148.04              --                 --            --        1.03%
         Highest contract charge 0.90% Class A         $ 143.42              --                 --            --        0.12%
         All contract charges                                --           1,338           $249,556          0.94%         --
  2003   Lowest contract charge 0.00% Class A          $ 146.53              --                 --            --        0.82 %
         Highest contract charge 0.90% Class A         $ 143.25              --                 --            --       (0.08)%
         All contract charges                                --           1,619           $304,460          0.77%         --
  2002   Lowest contract charge 0.00% Class A          $ 145.34              --                 --            --        1.49%
         Highest contract charge 0.90% Class A         $ 143.37              --                 --            --        0.58%
         All contract charges                                --           1,949           $364,995          1.36%         --
EQ/Money Market
---------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (r)      $ 122.98              --                 --            --        4.48%
         Highest contract charge 0.90% Class B         $ 119.75              --                 --            --        3.55%
         All contract charges                                --             458           $ 56,595          4.67%         --
  2005   Lowest contract charge 0.00% Class B (r)      $ 117.70              --                 --            --        2.62%
         Highest contract charge 0.90% Class B         $ 115.65              --                 --            --        1.70%
         All contract charges                                --             484           $ 56,793          2.82%         --
  2004   Lowest contract charge 0.00% Class B (r)      $ 114.69              --                 --            --        0.30%
         Highest contract charge 0.90% Class B         $ 113.71              --                 --            --       (0.13)%
         All contract charges                                --             595           $ 69,122          0.94%         --
  2003   Lowest contract charge 0.60% Class B          $ 146.53              --                 --            --        0.82%
         Highest contract charge 0.90% Class B         $ 113.86              --                 --            --       (0.34)%
         All contract charges                                --             706           $ 81,841          0.77%         --
  2002   Lowest contract charge 0.60% Class B          $ 115.79              --                 --            --        0.63%
         Highest contract charge 0.90% Class B         $ 114.25              --                 --            --        0.32%
         All contract charges                                --             919           $106,411          1.36%         --
EQ/Montag and Caldwell Growth
-----------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 119.44              --                 --            --        7.95%
         Highest contract charge 0.00% Class B (q)     $ 119.44              --                 --            --        7.95%
         All contract charges                                --               4           $    472          0.26%         --
  2005   Lowest contract charge 0.00% Class B (q)      $ 110.64              --                 --            --        5.40%
         Highest contract charge 0.00% Class B (q)     $ 110.64              --                 --            --        5.40%
         All contract charges                                --               2           $    179          0.46%         --
  2004   Lowest contract charge 0.00% Class B (q)      $ 104.97              --                 --            --        8.03%
         Highest contract charge 0.00% Class B (q)     $ 104.97              --                 --            --        8.03%
         All contract charges                                --              --           $      3          0.29%         --
EQ/PIMCO Real Return
--------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 100.63              --                 --            --        0.39%
         Highest contract charge 0.00% Class B (s)     $ 100.63              --                 --            --        0.39%
         All contract charges                                --               3           $    312          7.36%         --
  2005   Lowest contract charge 0.00% Class B (s)      $ 100.24              --                 --            --        0.24%
         Highest contract charge 0.00% Class B (s)     $ 100.24              --                 --            --        0.24%
         All contract charges                                --              --           $     19          0.84%         --
EQ/Short Duration Bond
----------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 104.68              --                 --            --        3.96%
         Highest contract charge 0.00% Class B (s)     $ 104.68              --                 --            --        3.96%
         All contract charges                                --               1           $     62          6.98%         --
  2005   Lowest contract charge 0.00% Class B (s)      $ 100.69              --                 --            --        0.69%
         Highest contract charge 0.00% Class B (s)     $ 100.69              --                 --            --        0.69%
         All contract charges                                --              --           $      3            --          --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Small Cap Value
-------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 216.41             --                  --            --          16.40%
         Highest contract charge 0.60% Class A (h)     $ 212.25             --                  --            --          15.70%
         All contract charges                                --             67             $14,314          6.20%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 185.93             --                  --            --           4.95%
         Highest contract charge 0.60% Class A (h)     $ 183.45             --                  --            --           4.32%
         All contract charges                                --             49             $ 8,881          5.33%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 177.17             --                  --            --          17.40%
         Highest contract charge 0.60% Class A (h)     $ 175.86             --                  --            --          16.70%
         All contract charges                                --             28             $ 4,964          8.72%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 150.91             --                  --            --          37.74%
         Highest contract charge 0.60% Class A (h)     $ 150.69             --                  --            --          37.54%
         All contract charges                                --              9             $ 1,357          1.05%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 109.56             --                  --            --         ( 1.84)%
         Highest contract charge 0.00% Class A (h)     $ 109.56             --                  --            --             --
         All contract charges                                --             --                  --          0.76%            --
EQ/Small Cap Value
------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 229.95             --                  --            --          16.11%
         Highest contract charge 0.90% Class B         $ 214.66             --                  --            --          15.07%
         All contract charges                                --            160             $35,191          6.20%            --
  2005   Lowest contract charge 0.00% Class B (n)      $ 198.05             --                  --            --           3.91%
         Highest contract charge 0.90% Class B         $ 186.56             --                  --            --           3.75%
         All contract charges                                --            120             $23,048          5.33%            --
  2004   Lowest contract charge 0.00% Class B (n)      $ 190.60             --                  --            --          17.11%
         Highest contract charge 0.90% Class B         $ 179.82             --                  --            --          16.05%
         All contract charges                                --             66             $11,982          8.72%            --
  2003   Lowest contract charge 0.00% Class B (n)      $ 162.76             --                  --            --          37.38%
         Highest contract charge 0.90% Class B         $ 154.95             --                  --            --          36.15%
         All contract charges                                --             21             $ 3,288          1.05%            --
  2002   Lowest contract charge 0.60% Class B          $ 115.35             --                  --            --         (14.37)%
         Highest contract charge 0.90% Class B         $ 113.81             --                  --            --         (14.63)%
         All contract charges                                --             21             $ 2,395          0.76%            --
EQ/Small Company Growth
-----------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 136.14             --                  --            --          10.21%
         Highest contract charge 0.00% Class B         $ 136.14             --                  --            --          10.21%
         All contract charges                                --             19             $ 2,587          1.23%            --
  2005   Lowest contract charge 0.00% Class B (q)      $ 123.53             --                  --            --           7.49%
         Highest contract charge 0.00% Class B         $ 123.53             --                  --            --           7.49%
         All contract charges                                --              5             $   658          3.61%            --
  2004   Lowest contract charge 0.00% Class B (q)      $ 114.93             --                  --            --          14.19%
         Highest contract charge 0.00% Class B (q)     $ 114.93             --                  --            --          14.19%
         All contract charges                                --             --             $     4            --             --
EQ/Small Company Index
----------------------
         Unit Value 0.00% to 0.60%*
  2006   Lowest contract charge 0.00% Class A (n)      $ 237.06             --                  --            --          18.01%
         Highest contract charge 0.60% Class A (l)     $ 205.08             --                  --            --          17.30%
         All contract charges                                --            176             $36,575          1.59%            --
  2005   Lowest contract charge 0.00% Class A (n)      $ 200.89             --                  --            --           4.52%
         Highest contract charge 0.60% Class A (l)     $ 174.84             --                  --            --           3.89%
         All contract charges                                --            136             $24,510          1.43%            --
  2004   Lowest contract charge 0.00% Class A (n)      $ 192.20             --                  --            --          17.98%
         Highest contract charge 0.60% Class A (l)     $ 168.29             --                  --            --          17.28%
         All contract charges                                --            114             $19,205          3.06%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
---------------------------------
  2003   Lowest contract charge 0.00% Class A (n)      $ 162.91             --                  --            --          46.22%
         Highest contract charge 0.60% Class A (l)     $ 143.50             --                  --            --          36.87%
         All contract charges                                --             51             $ 7,341          1.07%            --
  2002   Lowest contract charge 0.60% Class A (n)      $ 111.41             --                  --            --         ( 0.43)
         Highest contract charge 0.60% Class A (l)     $  76.53             --                  --            --         (25.07)
         All contract charges                                --             --                  --          0.68%            --
EQ/Small Company Index
----------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 174.25             --                  --            --          17.71%
         Highest contract charge 0.90% Class B         $ 178.45             --                  --            --          16.65%
         All contract charges                                --             61             $11,500          1.59%            --
  2005   Lowest contract charge 0.00% Class B (q)      $ 148.03             --                  --            --           4.25%
         Highest contract charge 0.90% Class B         $ 152.98             --                  --            --           3.32%
         All contract charges                                --             49             $ 7,521          1.43%            --
  2004   Lowest contract charge 0.00% Class B (r)      $ 141.99             --                  --            --          17.67%
         Highest contract charge 0.90% Class B         $ 148.06             --                  --            --          16.61%
         All contract charges                                --             42             $ 6,602          3.06%            --
  2003   Lowest contract charge 0.60% Class B          $ 129.07             --                  --            --          44.99%
         Highest contract charge 0.90% Class B         $ 126.96             --                  --            --          44.55%
         All contract charges                                --             24             $ 3,263          1.07%            --
  2002   Lowest contract charge 0.60% Class B          $  89.02             --                  --            --         (21.39)
         Highest contract charge 0.90% Class B         $  87.83             --                  --            --         (21.63)
         All contract charges                                --              6             $   533          0.68%            --
EQ/TCW Equity
-------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 111.34             --                  --            --         ( 4.01)
         Highest contract charge 0.00% Class B (q)     $ 111.34             --                  --            --         ( 4.01)
         All contract charges                                --              6             $   661            --             --
  2005   Lowest contract charge 0.00% Class B (q)      $ 116.00             --                  --            --           3.99%
         Highest contract charge 0.00% Class B (q)     $ 116.00             --                  --            --           3.99%
         All contract charges                                --              3             $   335            --             --
  2004   Lowest contract charge 0.00% Class B (q)      $ 111.55             --                  --            --          12.42%
         Highest contract charge 0.00% Class B (q)     $ 111.55             --                  --            --          12.42%
         All contract charges                                --             --             $     9            --             --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (q)      $ 136.33             --                  --            --          14.15%
         Highest contract charge 0.00% Class B (q)     $ 136.33             --                  --            --          14.15%
         All contract charges                                --              7             $   964          0.95%            --
  2005   Lowest contract charge 0.00% Class B (q)      $ 119.43             --                  --            --           9.00%
         Highest contract charge 0.00% Class B (q)     $ 119.43             --                  --            --           9.00%
         All contract charges                                --              5             $   545          1.23%            --
  2004   Lowest contract charge 0.00% Class B (q)      $ 109.56             --                  --            --          11.78%
         Highest contract charge 0.00% Class B (q)     $ 109.56             --                  --            --          11.78%
         All contract charges                                --             --             $     6          0.35%            --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 121.96             --                  --            --          15.90%
         Highest contract charge 0.00% Class B (s)     $ 121.96             --                  --            --          15.90%
         All contract charges                                --              1             $   104          3.50%            --
  2005   Lowest contract charge 0.00% Class B (s)      $ 105.23             --                  --            --           5.23%
         Highest contract charge 0.00% Class B (s)     $ 105.23             --                  --            --           5.23%
         All contract charges                                --             --             $17,122          0.76%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 394.74              --                 --            --          37.41%
         Highest contract charge 0.00% Class A (h)     $ 394.74              --                 --            --          37.41%
         All contract charges                                --              71           $ 26,199          0.44%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 287.26              --                 --            --          33.11%
         Highest contract charge 0.00% Class A (h)     $ 287.26              --                 --            --          33.11%
         All contract charges                                --              46           $ 12,583          0.61%            --
  2004   Lowest contract charge 0.00% Class A (h)      $ 215.81              --                 --            --          23.93%
         Highest contract charge 0.00% Class A (h)     $ 215.81              --                 --            --          23.93%
         All contract charges                                --              21           $  4,490          0.71%            --
  2003   Lowest contract charge 0.00% Class A (h)      $ 174.14              --                 --            --          56.30%
         Highest contract charge 0.00% Class A (h)     $ 174.14              --                 --            --          56.30%
         All contract charges                                --               5           $    912          0.86%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 111.41              --                 --            --           0.40%
         Highest contract charge 0.00% Class A (h)     $ 111.41              --                 --            --           0.40%
         All contract charges                                --              --                 --            --             --
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class B          $ 214.07              --                 --            --          37.05%
         Highest contract charge 0.90% Class B         $ 196.70              --                 --            --          35.82%
         All contract charges                                --           1,220           $251,522          0.44%            --
  2005   Lowest contract charge 0.00% Class B          $ 156.20              --                 --            --          32.78%
         Highest contract charge 0.90% Class B         $ 144.82              --                 --            --          31.59%
         All contract charges                                --           1,141           $172,874          0.61%            --
  2004   Lowest contract charge 0.00% Class B          $ 117.64              --                 --            --          23.68%
         Highest contract charge 0.90% Class B         $ 110.06              --                 --            --          22.57%
         All contract charges                                --             879           $100,718          0.71%            --
  2003   Lowest contract charge 0.00% Class B          $  95.11              --                 --            --          55.92%
         Highest contract charge 0.90% Class B         $  89.79              --                 --            --          54.52%
         All contract charges                                --             756           $ 70,156          0.86%            --
  2002   Lowest contract charge 0.00% Class B          $  61.00              --                 --            --          (5.91)%
         Highest contract charge 0.90% Class B         $  58.11              --                 --            --          (6.76)%
         All contract charges                                --             684           $ 40,948            --             --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 136.41              --                 --            --           9.26%
         Highest contract charge 0.00% Class B (s)     $ 136.41              --                 --            --           9.26%
         All contract charges                                --               1           $     90          0.59%            --
  2005   Lowest contract charge 0.00% Class B (s)      $ 124.85              --                 --            --          24.85%
         Highest contract charge 0.00% Class B (s)     $ 124.85              --                 --            --          24.85%
         All contract charges                                --              --           $      7            --             --
EQ/Wells Fargo Montgomery Small Cap
-----------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (s)      $ 146.10              --                 --            --          21.64%
         Highest contract charge 0.00% Class B (s)     $ 146.10              --                 --            --          21.64%
         All contract charges                                --               1           $    139          5.90%            --
  2005   Lowest contract charge 0.00% Class B (s)      $ 120.11              --                 --            --          20.11%
         Highest contract charge 0.00% Class B (s)     $ 120.11              --                 --            --          20.11%
         All contract charges                                --              --                 --          4.96%            --
Fidelity VIP Asset Manager: Growth
----------------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 138.85              --                 --            --           6.72%
         Highest contract charge 0.00% Class B (n)     $ 138.85              --                 --            --           6.72%
         All contract charges                                --              21           $  2,924          1.86%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
Fidelity VIP Asset Manager: Growth (Continued)
----------------------------------------------
  2005   Lowest contract charge 0.00% Class B (n)      $ 130.10             --                  --            --          3.56%
         Highest contract charge 0.00% Class B (n)     $ 130.10             --                  --            --          3.56%
         All contract charges                                --             18             $ 2,324          1.82%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 125.62             --                  --            --          5.63%
         Highest contract charge 0.00% Class B (n)     $ 125.62             --                  --            --          5.63%
         All contract charges                                --             11             $ 1,376          1.89%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 118.93             --                  --            --         18.93%
         Highest contract charge 0.00% Class B (n)     $ 118.93             --                  --            --         18.93%
         All contract charges                                --             10             $ 1,163            --            --
Fidelity VIP Contrafund
-----------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 190.15             --                  --            --         11.43%
         Highest contract charge 0.00% Class B (n)     $ 190.15             --                  --            --         11.43%
         All contract charges                                --            194             $36,939          1.03%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 170.65             --                  --            --         16.65%
         Highest contract charge 0.00% Class B (n)     $ 170.65             --                  --            --         16.65%
         All contract charges                                --            173             $29,536          0.08%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 146.29             --                  --            --         15.16%
         Highest contract charge 0.00% Class B (n)     $ 146.29             --                  --            --         15.16%
         All contract charges                                --             59             $ 8,579          0.12%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 127.04             --                  --            --         27.04%
         Highest contract charge 0.00% Class B (n)     $ 127.04             --                  --            --         27.04%
         All contract charges                                --             23             $ 2,906            --            --
Fidelity VIP Equity-Income
--------------------------
         Unit Value 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 183.10             --                  --            --         19.93%
         Highest contract charge 0.00% Class B (n)     $ 183.10             --                  --            --         19.93%
         All contract charges                                --             55             $10,114          5.07%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 152.67             --                  --            --          5.57%
         Highest contract charge 0.00% Class B (n)     $ 152.67             --                  --            --          5.57%
         All contract charges                                --             39             $ 5,955          1.98%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 144.62             --                  --            --         11.23%
         Highest contract charge 0.00% Class B (n)     $ 144.62             --                  --            --         11.23%
         All contract charges                                --             34             $ 4,942          1.10%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 130.01             --                  --            --         30.01%
         Highest contract charge 0.00% Class B (n)     $ 130.01             --                  --            --         30.01%
         All contract charges                                --             20             $ 2,550            --            --
Fidelity VIP Growth & Income
----------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 150.29             --                  --            --         12.86%
         Highest contract charge 0.00% Class B (n)     $ 150.29             --                  --            --         12.86%
         All contract charges                                --             23             $ 3,488          1.12%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 133.17             --                  --            --          7.40%
         Highest contract charge 0.00% Class B (n)     $ 133.17             --                  --            --          7.40%
         All contract charges                                --             21             $ 2,761          1.21%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 123.99             --                  --            --          5.52%
         Highest contract charge 0.00% Class B (n)     $ 123.99             --                  --            --          5.52%
         All contract charges                                --             17             $ 2,064          0.67%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 117.50             --                  --            --         17.50%
         Highest contract charge 0.00% Class B (n)     $ 117.50             --                  --            --         17.50%
         All contract charges                                --             14             $ 1,689            --            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
Fidelity VIP High Income
------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 142.03             --                  --            --         11.02%
         Highest contract charge 0.00% Class B (n)     $ 142.03             --                  --            --         11.02%
         All contract charges                                --             61             $ 8,621         10.89%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 127.93             --                  --            --          2.31%
         Highest contract charge 0.00% Class B (n)     $ 127.93             --                  --            --          2.31%
         All contract charges                                --             25             $ 3,225         14.56%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 125.04             --                  --            --          9.38%
         Highest contract charge 0.00% Class B (n)     $ 125.04             --                  --            --          9.38%
         All contract charges                                --             24             $ 2,950          7.19%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 114.31             --                  --            --         14.31%
         Highest contract charge 0.00% Class B (n)     $ 114.31             --                  --            --         14.31%
         All contract charges                                --             22             $ 2,470            --            --
Fidelity VIP Investment Grade Bond
----------------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 113.24             --                  --            --          4.14%
         Highest contract charge 0.00% Class B (n)     $ 113.24             --                  --            --          4.14%
         All contract charges                                --             74             $ 8,360          4.58%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 108.74             --                  --            --          1.89%
         Highest contract charge 0.00% Class B (n)     $ 108.74             --                  --            --          1.89%
         All contract charges                                --             56             $ 6,087          3.51%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 106.72             --                  --            --          4.19%
         Highest contract charge 0.00% Class B (n)     $ 106.72             --                  --            --          4.19%
         All contract charges                                --             60             $ 6,408          4.19%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 102.43             --                  --            --          2.43%
         Highest contract charge 0.00% Class B (n)     $ 102.43             --                  --            --          2.43%
         All contract charges                                --             36             $ 3,681            --            --
Fidelity VIP Mid Cap
--------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 238.06             --                  --            --         12.40%
         Highest contract charge 0.00% Class B (n)     $ 238.06             --                  --            --         12.40%
         All contract charges                                --            138             $32,948          1.13%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 211.79             --                  --            --         18.02%
         Highest contract charge 0.00% Class B (n)     $ 211.79             --                  --            --         18.02%
         All contract charges                                --            125             $26,506            --            --
  2004   Lowest contract charge 0.00% Class B (n)      $ 179.46             --                  --            --         24.66%
         Highest contract charge 0.00% Class B (n)     $ 179.46             --                  --            --         24.66%
         All contract charges                                --             61             $11,035            --            --
  2003   Lowest contract charge 0.00% Class B (n)      $ 143.96             --                  --            --         17.50%
         Highest contract charge 0.00% Class B (n)     $ 143.96             --                  --            --         17.50%
         All contract charges                                --             12             $ 1,693            --            --
Fidelity VIP Value
------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 171.80             --                  --            --         14.41%
         Highest contract charge 0.00% Class B (n)     $ 171.80             --                  --            --         14.41%
         All contract charges                                --             25             $ 4,323          0.88%           --
  2005   Lowest contract charge 0.00% Class B (n)      $ 150.16             --                  --            --          5.84%
         Highest contract charge 0.00% Class B (n)     $ 150.16             --                  --            --          5.84%
         All contract charges                                --             20             $ 3,017          0.42%           --
  2004   Lowest contract charge 0.00% Class B (n)      $ 141.88             --                  --            --         10.93%
         Highest contract charge 0.00% Class B (n)     $ 141.88             --                  --            --         10.93%
         All contract charges                                --             10             $ 1,468          1.17%           --
  2003   Lowest contract charge 0.00% Class B (n)      $ 127.90             --                  --            --         27.90%
         Highest contract charge 0.00% Class B (n)     $ 127.90             --                  --            --         27.90%
         All contract charges                                --              7             $   858          0.30%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
Fidelity VIP Value Strategies
-----------------------------
         Unit Value 0.00% to 0.00%*
  2006   Lowest contract charge 0.00% Class B (n)      $ 208.66             --                  --            --          16.01%
         Highest contract charge 0.00% Class B (n)     $ 208.66             --                  --            --          16.01%
         All contract charges                                --             20             $ 4,109          2.31%            --
  2005   Lowest contract charge 0.00% Class B (n)      $ 179.87             --                  --            --           2.43%
         Highest contract charge 0.00% Class B (n)     $ 179.87             --                  --            --           2.43%
         All contract charges                                --             18             $ 3,269          0.09%            --
  2004   Lowest contract charge 0.00% Class B (n)      $ 175.60             --                  --            --          13.84%
         Highest contract charge 0.00% Class B (n)     $ 175.60             --                  --            --          13.84%
         All contract charges                                --             16             $ 2,847          0.10%            --
  2003   Lowest contract charge 0.00% Class B (n)      $ 154.26             --                  --            --          54.26%
         Highest contract charge 0.00% Class B (n)     $ 154.26             --                  --            --          54.26%
         All contract charges                                --             17             $ 2,549          0.47%            --
MFS Mid Cap Growth
------------------
         Unit Value 0.60% to 0.60%*
  2006   Lowest contract charge 0.60% Class A (g)      $ 126.88             --                  --            --           1.93%
         Highest contract charge 0.60% Class A (g)     $ 126.88             --                  --            --           1.93%
         All contract charges                                --              2             $   312            --             --
  2005   Lowest contract charge 0.60% Class A (g)      $ 124.48             --                  --            --           2.49%
         Highest contract charge 0.60% Class A (g)     $ 124.48             --                  --            --           2.49%
         All contract charges                                --              2             $   269            --             --
  2004   Lowest contract charge 0.60% Class A (g)      $ 121.45             --                  --            --          13.88%
         Highest contract charge 0.60% Class A (g)     $ 121.45             --                  --            --          13.88%
         All contract charges                                --              1             $   167            --             --
  2003   Lowest contract charge 0.60% Class A (g)      $ 106.65             --                  --            --             --
         Highest contract charge 0.60% Class A (g)     $ 106.65             --                  --            --             --
         All contract charges                                --              1             $   120            --             --
  2002   Lowest contract charge 0.60% Class A (g)      $  78.30             --                  --            --           6.10%
         Highest contract charge 0.60% Class A (g)     $  78.30             --                  --            --           6.10%
         All contract charges                                --             --                  --            --             --
OpCap Renaissance
-----------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 233.31             --                  --            --          11.12%
         Highest contract charge 0.90% Class A (n)     $ 193.37             --                  --            --          10.12%
         All contract charges                                --             97             $20,164          0.23%            --
  2005   Lowest contract charge 0.00% Class A (h)      $ 209.97             --                  --            --          (4.53)%
         Highest contract charge 0.90% Class A (n)     $ 175.60             --                  --            --          (5.39)%
         All contract charges                                --            113             $21,314            --             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 219.93             --                  --            --          16.68%
         Highest contract charge 0.90% Class A (n)     $ 185.59             --                  --            --          15.63%
         All contract charges                                --            135             $26,705            --             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 188.48             --                  --            --          57.42%
         Highest contract charge 0.90% Class A (n)     $ 160.50             --                  --            --          60.50%
         All contract charges                                --             65             $11,141          0.05%            --
  2002   Lowest contract charge 0.00% Class A (h)      $ 119.73             --                  --            --           2.83%
         Highest contract charge 0.90% Class A (n)     $  87.10             --                  --          1.01%          4.66%
         All contract charges                                --             --                  --            --             --
PIMCO Total Return
------------------
         Unit Value 0.60%
  2006   Lowest contract charge 0.60% Class A (g)      $ 119.71             --                  --            --           3.10%
         Highest contract charge 0.60% Class A (g)     $ 119.71             --                  --            --           3.10%
         All contract charges                                --              5             $   570          4.88%            --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
PIMCO Total Return (Continued)
-----------------------------
  2005   Lowest contract charge 0.60% Class A (g)      $ 116.12             --                  --            --            1.11%
         Highest contract charge 0.60% Class A (g)     $ 116.12             --                  --            --            1.11%
         All contract charges                                --              5            $    533          5.28%             --
  2004   Lowest contract charge 0.60% Class A (g)      $ 114.84             --                  --            --            4.25%
         Highest contract charge 0.60% Class A (g)     $ 114.84             --                  --            --            4.25%
         All contract charges                                --              2            $    197          3.19%             --
  2003   Lowest contract charge 0.60% Class A (g)      $ 110.16             --                  --            --            2.34%
         Highest contract charge 0.60% Class A (g)     $ 110.16             --                  --            --            2.34%
         All contract charges                                --              1            $    161          3.31%             --
  2002   Lowest contract charge 0.60% Class A (g)      $ 107.65             --                  --            --            6.57%
         Highest contract charge 0.60% Class A (g)     $ 107.65             --                  --            --            6.57%
         All contract charges                                --             --                  --          6.80%             --
U.S. Real Estate -- Class A
---------------------------
         Unit Value 0.00% to 0.90%*
  2006   Lowest contract charge 0.00% Class A (h)      $ 318.51             --                  --            --           38.04%
         Highest contract charge 0.90% Class A (n)     $ 276.56             --                  --            --           36.81%
         All contract charges                                --            416            $122,162          1.23%             --
  2005   Lowest contract charge 0.00% Class A (h)      $ 230.73             --                  --            --           17.05%
         Highest contract charge 0.90% Class A (n)     $ 202.15             --                  --            --           16.00%
         All contract charges                                --            358            $ 77,480          1.39%             --
  2004   Lowest contract charge 0.00% Class A (h)      $ 197.12             --                  --            --           36.39%
         Highest contract charge 0.90% Class A (n)     $ 174.27             --                  --            --           35.17%
         All contract charges                                --            271            $ 50,742          1.02%             --
  2003   Lowest contract charge 0.00% Class A (h)      $ 144.52             --                  --            --           37.51%
         Highest contract charge 0.90% Class A (n)     $ 128.93             --                  --            --           28.93%
         All contract charges                                --             91            $ 12,747            --              --
  2002   Lowest contract charge 0.00% Class A (h)      $ 105.10             --                  --            --            2.84%
         Highest contract charge 0.00% Class A (h)     $ 105.10             --                  --            --            2.84%
         All contract charges                                --             12            $  1,261          5.25%             --
U.S. Real Estate -- Class B
---------------------------
         Unit Value 0.00%
  2006   Contract charge 0.00% Class B                 $ 234.39              4            $    839          1.23%          37.66%
  2005   Contract charge 0.00% Class B                 $ 170.26             --            $     71          1.39%          17.05%
Vanguard VIF Equity Index
-------------------------
         Unit Value 0.60%*
  2006   Lowest contract charge 0.60% Class A (l)      $ 129.48             --                  --            --           14.26%
         Highest contract charge 0.60% Class A (l)     $ 129.48             --                  --            --           14.26%
         All contract charges                                --             33            $  4,257          1.59%             --
  2005   Lowest contract charge 0.60% Class A (l)      $ 113.32             --                  --            --            4.17%
         Highest contract charge 0.60% Class A (l)     $ 113.32             --                  --            --            4.17%
         All contract charges                                --             28            $  3,166          1.57%             --
  2004   Lowest contract charge 0.60% Class A (l)      $ 108.79             --                  --            --           10.14%
         Highest contract charge 0.60% Class A (l)     $ 108.79             --                  --            --           10.14%
         All contract charges                                --             19            $  2,113          1.00%             --
  2003   Lowest contract charge 0.60% Class A (l)      $  98.77             --                  --            --           27.70%
         Highest contract charge 0.60% Class A (l)     $  98.77             --                  --            --              --
         All contract charges                                --              9            $    929          0.69%             --
  2002   Lowest contract charge 0.60% Class A (l)      $  77.35             --                  --            --          (19.51)%
         Highest contract charge 0.60% Class A (l)     $  77.35             --                  --            --          (19.51)%
         All contract charges                                --              1            $     77            --              --


----------
(a)   Units were made available for sale on April 26, 2002.
(b)   Units were made available for sale on May 13, 2002.
(c)   Units were made available for sale March 31, 2002.
(d) A substitution of EQ/T. Rowe Price International Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2006

7. Accumulation Unit Values (Concluded)

(e) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(f) A substitution of EQ/AXP Strategy Aggressive Portfolio for the EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(g)   Units were made available for sale on August 5, 2002.
(h)   Units were made available for sale on November 5, 2002.
(i) A substitution of EQ/MFS Research Portfolio for the EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(j) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002.
(k) A substitution of EQ/Alliance Growth Investors Portfolio for the AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(l)   Units were made available for sale on April 15, 2002.
(m) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003.
(n)   Units were made available for sale on May 2, 2003.
(o)   Units were made available for sale on October 13, 2003.
(p) A substitution of EQ/Technology for AXA Premier VIP Technology occurred on May 14, 2004 (see Note 5).
(q)   Units were made available for sale on October 25, 2004.
(r)   Units were made available for sale on September 7, 2004.
(s)   Units were made available on May 9, 2005.
(t)   Units were made available October 17, 2005.

* Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.85%, 0.90%, 1.80% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests. The investment income ratios previously disclosed for 2005, 2004 and 2003 incorrectly included capital gains distributions as a component of net investment income. The ratios disclosed above have been revised to exclude such distributions.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits and the reports of other auditors, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of AllianceBernstein L.P. and AllianceBernstein Holding L.P., subsidiaries of AXA Equitable, as of and for the year ended December 31, 2005, whose statements reflect total assets of seven percent of the related consolidated total as of December 31, 2005, and total revenues of thirty-six percent of the related consolidated total for the year ended December 31, 2005. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for AllianceBernstein L.P. and AllianceBernstein Holding L.P., is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for share-based compensation on January 1, 2006, for defined benefit pension and other postretirement plans on December 31, 2006 and for certain nontraditional long-duration contracts and Separate Accounts on January 1, 2004.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 15, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The General Partner and Unitholders
AllianceBernstein L.P.

We have audited the accompanying consolidated statement of financial condition of AllianceBernstein L.P. and subsidiaries ("AllianceBernstein"), formerly Alliance Capital Management L.P., as of December 31, 2005, and the related consolidated statements of income, changes in partners' capital and comprehensive income and cash flows for each of the years in the two-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AllianceBernstein as of December 31, 2005, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
February 24, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The General Partner and Unitholders
AllianceBernstein Holding L.P.

We have audited the accompanying statement of financial condition of AllianceBernstein Holding L.P. ("AllianceBernstein Holding"), formerly Alliance Capital Management Holding L.P., as of December 31, 2005, and the related statements of income, changes in partners' capital and comprehensive income and cash flows for each of the years in the two-year period ended December 31, 2005. These financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AllianceBernstein Holding as of December 31, 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
February 24, 2006

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                                                                    2006                 2005
                                                                              ---------------       --------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    29,031.1         $   30,034.8
  Mortgage loans on real estate.............................................        3,240.7              3,233.9
  Equity real estate, held for the production of income.....................          569.6                616.2
  Policy loans..............................................................        3,898.1              3,824.2
  Other equity investments..................................................        1,562.1              1,208.5
  Trading securities........................................................          465.1                314.3
  Other invested assets.....................................................          891.6                890.2
                                                                              ---------------       --------------
    Total investments.......................................................       39,658.3             40,122.1
Cash and cash equivalents...................................................        1,268.0              1,112.1
Cash and securities segregated, at estimated fair value.....................        1,864.0              1,720.8
Broker-dealer related receivables...........................................        3,481.0              2,929.1
Deferred policy acquisition costs...........................................        8,316.5              7,557.3
Goodwill and other intangible assets, net...................................        3,738.6              3,758.8
Amounts due from reinsurers.................................................        2,689.3              2,604.4
Loans to affiliates.........................................................          400.0                400.0
Other assets................................................................        3,068.8              3,787.6
Separate Accounts' assets...................................................       84,801.6             69,997.0
                                                                              ---------------       --------------

TOTAL ASSETS................................................................  $   149,286.1         $  133,989.2
                                                                              ===============       ==============
LIABILITIES
Policyholders' account balances.............................................  $    26,439.0         $   27,194.0
Future policy benefits and other policyholders liabilities..................       14,085.4             13,997.8
Broker-dealer related payables..............................................          950.3              1,226.9
Customers related payables..................................................        3,980.7              2,924.3
Amounts due to reinsurers...................................................        1,070.8              1,028.3
Short-term and long-term debt...............................................          783.0                855.4
Loans from affiliates.......................................................          325.0                325.0
Income taxes payable........................................................        2,974.2              2,895.6
Other liabilities...........................................................        1,815.8              1,735.0
Separate Accounts' liabilities..............................................       84,801.6             69,997.0
Minority interest in equity of consolidated subsidiaries....................        2,289.9              2,096.4
Minority interest subject to redemption rights..............................          288.0                271.6
                                                                              ---------------       --------------
    Total liabilities.......................................................      139,803.7            124,547.3
                                                                              ---------------       --------------

Commitments and contingent liabilities (Notes 2, 5, 9, 18 and 19)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
   issued and outstanding...................................................            2.5                  2.5
Capital in excess of par value..............................................        5,139.6              4,976.3
Retained earnings...........................................................        4,507.6              4,030.8
Accumulated other comprehensive (loss) income...............................         (167.3)               432.3
                                                                              ---------------       --------------
    Total shareholder's equity..............................................        9,482.4              9,441.9
                                                                              ---------------       --------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   149,286.1         $  133,989.2
                                                                              ===============       ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                     2006             2005             2004
                                                                ---------------  ---------------  ---------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $    2,252.7     $     1,889.3    $     1,595.4
Premiums......................................................         817.8             881.7            879.6
Net investment income.........................................       2,397.0           2,491.8          2,500.8
Investment gains, net.........................................          46.9              55.4             65.0
Commissions, fees and other income............................       4,373.0           3,626.2          3,384.1
                                                                ---------------  ---------------  ---------------
      Total revenues..........................................       9,887.4           8,944.4          8,424.9
                                                                ---------------  ---------------  ---------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................       1,960.5           1,859.8          1,867.1
Interest credited to policyholders' account balances..........       1,082.5           1,065.5          1,038.1
Compensation and benefits.....................................       2,090.4           1,802.9          1,604.9
Commissions...................................................       1,394.4           1,128.7          1,017.3
Distribution plan payments....................................         292.9             292.0            374.2
Amortization of deferred sales commissions....................         100.4             132.0            177.4
Interest expense..............................................          70.4              76.3             76.8
Amortization of deferred policy acquisition costs.............         689.3             601.3            472.9
Capitalization of deferred policy acquisition costs...........      (1,363.4)         (1,199.4)        (1,015.9)
Rent expense..................................................         204.1             165.2            185.0
Amortization of other intangible assets.......................          23.6              23.5             22.9
Other operating costs and expenses............................       1,262.6             952.4            928.4
                                                                ---------------  ---------------  ---------------
      Total benefits and other deductions.....................       7,807.7           6,900.2          6,749.1
                                                                ---------------  ---------------  ---------------

Earnings from continuing operations before
  income taxes and minority interest..........................       2,079.7           2,044.2          1,675.8
Income taxes..................................................        (427.3)           (519.2)          (396.9)
Minority interest in net income of consolidated subsidiaries..        (599.9)           (466.9)          (384.0)
                                                                ---------------  ---------------  ---------------

Earnings from continuing operations...........................       1,052.5           1,058.1            894.9
Earnings from discontinued operations, net of income taxes....          26.2              15.7              6.8
(Losses) gains on disposal of discontinued operations,
   net of income taxes........................................          (1.9)              -               31.1
Cumulative effect of accounting changes, net of
   income taxes...............................................           -                 -               (2.9)
                                                                ---------------  ---------------  ---------------
Net Earnings..................................................  $    1,076.8     $     1,073.8    $       929.9
                                                                ===============  ===============  ===============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                         2006             2005             2004
                                                                    ---------------   --------------   --------------
                                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY

Common stock, at par value, beginning and end of year.............  $         2.5     $        2.5     $        2.5
                                                                    ---------------   --------------   --------------

Capital in excess of par value, beginning of year.................        4,976.3          4,890.9          4,848.2
Changes in capital in excess of par value.........................          163.3             85.4             42.7
                                                                    ---------------   --------------   --------------
Capital in excess of par value, end of year.......................        5,139.6          4,976.3          4,890.9
                                                                    ---------------   --------------   --------------

Retained earnings, beginning of year..............................        4,030.8          3,457.0          3,027.1
Net earnings......................................................        1,076.8          1,073.8            929.9
Dividends on common stock.........................................         (600.0)          (500.0)          (500.0)
                                                                    ---------------   --------------   --------------
Retained earnings, end of year....................................        4,507.6          4,030.8          3,457.0
                                                                    ---------------   --------------   --------------

Accumulated other comprehensive income, beginning of year.........          432.3            874.1            892.8
Other comprehensive loss .........................................         (150.1)          (441.8)           (18.7)
Adjustment to initially apply SFAS No.158, net of income taxes ...         (449.5)             -                -
                                                                    ---------------   --------------   --------------
Accumulated other comprehensive (loss) income, end of year........         (167.3)           432.3            874.1
                                                                    ---------------   --------------   --------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR...........................  $     9,482.4     $    9,441.9     $    9,224.5
                                                                    ===============   ==============   ==============

COMPREHENSIVE INCOME
Net earnings......................................................  $     1,076.8     $    1,073.8     $      929.9
                                                                    ---------------   --------------   --------------
Change in unrealized losses, net of reclassification
   adjustments....................................................         (150.1)          (441.8)           (31.1)
Cumulative effect of accounting changes...........................            -                -               12.4
                                                                    ---------------   --------------   --------------
Other comprehensive loss..........................................         (150.1)          (441.8)           (18.7)
                                                                    ---------------   --------------   --------------
COMPREHENSIVE INCOME..............................................  $       926.7     $      632.0     $      911.2
                                                                    ===============   ==============   ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      2006              2005             2004
                                                                 ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)

Net earnings..................................................   $     1,076.8     $    1,073.8     $       929.9
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........         1,082.5          1,065.5           1,038.1
  Universal life and investment-type product
    policy fee income.........................................        (2,252.7)        (1,889.3)         (1,595.4)
  Net change in broker-dealer and customer related
    receivables/payables......................................           117.2           (347.4)            379.6
  Investment gains, net.......................................           (46.9)           (55.4)            (65.0)
  Change in deferred policy acquisition costs.................          (674.1)          (598.1)           (543.0)
  Change in future policy benefits............................            52.7             64.4             129.3
  Change in income tax payable................................           425.9            340.5             349.6
  Change in accounts payable and accrued expenses.............            85.5             23.7             (27.4)
  Change in segregated cash and securities, net...............          (143.2)          (231.8)           (203.2)
  Minority interest in net income of consolidated subsidiaries           599.9            466.9             384.1
  Change in fair value of guaranteed minimum income
    benefit reinsurance contracts.............................            14.8            (42.6)            (61.0)
  Amortization of deferred sales commissions..................           100.4            132.0             177.4
  Other depreciation and amortization.........................           144.9            149.6             210.3
  Amortization of other intangible assets, net................            23.6             23.6              22.9
  Losses (gains) on disposal of discontinued operations ......             1.9              -               (31.1)
  Other, net..................................................           363.5           (134.6)             14.3
                                                                 ---------------   ---------------  ---------------

Net cash provided by (used in) operating activities...........           972.7             40.8           1,109.4
                                                                 ---------------   ---------------  ---------------

Cash flows from investing activities:
  Maturities and repayments...................................         2,962.2          2,926.2           3,341.9
  Sales of investments........................................         1,536.9          2,432.9           2,983.6
  Purchases of investments....................................        (4,262.3)        (5,869.1)         (7,052.5)
  Change in short-term investments............................            65.6             13.8             (18.4)
  Purchase of minority interest in consolidated subsidiary ...             -                -              (410.7)
  Increased in capitalized software, leasehold improvements
     and EDP equipment .......................................          (146.1)          (101.2)            (69.3)
  Other, net..................................................          (390.4)          (116.3)            173.2
                                                                 ---------------   ---------------  ---------------

Net cash used in investing activities.........................          (234.1)          (713.7)         (1,052.2)
                                                                 ---------------   ---------------  ---------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      2006               2005               2004
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,865.2       $     3,816.8      $     4,029.4
    Withdrawals from and transfers to Separate Accounts.......       (3,569.1)           (2,779.1)          (2,716.0)
  Net change in short-term financings.........................          327.7                 -                  -
  Repayments of long-term debt ...............................         (400.0)             (400.0)               -
  Proceeds in loans from affiliates...........................            -                 325.0                -
  Shareholder dividends paid..................................         (600.0)             (500.0)            (500.0)
  Other, net..................................................         (206.5)             (417.3)            (130.1)
                                                                -----------------  -----------------  -----------------

Net cash (used in) provided by financing activities...........         (582.7)               45.4              683.3
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          155.9              (627.5)             740.5
Cash and cash equivalents, beginning of year..................        1,112.1             1,739.6              999.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,268.0       $     1,112.1      $     1,739.6
                                                                =================  =================  =================

Supplemental cash flow information:

  Interest Paid...............................................   $       59.9       $        74.5      $        86.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (40.8)      $       146.5      $       154.4
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), formerly The Equitable of Colorado.

        Investment Management
        ---------------------

        The Investment Management segment (formerly the Investment Services segment) is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership, and its subsidiaries ("AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investments, including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, by means of separately managed accounts, sub-advisory relationships, structured products, group trusts, mutual funds and other investment vehicles, (b) retail, servicing individual investors, primarily by means of retail mutual funds, sub-advisory relationships in respect of mutual funds sponsored by third parties, separately managed account programs that are sponsored by various financial intermediaries worldwide, and other investment vehicles, (c) private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, by means of separately managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) institutional research by means of in-depth independent, fundamental research, portfolio strategy, trading and brokerage-related services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formally known as Sanford C. Bernstein, Inc. ("Bernstein"), Sanford C. Bernstein & Co. LLC ("SCB LLC"), Sanford C. Bernstein Limited ("SCBL") and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc (the "Bernstein Acquisition"). AXA Financial agreed to provide liquidity to these former Bernstein shareholders after a two-year lockout period that ended October 2002. Since 2002, the Company acquired 18.9 million units in AllianceBernstein L.P. ("AllianceBernstein Units") at the aggregate market price of $660.4 million from SCB Inc and SCB Partners under a preexisting agreement and recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million. Minority interest subject to redemption rights represents the remaining 16.3 million of private AllianceBernstein Units issued to former Bernstein shareholders in connection with AllianceBernstein's acquisition of Bernstein. At December 31, 2006 and 2005, the Company's consolidated economic interest in AllianceBernstein was 45.6% and 46.3%, respectively. At December 31, 2006 and 2005,
        AXA Financial Group's consolidated economic interest in AllianceBernstein was approximately 60.3% and 61.1%, respectively. On

        February 23, 2007, AXA Financial purchased another tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AllianceBernstein put at a purchase price of approximately $745.7 million. After the purchase, together with its ownership with other AXA Financial Group companies, the beneficial ownership in AllianceBernstein L.P. increased by approximately 3% to 63.3%. The remaining 8.16 million AllianceBernstein Units may be sold to AXA Financial at the prevailing market price no sooner than nine months after the February 23, 2007 purchase or over the following period ending October 2, 2009.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2006," "2005" and "2004" refer to the years ended December 31, 2006, 2005 and 2004, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation. The consolidated statements of cash flows for 2005 and 2004 have been revised to reflect cash outflows related to capitalized software, leasehold improvements and EDP equipment as cash used in investing activities rather than cash used by operating activities to be consistent with the 2006 presentation.

        Accounting Changes
        ------------------

        On December 31, 2006, the Company implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

        As required by SFAS No. 158, the $449.5 million, net of income tax and minority interest, impact of initial adoption has been reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension at December 31, 2006 reduced total assets by approximately $684.2 million, due to the reduction of prepaid pension cost of $684.2 million and decreased total liabilities by approximately $234.7 million. The change in liabilities principally resulted from the decrease in income taxes payable of $242.7 million partially offset by an increase in benefit plan liabilities of $12.0 million. See Note 12 of Notes to Consolidated Financial Statements for further information.

        SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

        On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, the Company elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), The Company had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares and various cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes and minority interest for 2006 and consolidated net earnings for 2006 were $46.9 million and $29.9 million lower, respectively, than if these plans had continued to be accounted for under APB No. 25.

        Under the modified prospective method, the Company applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 that prior to adoption of SFAS No. 123(R) would have been reflected by the Company only in pro forma disclosures, were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

        Effective with its adoption of SFAS No. 123(R), the Company elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the Financial Accounting Standards Board (the "FASB") in FASB Staff Position ("FSP") No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under GAAP, either in the financial statements or in the pro forma disclosures. In the event that a shortfall of tax benefits occurs during a reporting period (i.e. tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

        On January 1, 2006, the Company adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on the Company's results of operations or financial position.

        In third quarter 2004, the Company began to implement FSP No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003", that provides guidance on employers' accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") signed into law in December 2003. The MMA introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit. FSP No. 106-2 required the effects of the MMA to be reflected in measurements of the accumulated postretirement benefits obligation and net periodic postretirement benefit cost made on or after the date of enactment. As permitted by FSP No. 106-2, the Company initially elected to defer these remeasurements and to provide required disclosures pending regulations regarding the determination of eligibility for the Federal subsidy under the MMA. Following consideration of regulations and guidance issued by the Center for Medicare and Medicaid Services in fourth quarter 2005, management and its actuarial advisors concluded that the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits. Consequently, the estimated subsidy has been reflected in measurements of the accumulated postretirement benefits obligations for these plans as of January 1, 2005, and the resulting aggregate reduction of $51.9 million was accounted for prospectively as an actuarial experience gain in accordance with FSP No. 106-2. The impact of the MMA, including the effect of the subsidy, resulted in a decrease in the annual net periodic postretirement benefits costs for 2005 of approximately $7.4 million.

        At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FASB Interpretation ("FIN") 46(R), "Consolidation of Variable Interest Entities, Revised".

        At December 31, 2006 and 2005, the Insurance Group's General Account held $5.8 million of investment assets issued by VIEs and determined to be significant variable interests under FIN 46(R). At December 31, 2006 and 2005, as reported in the consolidated balance sheet, these investments included $4.7 million of fixed maturities (collateralized debt and loan obligations) and $1.1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2006 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that AllianceBernstein is required to consolidate under FIN 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia (collectively, the "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

        AllianceBernstein derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

        AllianceBernstein has significant variable interests in certain other VIEs with approximately $226.4 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments in and prospective investment management fees earned in these entities.

        Effective January 1, 2004, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 required a change in the Company's accounting policies relating to
        (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

        The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities.

        Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

        Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

        In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

        The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

        New Accounting Pronouncements
        -----------------------------

        On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with earlier application encouraged. Management is currently assessing the potential impacts of adoption of SFAS No. 157.

        On July 13, 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes," to clarify the criteria used to recognize and measure the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained assuming examination by the taxing authority, based on the technical merits of the position. Tax positions meeting the recognition criteria are required to be measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon ultimate settlement and, accordingly, requires consideration of the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. FIN 48 is effective for fiscal years beginning after December 15, 2006, thereby requiring application of its provisions, including the threshold criteria for recognition, to all tax positions of AXA Financial Group at January 1, 2007. The cumulative effect of applying FIN 48, if any, is to be reported as an adjustment to the opening balance of retained earnings. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. Management is currently assessing the potential impacts of adoption of FIN 48.

        On September 19, 2005, the AICPA released SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC")/VOBA and other related balances must be written off. The SOP is effective for transactions occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Restatement of previously issued annual financial statements is not permitted, and disclosure of the pro forma effects of retroactive application or the pro forma effect on the year of adoption is not required. The adoption of SOP 05-1 is not expected to have a material impact on the Company's results of operations or financial position.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

        Trading securities, which include equity securities and fixed maturities, are carried at estimated fair value.

        Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce its exposure to interest rate fluctuations on its long-term debt obligations. Various derivative instruments are used to achieve these objectives, including interest rate floors, futures and interest rate swaps. None of the derivatives were designated as qualifying hedges under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

        The Insurance Group issues certain variable annuity products with Guaranteed Minimum Death Benefit ("GMBD") and Guaranteed Minimum Income Benefit ("GMIB") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. For both GMDB and GMIB, the Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. The Company regularly enters into futures contracts to hedge such risks. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133, and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates. See Note 8 of Notes to Consolidated Financial Statements.

        Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors.

        The Company is exposed to equity market fluctuations through investments in Separate Accounts. The Company enters into exchange traded equity futures contracts to minimize such risk.

        The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the National Association of Insurance Commissioners ("NAIC").

        All derivatives outstanding at December 31, 2006 and 2005 are recognized on the balance sheet at their fair values and all outstanding equity-based and treasury futures contracts were exchange-traded and are net settled daily. All gains and losses on derivative financial instruments are reported in earnings.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized
        --------------------------------------------------------------------
        Investment Gains (Losses)
        -------------------------

        Net investment income and realized investment gains (losses), net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations principally consisting of group non-participating wind-up annuity products ("Wind-up Annuities"), Closed Block policyholders dividend obligation and DAC related to universal life and investment-type products and participating traditional life contracts.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2006 and 2005.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets expected future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.8% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.8% net of product weighted average Separate Account fees) and 0% (-2.2% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2006, current projections of future average gross market returns assume a 0.5% return for 2007, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after 7 quarters.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2006, the average rate of assumed investment yields, excluding policy loans, was 6.0% grading to 6.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with a GMDB feature, guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits for life ("WBL"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.7% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2006, participating policies, including those in the Closed Block, represent approximately 4.4% ($9.1 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the General Account in connection with the adoption of SOP 03-1 as of January 1, 2004.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2006, 2005 and 2004, investment results of such Separate Accounts were gains of $5,689.1 million, $3,409.5 million and $2,191.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC, for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts provide for a performance-based fee, in addition to or in lieu of a base fee, that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which the deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received.

        Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the one-year, three-year and five-year periods ended December 31, 2006. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. Goodwill is tested annually for impairment.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein units include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2006 were not significant.

3)      INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS            GROSS
                                              AMORTIZED          UNREALIZED       UNREALIZED       ESTIMATED
                                                 COST              GAINS            LOSSES        FAIR VALUE
                                            ---------------   --------------   ---------------  --------------
                                                                       (IN MILLIONS)
       DECEMBER 31, 2006
       -----------------
       Fixed Maturities:
         Available for Sale:
           Corporate.....................   $    23,023.3      $     690.4     $      264.5     $   23,449.2
           Mortgage-backed...............         1,931.1              2.7             38.3          1,895.5
           U.S. Treasury, government
             and agency securities.......         1,284.3             29.9             10.4          1,303.8
           States and political
             subdivisions................           170.2             17.3               .9            186.6
           Foreign governments...........           219.2             38.1               .3            257.0
           Redeemable preferred stock....         1,879.8             78.8             19.6          1,939.0
                                            ---------------   --------------   ---------------  --------------
             Total Available for Sale....   $    28,507.9     $      857.2     $      334.0     $   29,031.1
                                            ===============   ==============   ===============  ==============

       Equity Securities:
         Available for sale..............   $        95.7     $        2.2     $         .9     $       97.0
         Trading securities..............           408.0             35.4              9.9            433.5
                                            ---------------   --------------   ---------------  --------------
       Total Equity Securities...........   $       503.7     $       37.6     $       10.8     $      530.5
                                            ===============   ==============   ===============  ==============

       December 31, 2005
       -----------------
       Fixed Maturities:
         Available for Sale:
           Corporate.....................   $    23,222.8     $      977.4     $      190.7     $   24,009.5
           Mortgage-backed...............         2,386.3              8.3             39.3          2,355.3
           U.S. Treasury, government
             and agency securities.......         1,448.7             37.5              7.6          1,478.6
           States and political
             subdivisions................           193.4             19.1               .3            212.2
           Foreign governments...........           238.2             40.9               .1            279.0
           Redeemable preferred stock....         1,605.5            104.9             10.2          1,700.2
                                            ---------------   --------------   ---------------  --------------
             Total Available for Sale....   $    29,094.9     $    1,188.1     $      248.2     $   30,034.8
                                            ===============   ==============   ===============  ==============

       Equity Securities:
         Available for sale..............   $        45.7     $        2.1     $         .4     $       47.4
         Trading securities..............           262.5             24.5              3.2            283.8
                                            ---------------   --------------   ---------------  --------------
       Total Equity Securities...........   $       308.2     $       26.6     $        3.6     $      331.2
                                            ===============   ==============   ===============  ==============

        At December 31, 2006 and 2005 respectively, the Company had trading fixed maturities with a amortized cost of $30.5 million and $30.5 million and carrying value of $31.6 million and $30.5 million. Gross unrealized gains on trading fixed maturities were $.5 million and zero for 2006 and 2005 respectively.

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2006 and 2005, securities without a readily ascertainable market value having an amortized cost of $4,417.0 million and $4,307.8 million, respectively, had estimated fair values of $4,518.5 million and $4,492.4 million, respectively.

        The contractual maturity of bonds at December 31, 2006 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                               -------------------------------------
                                                                                  AMORTIZED           ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Due in one year or less..............................................    $      988.0       $       994.9
       Due in years two through five........................................         5,654.5             5,838.3
       Due in years six through ten.........................................        10,604.3            10,653.5
       Due after ten years..................................................         7,450.2             7,709.9
                                                                               -----------------   -----------------
           Subtotal.........................................................        24,697.0            25,196.6
       Mortgage-backed securities...........................................         1,931.1             1,895.5
                                                                               -----------------   -----------------
       Total................................................................    $   26,628.1       $    27,092.1
                                                                               =================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses fixed maturities (1,769 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2006:

                                  LESS THAN 12 MONTHS            12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                          GROSS                          GROSS
                                ESTIMATED       UNREALIZED      ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------   --------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)
   Fixed Maturities:
     Corporate.............  $   3,081.0      $     36.9      $   5,999.7    $    227.6      $   9,080.7    $    264.5
     Mortgage-backed.......        189.2             1.3          1,529.0          37.0          1,718.2          38.3
     U.S. Treasury,
       government and
       agency securities...         98.7              .2            447.0          10.2            545.7          10.4
     States and political
       subdivisions........          -                 -             25.9            .9             25.9            .9
     Foreign governments...          6.6              .1              9.5            .2             16.0            .3
     Redeemable
       preferred stock.....        174.0             2.4            495.9          17.2            669.9          19.6
                             --------------   --------------  -------------  -------------   -------------  -------------

   Total Temporarily
     Impaired Securities ..  $   3,549.5      $     40.9      $   8,507.0    $    293.1      $  12,056.4    $    334.0
                             ==============   ==============  =============  =============   =============  =============

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2006, approximately $656.0 million or 2.3% of the $28,507.9 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

        At December 31, 2006, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $3.1 million.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $65.0 and $65.3 million at December 31, 2006 and 2005, respectively. Gross interest income on these loans included in net investment income aggregated $4.1 million, $5.0 million and $6.9 million in 2006, 2005 and 2004, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.8 million, $6.0 million and $8.5 million in 2006, 2005 and 2004, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2006                  2005
                                                                            ------------------   -------------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......   $      76.8          $      78.3
        Impaired mortgage loans without investment valuation allowances....            .1                  4.5
                                                                            ------------------   -------------------
        Recorded investment in impaired mortgage loans.....................          76.9                 82.8
        Investment valuation allowances....................................         (11.3)               (11.8)
                                                                            ------------------   -------------------
        Net Impaired Mortgage Loans........................................   $      65.6          $      71.0
                                                                            ==================   ===================

        During 2006, 2005 and 2004, respectively, the Company's average recorded investment in impaired mortgage loans was $78.8 million, $91.2 million and $148.3 million. Interest income recognized on these impaired mortgage loans totaled $4.5 million, $8.9 million and $11.0 million for 2006, 2005 and 2004, respectively.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2006 and 2005, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $65.5 million and $71.1 million.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2006 and 2005, the Company owned $204.8 million and $217.8 million, respectively, of real estate acquired in satisfaction of debt. During 2006, 2005 and 2004, no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $232.1 million and $214.1 million at December 31, 2006 and 2005, respectively. Depreciation expense on real estate totaled $21.6 million, $22.6 million and $20.8 million for 2006, 2005 and 2004, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                  2006             2005              2004
                                                            ---------------  ---------------   --------------
                                                                               (IN MILLIONS)
        Balances, beginning of year........................   $     11.8       $      11.3      $     20.5
        Additions charged to income........................         10.1               3.6             3.9
        Deductions for writedowns and
          asset dispositions...............................          (.9)             (3.1)          (13.1)
                                                            ---------------  ---------------   --------------
        Balances, End of Year..............................   $     21.0       $      11.8      $     11.3
                                                            ===============  ===============   ==============

        Balances, end of year comprise:
          Mortgage loans on real estate....................   $     11.3       $      11.8       $     11.3
          Equity real estate...............................          9.7               -                -
                                                            ---------------  ---------------   --------------
        Total..............................................   $     21.0       $      11.8       $     11.3
                                                            ===============  ===============   ==============

        Equity Method Investments
        -------------------------

        Included in other equity investments, are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,272.2 million and $1,028.6 million, respectively, at December 31, 2006 and 2005. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $70.9 million and $119.6 million, respectively, at December 31, 2006 and 2005. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $169.6 million, $157.2 million and $66.2 million, respectively, for 2006, 2005 and 2004.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 8 individual ventures at December 31, 2006 and 2005, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost........................  $     421.7         $     527.4
       Investments in securities, generally at estimated fair value...........         94.6               118.4
       Cash and cash equivalents..............................................          9.7                27.5
       Other assets...........................................................         22.3                18.6
                                                                               -----------------   -----------------
       Total Assets...........................................................  $     548.3         $     691.9
                                                                               =================   =================

       Borrowed funds - third party...........................................  $     278.1         $     282.7
       Other liabilities......................................................          6.8                12.4
                                                                               -----------------   -----------------
       Total liabilities......................................................        284.9               295.1
                                                                               -----------------   -----------------

       Partners' capital......................................................        263.4               396.8
                                                                               -----------------   -----------------
       Total Liabilities and Partners' Capital................................  $     548.3         $     691.9
                                                                               =================   =================

       The Company's Carrying Value in These Entities Included Above..........  $      78.7         $     135.6
                                                                               =================   =================


                                                                  2006             2005              2004
                                                            ---------------  ---------------   --------------
                                                                              (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............   $       88.5     $    98.2           $  95.2
        Net revenues of other limited
          partnership interests............................           (1.3)          6.3              19.8
        Interest expense - third party.....................          (18.5)        (18.2)            (16.9)
        Other expenses.....................................          (53.7)        (62.2)            (64.0)
                                                            ---------------  ---------------   --------------
        Net Earnings.......................................   $       15.0     $    24.1           $  34.1
                                                            ===============  ===============   ==============

        The Company's Equity in Net Earnings of These
          Entities Included Above..........................   $       14.4     $    11.6           $  11.0
                                                            ===============  ===============   ==============

        Derivatives
        -----------

        At December 31, 2006, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and European, Australasia, Far East ("EAFE") indices, having initial margin requirements of $140.7 million. Contracts are net settled daily. At December 31, 2006, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having initial margin requirements of $4.2 million.

        The outstanding notional amounts of derivative financial instruments purchased and sold at December 31, 2006 and 2005 were:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Notional Amount by Derivative Type:
          Options:
              Floors.........................................................   $     32,000        $    24,000
              Exchange traded U.S. Treasuries and equity index futures.......          3,536              2,208
                                                                               -----------------   -----------------
          Total..............................................................   $     35,536        $    26,208
                                                                               =================   =================

        At December 31, 2006 and 2005 and during the years then ended, there were no financial instruments that contained implicit or explicit terms that met the definitions of an embedded derivative component that needed to be separated from the host contract and accounted for as a derivative under the provisions of SFAS No. 133.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to the AllianceBernstein totaled $3.4 billion at December 31, 2006 and 2005.

        The gross carrying amount of AllianceBernstein related intangible assets were $563.7 million and $564.1 million at December 31, 2006 and 2005, respectively and the accumulated amortization of these intangible assets were $232.1 million and $208.5 million at December 31, 2006 and 2005, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23.6 million, $23.5 million and $22.9 million for 2006, 2005 and 2004, respectively.

        At December 31, 2006 and 2005, respectively, net deferred sales commissions totaled $194.9 million and $196.6 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2006 net balance for each of the next five years is $77.8 million, $54.1 million, $39.3 million, $18.3 million and $4.9 million.

5)      FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6, 10 and 16 of Notes to Consolidated Financial Statements are presented below:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                             2006                                2005
                                                --------------------------------   ---------------------------------
                                                   CARRYING        ESTIMATED          Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value          Fair Value
                                                ---------------  ---------------   ---------------  ----------------
                                                                           (IN MILLIONS)
        Consolidated:
        ------------
        Mortgage loans on real estate..........   $   3,240.7      $   3,285.7       $   3,233.9       $   3,329.0
        Other limited partnership interests....       1,262.6          1,262.6           1,015.2           1,015.2
        Policy loans...........................       3,898.1          4,252.9           3,824.2           4,245.6
        Policyholders liabilities:
          Investment contracts.................      17,092.5         17,106.0          18,021.0          18,289.1
        Long-term debt.........................         199.8            229.7             207.4             240.2

        Closed Block:
        ------------
        Mortgage loans on real estate..........   $     809.4      $     827.8       $     930.3       $     957.7
        Other equity investments...............           2.2              2.2               3.3               3.3
        Policy loans...........................       1,233.1          1,372.8           1,284.4           1,454.1
        SCNILC liability.......................          10.4             10.3              11.4              11.6

        Wind-up Annuities:
        -----------------
        Mortgage loans on real estate..........   $       2.9      $       3.0       $       6.7       $       7.1
        Other equity investments...............           2.3              2.3               3.1               3.1
        Guaranteed interest contracts..........           5.8              6.0               6.5               6.4
        Long-term debt.........................         101.7            101.7             101.7             101.7

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                DECEMBER 31,         December 31,
                                                                                    2006                 2005
                                                                              ----------------     -----------------
                                                                                         (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....   $    8,759.5       $     8,866.1
        Policyholder dividend obligation.....................................            3.2                73.7
        Other liabilities....................................................           29.1                28.6
                                                                              ----------------    -----------------
        Total Closed Block liabilities.......................................        8,791.8             8,968.4
                                                                              ----------------    -----------------
        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $5,967.6 and $5,761.5)..........................        6,019.4             5,908.7
        Mortgage loans on real estate........................................          809.4               930.3
        Policy loans.........................................................        1,233.1             1,284.4
        Cash and other invested assets.......................................            6.8                56.2
        Other assets.........................................................          286.2               304.4
                                                                              ----------------    -----------------
        Total assets designated to the Closed Block..........................        8,354.9             8,484.0
                                                                              ----------------    -----------------
        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................          436.9               484.4

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains, net of deferred income tax expense of $17.0 and $25.7 and policyholder dividend
             obligations of $3.2 and $73.7...................................           31.6                47.8
                                                                              ----------------    -----------------
        Maximum Future Earnings To Be Recognized From Closed Block
           Assets and Liabilities............................................   $      468.5       $       532.2
                                                                              ================    =================


        Closed Block revenues and expenses as follow:

                                                                  2006         2005           2004
                                                             ------------  ------------   -----------
                                                                          (IN MILLIONS)

      REVENUES:
      Premiums and other income............................   $   428.1     $  449.3       $  471.0
      Investment income (net of investment
         expenses of $0.1, $0, and $0.3)...................       520.2        525.9          554.8
      Investment gains, net................................         1.7          1.2           18.6
                                                             ------------  ------------   -----------
      Total revenues.......................................       950.0        976.4        1,044.4
                                                             ------------  ------------   -----------

      BENEFITS AND OTHER DEDUCTIONS:
      Policyholders' benefits and dividends................       852.2        842.5          883.8
      Other operating costs and expenses...................         3.0          3.4            3.5
                                                             ------------  ------------   -----------
      Total benefits and other deductions..................       855.2        845.9          887.3
                                                             ------------  ------------   -----------

      Net revenues before income taxes.....................        94.8        130.5          157.1
      Income tax expense...................................       (31.1)       (45.6)         (56.4)
                                                             ------------  ------------   -----------
      Net Revenues.........................................   $    63.7     $   84.9       $  100.7
                                                             ============  ============   ===========


        Reconciliation of the policyholder dividend obligation follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                     2006             2005
                                                                               ---------------   ------------
                                                                                         (IN MILLIONS)
       Balance at beginning of year........................................     $      73.7       $ 264.3
       Unrealized investment losses........................................           (70.5)       (190.6)
                                                                               ---------------   -----------
       Balance at End of Year .............................................     $       3.2       $  73.7
                                                                               ===============   ===========

        Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                          DECEMBER 31,
                                                                               -----------------------------
                                                                                     2006          2005
                                                                               --------------   ------------
                                                                                         (IN MILLIONS)
       Impaired mortgage loans with investment valuation allowances........     $      17.8       $ 59.1
       Impaired mortgage loans without investment valuation allowances.....              .1          4.0
                                                                               ---------------   -----------
       Recorded investment in impaired mortgage loans......................            17.9         63.1
       Investment valuation allowances.....................................            (7.3)        (7.1)
                                                                               ---------------   -----------
       Net Impaired Mortgage Loans.........................................     $      10.6       $ 56.0
                                                                               ===============   ===========

        During 2006, 2005 and 2004, the Closed Block's average recorded investment in impaired mortgage loans was $59.9 million, $61.0 million and $62.6 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.1 million and $4.7 million for 2006, 2005 and 2004, respectively.

        Valuation allowances amounted to $7.3 million and $7.1 million on mortgage loans on real estate at December 31, 2006 and 2005, respectively. Writedowns of fixed maturities amounted to $1.4 million, $7.7 million and $10.8 million for 2006, 2005 and 2004, respectively.

7)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                           DECEMBER 31,
                                                                               ------------------------------
                                                                                     2006             2005
                                                                               ---------------    -----------
                                                                                         (IN MILLIONS)
       Balance, beginning of year..........................................     $     555.0         $ 461.0
       Contractholder bonus interest credits deferred .....................           155.4           142.4
       Amortization charged to income .....................................           (59.7)          (48.4)
                                                                               ---------------   ------------
       Balance, End of Year ...............................................     $     650.7         $ 555.0
                                                                               ===============   ============

8)      GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB and GMIB
           ------------------------------------------

        The Company has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

        o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

        o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

        o  Roll-Up:  the benefit is the greater of current  account value or
           premiums  paid   (adjusted  for   withdrawals)   accumulated   at
           contractually specified interest rates up to specified ages; or

        o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:


                                                                  GMDB          GMIB            TOTAL
                                                             --------------  -----------    ------------
                                                                               (IN MILLIONS)

       Balance at January 1, 2004.........................   $      69.3      $  85.6        $ 154.9
         Paid guarantee benefits..........................         (46.8)        -             (46.8)
         Other changes in reserve.........................          45.1         32.0           77.1
                                                            ---------------  ------------   ------------
       Balance at December 31, 2004.......................          67.6        117.6          185.2
         Paid guarantee benefits..........................         (39.6)        (2.2)         (41.8)
         Other changes in reserve.........................          87.2         58.2          145.4
                                                            ---------------  ------------   ------------
       Balance at December 31, 2005.......................         115.2        173.6          288.8
         Paid guarantee benefits..........................         (31.6)        (3.3)         (34.9)
         Other changes in reserve.........................          80.1         58.0          138.1
                                                            ---------------  ------------   ------------
       Balance at December 31, 2006.......................   $     163.7      $  228.3       $ 392.0
                                                            ===============  ============   ============

        Related GMDB reinsurance ceded amounts were:

                                                                   GMDB
                                                             -----------------

        Balance at January 1, 2004.........................   $      17.2
          Paid guarantee benefits..........................         (12.9)
          Other changes in reserve.........................           6.0
                                                             -----------------
        Balance at December 31, 2004.......................          10.3
          Paid guarantee benefits..........................         (12.1)
          Other changes in reserve.........................          24.5
                                                             -----------------
        Balance at December 31, 2005.......................          22.7
          Paid guarantee benefits..........................          (9.1)
          Other changes in reserve.........................          10.0
                                                             -----------------
        Balance at December 31, 2006.......................   $      23.6
                                                             =================

        The December 31, 2006 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship exclusive:

        between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually

                                                  RETURN
                                                    OF
                                                  PREMIUM         RATCHET         ROLL-UP          COMBO           TOTAL
                                               -------------- ----------------  -------------   -------------  ---------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account..................   $   11,331      $      408       $     319      $      646       $    12,704
           Separate Accounts................   $   25,633      $    7,856       $   7,653      $   23,165       $    64,307
        Net amount at risk, gross...........   $      302      $      234       $   1,447      $       41       $     2,024
        Net amount at risk, net of
           amounts reinsured................   $      302      $      164       $     883      $       41       $     1,390
        Average attained age of
           contractholders..................         49.5            61.0            64.3            61.2              52.6
        Percentage of contractholders
          over age 70.......................          7.5%           22.6%           33.6%           21.2%             11.8%
        Range of contractually specified
           interest rates...................         N/A              N/A            3%-6%           3%-6%

      GMIB:
      -----
        Account values invested in:
           General Account..................         N/A              N/A       $      87       $     882       $       969
           Separate Accounts................         N/A              N/A       $   5,248       $  31,736       $    36,984
        Net amount at risk, gross...........         N/A              N/A       $     277       $      -        $       277
        Net amount at risk, net of
           amounts reinsured................         N/A              N/A       $      71       $      -        $        71
        Weighted average years remaining
           until earliest annuitization.....         N/A              N/A             2.4             8.4               7.4
        Range of contractually specified
           interest rates...................         N/A              N/A            3%-6%            3%-6%

        B) Separate Account Investments by Investment Category Underlying GMDB
           -------------------------------------------------------------------
           and GMIB Features
           -----------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                   DECEMBER 31,   December 31,
                                                                                       2006           2005
                                                                                  -------------   -------------
                                                                                          (IN MILLIONS)
       GMDB:
          Equity.............................................................      $    42,885     $  35,857
          Fixed income.......................................................            4,438         4,353
          Balanced...........................................................           14,863         9,121
          Other..............................................................            2,121         1,813
                                                                                  --------------  -------------
          Total..............................................................      $    64,307     $  51,144
                                                                                  ==============  =============
       GMIB:
          Equity.............................................................      $    22,828     $  17,540
          Fixed income.......................................................            2,727         2,608
          Balanced...........................................................           10,439         5,849
          Other..............................................................              990           680
                                                                                  --------------  -------------
          Total..............................................................      $    36,984     $  26,677
                                                                                  ==============  =============

        C) Hedging Programs for GMDB and GMIB Features
           -------------------------------------------

        In 2003, the Company initiated a program intended to provide an economic hedge against certain risks associated with the GMDB feature of the Accumulator(R) series of variable annuity products sold beginning April 2002. In 2004, the program was expanded to provide an economic hedge against certain risks associated with the GMIB feature of the Accumulator(R) series of variable annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2006, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $41,597 million and $52 million, respectively, with the GMDB feature and $24,409 million and zero million, respectively, with the GMIB feature.

        Although these programs are designed to provide economic protection against the impact adverse market conditions may have with respect to GMDB and GMIB guarantees, they do not qualify for hedge accounting treatment under SFAS No. 133. Therefore, SFAS No. 133 requires gains or losses on the futures contracts used in these programs, including current period changes in fair value, to be recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
            ------------------------------------------------------------------
            Guarantee
            ---------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                DIRECT       REINSURANCE
                                                               LIABILITY         CEDED           NET
                                                             ------------   --------------   ------------
                                                                             (IN MILLIONS)
       Balance at January 1, 2004.........................    $   37.4        $   -            $  37.4
         Impact of adoption of SOP 03-1...................       (23.4)           (1.7)          (25.1)
         Other changes in reserve.........................         6.5            (4.4)            2.1
                                                             ------------   --------------   -------------
       Balance at December 31, 2004.......................        20.5            (6.1)           14.4
         Other changes in reserve.........................        14.3           (14.3)              -
                                                             ------------   --------------   -------------
       Balance at December 31, 2005.......................        34.8           (20.4)           14.4
         Other changes in reserve.........................        32.0           (27.5)            4.5
                                                             ------------   --------------   -------------
       Balance at December 31, 2006.......................    $   66.8        $  (47.9)        $  18.9
                                                             ============   ==============   =============

9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on single life policies of $25 million and on second-to-die policies of $30 million with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 40% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

        At December 31, 2006, the Company had reinsured in the aggregate approximately 31.3% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 74% of its current liability exposure resulting from the GMIB feature. See Note 8 of Notes to Consolidated Financial Statements.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2006 and 2005 were $117.8 million and $132.6 million, respectively. The (decrease) increase in estimated fair value was $(14.8) million, $42.6 million and $61.0 million for 2006, 2005 and 2004, respectively.

        At December 31, 2006 and 2005, respectively, reinsurance recoverables related to insurance contracts amounted to $2.69 billion and $2.60 billion. Reinsurance payables related to insurance contracts totaling $54.2 million and $39.7 million are included in other liabilities in the consolidated balance sheets.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $262.6 million and $288.4 million at December 31, 2006 and 2005, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2006 and 2005 were $644.4 million and $624.6 million, respectively.

        The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2006             2005         2004
                                                             --------------   -------------- ----------
                                                                               (IN MILLIONS)

       Direct premiums....................................   $     854.6      $  901.0       $ 828.9
       Reinsurance assumed................................         196.1         170.1         191.2
       Reinsurance ceded..................................        (232.9)       (189.4)       (140.5)
                                                            ---------------  ------------   -----------
       Premiums                                              $     817.8      $  881.7       $ 879.6
                                                            ===============  ============   ===========
       Universal Life and Investment-type Product
         Policy Fee Income Ceded..........................   $     152.8      $  169.3       $ 134.8
                                                            ===============  ============   ===========
       Policyholders' Benefits Ceded......................   $     379.2      $  300.2       $ 361.0
                                                            ===============  ============   ===========
       Interest Credited to Policyholders' Account
         Balances Ceded...................................   $      53.8      $   50.9        $ 50.2
                                                            ===============  ============   ===========

        Individual Disability Income and Major Medical
        ----------------------------------------------
        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.9 million and $91.2 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, respectively, $1,032.4 million and $1,043.9 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                 2006          2005         2004
                                                            ------------  ------------  ------------
                                                                          (IN MILLIONS)
       Incurred benefits related to current year.........    $    35.8     $   35.6      $   35.0
       Incurred benefits related to prior years..........          9.9         50.3          12.8
                                                            ------------  ------------  ------------
       Total Incurred Benefits...........................    $    45.7     $   85.9      $   47.8
                                                            ============  ============  ============

       Benefits paid related to current year.............    $    14.0     $   14.8      $   12.9
       Benefits paid related to prior years..............         30.0         44.7          33.1
                                                            ------------  ------------  ------------
       Total Benefits Paid...............................    $    44.0     $   59.5      $   46.0
                                                            ============  ============  ============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                              -----------------------------
                                                                                   2006            2005
                                                                              -------------    ------------
                                                                                       (IN MILLIONS)
       Short-term debt:
       Current portion of long-term debt...................................   $      -         $    399.7
       Promissory note, 5.27% .............................................       248.3             248.3
       AllianceBernstein commercial paper .................................       334.9              -
                                                                              ------------     -----------
       Total short-term debt...............................................       583.2             648.0
                                                                              ------------     -----------
       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015....................................       199.8             199.8
                                                                              ------------     -----------
             Total AXA Equitable...........................................       199.8             199.8
                                                                              ------------     -----------
       AllianceBernstein:
         Other.............................................................          -                7.6
                                                                              ------------     -----------
             Total AllianceBernstein.......................................          -                7.6
                                                                              ------------     -----------
       Total long-term debt................................................       199.8             207.4
                                                                              ------------     -----------
       Total Short-term and Long-term Debt.................................   $   783.0        $    855.4
                                                                              ============     ===========

        Short-term Debt
        ---------------

        On July 9, 2004, AXA and certain of its subsidiaries, including AXA Financial, entered into a (euro)3.5 billion global revolving credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial for general corporate purposes.

        AXA Equitable has a $350.0 million, one-year promissory note, of which $101.7 million is included within Wind-up Annuities. The promissory note, which matures in March 2007, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

        At December 31, 2006 and 2005, the Company had pledged real estate of $326.0 million and $320.8 million, respectively, as collateral for certain short-term debt.

        In August 2001, AllianceBernstein issued $400.0 million 5.625% notes pursuant to a shelf registration statement that originally permitted AllianceBernstein to issue up to $600.0 million in senior debt securities. AllianceBernstein currently has $200.0 million available under the shelf registration statement for future issuances. The proceeds from the AllianceBernstein notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes. The AllianceBernstein notes matured in August 2006. AllianceBernstein used cash flow from operations as well as proceeds from the issuance of commercial paper to retire the notes at maturity.

        In February 2006, AllianceBernstein entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. The revolving credit facility is intended to provide back-up liquidity for AllianceBernstein's commercial paper program, which increased from $425.0 million to $800.0 million in May 2006. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. AllianceBernstein was in compliance with the covenants as of December 31, 2006.

        As of December 31, 2006, AllianceBernstein maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to AllianceBernstein's commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support.

        In 2006, SCB LLC entered into four separate uncommitted credit facility agreements with various banks, each for $100.0 million. As of December 31, 2006, there were no amounts outstanding under these credit facilities. During the first quarter 2007, SCB LLC increased three of the agreements to $200.0 million each and entered into an additional agreement for $100.0 million with a new bank.

        Long-term Debt
        --------------

        At December 31, 2006, the Company was not in breach of any debt covenants.

11)     RELATED PARTY TRANSACTIONS

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $53.5 million, $57.2 million and $55.0 million, respectively, for 2006, 2005 and 2004.

        The Company paid $767.2 million, $695.0 million and $658.8 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2006, 2005 and 2004. The Company charged AXA Distribution's subsidiaries $352.9 million, $324.4 million and $293.1 million, respectively, for their applicable share of operating expenses for 2006, 2005 and 2004, pursuant to the Agreements for Services.

        In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a Japanese subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        In 2005, AXA Financial issued a note to AXA Equitable in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect, wholly owned subsidiary of AXA Financial, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $91.9 million, $57.9 million and $28.6 million of premiums and $49.1 million, $26.3 million and $16.4 million of reinsurance reserves to AXA Bermuda in 2006, 2005 and 2004, respectively.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2006 under this arrangement totaled approximately $1.1 million.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and AllianceBernstein to AXA under such agreements totaled approximately $28.8 million, $32.8 million and $30.2 million in 2006, 2005 and 2004, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $27.9 million, $30.4 million and $38.9 million in 2006, 2005 and 2004, respectively. Included in the payments by AXA and AXA affiliates to the Company are $12.6 million, $12.7 million and $12.7 million from AXA Tech, which represent the net amount of payments resulting from services and facilities provided by the Company to AXA Tech of $111.0 million, $110.9 million and $106.4 million less the payments for services provided from AXA Tech to the Company of $98.4 million, $98.2 million and $93.7 million for 2006, 2005 and 2004, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                   2006               2005               2004
                                                             -----------------   ----------------  ------------------
                                                                                  (IN MILLIONS)

        Investment advisory and services fees..............   $       840.5       $       728.5     $        744.7
        Distribution revenues..............................           421.0               397.8              447.3
        Other revenues - shareholder servicing fees........            97.2                99.3              116.0
        Other revenues - other.............................             6.9                 8.0                8.8
        Institutional research services....................             1.4                 3.5                5.3


12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are based on a cash balance formula and/or, for certain participants, years of service and final average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

        Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions of $4.3 million in 2006. No significant cash contributions to the Company's qualified plans are expected to be required to satisfy their minimum funding requirements for 2007.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (In Millions)
       Service cost.......................................   $        37.6      $        36.0       $       34.6
       Interest cost on projected benefit obligations.....           122.1              123.7              121.9
       Expected return on assets..........................          (184.8)            (173.7)            (170.9)
       Net amortization and deferrals.....................            81.0               78.8               64.7
                                                            -----------------  -----------------   -----------------
       Net Periodic Pension Expense.......................   $        55.9      $        64.8       $       50.3
                                                            =================  =================   =================

        The plans' projected benefit obligations under the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Benefit obligations, beginning of year.................................  $     2,365.5       $    2,212.0
       Service cost...........................................................           30.6               30.0
       Interest cost..........................................................          122.1              123.7
       Actuarial (gains) losses ..............................................          (64.7)             128.7
       Benefits paid..........................................................         (159.2)            (128.9)
                                                                               -----------------   -----------------
       Benefit Obligations, End of Year.......................................  $     2,294.3       $    2,365.5
                                                                               =================   =================

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the projected benefit obligations. The following table discloses the change in plan assets and the reconciliation of the funded status of the Company's qualified plans to amounts included in the accompanying consolidated balance sheets:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2006               2005
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)
       Plan assets at fair value, beginning of year.............................. $    2,278.5       $     2,126.7
       Actual return on plan assets..............................................        282.0               208.9
       Contributions.............................................................          4.3                78.5
       Benefits paid and fees....................................................       (168.8)             (135.6)
                                                                                  ----------------  -----------------
       Plan assets at fair value, end of year....................................      2,396.0             2,278.5
       Projected benefit obligations.............................................      2,294.3             2,365.5
                                                                                  ----------------  -----------------
       Overfunding (underfunding) of plan assets over
         projected benefit obligations...........................................        101.7               (87.0)
       Unrecognized prior service cost...........................................          -                 (24.4)
       Unrecognized net loss from past experience different
         from that assumed.......................................................          -                 957.3
       Unrecognized net asset at transition......................................          -                  (1.0)
                                                                                  ----------------  -----------------
       Prepaid Pension Cost, Net................................................. $      101.7       $       844.9
                                                                                  ================  =================

        Prepaid and accrued pension costs were $133.1 million and $31.4 million, respectively, at December 31, 2006 and $868.3 million and $23.4 million, respectively, at December 31, 2005. The aggregate projected benefit obligations and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets were $84.7 million and $53.3 million, respectively, at December 31, 2006, and $2,365.5 million and $2,278.5 million, respectively, at December 31, 2005. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $68.4 million and $53.3 million, respectively, at December 31, 2006, and $66.9 million and $47.4 million, respectively, at December 31, 2005. The accumulated benefit obligations for all defined benefit pension plans were $2,226.8 million and $2,290.0 million at December 31, 2006 and 2005, respectively.

        The following table illustrates the incremental line-by-line effect of applying SFAS No. 158 for the pension plans in the December 31, 2006 consolidated balance sheet:

                                                                 Before                                 After
                                                              Application                            Application
                                                                of SFAS                                of SFAS
                                                                 No.158           Adjustments           No.158
                                                            -----------------  -----------------   -----------------
                                                                                 (In Millions)

       Other assets ......................................   $       3,753.0    $      (684.2)      $    3,068.8
       Total assets.......................................         149,970.3           (684.2)         149,286.1
       Income taxes payable...............................           3,216.9           (242.7)           2,974.2
       Other liabilities..................................           1,803.8             12.0            1,815.8
       Minority interest in equity of consolidated
           subsidiaries...................................           2,293.9             (4.0)           2,289.9
       Total liabilities..................................         140,038.4           (234.7)         139,803.7
       Accumulated other comprehensive income.............             282.2           (449.5)            (167.3)
       Total shareholder' equity..........................           9,931.9           (449.5)           9,482.4

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2006 that have not yet been recognized as components of net periodic pension cost:

                                                                                                  DECEMBER 31,
                                                                                                      2006
                                                                                              --------------------
                                                                                                  (IN MILLIONS)
       Unrecognized net actuarial loss ....................................................    $       710.7
       Unrecognized prior service cost (credit)............................................            (18.8)
       Unrecognized net transition obligation (asset)......................................              (.8)
                                                                                              --------------------
            Total .........................................................................    $       691.1
                                                                                              ====================

        The estimated net loss, prior service cost, and net transition asset to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $59.7 million, $(5.6) million, and zero, respectively. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plans of the Company at December 31, 2006 and 2005.

                                                                               DECEMBER 31,
                                                         ----------------------------------------------------------
                                                                   2006                           2005
                                                         ----------------------------------------------------------
                                                                               (IN MILLIONS)
                                                                ESTIMATED                    Estimated
                                                                FAIR VALUE         %         Fair Value      %
                                                         ---------------------   -----    ---------------  ------
       Corporate and government debt securities........    $          429.8       18.0    $     452.3        19.9
       Equity securities...............................             1,720.7       71.8        1,526.5        67.0
       Equity real estate .............................               245.5       10.2          221.8         9.7
       Short-term investments..........................                 -          -            77.9         3.4
       Other...........................................                 -          -             -            -
                                                         ---------------------   -----    ---------------   -----
       Total Plan Assets...............................    $        2,396.0      100.0    $   2,278.5       100.0
                                                         =====================   =====    ===============   =====

        The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real estate investments offer diversity to the total portfolio and long-term inflation protection.

        A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

        The assumed discount rates for measurement of the benefit obligations at December 31, 2006 and 2005 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2006, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 5.75% disclosed below as having been used to measure the benefits obligation at December 31, 2006 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2006 and 2005.

                                                                                     AXA FINANCIAL GROUP
                                                                               --------------------------------
                                                                                   2006               2005
                                                                                   ----               ----
       Discount rate:
         Benefit obligation...............................................        5.75%              5.25%
         Periodic cost....................................................        5.25%              5.75%

       Rate of compensation increase:
         Benefit obligation and periodic cost.............................        6.00%              6.00%

       Expected long-term rate of return on plan assets (periodic cost)...        8.50%              8.50%

        As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

        Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $20.3 million, $21.7 million and $23.2 million for 2006, 2005 and 2004, respectively.

        The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2007, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2006 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                               ----------------
                                                (IN MILLIONS)

                   2007.....................   $    165.1
                   2008.....................        174.1
                   2009.....................        177.2
                   2010.....................        179.2
                   2011.....................        180.3
                   Years 2012 -2016.........        914.4

        AllianceBernstein maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under the AllianceBernstein Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, AllianceBernstein adopted SCB Deferred Compensation Award Plan ("SCB Plan") and agreed to invest $96.0 million per annum for three years to fund purchases of AllianceBernstein Holding L.P. ("AllianceBernstein Holding") units or an AllianceBernstein sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $243.8 million, $186.2 million and $146.7 million for 2006, 2005 and 2004, respectively.

13)     SHARE-BASED COMPENSATION

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2006, the Company recognized $24.8 million of compensation costs under SFAS No. 123(R) for employee stock options, including $16.9 million resulting from unvested awards at January 1, 2006. On March 31, 2006, 3.8 million nonstatutory stock options to purchase AXA ordinary shares were awarded under The AXA Stock Option Plans for AXA Financial Employees and Associates, of which approximately 2.6 million have a four year graded vesting schedule, with one-third vesting on each of the second, third and fourth anniversaries of the grant date and approximately 1.2 million have a 4-year cliff-vesting term. The cost of that award is attributed over the shorter of the employees' four year service-vesting term or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. All of the options granted on March 31, 2006 have a 10-year contractual term. Information about options outstanding and exercisable at December 31, 2006 also is presented. The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately
        124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2006 follows:

                                                                Options Outstanding
                         ---------------------------------------------------------------------------------------------------
                                                                                                    AllianceBernstein
                               AXA Ordinary Shares                    AXA ADRs                        Holding Units
                         -------------------------------- --------------------------------- --------------------------------
                                             Weighted                          Weighted                          Weighted
                             Number          Average'          Number          Average'         Number           Average'
                          Outstanding        Exercise       Outstanding        Exercise      Outstanding         Exercise
                         (In Millions)        Price        (In Millions)        Price       (In Millions)         Price
                         --------------   ---------------  --------------   --------------  --------------    --------------
Options outstanding at
   January 1, 2006.....            3.5    (euro)   20.87           38.6      $     24.06           7.5         $    40.45
Options granted .......            4.0    (euro)   28.40             .7            23.26            - (2)      $    65.02
Options exercised......            -               -               (9.1)     $     22.08          (2.6)        $    38.40
Options forfeited......            (.1)   (euro)   -               (3.4)     $     33.57           (.1)        $    38.19
Options expired........            -               -                  -                             -
                         --------------                    --------------                   --------------
Options Outstanding at
   December 31, 2006...            7.4    (euro)   24.82           26.8      $     23.40           4.8         $    41.62
                         ==============   ===============  ==============   ==============  ==============    ==============
Aggregate Intrinsic                       (euro)    43.2                     $     463.1                       $   186.9
   Value (1)...........                   ===============                   ==============                    ==============
Weighted Average
   Remaining
   Contractual Term
   (in years)..........            8.9                              4.4                           4.37
                         ==============                    ==============                   ==============
Options Exercisable at             -                               20.2      $     23.40           4.4         $    42.24
   December 31, 2006...  ==============                    ==============   ==============  ==============    ==============
Aggregate Intrinsic                               -                          $     342.4                       $    169.3
   Value (1)...........                   ===============                   ==============                    ==============
Weighted Average
   Remaining
   Contractual Term
    (in years).........            -                                3.39                           4.30
                         ==============                    ==============                   ==============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2006 of the respective underlying shares over the strike prices of the option awards.
        (2) AllianceBernstein grants totaled 9,712 units in 2006.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2006 were $201.3 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2006, 2005 and 2004 were $132.1 million, $68.3 million and $18.8 million, respectively, resulting in amounts currently deductible for tax purposes of $44.9 million, $22.9 million and $6.2 million, respectively, for the periods then ended. Under SFAS No. 123(R), $34.8 million windfall tax benefits resulted from employee stock option exercises during 2006.

        At December 31, 2005, AXA Financial held 9.3 million AXA ADRs in treasury at a weighted average cost of approximately $24.00 per ADR, of which approximately 9.0 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately .3 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. Remaining outstanding and unexercised at December 31, 2006 are call options to purchase 8.9 million AXA ADRs at strike prices ranging from $30.41 to $32.37, each having a cap equal to approximately 150% of its strike price, at which time the option automatically would be exercised. These call options expire on November 23, 2009. During 2006, AXA Financial utilized approximately 5.6 million AXA ADRs from treasury to fund exercises of employee stock options. Employee options outstanding at December 31, 2006 to purchase AXA ordinary shares begin to become exercisable in March 2007 and their future exercises are expected to be funded by newly issued AXA ordinary shares.

        Prior to adoption of SFAS No. 123(R), the Company had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the consolidated statement of earnings in 2005 and 2004. The following table illustrates the effect on net income had compensation expense for employee stock option awards been measured and recognized by the Company under the fair-value-based method of SFAS No. 123, "Accounting for Stock-Based Compensation". These pro forma disclosures are not adjusted from amounts previously reported and, therefore, retain the original grant-date fair values of the underlying awards, continue to attribute cost over the awards' service-vesting periods and do not include estimates of pre-vesting forfeitures.

                                                                                  2005               2004
                                                                           ------------------- -----------------
                                                                                        (In Millions)
       Net earnings as reported..........................................   $     1,073.8      $       929.9
       Less:  Total stock-based employee compensation expense
          determined under fair value method, net of income tax benefit..           (23.2)             (21.4)
                                                                           -----------------   -----------------
       Pro Forma Net Earnings............................................   $     1,050.6      $       908.5
                                                                           =================   =================

        For the purpose of estimating the fair value of employee stock option awards granted on or after January 1, 2006, the Company continues to apply the Black-Scholes-Merton formula and the same methodologies for developing the input assumptions as previously had been used to prepare the pro forma disclosures required by SFAS No. 123. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2006, 2005 and 2004, respectively. For employee stock options with graded vesting terms and service conditions granted on or after January 1, 2006, the Company elected under SFAS No. 123(R) to retain its practice of valuing these as singular awards and to change to the graded-vesting method of attribution, whereby the cost is recognized separately over the requisite service period for each individual one-third of the options vesting on the second, third and fourth anniversaries of the grant date.

                                     AXA Ordinary                                 AllianceBernstein
                                        Shares              AXA ADRs                Holding Units
                                  ------------------- --------------------  -----------------------------
                                     2006     2005       2005      2004        2006      2005      2004
                                   -------- --------- ---------- ---------  --------- ---------- --------
       Dividend yield............   3.48%    3.15%      3.01%      2.24%         6%       6.2%      3.5%

       Expected volatility.......     28%      25%        25%        43%        31%        31%       32%

       Risk-free interest rate...   3.77%    3.09%      4.27%      2.86%       4.9%       3.7%      4.0%

       Expected life in years....    5.0      5.0        5.0        5.0        6.5        3.0       5.0

       Weighted average fair
         value per option at
         grant date..............  $7.45    $4.30      $4.85      $6.94     $12.35      $7.04     $8.00

        As of December 31, 2006, approximately $19.0 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.8 years.

        Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries, including AXA Equitable. Generally, all outstanding restricted AXA ADR grants have a 7-year vesting schedule with potential accelerated vesting based on performance. Under The Equity Plan for Directors ("the Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds. For 2006, 2005 and 2004 AXA Financial Group recognized compensation costs of $5.6 million, under SFAS No. 123(R) and $10.1 million and $9.5 million, respectively, under APB No. 25 for awards outstanding under these plans. Consistent with existing practice of the Company prior to adoption of SFAS No. 123(R), grant-date fair value continues to be measured by the closing price of the shares awarded and the result generally is attributed over the shorter of the performance period, the requisite service period, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

        At December 31, 2006, approximately 60,692 restricted AllianceBernstein Holding Units outstanding under the Century Club Plan remain unvested. At December 31, 2006, approximately $2.1 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 1.6 years. Restricted AXA ADRs vested in 2006, 2005 and 2004 had aggregate vesting-date fair values of approximately $13.5 million, $19.2 million and $12.7 million, respectively. In 2005 244,790 restricted AXA ADRs were granted having an aggregate grant-date fair value of $6.6 million. The following table summarizes unvested restricted AXA ADR activity for 2006.

                                                                                                       WEIGHTED
                                                                                  SHARES OF            AVERAGE
                                                                                  RESTRICTED          GRANT DATE
                                                                                    STOCK             FAIR VALUE
                                                                                --------------     ---------------

      Unvested as of January 1, 2006..........................................       867,387        $        19.94
      Granted.................................................................        78,865        $        35.16
      Vested..................................................................       381,836        $        16.98
      Forfeited...............................................................        50,381
                                                                                --------------
      Unvested as of December 31, 2006........................................       514,035        $        23.91
                                                                                ==============

        On March 31, 2006, under the terms of the AXA Performance Unit Plan 2006, the AXA Management Board awarded 722,854 unearned performance units to employees of AXA Financial subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2006 plan cliff-vest on the second anniversary of their date of award. When fully-vested, the performance units earned will be settled in cash, or in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2006 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 28, 2008.

        For 2006, 2005 and 2004 the Company recognized compensation costs of $25.9 million, under SFAS No. 123(R) and $7.2 million and $.7 million, respectively, under APB No. 25 for performance units earned to date. Substantially similar to existing practice of the Company prior to adoption of SFAS No. 123(R), the change in fair value of these awards in 2006 was measured by the closing price of the underlying the Company ordinary shares or AXA ADRs and adjustment was made to reflect the impact of expected and actual pre-vesting forfeitures. In addition, similar to adoption of SFAS No. 123(R) for employee stock option awards, the cost of performance units awarded on or after January 1, 2006, such as those granted March 31, 2006, were attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2006 and 2005 was $45.8 million and $9.1 million, respectively, including incremental awards earned under the 2005 and 2004 plans from having exceeded the targeted performance criteria established in those years by 14.6% and 11.1%, respectively. Approximately 720,691 outstanding performance units are at risk to achievement of 2006 performance criteria, including approximately 50% of the award granted on March 31, 2006.

        Following completion of the merger of AXA Merger Corp. with and into AXA Financial in January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $6.1 million, $28.9 million and $14.2 million for 2006, 2005 and 2004, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31 2006 and 2005 was $24.9 million and $57.5 million, respectively. At December 31, 2006, 1.6 million tandem SARs/NSOs were outstanding, having weighted average remaining expected and contractual terms of 1.11 and 2.22 years, respectively, and for which the SARs component had maximum value of $24.9 million. During 2006, 2005 and 2004, respectively, approximately
        2.8 million, .7 million and zero million of these awards were exercised at an aggregate cash-settlement value of $41.2 million $7.5 million and zero million.

        On March 31, 2006, 59,644 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over
        29.22 Euros as of the date of exercise. Similar to the SARs component of the tandem SARs/NSOs, awards remaining unexercised at expiry of their 10-year contractual term will be automatically exercised on the expiration date. At December 31, 2006, .2 million SARs were outstanding, having weighted average remaining contractual term of 6.03 years. The accrued value of SARs at December 31, 2006 and 2005 was $2.9 million and $1.0 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2006, the Company recorded compensation expense for SARs of $1.9 million, under SFAS No. 123(R), reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards. For 2005 and 2004, the Company recorded compensation expense of $.6 million and $.03 million, respectively, under APB No. 25 reflecting the impact in those periods of the change in the market price of the underlying AXA ordinary share or AXA ADR on the value of the outstanding SARs.

        In fourth quarter 2006, eligible employees of AXA Financial's subsidiaries participated in AXA's global offering to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2006. Similar to the AXA Shareplan programs previously offered in 2001 through 2005, the plan offered two investment alternatives that, with limited exceptions, restrict the sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 15.21% formula discounted price on a leveraged basis with a guaranteed return of initial investment plus 75.0% of any appreciation in the value of the total shares purchased. Under SFAS No. 123(R), AXA Equitable recognized compensation expense of $22.1 million in connection with AXA Shareplan 2006, representing the aggregate discount provided to participants for their purchase of AXA stock, as adjusted for the post-vesting, five-year holding period. No compensation expense was recorded in 2006, 2005 and 2004, respectively, in connection with shares subscribed under previous years' AXA Shareplan offerings. Participants in AXA Shareplans 2005 and 2004 primarily invested under Investment Option B for the purchase of approximately 5.7 million and
        6.8 million AXA ordinary shares, respectively. The discounted pricing offered to participants in those programs for the purchase of AXA ordinary shares under Investment Option B was 17.5% and 20%, respectively, and the appreciation percentage was 86.1% and 79.0%, respectively.

        Under SFAS No. 123(R), the Company recognized compensation expense for payroll deductions authorized and applied in 2006 under the terms of the AXA Financial, Inc. Qualified Stock Purchase Plan to purchase AXA ADRs of 182,225, at an aggregate discount of $1.1 million, representing a discount of 15% from the closing market value of the AXA ADR at the purchase dates defined in the annual offering document (generally the last trading day of each month). Prior to adoption of SFAS No. 123(R), no compensation expense was recorded in connection with this plan. Under the terms of the AXA Financial, Inc. Non-Qualified Stock Purchase Plan, total AXA ADRs of 340,083, 381,302 and 407,715 were purchased during 2006, 2005 and 2004, respectively, including those purchased with employer matching contributions for which AXA Financial Group recorded compensation expense of $1.6 million, $1.3 million and $1.2 million in 2006, 2005 and 2004, respectively.

14)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Fixed maturities...................................   $    1,848.6       $    1,870.0        $   1,880.0
       Mortgage loans on real estate......................          245.9              238.2              249.6
       Equity real estate.................................          114.9              125.3              124.2
       Other equity investments...........................          181.2              155.2              162.1
       Policy loans.......................................          249.8              248.8              251.0
       Short-term investments.............................           55.2               25.1               19.1
       Derivative investments.............................         (302.4)             (85.5)             (88.0)
       Broker-dealer related receivables..................          226.5              124.8               45.5
       Trading securities.................................           53.4               28.6               14.5
       Other investment income............................           43.9               16.2               28.9
                                                            -----------------  -----------------   -----------------

         Gross investment income..........................        2,717.0            2,746.7            2,686.9

       Investment expenses................................         (132.2)            (159.0)            (153.3)
       Interest expenses..................................         (187.8)             (95.9)             (32.8)
                                                            -----------------  -----------------   -----------------

       Net Investment Income..............................   $    2,397.0       $    2,491.8        $   2,500.8
                                                            =================  =================   =================

        For 2006, 2005 and 2004, respectively, investment results on derivative positions, which were included in net investment income, included gross gains of $155.5 million, $84.2 million and $26.2 million and gross losses of $457.9 million, $169.7 million and $114.2 million. For 2006 and 2005, respectively, net unrealized losses of $15.2 million and $3.7 million were recognized from floor contracts. For 2006 and 2005, net realized gains (losses) of $(249.5) million and $(140.9) million and net unrealized gains (losses) of $(37.7) million and 59.2 million were recognized from futures contracts utilized in the GMDB and GMIB programs.

        Investment gains (losses), net by including changes in the valuation allowances, follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Fixed maturities...................................   $       (11.5)     $        11.1       $       26.3
       Mortgage loans on real estate......................              .2               (2.2)                .2
       Equity real estate.................................             8.8                3.9               11.6
       Other equity investments...........................            20.1               30.7               24.4
       Other(1)...........................................            29.3               11.9                2.5
                                                            -----------------  -----------------   -----------------
       Investment Gains (Losses), Net.....................   $        46.9      $        55.4       $       65.0
                                                            =================  =================   =================

        (1) In 2006, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of this transaction, the company recorded a non-cash $29.7 million realized gain.

        Writedowns of fixed maturities amounted to $27.4 million, $31.2 million and $36.4 million for 2006, 2005 and 2004, respectively. Writedowns of mortgage loans on real estate were $.4 million for 2006, $1.7 million, for 2005 and $10.1 million for 2004. There were no writedown on equity real estate for 2006, 2005 and 2004, respectively.

        For 2006, 2005 and 2004, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $1,281.9 million, $2,220.0 million and $2,908.3 million. Gross gains of $33.9 million, $53.2 million and $47.7 million and gross losses of $24.5 million, $31.1 million and $9.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2006, 2005 and 2004 amounted to $(416.7) million, $(1,004.8) million and $0.8 million, respectively.

        For 2006, 2005 and 2004, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $57.8 million, $68.6 million and $70.4 million, respectively.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits. The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Balance, beginning of year.........................   $       432.3      $       874.1       $      892.8
       Changes in unrealized investment gains (losses)....          (431.4)          (1,008.1)             (12.8)
       Changes in unrealized investment (gains) losses
         attributable to:
           Participating group annuity contracts,
              Closed Block policyholder dividend
              obligation and other........................            90.9              186.3               (1.5)
           DAC............................................            85.8              146.2               (2.5)
           Deferred income taxes..........................           104.6              233.8               (1.9)
                                                            -----------------  -----------------   -----------------
       Balance, End of Year...............................   $       282.2      $       432.3       $      874.1
                                                            =================  =================   =================
       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities...............................   $       535.4      $       966.5       $    2,003.2
           Other equity investments.......................             1.4                1.7                1.2
           Other..........................................             -                  -                (28.1)
                                                            -----------------  ------------------- -----------------
             Subtotal.....................................           536.8              968.2            1,976.3
         Amounts of unrealized investment (gains) losses
           attributable to:
             Participating group annuity contracts,
               Closed Block policyholder dividend
               obligation and other.......................             1.4              (89.4)            (275.7)
             DAC..........................................          (110.4)            (196.0)            (342.2)
             Deferred income taxes........................          (145.6)            (250.5)            (484.3)
                                                            -----------------  ------------------- -----------------
       Total..............................................   $       282.2      $       432.3       $      874.1
                                                            =================  =================== =================


15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)
       Income tax expense:
         Current expense .................................   $       438.6      $       237.5       $      359.0
         Deferred expense.................................           (11.3)             281.7               37.9
                                                            -----------------  -----------------   -----------------
       Total..............................................   $       427.3      $       519.2       $      396.9
                                                            =================  =================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Expected income tax expense........................   $       727.9      $       715.5       $      586.5
       Minority interest..................................          (224.1)            (175.9)            (134.7)
       Separate Account investment activity...............           (45.4)             (87.2)             (63.3)
       Non-taxable investment income......................           (23.1)             (19.7)             (22.6)
       Adjustment of tax audit reserves...................           (86.2)              11.1                7.7
       Non-deductible goodwill and other
           intangible assets..............................             5.0                2.8                2.7
       State income taxes.................................            38.0               28.3                3.3
       AllianceBernstein income and foreign taxes.........            32.9               41.4               24.3
       Other..............................................             2.3                2.9               (7.0)
                                                            -----------------  -----------------   -----------------
       Income Tax Expense.................................   $       427.3      $       519.2       $      396.9
                                                            =================  =================   =================

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2006                  December 31, 2005
                                                --------------------------------   ---------------------------------
                                                    ASSETS        LIABILITIES          Assets         Liabilities
                                                ---------------  ---------------   ---------------  ----------------
                                                                           (IN MILLIONS)

       Compensation and related benefits......   $      54.6      $        -        $       -        $      285.3
       Reserves and reinsurance...............       1,160.3               -              929.2               -
       DAC and VOBA...........................           -             2,433.5              -             2,200.6
       Unrealized investment gains............           -               129.8              -               250.7
       Investments............................           -               865.7              -               813.5
       Other..................................          13.2               -              107.2               -
                                                ---------------  ---------------   ---------------  ----------------
       Total..................................   $   1,228.1      $    3,429.0      $   1,036.4      $    3,550.1
                                                ===============  ===============   ===============  ================

        The Company recognized a net tax benefit in third quarter 2006 of $117.7 million. This benefit was related to the settlement of an IRS audit of the 1997-2001 tax years, partially offset by additional tax reserves established for subsequent tax periods. Of the net tax benefit of $117.7 million, $111.9 million related to the continuing operations and $5.8 million to the discontinued Wind-up Annuities. In 2005, the Internal Revenue Service ("IRS") began an examination of the Company's 2002 and 2003 returns. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

 16)    DISCONTINUED OPERATIONS

        The Company's discontinued operations include Wind-up Annuities, equity real estate held-for-sale and Enterprise. The following table reconciles the Earnings (losses) from discontinued operations, net of income taxes and (Losses) gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years ended December 31, 2006:

                                                                          2006          2005           2004
                                                                      -------------  ------------  ------------
                                                                                    (IN MILLIONS)
       EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $      30.2    $      15.2   $     7.9
       Real estate held-for-sale.....................................         (4.0)            .6          .4
       Disposal of business - Enterprise.............................           -             (.1)       (1.5)
                                                                      -------------  ------------  ------------
       Total.........................................................  $      26.2    $      15.7   $     6.8
                                                                      =============  ============  ============

       (LOSSES) GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $       -      $       -     $    31.1
       Disposal of business - Enterprise.............................         (1.9)           -            -
                                                                      -------------  ------------  ------------
       Total.........................................................  $      (1.9)   $       -     $    31.1
                                                                      =============  ============  ============


        Disposal of Businesses
        ----------------------

        In October 2006, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise Capital") and Enterprise Fund Distributors, Inc., ("EFD") entered into an agreement contemplating the transfer to Goldman Sachs Asset Management L.P. ("GSAM") of assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and the reorganization of such funds to corresponding mutual funds managed by GSAM. These 27 funds have approximately $4.2 billion in assets under management as of December 31, 2006. The reorganization of the 27 funds is subject to regulatory and fund shareholder approvals and is expected to close in the second quarter of 2007. Of the remaining four funds not included in the GSAM reorganization, which together have approximately $700 million in assets under management as of December 31, 2006, one fund is being liquidated and AXA Financial is considering possible alternatives for the dispositions of the other three funds, which alternatives include a possible transaction with another investment advisor or liquidation. Proceeds from the transaction with GSAM are dependant upon assets under management at the time of the reorganization. A permanent impairment writedown of $4.1 million pre-tax ($2.7 million post-tax) on the AXA Enterprise Funds investment management contracts intangible asset and $3.0 million pre-tax of costs ($1.9 million post-tax) to sell were recorded by the Company in 2006. As a result of management's disposition plan, AXA Enterprise Funds advisory contracts are now reported in Discontinued Operations. At December 31, 2006, assets and liabilities related to these contracts of $26.5 million and $9.3 million were included in Other assets and Other liabilities, respectively.

        The gross carrying amount of Enterprise related intangible asset was $26.5 million at December 31, 2006, and the accumulated amortization of this intangible asset was $4.1 million. Amortization expense related to the Enterprise intangible asset totaled $4.1 million for 2006.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans, for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2006 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Wind-up Annuities ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Wind-up Annuities differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Wind-up Annuities. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss allowance are likely to result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                   2006                  2005
                                                                              ----------------     -----------------
                                                                                          (IN MILLIONS)
       BALANCE SHEETS
       Fixed maturities, available for sale, at estimated fair value
         (amortized cost of $752.7 and $796.9)..............................   $      764.8         $      823.5
       Equity real estate...................................................          169.5                197.5
       Mortgage loans on real estate........................................            2.9                  6.7
       Other invested assets................................................            2.6                  3.2
                                                                              ----------------     -----------------
         Total investments..................................................          939.8              1,030.9
       Cash and cash equivalents............................................             .1                  -
       Other assets.........................................................           13.7                 13.6
                                                                              ----------------     -----------------
       Total Assets.........................................................   $      953.6         $    1,044.5
                                                                              ================     =================

       Policyholders liabilities............................................   $      788.2         $      817.2
       Allowance for future losses..........................................            1.0                 60.1
       Other liabilities....................................................          164.4                167.2
                                                                              ----------------     -----------------
       Total Liabilities....................................................   $      953.6         $    1,044.5
                                                                              ================     =================

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)
       STATEMENTS OF EARNINGS
       Investment income (net of investment
         expenses of $19.0, $18.4 and $17.2)..............   $        71.3      $        70.0       $       68.5
       Investment gains (losses), net.....................             6.0                (.3)               3.6
                                                                -------------      -------------      --------------
       Total revenues.....................................            77.3               69.7               72.1
                                                                -------------      -------------      --------------

       Benefits and other deductions......................            84.7               87.1               99.4
       (Losses charged) to allowance
         for future losses................................            (7.4)             (17.4)             (27.3)
                                                            -----------------  -----------------   -----------------
       Pre-tax loss from operations.......................             -                  -                  -
       Pre-tax earnings from releasing the allowance
         for future losses................................            37.1               23.2               12.0
       Income tax expense.................................            (6.9)              (8.0)              (4.1)
                                                            -----------------  -----------------   -----------------
       Earnings from Wind-up Annuities....................   $        30.2      $        15.2       $        7.9
                                                            =================  =================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of Wind-up Annuities against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented above.

        During 2004, Wind-up Annuities' average recorded investment in impaired mortgage loans was $8.4 million; and interest income recognized on these impaired mortgage loans totaled $1.0 million. There were no related amounts reported in 2006 and 2005.

        Income tax expense for Wind-up Annuities in 2006 included a $5.8 million tax benefit in connection with the settlement of an IRS audit of the 1997-2001 tax years.

        Real Estate Held-For-Sale
        -------------------------

        In 2006, one real estate property with a total book value of $34.3 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. At December 31, 2006 and 2005, equity real estate held-for-sale was $32.2 million and $42.1 million, respectively, and was included in Other assets.

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Unrealized gains on investments....................   $       282.2      $       432.3       $      874.1
       Defined benefit pensions plans.....................          (449.5)               -                  -
                                                            -----------------  -----------------   -----------------
       Total Accumulated Other
         Comprehensive (Loss) Income......................   $      (167.3)     $       432.3       $      874.1
                                                            =================  =================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Net unrealized (losses) gains on investments:
         Net unrealized (losses) gains arising during
           the period.....................................   $      (416.6)     $      (966.2)      $       69.4
         Losses reclassified into net earnings
           during the period..............................           (14.8)             (41.9)             (82.2)
                                                            -----------------  -----------------   -----------------
       Net unrealized (losses) gains on investments.......          (431.4)          (1,008.1)             (12.8)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes..................           281.3              566.3               (5.9)
                                                            -----------------  -----------------   -----------------

       Change in unrealized losses, net of
           adjustments....................................          (150.1)            (441.8)             (18.7)
                                                            -----------------  -----------------   -----------------
       Total Other Comprehensive Loss.....................   $      (150.1)     $      (441.8)      $      (18.7)
                                                            =================  =================   =================

18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2006, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were $248.3 million for 2007, zero for 2008-2011 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2007 and the four successive years are $178.6 million, $175.0 million, $162.3 million, $156.7 million, $149.5 million and $1,500.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2007 and the four successive years is $6.0 million, $5.2 million, $5.0 million, $5.0 million, $4.8 million and $16.4 million thereafter.

        At December 31, 2006, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2007 and the four successive years is $106.7 million, $116.0 million, $114.8 million, $114.7 million, $114.9 million and $896.1 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2007 and the four successive years are $.3 million, $.3 million, $.2 million, and zero for the following two years.

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2006, these arrangements included commitments by the Company to provide equity financing of $618.3 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $63.8 million of undrawn letters of credit related to reinsurance at December 31, 2006. AXA Equitable had $46.3 million in commitments under existing mortgage loan agreements at December 31, 2006. In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2006, AllianceBerstein was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

19)     LITIGATION

        A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". The complaint challenged the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs alleged that the change to the cash balance formula violated ERISA by reducing the rate of accruals based on age, failed to comply with ERISA's notice requirements and improperly applied the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violated ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violated ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim was dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In September 2006, the district court granted summary judgment in favor of the defendants. The court ruled that (a) the cash balance provisions of the Equitable Plan do not violate the age discrimination provisions of ERISA, (b) while the notice of plan changes provided to participants in 1990 was not adequate, the notice of plan changes provided to participants in 1992 satisfied the ERISA notice requirements regarding delivery and content, and (c) the claims of the named plaintiffs are barred by statute of limitations. The Court found that other individual class members were not precluded from asserting claims for additional benefit accruals from January 1991 through January 1993 to the extent that such individuals could show that the statute of limitations did not bar their claims. In October 2006, plaintiffs filed a notice of appeal. Defendants have cross-appealed.

        In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. In June 2005, this case was transferred by the Judicial Panel on Multidistrict Litigation to the U.S. District Court in Maryland, where other market-timing related litigation is pending. In June 2005, plaintiff filed an amended complaint. In July 2005, AXA Equitable filed a motion to dismiss the amended complaint. In June 2006, AXA Equitable's motion to dismiss the amended complaint was granted. The plaintiff filed a notice of appeal in June 2006.

        In June 2006, AXA Equitable received a demand for arbitration from Centre Life Insurance Company ("Centre Life") seeking to rescind the 100% quota share reinsurance agreement, effective July 1, 2000 between Centre Life and AXA Equitable, under which Centre Life reinsures portions of AXA Equitable's individual disability income insurance business. The arbitration demand alleges that AXA Equitable provided Centre Life with inaccurate and incomplete data upon which Centre Life relied in order to establish the reinsurance premium paid by AXA Equitable as consideration in the transaction. The demand alternatively seeks damages for the increase in reserves Centre Life alleges it was caused to record as a result of the difference in the data it originally relied upon and its present assessment of the data. The demand further alleges that Centre Life has paid expenses relating to the business in excess of its liability under the reinsurance agreement. Discovery is ongoing.

        Beginning with the first action commenced in July 2006, there are two putative class actions pending in Federal court, MEOLA V. AXA ADVISORS, ET AL., in the District Court for the Northern District of California and BOLEA V. AXA ADVISORS, LLC, ET. AL., in the District Court for the Western District of Pennsylvania, against AXA Equitable, alleging certain wage and hour violations. Each of the cases seek substantially the same relief under essentially the same theories of recovery (i.e., violation of the Fair Labor Standards Act ("FLSA") for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states). Plaintiffs in MEOLA and BOLEA seek certification of nationwide collection action under the FLSA, and certification of statewide class actions under the respective California and Pennsylvania state labor laws covering all "securities brokers" from 2002 to 2006. In addition, plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees. In January 2007, AXA Equitable filed an answer in MEOLA.

        ALLIANCEBERNSTEIN LITIGATION

        In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including AllianceBernstein, alleging that AllianceBernstein violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act"), with respect to a registration statement filed by Enron Corp. In January 2007, the Court issued a final judgment dismissing the Enron Complaint as the allegations therein pertained to AllianceBernstein. The parties have agreed that there will be no appeal.

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the U.S. Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

        Since October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. All state court actions against AllianceBernstein either were voluntarily dismissed or removed to Federal court.

        In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). All of the actions removed to the Federal court also were transferred to the Mutual Fund MDL. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints included substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Assurance of Discontinuance ("NYAG AoD").

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount was disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

        In April 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, and various other unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. In October 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. In August 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing ("Summary Order") addressed to AllianceBernstein and AllianceBernstein Holding. The Summary Order claims that AllianceBernstein and AllianceBernstein Holding violated the West Virginia Uniform Securities Act and makes factual allegations generally similar to those in the SEC Order and NYAG AoD. In September 2006, AllianceBernstein and AllianceBernstein Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commission.

        Revenue Sharing-Related Matters

        In June 2004, a purported class action complaint entitled AUCOIN, ET AL.
        V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, AllianceBernstein Investments, Inc., certain current and former directors of the U.S. Funds, and unnamed Doe defendants. The Aucoin Complaint names the U.S. Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from U.S. Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts, an accounting of all U.S. Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

        In February 2005, plaintiffs filed a consolidated amended class action complaint (the "Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional subsequently filed lawsuits. In October 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. In January 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining claim under Section 36(b) of the Investment Company Act. In May 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. In July 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs right to reinstate it at a later date.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $649.6 million during 2007. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2006, 2005 and 2004, the Insurance Group statutory net income totaled $532.3 million, $780.4 million and $571.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,907.5 million and $6,241.7 million at December 31, 2006 and 2005, respectively. In 2006, 2005 and 2004, respectively, AXA Equitable paid shareholder dividends of $600.0 million, $500.0 million and $500.0 million.

        At December 31, 2006, the Insurance Group, in accordance with various government and state regulations, had $32.2 million of securities deposited with such government or state agencies.

        At December 31, 2006 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York Insurance Department ("NYID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2006.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and

        AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Net change in statutory surplus and
         capital stock....................................   $     1,386.5      $       779.6       $      196.8
       Change in AVR......................................           279.3              260.6              528.1
                                                            -----------------  -----------------   -----------------
       Net change in statutory surplus, capital stock
         and AVR..........................................         1,665.8            1,040.2              724.9
       Adjustments:
         Future policy benefits and policyholders'
           account balances...............................          (126.0)             (51.9)            (398.8)
         DAC..............................................           674.1              598.0              529.2
         Deferred income taxes............................           517.3              227.6              122.5
         Valuation of investments.........................             2.6               40.0               10.1
         Valuation of investment subsidiary...............        (2,122.7)          (1,278.3)            (460.3)
         Change in fair value of guaranteed minimum
           income benefit reinsurance contracts...........           (14.8)              42.6               61.0
         Shareholder dividends paid......................            600.0              500.0              500.0
         Changes in non-admitted assets...................           (57.4)                .5              (74.7)
         Other, net.......................................           (90.9)             (75.8)             (98.9)
         GAAP adjustments for Wind-up Annuities ..........            28.8               30.9               14.9
                                                            -----------------  -----------------   -----------------
          Consolidated Net Earnings ......................   $     1,076.8      $     1,073.8       $      929.9
                                                            =================  =================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2006               2005                2004
                                                            -----------------  -----------------   ------------------
                                                                                 (IN MILLIONS)
       Statutory surplus and capital stock................   $     6,497.6      $     5,111.1       $    4,331.5
       AVR................................................         1,409.9            1,130.6              870.0
                                                            -----------------  -----------------   ------------------
       Statutory surplus, capital stock and AVR...........         7,907.5            6,241.7            5,201.5
       Adjustments:
         Future policy benefits and policyholders'
           account balances...............................        (1,926.0)          (1,934.0)          (1,882.1)
         DAC..............................................         8,316.5            7,557.3            6,813.9
         Deferred income taxes............................          (627.1)          (1,294.6)          (1,770.4)
         Valuation of investments.........................           867.9            1,281.6            2,237.6
         Valuation of investment subsidiary...............        (5,374.3)          (3,251.6)          (1,973.3)
         Fair value of guaranteed minimum income
           benefit reinsurance contracts..................           117.8              132.6               90.0
         Non-admitted assets..............................           994.5            1,056.0            1,055.5
         Issuance of surplus notes........................          (524.8)            (524.8)            (599.7)
         Adjustment to initially apply SFAS No.158,
           net of income taxes............................          (449.5)               -                  -
         Other, net.......................................           239.8              258.3              147.9
         GAAP adjustments for Wind-up Annuities ..........           (59.9)             (80.6)             (96.4)
                                                            -----------------  -----------------   ------------------
       Consolidated Shareholder's Equity..................   $     9,482.4      $     9,441.9       $    9,224.5
                                                            =================  =================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2006               2005               2004
                                                            -----------------  -----------------  ------------------
                                                                                 (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance..........................................   $     5,974.7      $      5,764.1     $     5,447.7
       Investment Management (1)..........................         4,002.7             3,265.0           3,060.0
       Consolidation/elimination..........................           (90.0)              (84.7)            (82.8)
                                                            -----------------  -----------------  ------------------
       Total Revenues.....................................   $     9,887.4      $      8,944.4     $     8,424.9
                                                            =================  =================  ==================

       (1) Intersegment investment advisory and other fees of approximately $120.8 million, $123.7 million and $118.4 million for 2006, 2005 and 2004, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT EARNINGS FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES AND MINORITY INTEREST:
       Insurance..........................................   $       889.7      $      1,120.0     $       947.9
       Investment Management..............................         1,190.0               924.2             728.8
       Consolidation/elimination..........................             -                   -                 (.9)
                                                            -----------------  -----------------  ------------------
       Total Earnings from Continuing Operations
          before Income Taxes and Minority Interest.......   $     2,079.7      $      2,044.2     $     1,675.8
                                                            =================  =================  ==================

                                                                       DECEMBER 31,
                                                            ------------------------------------
                                                                  2006               2005
                                                            -----------------  -----------------
                                                                      (In Millions)
       SEGMENT ASSETS:
       Insurance..........................................   $   133,047.0      $    118,825.8
       Investment Management..............................        16,239.4            15,161.4
       Consolidation/elimination..........................             (.3)                2.0
                                                            -----------------  -----------------
       Total Assets.......................................   $   149,286.1      $    133,989.2
                                                            =================  =================

        In accordance with SEC regulations, securities with a fair value of $1.86 billion and $1.72 billion have been segregated in a special reserve bank custody account at December 31, 2006 and 2005, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2006 and 2005 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

       2006
       ----
       Total Revenues................   $     2,244.5      $     2,609.6       $    2,415.3         $    2,618.0
                                       =================  =================   ==================   ==================
       Earnings from Continuing
         Operations..................   $       234.4      $       316.7       $      282.0         $      219.4
                                       =================  =================   ==================   ==================
       Net Earnings..................   $       235.2      $       314.2       $      308.6         $      218.8
                                       =================  =================   ==================   ==================
       2005
       ----
       Total Revenues................   $     2,212.6      $     2,223.1       $    2,149.5         $    2,359.2
                                       =================  =================   ==================   ==================
       Earnings from
         Continuing Operations.......   $       265.5      $       278.3       $      281.6         $      232.7
                                       =================  =================   ==================   ==================
       Net Earnings..................   $       265.0      $       278.6       $      296.8         $      233.4
                                       =================  =================   ==================   ==================

AXA Equitable Life Insurance Company


Variable Life Insurance Policies

Accumulator(R) Life             Incentive Life(SM) 2000
Paramount Life(SM)              Champion 2000
IL Protector(R)                 Incentive Life(SM)
IL COLI(SM)                     Survivorship Incentive Life(SM)
IL COLI(SM) '04                 Incentive Life(SM) '02
Incentive Life Plus(R)          Survivorship Incentive Life(SM) '02
Survivorship 2000               Incentive Life(SM) '06
                                Incentive Life(SM) Legacy

PROSPECTUS SUPPLEMENT DATED MAY 1, 2007

--------------------------------------------------------------------------------

This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION


As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2007, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2007), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer over the telephone by calling 1-800-777-6510 or via the Internet by visiting our website and enrolling in EQAccess. If you are an AXA Advisors client, our website is www.axaonline.com. All other clients may access EQAccess by visiting our other website at www.axa-equitable.com. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2007, in order to take advantage of this unrestricted transfer opportunity.


Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.






                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

EVM 341 (5/06)                                                   132054 (5/06)
IF/NB                                                                   x01557

AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 1, 2007 TO THE MAY 1, 2007 PROSPECTUS FOR PARAMOUNT
LIFE(SM)

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statement of Additional Information, dated May 1, 2007, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.


CHANGES TO PORTFOLIOS OF THE EQ ADVISORS TRUST


1. PORTFOLIO NAME AND ADVISER (AND SUB-ADVISER(S), AS APPLICABLE) CHANGES -- MAY 29, 2007

   Effective on or about May 29, 2007, subject to regulatory approval, the following Portfolio name changes as listed below will occur. Accordingly, all references to their respective corresponding investment options in the Prospectus are also changed.


--------------------------------------------------------------------------------
  Existing Portfolio Name             New Portfolio Name
--------------------------------------------------------------------------------
  EQ/Capital Guardian International   MarketPLUS International Core
--------------------------------------------------------------------------------
  EQ/FI Mid Cap Value                 MarketPLUS Mid Cap Value
--------------------------------------------------------------------------------
  EQ/MFS Emerging Growth Companies    MarketPLUS Large Cap Growth
--------------------------------------------------------------------------------
  EQ/MFS Investors Trust              MarketPLUS Large Cap Core
--------------------------------------------------------------------------------
  EQ/Small Cap Value                  Multimanager Small Cap Value+
--------------------------------------------------------------------------------

+ This Portfolio will also be reorganized as a Portfolio of AXA Premier VIP Trust ("VIP Trust"). AXA Equitable Life Insurance Company ("AXA Equitable") in its capacity as Investment Manager of the VIP Trust will manage the assets of the Portfolio.


In addition to the name changes shown in the table above, the following changes to each portfolio's objective and Investment Manager and/or Sub-Adviser(s) will also occur. The following is added under "Portfolios of the Trusts" under "Contract features and benefits" for the New Portfolios, replacing information shown for Existing Portfolios listed above:


------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust                                                                     Investment Manager (or Sub-Adviser(s), as
 Portfolio Name                   Objective                                            applicable)
------------------------------------------------------------------------------------------------------------------------------------
  MarketPLUS International Core   Seeks to achieve long-term growth of capital.        o AXA Equitable
                                                                                       o Mellon Equity Associates LLC
                                                                                       o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  MarketPLUS Mid Cap Value        Seeks long-term capital appreciation.                o AXA Equitable
                                                                                       o Mellon Equity Associates LLC
                                                                                       o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
  MarketPLUS Large Cap Growth     Seeks to provide long-term capital growth.           o AXA Equitable
                                                                                       o Marsico Capital Management LLC
                                                                                       o Mellon Equity Associates LLC
------------------------------------------------------------------------------------------------------------------------------------
  MarketPLUS Large Cap Core       Seeks long-term growth of capital with a secondary   o AXA Equitable
                                  objective to seek reasonable current income. For     o Institutional Capital Corporation LLC
                                  purposes of this Portfolio, the words "reasonable    o Mellon Equity Associates LLC
                                  current income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------

                                                                          x01631

------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust                                                          Investment Manager (or Sub-Adviser(s), as
 Portfolio Name                          Objective                              applicable)
------------------------------------------------------------------------------------------------------------------------------------
 Multimanager Small Cap Value           Long-term growth of capital.            o Franklin Advisory Services, LLC
                                                                                o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------

2. PORTFOLIO SUBSTITUTIONS -- JULY 9, 2007

   Effective on or about July 9, 2007, subject to regulatory approval, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. The table also shows the objective and the sub-adviser for each surviving option. We will move the assets from each replaced option into the corresponding surviving option. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the corresponding surviving option. Any allocation election to a replaced option will be considered as an allocation election to the corresponding surviving option. You may transfer your account value among the investment options, as usual. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other "market timing" activities by contract owners or registered representatives as more fully described in "More information about other matters" under "Disruptive transfer activity." Any account value remaining in any replaced option on the substitution date will be transferred to the corresponding surviving option. For more information about these substitutions and for information on how to transfer your account value, please contact the National Operations Center referenced in your Prospectus.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Investment Manager (or
 Replaced (Current) Portfolio   Surviving/New Portfolio        Objective                         Sub-Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
  Davis Value                   EQ/AllianceBernstein Value     Seeks capital appreciation.       o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
  MFS Mid Cap Growth            EQ/Van Kampen Mid Cap Growth   Capital growth.                   o Morgan Stanley Investment
                                                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  OpCap Renaissance             EQ/Lord Abbett Mid Cap Value   Capital appreciation.             o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
  PIMCO VIT Total Return        EQ/JPMorgan Core Bond          Seeks to provide a high total     o JPMorgan Investment
                                                               return consistent with moderate     Management Inc.
                                                               risk to capital and maintenance
                                                               of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
  U.S. Real Estate -- Class I   EQ/Van Kampen Real Estate      Seeks to provide above average    o Morgan Stanley Investment
                                                               current income and long-term        Management, Inc.
                                                               capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------

3. PORTFOLIO MERGERS -- JULY 9, 2007 AND AUGUST 20, 2007

   Effective on or about July 9, 2007 and August 20, 2007, subject to regulatory and shareholder approvals, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. The table also shows the objective and the sub-adviser(s), for each surviving option. We will move the assets from each replaced option into the corresponding surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the corresponding surviving option. Any allocation election to a replaced option will be considered as an allocation election to the corresponding surviving option.

   The mergers of the EQ/Capital Guardian U.S. Equity and EQ/Janus Large Cap Growth Portfolios will occur on or about July 9, 2007. The merger of the EQ/AllianceBernstein Growth and Income Portfolio will occur on or about August 20, 2007.

   Also, T. Rowe Price Associates, Inc. will replace TCW Investment Management Company as the Portfolio's sub-adviser and there will be a corresponding name change of the Portfolio to EQ/T. Rowe Price Growth Stock Portfolio. The expenses for the new EQ/T. Rowe Price Growth Stock Portfolio are shown in the Fee Table below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Investment Manager (or
 Replaced (Current) Portfolio        Surviving/New Portfolio         Objective                    Sub-Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
  EQ/AllianceBernstein Growth and   EQ/AllianceBernstein Value      Seeks capital appreciation.   o AllianceBernstein L.P.
    Income
------------------------------------------------------------------------------------------------------------------------------------
  EQ/Capital Guardian U.S. Equity   EQ/Capital Guardian Research    Seeks to achieve long-term    o Capital Guardian Trust
                                                                    growth of capital.              Company
------------------------------------------------------------------------------------------------------------------------------------
  EQ/Janus Large Cap Growth         EQ/T. Rowe Price Growth Stock   Seeks to achieve long-term    o T. Rowe Price Associates, Inc.
                                                                    capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------

4. FEE TABLE

   The following is added under "Portfolio operating expenses expressed as an annual percentage of daily net assets", replacing the information shown for the Existing and Replaced Portfolios listed above:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Acquired      Total Annual    Fee Waivers      Net Total
                                                                        Fund Fees       Expenses        and/or          Annual
                                                                      and Expenses      (Before         Expense        Expenses
                                    Management     12b-1      Other    (Underlying      Expense       Reimburse-    (After Expense
 Portfolio Name                        Fees        Fees    Expenses    Portfolios)    Limitations)       ments       Limitations)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
  Multimanager Small Cap Value++    1.03%            --     0.18%        --           1.21%             0.00%        1.21%
------------------------------------------------------------------------------------------------------------------------------------
  EQ Advisors Trust:
------------------------------------------------------------------------------------------------------------------------------------
  EQ/T. Rowe Price Growth Stock++   0.78%            --     0.14%        --           0.92%            (0.02)%       0.90%
  EQ/Van Kampen Real Estate*        0.90%            --     0.13%        --           1.03%            (0.02)%       1.01%
  MarketPLUS International Core++   0.60%            --     0.24%      0.05%          0.89%             0.00%        0.89%
  MarketPLUS Large Cap Core++       0.50%            --     0.23%      0.02%          0.75%            (0.03)%       0.72%
  MarketPLUS Large Cap Growth++     0.50%            --     0.19%      0.02%          0.71%             0.00%        0.71%
  MarketPLUS Mid Cap Value++        0.55%            --     0.18%      0.03%          0.76%             0.00%        0.76%
------------------------------------------------------------------------------------------------------------------------------------

   ++ The expenses for this portfolio are based on the asset levels of its predecessor portfolio for the last fiscal year, adjusted to reflect current fees.

   * This is a newly created portfolio of EQ Advisors Trust. Therefore, the fees and expenses presented in the table above are estimates for the current fiscal period.





                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

                                     Part C

Item 26.   Exhibits

        (a) Certified resolutions re Authority to Market Variable Life Insurance and Establish Separate Accounts, incorporated herein by reference to Exhibit No. 1-A(1)(a)(i) to Registration Statement File No. 333-17637, filed on December 11, 1996.

        (b)         Inapplicable.

        (c)(i) Broker-Dealer and General Agent Sales Agreement, incorporated herein by reference to Exhibit No. 1-A(3)(b) to Registration Statement File No. 333-17637, filed on
                    December 11, 1996.

        (c)(ii) Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (now AXA Advisors, LLC), Equitable and Equitable Variable Life Insurance Company (subsequently merged into Equitable) dated as of May 1, 1994, incorporated herein by reference to Exhibit No. 1-A(8) to Registration Statement File No. 333-17637, filed on December 11, 1996.

        (c)(iii) Distribution Agreement for services by the Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 1-A(10) (c) to Registration Statement File No. 333-17663, filed on April 19, 2001.

        (c)(iv)(a) Distribution Agreement for services by AXA Network, LLC, and its subsidiaries to the Equitable, January 1, 2000, incorporated by reference to Registration Statement File No. 333-17663, filed on April 19, 2001.

        (c)(iv)(b) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

        (c)(iv)(c) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

        (c)(iv)(d) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

        (c)(iv)(e) Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

        (c)(iv)(f) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to
                    Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333- 127445), filed on August 11, 2005.

        (c)(iv)(g) Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 4(p) to Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

        (c)(v) The information concerning commissions included in the SAI forming part of this registration statement under "How we market the policies" is incorporated herein by reference.

        (d)(i) Form of Specimen of Equitable's Paramount Life Flexible Premium Variable Life Insurance Policy (Paramount Life), Form No. 02-100, previously filed with Registration Statement File No. 333-76130, on December 31, 2001.

        (d)(ii) Substitution of Insured Rider (R94-212), incorporated herein by reference to Exhibit No. 1-A(5)(f) to Registration Statement File No. 333-17663, filed on December 11, 1996.

        (d)(iii) Disability Rider - Waiver of Monthly Deductions (R94-216), incorporated herein by reference to Exhibit No. 1-A(5)(j) to Registration Statement File No. 333-17663, filed on December 11, 1996.

        (d)(iv) Accelerated Death Benefit rider (R94-102), incorporated herein by reference to Exhibit No. 1-A(5) (p) to Registration Statement File No. 333-17663, filed on December 11, 1996.

        (d)(v) Form of Waiver of Surrender Charge Due to Tax Law Change Endorsement (S.01-WSC), previously filed with Registration Statement File No. 333-76130, on December 31, 2001.

        (d)(vi) Form of Paid Up Death Benefit Guarantee Endorsement (S.02-30), previously filed with Registration Statement File No. 333-76130, on December 31, 2001.

        (d)(vii) Form of Integrated Term Insurance Rider (R02-20), previously filed with Registration Statement File No. 333-76130, on December 31, 2001.

        (d)(viii) Accounting Benefit Rider (S.94-118), incorporated herein by reference to Exhibit No. 1-A(s)(t) to Registration Statement File No. 333-17663, filed on December 11, 1996.

        (e)(i) Revised Form of Application for Paramount Life Insurance Policy, previously filed as Exhibit No. 1-A(10)(a) to Registration Statement File No. 333-76130, on Form S-6 filed on March 22, 2002.

        (e)(ii) Form of Application for Life Insurance (Form AMIGV-2005), incorporated hereby reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

        (e)(iii) Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/Para 2005) filed herewith.

        (f)(i)(a) Declaration and Charter of Equitable, as amended, incorporated herein by reference to Exhibit No. 1-A(6)(a) to Registration Statement (File No. 333-17637), filed on December 11, 1996.

        (f)(i)(b) Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit
                    No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

        (f)(ii)(a) By-Laws of Equitable, as amended, incorporated herein by reference to Exhibit No. 1-A(6)(b) to Registration Statement File No. 333-17637, filed on December 11, 1996.

        (f)(ii)(b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593, filed on April 20, 2006.

        (g) Form of Reinsurance Agreement between Reinsurance Company and The Equitable Life Assurance Society of the United States. Previously filed with this Registration Statement File No. 333-76130 on April 4, 2003.

        (h)(i) Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. (now AXA Distributors LLC) and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust on Form N-1A, File Nos. 333-17217 and 811-07953, filed on August 28, 1997.

        (h)(ii) Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. AXA Distributors LLC, and AXA Advisors, LLC, Incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

        (h)(iii) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and The Equitable Life Assurance Society of the United States, previously filed as Exhibit No. 1-A(9)(a) to Registration Statement File No. 333-76130 on Form S-6, filed on March 22, 2002.

        (h)(iv) Form of Participation Agreement among Equitable Life Assurance Society of the United States, OCC Accumulation Trust and OpCap Advisers previously filed with this Registration Statement File No. 333-76130 on
                    December 19, 2002.

        (h)(v) Form of Participation Agreement among Equitable Life Assurance Society of the United States, MFS Variable Insurance Trust and Massachusetts Financial Services Company previously filed with this Registration Statement File No. 333-76130 on December 19, 2002.

        (h)(vi) Form of Participation Agreement among Equitable Life Assurance Society of the United States, PIMCO Variable Insurance Trust and Pacific Investment Management Company LLC previously filed with this Registration Statement File No. 333-76130 on December 19, 2002.

        (h)(vii) Form of Participation Agreement among Equitable Life Assurance Society of the United States, Davis Variable Account Fund, Inc. and Davis Selected Advisers, L.P. previously filed with this Registration Statement
                    File No. 333-76130 on December 19, 2002.

        (h)(viii) Form of Participation Agreement among Equitable Life Assurance Society of the United States, The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc. previously filed with this Registration Statement File No. 333-76130 on December 19, 2002.

        (h)(vix) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

        (i)         Administration Contracts. See (c)(ii), (iii) and (iv).

        (j)         Inapplicable.

        (k)(i) Opinion and Consent of Robin M. Wagner, Vice President and Counsel of Equitable, incorporated herein by reference to Exhibit No. 2(a)(i) to Registration Statement File No. 333-76130 on Form S-6, filed on March 21, 2002.

        (k)(ii) Opinion and Consent of Dodie Kent, Vice President and Counsel of Equitable, previously filed with this Registration Statement on April 27, 2004.

        (k)(iii) Opinion and Consent of Dodie Kent, Vice President and Associate General Cousel of AXA Equitable.

        (l) Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of AXA Equitable, filed herewith.

        (m)         Sample Calculation for Illustrations.

        (n)(i)(a)   Consent of PricewatherhouseCoopers LLP.

        (n)(i)(b)   Consent of KPMG LLP.

        (n)(ii) Powers of Attorney, incorporated herein by reference to Exhibit No. 7(a) to Registration Statement on Form S-6, File No. 333-17663, filed on April 28, 2000.

        (n)(iii) Powers of Attorney, incorporated herein by reference to Exhibit No. 27(n)(iii) to Registration Statement File No. 333-103199, filed on April 4, 2003.

        (n)(iv)     Powers of Attorney, incorporated herein by reference to
                    Exhibit 10(a) to Registration Statement File No. 2-30090 on Form N-4 filed on April 19, 2004.

        (n)(v)      Powers of Attorney, incorporated herein by reference to
                    Exhibit 10.(d) to Registration Statement File No. 333-05593 on Form N-4, filed on August 4, 2004.

        (n)(vi)     Powers of Attorney, incorporated herein by reference to
                    Exhibit 10.(f) to Registration Statement File No. 333-05593 on Form N-4, filed on April 20, 2005.

        (n)(vii)    Powers of Attorney, incorporated herein by reference to
                    Exhibit 10.(d) to Registration Statement File No. 333-05593 on Form N-4, filed on October 14, 2005.

        (n)(viii) Power of Attorney for Alvin H. Fenichel, incorporated herein by reference to Exhibit 10.(c) to Registration Statement on Form N-4 (File No. 333-127445, filed on November 16, 2005.

        (n)(ix) Powers of Attorney previously Filed with this Registration Statement File No. 333-76130 on April 25, 2006.

        (n)(x)      Powers of Attorney, filed herewith.

        (o)         Inapplicable.

        (p)         Inapplicable.

        (q) Description of Equitable's Issuance, Transfer and Redemption Procedures for Policies pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement File No. 333-17637, filed on
                    December 11, 1996.

Item 27: Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
78 Pine Street, 2nd Floor
New Canaan, CT 06840

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
New York City Health
  and Hospitals Corporation
125 Worth Street, Suite 519
New York, NY 10013

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Street
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Robert S. Jones, Jr.                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew McMahon                             Executive Vice President

*Paul J. Flora                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account FP of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         The AXA Organizational Charts 2006 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-141082) on Form N-4, filed March 6, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------
          AS OF:  DECEMBER 31, 2006

                                                                                             State of             State of
                                                                           Type of          Incorp. or           Principal
                                                                          Subsidiary         Domicile            Operation
                                                                          ----------         --------            ---------

                                                                                       --------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                         DE                   NY
-----------------------------------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                     ND                   ND
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                         Operating             DE                   CO
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                       Operating             DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                         Operating             DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                     HCO                DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
          See Attached Listing C
          -------------------------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                    DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
          AXA Financial (Bermuda) Ltd.*                                   Insurance          Bermuda              Bermuda
          -------------------------------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                        DE                   NY
          -------------------------------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                    DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                               Operating             DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                            Operating             AL                   AL
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC    Operating             DE                   NY
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC     Operating             MA                   MA
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                            Operating             NV                   NV
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                       Operating            P.R.                 P.R.
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.         Operating             TX                   TX
                   ----------------------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *             Insurance             NY                   NY
          -------------------------------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                    Insurance             CO                   CO
              ---------------------------------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                              Investment            DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                         Investment            DE                   NY
                   ----------------------------------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                  Investment            **
              ---------------------------------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                         HCO                NY                   NY
              ---------------------------------------------------------------------------------------------------------------------
                   See Attached Listing A
                   ----------------------------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                        HCO                DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                Investment            PA                   PA
              ---------------------------------------------------------------------------------------------------------------------
              STCS, Inc.                                                  Investment            DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
              EVSA, Inc.                                                  Investment            DE                   PA
              ---------------------------------------------------------------------------------------------------------------------

                                                                                                            Parent's
                                                                                             Number of     Percent of     Comments
                                                                            Federal           Shares       Ownership    (e.g., Basis
                                                                           Tax ID #            Owned       or Control    of Control)
                                                                           ---------           -----       ----------   ------------

                                                                          ----------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                    13-3623351
------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                45-0373941             1,000       100.00%
      ------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                          75-2961816                         100.00%
      ------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                        13-4194065                         100.00%
      ------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                          13-4194080                         100.00%
      ------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                   13-3976138                         100.00%
      ------------------------------------------------------------------------------------
          See Attached Listing C
          --------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                               52-2197822                 -       100.00%
      ------------------------------------------------------------------------------------
          AXA Financial (Bermuda) Ltd.*                                    14-1903564           250,000       100.00%
          --------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                   13-4078005             1,000       100.00%
          --------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                               13-4071393                 -       100.00%
              ----------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                06-1555494                 -       100.00%
              ----------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                             06-1562392                 -       100.00%
                   -----------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC     13-4085852                 -       100.00%
                   -----------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC      04-3491734                 -       100.00%
                   -----------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                             13-3389068                         100.00%
                   -----------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                        66-0577477                         100.00%
                   -----------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.          75-2529724             1,050       100.00%
                   -----------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *              13-5570651         2,000,000       100.00%   NAIC # 62944
          --------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                     13-3198083         1,000,000       100.00%   NAIC # 62880
              ----------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                               13-3385076                 -             -   G.P & L.P.
              ----------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                          13-3385080                 -             -   G.P.
                   -----------------------------------------------------------------------
              Real Estate Partnership Equities (various)                       -                      -             -   **
              ----------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                       22-2766036                 -       100.00%
              ----------------------------------------------------------------------------
                   See Attached Listing A
                   -----------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                      13-2677213         5,000,000       100.00%
              ----------------------------------------------------------------------------
              Wil-Gro, Inc                                                 23-2702404             1,000       100.00%
              ----------------------------------------------------------------------------
              STCS, Inc.                                                   13-3761592             1,000       100.00%
              ----------------------------------------------------------------------------
              EVSA, Inc.                                                   23-2671508                50       100.00%
              ----------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

        * Affiliated Insurer

       ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

      *** All subsidiaries are corporations, except as otherwise noted.

          1.  The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

          2.  Effective Sept. 20, 1999,  AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
                   Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution
                     Holding Corp. to AXA Financial, Inc.
                   Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
                   Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding
                     Corp. to AXA Financial Services, LLC.

          3.  Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

          4.  In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

              As of December 31, 2006, AXF and its subsidiaries owned 60.28% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
                           AXF held directly 32,700,754 AllianceBernstein Units (12.50%),
                           AXA Equitable Life directly owned 8,165,204 AllianceBernstein Units (3.12%),
                           ACMC, Inc. owned 66,220,822 AllianceBernstein Units (25.30%), and
                           ECMC, LLC owned 40,880,637 AllianceBernstein Units (15.61%).
                           On December 21, 2004, AXF contributed 4,389,192 (1.68%) AllianceBernstein Units to MONY Life and
                             1,225,000 (.47%) AllianceBernstein Units to MLOA.

                   AllianceBernstein Corporation also owns a 1% general partnership interest in AllianceBernstein L.P.

                   In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.28% each), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units").
                   AllianceBernstein Corporation owns 100,000 units of general partnership interest (0.04%), in AllianceBernstein
                   Holding L.P.  AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

          5.  EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999.
                   AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation
                   on Sept. 21, 1999.

          6.  Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.  EquiSource of Alabama, Inc. became AXA Network of
                   Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of
                   Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively.  Effective February 1, 2002, Equitable Distributors
                   Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc.  Effective
                   February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA
                   Distributors Insurance Agency of Massachusetts, LLC.

          7.  Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

          8.  Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.
          9.  Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable
                Life Insurance Company.
          10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.
          11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.
          12. Effective May 26, 2005, Matrix Capital Markets Group was sold.
          12. Effective May 26, 2005, Matrix Private Equities was sold.
          13. Effective December 2, 2005, Advest Group was sold.
          14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein
                Corporation.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

          Dissolved: - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
                     - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
                     - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
                     - CCMI Corp. was dissolved on October 7, 1999.
                     - ELAS Realty, Inc. was dissolved January 29, 2002.
                     - EML Associates, L.P. was dissolved March 27, 2001.
                     - EQ Services, Inc. was dissolved May 11, 2001.
                     - Equitable BJVS, Inc. was dissolved October 3, 1999.
                     - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
                     - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                     - Equitable JVS II, Inc. was dissolved December 4, 1996
                     - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                         dissolved on December 31, 2000.
                     - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                     - EREIM Managers Corporation was dissolved March 27, 2001.
                     - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                     - EVLICO, Inc. was dissolved in 1999.
                     - Franconom, Inc. was dissolved on December 4, 2000.
                     - GP/EQ Southwest, Inc. was dissolved October 21, 1997
                     - HVM Corp. was dissolved on Feb. 16, 1999.
                     - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
                     - Prime Property Funding, Inc. was dissolved in Feb. 1999.
                     - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
                     - Six-Pac G.P., Inc. was dissolved July 12,1999
                     - Paramount Planners, LLC., a direct subsidiary of  AXA Distribution Holding Corporation, was dissolved on December 5, 2003
                     - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                     - ECLL Inc. was dissolved July 15, 2003
                     - MONY Realty Partners, Inc. was dissolved February 2005.
                     - Sagamore Financial LLC was dissolved August 31, 2006.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

LISTING A - Equitable Holdings, LLC
-----------------------------------

                                                                                               State of     State of
                                                                                  Type of     Incorp. or   Principal       Federal
                                                                                 Subsidiary    Domicile    Operation      Tax ID #
                                                                                 ----------    --------    ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          ----------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                       Operating        DE           NY         13-3049038
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                        Operating        VT           VT         06-1166226
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                            Operating        DE           NY         13-3266813
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                    Investment       DE           NY         13-3544879
                       -------------------------------------------------------------------------------------------------------------
                   AllianceBernstein Corporation (See Note 4 on Page 2)          Operating        DE           NY         13-3633538
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B

                       -------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                           Investment       DE           GA         58-1812697
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                  Investment       NY           NY         13-3593699
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                          Investment       NY           NY         13-3593692
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                         Investment       TX           TX         75-2338215
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                               Investment       DE           NJ         58-2169594
                       -------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                         Operating        DE           NY         52-2233674
                   -----------------------------------------------------------------------------------------------------------------
                       AXA  Distributors Insurance Agency of Alabama, LLC        Operating        DE           AL         52-2255113
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                    Operating        DE       CT, ME,NY      06-1579051
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC   Operating        MA           MA         04-3567096
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.          Operating        TX           TX         74-3006330
                       -------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                  Operating        DE           NY         13-3813232
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2) Operating        DE           NJ         22-3492811
                   -----------------------------------------------------------------------------------------------------------------

                                                                                              Parent's
                                                                                Number of   Percent of
                                                                                 Shares     Ownership            Comments
                                                                                  Owned     or Control   (e.g., Basis of Control)
                                                                                  -----     ----------   ------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------
    AXA Financial Services, LLC   (Note 2)
    --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------
            Equitable Holdings, LLC
            ------------------------------------------------------------------
                 ELAS Securities Acquisition Corporation                             500     100.00%
                 -------------------------------------------------------------
                 Equitable Casualty Insurance Company *                            1,000     100.00%
                 -------------------------------------------------------------
                 ECMC, LLC   (See Note 4 on Page 2)                                    -     100.00%
                 -------------------------------------------------------------
                     Equitable Capital Private Income & Equity                                         ECMC is G.P.
                       Partnership II, L.P.                                            -           -   ("Deal Flow Fund II")
                     ---------------------------------------------------------
                 AllianceBernstein Corporation (See Note 4 on Page 2)                100     100.00%
                 -------------------------------------------------------------
                     See Attached Listing B
                     ---------------------------------------------------------
                 Equitable JVS, Inc.                                               1,000     100.00%
                 -------------------------------------------------------------
                     Astor Times Square Corp.                                        100     100.00%
                     ---------------------------------------------------------
                     Astor/Broadway Acquisition Corp.                                100     100.00% G.P. of Astor Acquisition. L.P.
                     ---------------------------------------------------------
                     PC Landmark, Inc.                                             1,000     100.00%
                     ---------------------------------------------------------
                     EJSVS, Inc.                                                   1,000     100.00%
                     ---------------------------------------------------------
                 AXA Distributors, LLC                                                 -     100.00%
                 -------------------------------------------------------------
                     AXA  Distributors Insurance Agency of Alabama, LLC                -     100.00%
                     ---------------------------------------------------------
                     AXA Distriburors Insurance Agency, LLC                            -     100.00%
                     ---------------------------------------------------------
                     AXA Distributors Insurance Agency of Massachusetts, LLC           -     100.00%
                     ---------------------------------------------------------
                     AXA Distributors Insurance Agency of Texas, Inc.              1,000     100.00%
                     ---------------------------------------------------------
                 J.M.R. Realty Services, Inc.                                      1,000     100.00%
                 -------------------------------------------------------------
                 Equitable Structured Settlement Corp.  (See Note 8 on Page 2)       100     100.00%
                 -------------------------------------------------------------

* Affiliated Insurer

     Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
     Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Holding Corp.
     Efective January 1, 2002, Equitable Distributors, Inc. merged into
           AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

LISTING B - AllianceBernstein Corporation
-----------------------------------------

                                                                                                             State of      State of
                                                                                              Type of       Incorp. or    Principal
                                                                                             Subsidiary      Domicile     Operation
                                                                                             ----------      --------     ---------
AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   -----------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Holding L.P. (See Note 4 on Page 2)                 Operating          DE            NY
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein L.P.  (See Note 4 on Page 2)                        Operating          DE            NY
                       -------------------------------------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                                HCO             DE            MA
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management LLC                                      HCO             DE            NY
                           ---------------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                               Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware                            HCO             DE            NY
                           ---------------------------------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                               Operating        India         India
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein (Argentina) S.R.L.                          Operating      Argentina     Argentina
                               -----------------------------------------------------------------------------------------------------
                               ACM Software Services Ltd.                                    Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                       Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Japan Inc.                                     HCO             DE            NY
                               -----------------------------------------------------------------------------------------------------
                                            AllianceBernstein Japan Ltd.                     Operating        Japan         Japan
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Invest. Management Australia Limited        Operating        Aust.         Aust.
                               -----------------------------------------------------------------------------------------------------
                                            Far Eastern Alliance Asset Management            Operating        Taiwan        Taiwan
                                            ----------------------------------------------------------------------------------------
                               AllianceBernstein Global Derivatives Corp.                    Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investimentos (Brazil) Ltda.                Operating        Brazil        Brazil
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Limited                                     Operating         U.K.          U.K.
                               -----------------------------------------------------------------------------------------------------
                                            ACM Berstein GmbH                                Operating        Gemany       Germany
                                            ----------------------------------------------------------------------------------------
                                            AllianceBernstein Services Limited               Operating         U.K.          U.K.
                                            ----------------------------------------------------------------------------------------
                               AllianceBernstein (Luxembourg) S.A.                           Operating         Lux.          Lux.
                               -----------------------------------------------------------------------------------------------------
                                            AllianceBernstein (France) SAS                   Operating        France        France
                               -----------------------------------------------------------------------------------------------------
                                            ACMBernstein (Deutchland) GmbH                   Operating       Germany       Germany
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                       Operating          DE        Singapore
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Australia Limited                           Operating        Aust.         Aust.
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Canada, Inc.                                Operating          DE          Canada
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein New Zealand Limited                         Operating         N.Z.          N.Z.
                               -----------------------------------------------------------------------------------------------------


                                                                                            Number  Parent's
                                                                                              of    Percent of       Comments
                                                                                  Federal   Shares  Ownership         (e.g.,
                                                                                 Tax ID #    Owned  or Control   Basis of Control)
                                                                                 ---------  ------  ----------  -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------------
    AXA Financial Services, LLC   (Note 2)
    ----------------------------------------------------------------------------
      MONY Capital Management, Inc.
        ------------------------------------------------------------------------
            Equitable Holdings, LLC
            --------------------------------------------------------------------
                 AllianceBernstein Corporation                                                                owns 1% GP interest
                                                                                                              in AllianceBernstein
                                                                                                              L.P. and 100,000 GP
                                                                                                              units in Alliance-
                                                                                                              Bernstein Holding L.P.
                 --------------------------------------------------------------------------
                     AllianceBernstein Holding L.P. (See Note 4 on Page 2)       13-3434400                  -
                     ----------------------------------------------------------------------
                     AllianceBernstein L.P.  (See Note 4 on Page 2)              13-4064930
                     ----------------------------------------------------------------------
                         Cursitor Alliance LLC                                   22-3424339            100.00%
                         ------------------------------------------------------------------
                         Alliance Capital Management LLC                                               100.00%
                         ------------------------------------------------------------------
                             Sanford C. Bernstein & Co., LLC                     13-4132953            100.00%
                             --------------------------------------------------------------
                         AllianceBernstein Corporation of Delaware               13-2778645     10     100.00%
                         ------------------------------------------------------------------
                             ACAM Trust Company Private Ltd.                         -                 100.00%
                             --------------------------------------------------------------
                             AllianceBernstein (Argentina) S.R.L.                    -                 100.00%
                             --------------------------------------------------------------
                             ACM Software Services Ltd.                          13-3910857            100.00%
                             --------------------------------------------------------------
                             Alliance Barra Research Institute, Inc.             13-3548918  1,000     100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Japan Inc.
                             --------------------------------------------------------------
                                          AllianceBernstein Japan Ltd.               -                 100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Invest. Management Australia Ltd      -                 100.00%
                             --------------------------------------------------------------
                                          Far Eastern Alliance Asset Management      -                  20.00% 3rd parties = 80%
                                          -------------------------------------------------
                             AllianceBernstein Global Derivatives Corp.          13-3626546  1,000     100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Investimentos (Brazil) Ltda.          -                  99.00% Alliance Capital
                                                                                                               Oceanic Corp. owns 1%
                             --------------------------------------------------------------
                             AllianceBernstein Limited                               -     250,000     100.00%
                             --------------------------------------------------------------
                                          ACM Berstein GmbH                          -                 100.00%
                                          -------------------------------------------------
                                          AllianceBernstein Services Limited         -       1,000     100.00%
                                          -------------------------------------------------
                             AllianceBernstein (Luxembourg) S.A.                     -       3,999      99.98% Alliance Cap. Oceanic
                                                                                                               Corp. owns 0.025%
                             --------------------------------------------------------------
                                          AllianceBernstein (France) SAS             -                 100.00%
                             --------------------------------------------------------------
                                          ACMBernstein (Deutchland) GmbH             -                 100.00%
                             --------------------------------------------------------------
                             Alliance Capital Management (Asia) Ltd.             13-3752293            100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Australia Limited                     -                  50.00% 3rd parties = 50%
                             --------------------------------------------------------------
                             AllianceBernstein Canada, Inc.                      13-3630460 18,750     100.00%
                             --------------------------------------------------------------
                             AllianceBernstein New Zealand Limited                   -                  50.00% 3rd parties = 50%
                             --------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

LISTING B - AllianceBernstein Corporation
-----------------------------------------

                                                                                                                State of   State of
                                                                                                     Type of   Incorp. or Principal
                                                                                                    Subsidiary  Domicile  Operation
                                                                                                    ----------  --------  ---------

AXA Financial, Inc.
---------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ---------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          -----------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -------------------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   --------------------------------------------------------------------------------
                       AllianceBernstein L.P.
                       ----------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------------------------
                               AllianceBernstein South Africa (Proprietary) Ltd.                    Operating  So Africa  So Africa
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein (Singapore) Ltd.                                   Operating  Singapore  Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                            Operating  Mauritius  Mauritius
                               -----------------------------------------------------------------------------------------------------
                                            Alliance Capital Asset Management (India) Private Ltd   Operating    India      India
                               -----------------------------------------------------------------------------------------------------
                                            AllianceBernstein Invest. Res. & Manag. (India) Pvt.    Operating    India      India
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Oceanic Corporation                                Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Real Estate, Inc.                                   Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                                Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                        Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investments, Inc.                                  Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investor Services, Inc.                            Operating      DE         NJ
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Hong Kong Limited                                  Operating     H.K.       H.K.
                               -----------------------------------------------------------------------------------------------------
                                            Alliance Capital Taiwan Limited                         Operating    Taiwan     Taiwan
                                            ----------------------------------------------------------------------------------------
                                            ACM New-Alliance (Luxembourg) S.A.                      Operating     Lux.       Lux.
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Limited                                         Operating     U.K.       U.K.
                               -----------------------------------------------------------------------------------------------------
                                            Sanford C. Bernstein (CREST Nominees) Ltd.              Operating     U.K.       U.K.
                               -----------------------------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                           Operating     U.K.       U.K.
                               -----------------------------------------------------------------------------------------------------
                                            ACM Investments Ltd.                                    Operating     U.K.       U.K.
                                            ----------------------------------------------------------------------------------------
                                            AllianceBernstein Fixed Income Ltd.                     Operating     U.K.       U.K.
                                            ----------------------------------------------------------------------------------------


                                                                                                                     Number of
                                                                                                    Federal           Shares
                                                                                                   Tax ID #            Owned
                                                                                                   ---------           -----

AXA Financial, Inc.
--------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          ----------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ------------------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   -------------------------------------------------------------------------------
                       AllianceBernstein L.P.
                       ---------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------
                               AllianceBernstein South Africa (Proprietary) Ltd.                       -
                               -----------------------------------------------------------------------------------
                               AllianceBernstein (Singapore) Ltd.                                      -
                               -----------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                               -
                               -----------------------------------------------------------------------------------
                                            Alliance Capital Asset Management (India) Private Ltd      -
                               -----------------------------------------------------------------------------------
                                            AllianceBernstein Invest. Res. & Manag. (India) Pvt.       -
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Oceanic Corporation                               13-3441277               1,000
                               -----------------------------------------------------------------------------------
                               Alliance Capital Real Estate, Inc.                                  13-3441277
                               -----------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                               52-1671668               1,000
                               -----------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                       13-3802178
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Investments, Inc.                                 13-3191825                 100
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Investor Services, Inc.                           13-3211780                 100
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Hong Kong Limited                                     -
                               -----------------------------------------------------------------------------------
                                            Alliance Capital Taiwan Limited                            -
                                            ----------------------------------------------------------------------
                                            ACM New-Alliance (Luxembourg) S.A.                         -
                               -----------------------------------------------------------------------------------
                               Sanford C. Bernstein Limited                                            -
                               -----------------------------------------------------------------------------------
                                            Sanford C. Bernstein (CREST Nominees) Ltd.                 -
                               -----------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                              -
                               -----------------------------------------------------------------------------------
                                            ACM Investments Ltd.                                       -
                                            ----------------------------------------------------------------------
                                            AllianceBernstein Fixed Income Ltd.                        -
                                            ----------------------------------------------------------------------


                                                                                                    Parent's
                                                                                                   Percent of      Comments
                                                                                                   Ownership        (e.g.,
                                                                                                   or Control    Basis of Control)
                                                                                                   ----------    -----------------

AXA Financial, Inc.
--------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          ----------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ------------------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   -------------------------------------------------------------------------------
                       AllianceBernstein L.P.
                       ---------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware (Cont'd)
                           ------------------------------------------------------------------------
                               AllianceBernstein South Africa (Proprietary) Ltd.                        100.00%
                               --------------------------------------------------------------------
                               AllianceBernstein (Singapore) Ltd.                                       100.00%
                               --------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                                100.00%
                               --------------------------------------------------------------------
                                            Alliance Capital Asset Management (India) Private Ltd        75.00% 3rd parties = 25%
                               --------------------------------------------------------------------
                                            AllianceBernstein Invest. Res. & Manag. (India) Pvt.        100.00%
                               --------------------------------------------------------------------
                               AllianceBernstein Oceanic Corporation                                    100.00% inactive
                               --------------------------------------------------------------------
                               Alliance Capital Real Estate, Inc.                                       100.00% inactive
                               --------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                                    100.00%
                               --------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                            100.00%
                               --------------------------------------------------------------------
                               AllianceBernstein Investments, Inc.                                            1
                               --------------------------------------------------------------------
                               AllianceBernstein Investor Services, Inc.                                100.00%  formerly, Alliance
                                                                                                                 Fund Services, Inc.
                               --------------------------------------------------------------------
                               AllianceBernstein Hong Kong Limited                                       50.00% 3rd parties = 50%
                               --------------------------------------------------------------------
                                            Alliance Capital Taiwan Limited                              99.00% Others owns 1%
                                            -------------------------------------------------------
                                            ACM New-Alliance (Luxembourg) S.A.                           99.00% AllianceBernstein
                                                                                                                Lux owns 1%
                               --------------------------------------------------------------------
                               Sanford C. Bernstein Limited                                             100.00%
                               --------------------------------------------------------------------
                                            Sanford C. Bernstein (CREST Nominees) Ltd.                  100.00%
                               --------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                               100.00%
                               --------------------------------------------------------------------
                                            ACM Investments Ltd.                                        100.00%
                                            -------------------------------------------------------
                                            AllianceBernstein Fixed Income Ltd.                         100.00%
                                            -------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------
LISTING C - MONY
----------------

                                                                                                      State of          State of
                                                                                      Type of        Incorp. or        Principal
                                                                                     Subsidiary       Domicile         Operation
                                                                                     ----------       --------         ---------
AXA Financial, Inc.
------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                    Operating           DE                CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                  Operating           DE                NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                    Operating           DE                NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                HCO              DE                NY
      ------------------------------------------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                              Insurance           NY                NY
          --------------------------------------------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                          HCO              DE                NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.*       Insurance       Argentina         Argentina
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                     HCO           Jamaica           Jamaica
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                   Operating     Cayman Islands    Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                Operating         Brazil            Brazil
                       -------------------------------------------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.*            Insurance     Cayman Islands    Cayman Islands
                       -------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of America*                                Insurance           AZ                NY
              ----------------------------------------------------------------------------------------------------------------------
              U.S. Financial Life Insurance Company *                                Insurance           OH                OH
              ----------------------------------------------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                             HCO              DE                NY
              ----------------------------------------------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                                  Operating           OH                OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                              Operating           DE                PA
                   -----------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                            Operating           OH                OH
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                         Operating           AL                AL
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                           Operating           TX                TX
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                   Operating           MA                MA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                      Operating           WA                WA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                      Operating           NM                NM
                       -------------------------------------------------------------------------------------------------------------
                   1740 Ventures, Inc.                                               Operating           NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                               Operating           GA                GA
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                            Operating           DE                GA
                       -------------------------------------------------------------------------------------------------------------
                   MONY Assets Corp.                                                    HCO              NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Benefits Management Corp.                                Operating           DE                NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                   Operating           DE                NY
                       -------------------------------------------------------------------------------------------------------------
                   1740 Advisers, Inc.                                               Operating           NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Securities Corporation                                       Operating           NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.               Operating           MN                NY
                       -------------------------------------------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                             Operating           MN                NY
                       -------------------------------------------------------------------------------------------------------------

                                                                                                              Parent's
                                                                                                 Number of   Percent of  Comments
                                                                                   Federal        Shares     Ownership  (e.g., Basis
                                                                                  Tax ID #         Owned     or Control  of Control)
                                                                                  ---------        -----     ----------  -----------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          ------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                 75-2961816                   100.00%
      ----------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                               13-4194065                   100.00%
      ----------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                 13-4194080                   100.00%
      ----------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                          13-3976138                   100.00%
      ----------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                           13-1632487                   100.00%
          ------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                    13-3790446                   100.00%
              --------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.*    98-0157781                   100.00%
                   ---------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                                             99.00%
                   ---------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                98-0152047                   100.00%
                   ---------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                                           99.00%
                       -----------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.*         98-0152046                   100.00%
                       -----------------------------------------------------------------------
              MONY Life Insurance Company of America*                             86-0222062                   100.00%
              --------------------------------------------------------------------------------
              U.S. Financial Life Insurance Company *                             38-2046096       405,000     100.00%
              --------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                       11-3722370         1,000     100.00%
              --------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                               31-1465146            99      99.00%
                   ---------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                           22-3015130         1,500     100.00%
                   ---------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                         31-1562855             5     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                      62-1699522             1     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                        74-2861481            10     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                06-1496443             5     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                   91-1940542             1     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                   62-1705422             1     100.00%
                       -----------------------------------------------------------------------
                   1740 Ventures, Inc.                                            13-2848244         1,000     100.00%
                   ---------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                            58-1660289           500     100.00%
                   ---------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                         22-1990598         1,000     100.00%
                       -----------------------------------------------------------------------
                   MONY Assets Corp.                                              13-2662263       200,000     100.00%
                   ---------------------------------------------------------------------------
                       MONY Benefits Management Corp.                             13-3363383         9,000     100.00%
                       -----------------------------------------------------------------------
                       MONY Benefits Service Corp.                                13-4194349         2,500     100.00%
                       -----------------------------------------------------------------------
                   1740 Advisers, Inc.                                            13-2645490        14,600     100.00%
                   ---------------------------------------------------------------------------
                   MONY Securities Corporation                                    13-2645488         7,550     100.00%
                   ---------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.            41-1941465         1,000     100.00%
                       -----------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                          41-1941464             1     100.00%
                       -----------------------------------------------------------------------

  -  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
  -  As of February 2005, MONY Realty Partners, Inc. was dissolved
  -  MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
  -  MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
  -  Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
  -  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
  -  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
  -  As of August 31, 2006,  Sagamore Financial LLC was dissolved

Item 29. Indemnification

         (a) Indemnification of Officers and Directors

         The by-laws of the AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

             7.4  Indemnification of Directors, Officers and Employees.

             (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                    (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                   (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                  (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

             (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

         The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, Starr Excess Liability International and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b) Indemnification of Principal Underwriter

          To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

         (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America is the principal underwriter for Separate Accounts 49, 301, FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, A and I, and MONY Variable Account S and Keynote Series Account. The principal business address of AXA Advisors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Assistant Vice President and Director

*Robert S. Jones, Jr.                 Chairman of the Board and Director

*Ned Dane                             President and Director

*Richard Dziadzio                     Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*Mark Wutt                            Executive Vice President

*Anthony F. Recine                    Chief Compliance Officer - Investment
                                      Advisory Activities

 Stephen T. Burnthall                 Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

 James Goodwin                        Senior Vice President
 333 Thornall Street
 Edison, NJ 08837

 Jeffrey Green                        Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                       Senior Vice President and Treasurer

*Jill Cooley                          Chief Risk Officer and Director

*David Cerza                          First Vice President

*Donna M. Dazzo                       First Vice President

*Peter Mastrantuono                   First Vice President

*Raymond T. Barry                     Vice President

*Michael Brzozowski                   Vice President

*Claire A. Comerford                  Vice President

*Mark D. Godofsky                     Senior Vice President and Controller

*Janet Friedman                       Vice President

*Stuart Abrams                        Senior Vice President and General Counsel

*Patricia Roy                         Vice President and Chief Compliance
                                      Officer - Broker-Dealer Activities

*Christine Nigro                      Chief Operations Officer

*Linda J. Galasso                     Assistant Secretary

*Francesca Divone                     Secretary

*Maurya Keating                       Vice President and Counsel

*Gary Gordon                          Vice President

 Danielle D. Wise                     Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Frank Massa                          Vice President

*Carolann Matthews                    Vice President

*Jose Montenegro                      Vice President

 Edna Russo                           Vice President
 333 Thornall Street
 Edison, NJ 08837

*Michael Ryniker                      Vice President

*Frank Acierno                        Assistant Vice President

*Ruth Shorter                         Assistant Vice President

*Irina Gyula                          Assistant Vice President

     (c) The information under "Distribution of the policies" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 31. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York,
New York 10104, 135 West 50th Street, New York, NY 10020, and 200 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 32. Management Services

         Not applicable.

Item 33. Representation Regarding Reasonableness of Aggregate Policy Fees and Charges

         AXA Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Policies. AXA Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for AXA Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variation therein, based on supplements, data pages or riders to any policies or prospectuses or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 25th day of April, 2007.

                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY,(REGISTRANT)

                                     By:   AXA EQUITABLE LIFE INSURANCE COMPANY,
                                                 (DEPOSITOR)

                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                              (Dodie Kent)
                                              Vice President and
                                              Associate General Counsel

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 25th day of April, 2007.

                                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                            (DEPOSITOR)

                                            By:  /s/  Dodie Kent
                                                --------------------------------
                                                     (Dodie Kent)
                                    Vice President and Associate General Counsel

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller

*DIRECTORS:

Bruce W. Calvert            Anthony J. Hamilton           Ezra Suleiman
Christopher M. Condron      Mary R. (Nina) Henderson      Scott D. Miller
Henri de Castries           James F. Higgins              Joseph H. Moglia
Denis Duverne               Lorie A. Slutsky              Peter J. Tobin
Charlynn Goins


*By:  /s/ Dodie Kent
     -----------------------
         (Dodie Kent)
          Attorney-in-Fact
          April 25, 2007

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.                                                   DOCUMENT TAG
-----------                                                   ------------

26(e)(iii)     Form of Variable Universal Life Supplement
               to the Application (Form No. VUL-GV/Para       EX-99.26(e)(iii)
               2005).

26(k)(iii)     Opinion and Consent of Dodie Kent              EX-99.26kiii

26(l)          Opinion and Consent of Brian Lessing           EX-99.26l

26(m)          Sample Calculation for Illustrations           EX-99.26m

26(n)(i)(a)    Consent of PricewaterhouseCoopers LLP          EX-99.26nia

26(n)(i)(b)    Consent of KPMG LLP                            EX-99.26nib

26(n)(x)       Powers of Attorney                             EX-99.26nx